PROSPECTUS DATED January 31, 2021, AS AMENDED AND RESTATED June 14, 2021

City National Rochdale Government Money Market Fund
Servicing Class	(CNIXX)
Class N	(CNGXX)
Class S	(CNFXX)

City National Rochdale Government Bond Fund
Servicing Class	(CNBIX)
Class N	(CGBAX)

City National Rochdale Corporate Bond Fund
Servicing Class	(CNCIX)
Class N	(CCBAX)

City National Rochdale California Tax Exempt Bond Fund
Servicing Class	(CNTIX)
Class N	(CCTEX)

City National Rochdale Municipal High Income Fund
Servicing Class	(CNRMX)
Class N	(CNRNX)

City National Rochdale Intermediate Fixed Income Fund
Institutional Class	(CNRIX)
Class N	(RIMCX)

City National Rochdale Short Term Emerging Markets Debt Fund
Class Y	(CNRGX)

City National Rochdale Fixed Income Opportunities Fund
Class N	(RIMOX)

City National Rochdale Dividend & Income Fund
Class N	(RIMHX)

City National Rochdale U.S. Core Equity Fund
Institutional Class	(CNRUX)
Servicing Class	(CNRVX)
Class N	(CNRWX)

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

table of contents

Summaries	3
City National Rochdale Government Money Market Fund	3
City National Rochdale Government Bond Fund	7
City National Rochdale Corporate Bond Fund	12
City National Rochdale California Tax Exempt Bond Fund	17
City National Rochdale Municipal High Income Fund	23
City National Rochdale Intermediate Fixed Income Fund	28
City National Rochdale Short Term Emerging Markets Debt Fund	33
City National Rochdale Fixed Income Opportunities Fund	39
City National Rochdale Dividend & Income Fund	48
City National Rochdale U.S. Core Equity Fund	53
More About the Funds	57
More About the Funds’ Risks	61
Management of the Funds	77
How to Buy, Sell and Exchange Shares	82
Dividends and Taxes	92
Financial Highlights	94
Important Terms to Know	98
Notice of Privacy Principles	99
For More Information	Back Cover

Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank or Royal Bank of Canada. Investing in mutual funds involves risks, including possible loss of principal.

The Funds’ Statement of Additional Information (the “SAI”) has more detailed information on all subjects covered in this Prospectus. Investors seeking more in-depth explanations of the Funds should request the SAI and review it before purchasing shares.

CITY NATIONAL ROCHDALE FUNDS | PAGE 2

summaries

City National Rochdale Government Money Market Fund

INVESTMENT GOAL

The City National Rochdale Government Money Market Fund (the “Government Money Fund” or the “Fund”) is a money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income. Also, the Government Money Fund seeks to maintain a $1.00 per share net asset value (“NAV”).

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy, hold, and sell shares of the Government Money Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Servicing Class	Class N	Class S
Management Fees(1)	0.26%	0.26%	0.26%
Distribution (12b-1) Fee(2)	None	0.30%	0.50%
Other Expenses
Shareholder Servicing Fee	0.25%	0.25%	0.25%
Other Fund Expenses	0.06%	0.07%	0.07%
Total Other Expenses	0.31%	0.32%	0.32%
Total Annual Fund Operating Expenses	0.57%	0.88%	1.08%
Fee Waiver and/or Expense Reimbursement(1)(2)	(0.26%)	(0.50%)	(0.58%)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(3)	0.31%	0.38%	0.50%

(1)	City National Rochdale, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive Management Fees for the Fund such that the fee charged is 0.15% through January 31, 2022. Prior to that date, the arrangement may be terminated without penalty (a) by the Fund’s Board of Trustees, or (b) by the Adviser effective no earlier than January 31, 2022, upon at least 60 days’ prior written notice. Management Fees waived by the Adviser pursuant to this arrangement will not be eligible for reimbursement by the Fund to the Adviser. The Adviser has agreed to voluntarily waive additional Management Fees for the Fund such that the fee charged is 0.04%. This additional voluntary waiver is not reflected in the fee table and may be terminated at any time.

(2)	The Fund has contractually agreed to limit the Distribution (12b-1) Fee payable by Class S shares of the Fund to 0.45% through January 31, 2022. Prior to that date, the arrangement may be terminated without penalty by the Fund’s Board of Trustees.

(3)	The Adviser has agreed to voluntarily waive a portion of the expenses of the Fund to the extent needed to maintain a one-day net income yield (yield floor) of not less than 0.01% of the Fund’s average daily net assets. The fee table does not reflect the impact of the voluntarily waived expenses. This waiver may be terminated at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Government Money Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Government Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$32	$156	$292	$689
Class N	$39	$231	$439	$1,038
Class S	$51	$286	$539	$1,265

CITY NATIONAL ROCHDALE FUNDS | PAGE 3

PRINCIPAL INVESTMENT STRATEGIES

The Government Money Fund invests at least 99.5% of its total assets in cash, U.S. Treasury securities and other government securities guaranteed or issued by an agency or instrumentality of the U.S. Government, and/or repurchase agreements that are fully collateralized by cash or government securities. In addition, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Government securities and/or repurchase agreements that are fully collateralized by government securities. In particular, the Fund invests in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government and repurchase agreements involving these obligations. Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the Government Money Fund invests consist principally of securities issued or guaranteed by Fannie Mae (formerly known as the Federal National Mortgage Association), the Federal Home Loan Bank (“FHLB”), Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation) and the Government National Mortgage Association (“Ginnie Mae”). The securities held by the Fund must, in the opinion of City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, present minimal credit risk. The Fund invests in compliance with the requirements of Rule 2a-7 under the Investment Company Act of 1940 relating to the credit quality, maturity, liquidity and diversification of investments for money market funds.

Using a top-down strategy and bottom-up security selection, the Adviser seeks securities with an acceptable maturity that are marketable and liquid and offer competitive yields. The Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole.

The Fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “gates” on Fund redemptions, as permitted by Rule 2a-7. However, the Board of Trustees reserves the right, with notice to shareholders, to change this policy in the future.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any money market fund, there are risks to investing. Neither the Government Money Fund nor the Adviser can guarantee that the Fund will meet its investment goal. Here are the principal risks to consider:

Market Risk – The market price of a security may move up and down, sometimes rapidly and unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political factors, adverse investor sentiment, or local, regional or global events such as epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies, which could result in losses for the Fund. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Recent Market Events – An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) has resulted in a global pandemic and has caused major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 outbreak may cause similar disruptions and effects.

Government-Sponsored Entities – The Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, which may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

Credit – The Fund invests exclusively in securities that are rated, when the Fund buys them, in the highest short-term rating category, or if unrated, are of comparable quality in the Adviser’s opinion. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the Fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded (which could happen rapidly), or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline significantly, particularly in certain market environments. If the Fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the Fund will be subject to the credit risk presented by the counterparty. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

CITY NATIONAL ROCHDALE FUNDS | PAGE 4

Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. The Fund’s expenses could absorb all or a significant portion of the Fund’s income, and, if the Fund’s expenses exceed the Fund’s income, the Fund may be unable to maintain its $1.00 share price without a subsidy by the Adviser or its affiliates. In addition, during periods when interest rates are low or there are negative interest rates, the Fund’s yield also may be low or the Fund may be unable to maintain a positive yield or a stable net asset value of $1.00 per share.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund’s investment strategies may not work as intended or otherwise fail to produce the desired results, and the Fund may underperform the markets in which it invests or similar funds.

Repurchase Agreements – Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale at an agreed upon price which includes principal and interest. Under all repurchase agreements entered into by the Fund, the Fund’s custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. If the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

No Guarantees – You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Adviser and its affiliates have no legal obligation to provide financial support to the Fund, and you should not expect that the Adviser or its affiliates will provide financial support to the Fund at any time.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the Fund’s ability to maintain a $1.00 share price. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Fund and its shareholders.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Government Money Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com for the Fund’s most current 7-day yield or to obtain updated performance information.

This bar chart shows the performance of the Government Money Fund’s Servicing Class (formerly designated as Institutional Class) shares based on a calendar year.

Best Quarter 0.49% Q1 2019	Worst Quarter 0.00% Q1 2013

CITY NATIONAL ROCHDALE FUNDS | PAGE 5

This table shows the Government Money Fund’s average annual total returns for the periods ended December 31, 2020.

Average Annual Total Returns (for the periods ended December 31, 2020)	One Year	Five Years	Ten Years
Servicing Class	0.25%	0.75%	0.38%
Class N	0.18%	0.56%	0.28%
Class S	0.15%	0.49%	0.25%

INVESTMENT ADVISER

City National Rochdale, LLC

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts, including separately managed accounts advised by the Adviser, maintained at City National Bank and certain retirement plan platforms, including retirement plan accounts and individual retirement accounts (“IRAs”) maintained at City National Bank, advisory accounts with City National Securities, institutional investors/agents with $50 million or more in non-managed brokerage accounts maintained at City National Securities, and other institutional investors/agents approved by the Adviser. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts. The Class S shares of the Fund are available to investors who have funds with City National Bank and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The Government Money Fund has no minimum purchase requirement; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information. The shares of the Government Money Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Government Money Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Supplemental tax reporting information concerning the City National Rochdale Funds is posted online at www.citynationalrochdalefunds.com under the “Important Tax Information” tab.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Government Money Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 6

City National Rochdale Government Bond Fund

INVESTMENT GOAL

The City National Rochdale Government Bond Fund (the “Government Bond Fund” or the “Fund”) seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing primarily in U.S. Government securities.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy, hold, and sell shares of the Government Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Servicing Class		Class N
Management Fees		0.43%		0.43%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%
Other Fund Expenses	0.56%		0.57%
Total Other Expenses		0.81%		0.82%
Total Annual Fund Operating Expenses		1.24%		1.50%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Government Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Government Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$126	$393	$681	$1,500
Class N	$153	$474	$818	$1,791

PORTFOLIO TURNOVER

The Government Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

CITY NATIONAL ROCHDALE FUNDS | PAGE 7

PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the Government Bond Fund’s net assets (plus any borrowings for investment purposes) consists of U.S. Government securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may also purchase prime quality, conforming mortgage-backed securities issued by the U.S. Government or Fannie Mae (formerly known as the Federal National Mortgage Association), the Federal Home Loan Bank (“FHLB”), Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation) or the Government National Mortgage Association (“Ginnie Mae”) the maturity and duration of which are consistent with an intermediate term strategy. The Fund typically invests in securities rated investment-grade by Standard & Poor’s Ratings Services, Moody’s Investors Services and/or Fitch Ratings, or unrated securities considered to be of equivalent quality by City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser. Although the Adviser considers credit ratings in selecting investments for the Fund, the Adviser bases its investment decision for a particular instrument primarily on its own credit analysis and not on a credit rating by a nationally recognized statistical rating organization. The Adviser considers, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage. The Fund may retain a security after it has been downgraded to any rating below the minimum credit rating if the Adviser determines that doing so is in the best interests of the Fund.

The Adviser actively manages the average duration of the Fund’s portfolio in accordance with its expectations of interest rate changes as driven by economic trends. The average duration of the Fund’s portfolio typically ranges from two to six years, but may vary due to unusually large purchases or redemptions of the Fund’s shares. There is no limit on the maturities of individual securities held by the Fund. The Government Bond Fund may also invest in the shares of money market mutual funds the investments of which are consistent with those of the Fund.

Generally, in determining whether to sell a security, the Adviser uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desirable investment for the Fund, including consideration of the security’s current credit quality. The Adviser may also sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Government Bond Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – The market price of a security may move up and down, sometimes rapidly and unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political factors, adverse investor sentiment, or local, regional or global events such as epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Recent Market Events – An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) has resulted in a global pandemic and has caused major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 outbreak may cause similar disruptions and effects.

Government-Sponsored Entities – The Fund invests in securities issued by government-sponsored entities which may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer.

CITY NATIONAL ROCHDALE FUNDS | PAGE 8

Credit – Changes in the credit quality rating of a security or changes in an issuer’s financial condition can affect the Fund. A default on a security held by the Fund could cause the value of your investment in the Fund to decline.

Interest Rates – The value of fixed income securities will fall if interest rates rise. Fixed income securities with longer maturities generally entail greater risk than those with shorter maturities. The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. Recent and potential future changes in monetary policy made by central banks and governments are likely to impact the level of interest rates.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund’s investment strategies may not work as intended or otherwise fail to produce the desired results, and the Fund may underperform the markets in which it invests or similar funds.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed or other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Prepayments – As a general rule, prepayments of principal of loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Rating Agencies – Credit ratings are issued by rating agencies, which are private entities that provide ratings of the credit quality of debt obligations. A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the issuers of the securities they rate.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Fund and its shareholders.

An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Government Bond Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 9

This bar chart shows the performance of the Government Bond Fund’s Servicing Class (formerly designated as Institutional Class) shares based on a calendar year.

Best Quarter 3.59% Q1 2020	Worst Quarter -1.32% Q2 2013

This table shows the average annual total returns of each class of the Government Bond Fund for the periods ended December 31, 2020. The table also shows how the Fund’s performance compares with the returns of indices comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2020)	One Year	Five Years	Ten Years
Servicing Class
Return Before Taxes	3.88%	1.71%	1.31%
Return After Taxes on Distributions	3.45%	1.29%	0.92%
Return After Taxes on Distributions and Sale of Fund Shares	2.29%	1.12%	0.85%
Class N
Return Before Taxes	3.61%	1.45%	1.06%
Bloomberg Barclays U.S. 1-5 Year Government Bond Index (Reflects no deduction for fees, expenses or taxes)	4.34%	2.35%	1.79%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Servicing Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Servicing Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

City National Rochdale, LLC

PORTFOLIO MANAGER

Charles Luke, Managing Director and Senior Portfolio Manager of the Adviser, and Christopher Martin, Portfolio Manager of the Adviser, are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers for the Government Bond Fund since 2020 and 2018, respectively.

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts, including separately managed accounts advised by the Adviser, maintained at City National Bank and certain retirement plan platforms. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts, including separately managed accounts of the Adviser not maintained at City National Bank, and certain tax deferred retirement plans (including 401(k) plans, employer sponsored 403 (b) plans, 457 plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There are no minimum purchase or minimum shareholder account balance requirements for Servicing Class or Class N shares; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 10

The shares of the Government Bond Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Government Bond Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Supplemental tax reporting information concerning the City National Rochdale Funds is posted online at www.citynationalrochdalefunds.com under the “Important Tax Information” tab.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Government Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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City National Rochdale Corporate Bond Fund

INVESTMENT GOAL

The City National Rochdale Corporate Bond Fund (the “Corporate Bond Fund” or the “Fund”) seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing in a diversified portfolio of fixed income securities.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy, hold, and sell shares of the Corporate Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Servicing Class	Class N
Management Fees	0.40%	0.40%
Distribution (12b-1) Fee	None	0.25%
Other Expenses
Shareholder Servicing Fee	0.25%	0.25%
Other Fund Expenses	0.22%	0.22%
Total Other Expenses	0.47%	0.47%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.91%	1.16%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Corporate Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Corporate Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$93	$290	$504	$1,120
Class N	$118	$368	$638	$1,409

PORTFOLIO TURNOVER

The Corporate Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the Corporate Bond Fund’s net assets (plus any borrowings for investment purposes) consists of investment grade corporate notes, bonds and debentures that are nationally traded and corporate issues of domestic and international companies (including emerging market companies) denominated in U.S. dollars. The Fund may also purchase mortgage-backed and asset-backed instruments the maturities and durations of which are consistent with an intermediate term strategy.

City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, actively manages the average duration of the portfolio in accordance with its expectations of interest rate changes as driven by economic trends. The average duration of the Fund’s portfolio typically ranges from two to six years, but may vary due to unusually large purchases or redemptions of the Fund’s shares. There is no limit on the maturities of individual securities held by the Fund.

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The Adviser typically invests in corporate issues with a minimum credit rating from Moody’s Investors Service or Standard & Poor’s Ratings Services of Baa or BBB, mortgage-backed and asset-backed instruments with a minimum rating of Aa or AA and corporate commercial paper issued by issuers with a minimum credit rating of P1 or A1. Although the Adviser considers credit ratings in selecting investments for the Fund, the Adviser bases its investment decision for a particular instrument primarily on its own credit analysis and not on a credit rating by a nationally recognized statistical rating organization. The Adviser considers, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage. The Fund may retain a security after it has been downgraded to any rating below the minimum credit rating if the Adviser determines that doing so is in the best interests of the Fund. The Fund may also invest in municipal securities and in the shares of money market mutual funds, the investments of which are consistent with those of the Fund.

Generally, in determining whether to sell a security, the Adviser uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desirable investment for the Fund, including consideration of the security’s current credit quality. The Adviser may also sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Corporate Bond Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – The market price of a security may move up and down, sometimes rapidly and unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political factors, adverse investor sentiment, or local, regional or global events such as epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Recent Market Events – An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) has resulted in a global pandemic and has caused major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 outbreak may cause similar disruptions and effects.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer.

Credit – Changes in the credit quality rating of a security or changes in an issuer’s financial condition can affect the Fund. A default on a security held by the Fund could cause the value of your investment in the Fund to decline.

Interest Rates –The value of fixed income securities will fall if interest rates rise. Fixed income securities with longer maturities generally entail greater risk than those with shorter maturities. The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. Recent and potential future changes in monetary policy made by central banks and governments are likely to impact the level of interest rates.

Foreign Securities – Investments in securities of foreign issuers tend to be more volatile than domestic securities because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in currency rates and exchange control regulations, and the imposition of sanctions, withholding taxes on income, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the value of the Fund’s investments in foreign securities. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. Foreign securities may be less liquid and more difficult to value than domestic securities.

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Emerging Market Securities – Many of the risks with respect to foreign securities are more pronounced for investments in developing or emerging market countries. Emerging market countries may have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable securities markets and economic, political, and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and economic conditions of their trading partners.

Municipal Securities – U.S. state and local governments issuing municipal securities held by the Fund rely on revenues including taxes and revenues from public and private projects to pay interest and principal on municipal debt. The payment of principal and interest on these obligations may be adversely affected by a variety of factors at the state or local level, including poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund’s investment strategies may not work as intended or otherwise fail to produce the desired results, and the Fund may underperform the markets in which it invests or similar funds.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed or other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Prepayments – As a general rule, prepayments of principal of loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

LIBOR Risk – Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR, although it is possible that all or a part of this phase out may be delayed. The unavailability and/or discontinuation of LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. While some instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, the unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. The potential effect of the transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined and may adversely affect the Fund’s performance or net asset value.

Underlying Funds – To the extent the Fund invests in other funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. Further, the Fund is subject to the effects of the business and regulatory developments that affect these underlying funds and the investment company industry generally.

Rating Agencies – Credit ratings are issued by rating agencies, which are private entities that provide ratings of the credit quality of debt obligations. A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the issuers of the securities they rate.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

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Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Fund and its shareholders.

An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Corporate Bond Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the Corporate Bond Fund’s Servicing Class (formerly designated as Institutional Class) shares based on a calendar year.

Best Quarter 4.44% Q2 2020	Worst Quarter -1.24% Q2 2013

This table shows the average annual total returns of each class of the Corporate Bond Fund for the periods ended December 31, 2020. The table also shows how the Fund’s performance compares with the returns of indices comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2020)	One Year	Five Years	Ten Years
Servicing Class
Return Before Taxes	4.78%	2.90%	2.42%
Return After Taxes on Distributions	4.03%	2.09%	1.55%
Return After Taxes on Distributions and Sale of Fund Shares	2.82%	1.86%	1.51%
Class N
Return Before Taxes	4.61%	2.63%	2.17%
Bloomberg Barclays U.S. Corporate 1-5 A3 or Higher, 2% Issuer Constrained Index (Reflects no deduction for fees, expenses or taxes)	5.36%	3.36%	2.91%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Servicing Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Servicing Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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INVESTMENT ADVISER

City National Rochdale, LLC

PORTFOLIO MANAGER

Charles Luke, Managing Director and Senior Portfolio Manager of the Adviser, and David Krouth, Portfolio Manager of the Adviser, are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers for the Corporate Bond Fund since 2020 and 2015, respectively.

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts, including separately managed accounts advised by the Adviser, maintained at City National Bank and certain retirement plan platforms. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts, including separately managed accounts of the Adviser not maintained at City National Bank, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The Corporate Bond Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Corporate Bond Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Corporate Bond Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Supplemental tax reporting information concerning the City National Rochdale Funds is posted online at www.citynationalrochdalefunds.com under the “Important Tax Information” tab.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Corporate Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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City National Rochdale California Tax Exempt Bond Fund

INVESTMENT GOAL

The City National Rochdale California Tax Exempt Bond Fund (the “California Tax Exempt Bond Fund” or the “Fund”) seeks to provide current income exempt from federal and California state income tax (as the primary component of a total return strategy) by investing primarily in California municipal bonds.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy, hold, and sell shares of the California Tax Exempt Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Servicing Class	Class N
Management Fees	0.27%	0.27%
Distribution (12b-1) Fee	None	0.25%
Other Expenses
Shareholder Servicing Fee	0.25%	0.25%
Other Fund Expenses	0.34%	0.33%
Total Other Expenses	0.59%	0.58%
Total Annual Fund Operating Expenses	0.86%	1.10%

EXAMPLE

This Example is intended to help you compare the cost of investing in the California Tax Exempt Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the California Tax Exempt Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$88	$274	$477	$1,061
Class N	$112	$350	$606	$1,340

PORTFOLIO TURNOVER

The California Tax Exempt Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

The California Tax Exempt Bond Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in short to intermediate-term, high quality municipal bonds and notes, the interest from which is expected to be exempt from federal and California state personal income taxes. This policy may not be changed without shareholder approval. The municipal bond obligations in which the Fund invests consist of general obligation bonds, revenue bonds, notes and obligations issued by the State of California and its agencies and by various counties, cities and regional or special districts in California. The Fund may also invest in short-term tax exempt commercial paper, floating rate notes, variable rate demand notes, tender option bonds or shares of money market mutual funds the objectives of which are consistent with the Fund’s objectives (i.e., money market funds that invest primarily in securities the interest from which is expected to be exempt from federal and California state personal income taxes). Up to 20% of the Fund’s net assets may be invested in securities subject to the federal alternative minimum tax (the “AMT”).

City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, actively manages the average duration of the Fund’s portfolio in accordance with its expectations of interest rate changes as driven by economic trends. The average duration of the Fund’s portfolio typically ranges from three to eight years, but may vary due to unusually large purchases or redemptions of the Fund’s shares. There is no limit on the maturities of individual securities held by the Fund. The Fund typically invests in issues with a minimum credit rating from Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“Standard & Poor’s”) of Baa or BBB, issues carrying credit enhancements such as insurance by the major bond insurance companies with an underlying minimum credit rating of Baa or BBB, and short term notes with a rating from Moody’s of MIG1 or VMIG1 or from Standard & Poor’s of SP1 or A1. Although the Adviser considers credit ratings in selecting investments for the Fund, the Adviser bases its investment decision for a particular instrument primarily on its own credit analysis and not on a credit rating by a nationally recognized statistical rating organization. The Adviser considers, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage. The Fund may retain a security after it has been downgraded to any rating below the minimum credit rating if the Adviser determines that doing so is in the best interests of the Fund.

Generally, in determining whether to sell a security, the Adviser uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desirable investment for the Fund, including consideration of the security’s current credit quality. The Adviser may also sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the California Tax Exempt Bond Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – The market price of a security may move up and down, sometimes rapidly and unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political factors, adverse investor sentiment, or local, regional or global events such as epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Recent Market Events – An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) has resulted in a global pandemic and has caused major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 outbreak may cause similar disruptions and effects.

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California Risk Factors – The Fund may be subject to greater risks than other tax exempt bond funds that are diversified across issuers located in a number of states. The Fund is vulnerable to adverse economic, political or other events that may lessen the ability of California municipal securities issuers to pay interest and principal on their securities. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of California municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of California municipal issuers may also reduce the value of the Fund’s holdings.

Municipal Securities – U.S. state and local governments issuing municipal securities held by the Fund rely on taxes and revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. The payment of principal and interest on these obligations may be adversely affected by a variety of factors at the state or local level, including poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems.

Taxes – Although one of the Fund’s goals is to provide income exempt from federal and California state personal income taxes, some of its distributions are expected to be subject to the AMT. If certain types of investments the Fund buys as tax-exempt are later ruled not to meet the applicable requirements, a portion of the Fund’s distributions could become subject to regular personal income taxes.

Credit – Changes in the credit quality rating of a security or changes in an issuer’s financial condition can affect the Fund. A default on a security held by the Fund could cause the value of your investment in the Fund to decline. Investments in lower rated debt securities involve higher credit risks. There is a relatively higher risk that the issuer of such debt securities will fail to make timely payments of interest or principal, or go bankrupt. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer.

Interest Rates –The value of fixed income securities will fall if interest rates rise. Fixed income securities with longer maturities generally entail greater risk than those with shorter maturities. The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. Recent and potential future changes in monetary policy made by central banks and governments are likely to impact the level of interest rates.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund’s investment strategies may not work as intended or otherwise fail to produce the desired results, and the Fund may underperform the markets in which it invests or similar funds.

Credit Enhancement – The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

Non-Diversification – The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to adverse events affecting those issuers and may experience increased volatility.

LIBOR Risk – Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR, although it is possible that all or a part of this phase out may be delayed. The unavailability and/or discontinuation of LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. While some instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, the unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. The potential effect of the transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined and may adversely affect the Fund’s performance or net asset value.

Tender Option Bonds – Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust that also contains a liquidity facility. The trust issues two classes of receipts, one of which is a synthetic variable-rate demand obligation (a “floater receipt”) and one of which is an inverse-rate long-term obligation. Each obligation represents a proportionate interest in the underlying bonds. In the event of certain defaults or a significant downgrade of the credit rating assigned to the issuer of an underlying bond, the liquidity facility provider may not be obligated to accept tendered floater receipts. In this event, the underlying bonds in the trust are priced for sale in the market and the proceeds are used to repay the floater and inverse receipt holders. If the receipt holders cannot be repaid in full from the sale of the underlying bonds then the bonds will be distributed to the receipt holders on a pro rata basis, in which case the holders would likely incur losses.

CITY NATIONAL ROCHDALE FUNDS | PAGE 19

Underlying Funds – To the extent the Fund invests in other funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. Further, the Fund is subject to the effects of the business and regulatory developments that affect these underlying funds and the investment company industry generally.

Rating Agencies – Credit ratings are issued by rating agencies, which are private entities that provide ratings of the credit quality of debt obligations. A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the issuers of the securities they rate.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in municipal securities of issuers in states other than California or in cash or cash equivalents (including taxable money market securities). During such a period, the Fund may not be seeking its investment goals. If the Fund makes defensive investments, it may generate taxable income.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Fund and its shareholders.

An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the California Tax Exempt Bond Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the California Tax Exempt Bond Fund’s Servicing Class (formerly designated as Institutional Class) shares based on a calendar year.

Best Quarter 2.13% Q2 2020	Worst Quarter -2.40% Q4 2016

CITY NATIONAL ROCHDALE FUNDS | PAGE 20

This table shows the average annual total returns of each class of the California Tax Exempt Bond Fund for the periods ended December 31, 2020. The table also shows how the Fund’s performance compares with the returns of an index comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2020)	One Year	Five Years	Ten Years
Servicing Class
Return Before Taxes	2.84%	2.03%	2.46%
Return After Taxes on Distributions	2.78%	1.96%	2.37%
Return After Taxes on Distributions and Sale of Fund Shares	2.25%	1.86%	2.27%
Class N
Return Before Taxes	2.57%	1.78%	2.20%
Bloomberg Barclays CA Intermediate-Short Municipal Index (Reflects no deduction for fees, expenses or taxes)	3.82%	2.53%	3.00%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Servicing Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Servicing Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

City National Rochdale, LLC

PORTFOLIO MANAGER

Michael Taila, Portfolio Manager of the Adviser, and Pam Nelson, Portfolio Manager of the Adviser, are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers for the California Tax Exempt Bond Fund since 2020 and 2021, respectively.

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts, including separately managed accounts advised by the Adviser, maintained at City National Bank and certain retirement plan platforms. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts, including separately managed accounts of the Adviser not maintained at City National Bank, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The California Tax Exempt Bond Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the California Tax Exempt Bond Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The California Tax Exempt Bond Fund intends to distribute income that is exempt from regular federal and California state income taxes. A portion of the Fund’s distributions, however, may be subject to such taxes and a portion is expected to be subject to the federal AMT.

Supplemental tax reporting information concerning the City National Rochdale Funds is posted online at www.citynationalrochdalefunds.com under the “Important Tax Information” tab.

CITY NATIONAL ROCHDALE FUNDS | PAGE 21

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the California Tax Exempt Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 22

City National Rochdale Municipal High Income Fund

INVESTMENT GOAL

The City National Rochdale Municipal High Income Fund (the “Muni High Income Fund” or the “Fund”) seeks to provide a high level of current income that is not subject to federal income tax.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy, hold, and sell shares of the Muni High Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Servicing Class	Class N
Management Fees	0.50%	0.50%
Distribution (12b-1) Fee	None	0.25%
Other Expenses
Shareholder Servicing Fee	0.25%	0.25%
Other Fund Expenses	0.08%	0.08%
Total Other Expenses	0.33%	0.33%
Total Annual Fund Operating Expenses	0.83%	1.08%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Muni High Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Muni High Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$85	$265	$460	$1,025
Class N	$110	$343	$595	$1,317

PORTFOLIO TURNOVER

The Muni High Income Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Muni High Income Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of tax-exempt municipal bonds. Municipal bonds are obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia, Puerto Rico, the U.S. Virgin Islands, and Guam), their political subdivisions such as counties and cities, and agencies or authorities, to finance public-purpose projects. The interest on municipal bonds is excludable from gross income for federal income tax purposes, although a significant portion of such interest may be a tax preference item (“Tax Preference Item”) for purposes of the federal alternative minimum tax (the “AMT”).

CITY NATIONAL ROCHDALE FUNDS | PAGE 23

The Fund typically invests in medium- and lower-quality bonds, which are bonds that are rated BBB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”), are comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are determined by City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, to be of comparable quality. The Fund’s typical investments include non-investment grade debt securities (commonly called junk bonds), which are rated BB+ or lower by Standard & Poor’s, comparably rated by another NRSRO or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest an unlimited amount of its total assets in non-investment grade debt securities. Although the Adviser considers credit ratings in selecting investments for the Fund, the Adviser bases its investment decision for a particular instrument primarily on its own credit analysis and not on an NRSRO’s credit rating. The Adviser will consider, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage.

The Fund may invest in higher quality municipal bonds at times when yield spreads are narrow and the Adviser believes that the higher yields do not justify the increased risk, or when, in the opinion of the Adviser, there is a lack of medium- and lower-quality bonds in which to invest.

The Adviser’s view on interest rates largely determines the desired duration of the Fund’s holdings and how the Adviser structures the portfolio to achieve a duration target. In current market conditions, the Fund invests substantially in municipal bonds with remaining maturities of ten to 30 years.

In selecting investments for the Fund the Adviser typically conducts a macro-economic analysis, and it may consider a number of factors including the security’s current coupon; the maturity, relative value and market yield of the security; the creditworthiness of the particular issuer or of the private company involved; the sector in which the issuer operates; the structure of the security, including whether it has a call feature; and the state in which the issuer is located.

The Fund primarily invests in revenue bonds, which are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (“PABs”), which finance privately operated facilities. Revenue bonds may also include housing bonds that finance pools of single-family home mortgages and student loan bonds that finance pools of student loans, as well as bonds that finance charter schools. Revenue bonds may also include tobacco bonds that are issued by state created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues. The Fund may invest significantly in PABs in general; in revenue bonds payable from revenues derived from similar projects, such as those in the health care, life care, education and special tax sectors; and in municipal bonds of issuers located in the same geographic area.

Generally, in determining whether to sell a security, the Adviser uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desirable investment for the Fund, including consideration of the security’s current credit quality. The Adviser may also sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Muni High Income Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – The market price of a security may move up and down, sometimes rapidly and unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political factors, adverse investor sentiment, or local, regional or global events such as epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Recent Market Events – An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) has resulted in a global pandemic and has caused major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 outbreak may cause similar disruptions and effects.

CITY NATIONAL ROCHDALE FUNDS | PAGE 24

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security, and could result in losses for the Fund.

Municipal Securities – U.S. state and local governments issuing municipal securities held by the Fund rely on revenues including taxes and revenues from public and private projects to pay interest and principal on municipal debt. The payment of principal and interest on these obligations may be adversely affected by a variety of factors at the state or local level, including poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems.

Taxes – Although the Fund seeks to provide income exempt from federal income taxes, the Fund may invest in municipal bonds the interest on which is a Tax Preference Item. A Fund dividend attributable to such interest will also be a Tax Preference Item. If a Fund shareholder’s AMT liability increases as a result, that would reduce the Fund’s after-tax return to the shareholder. In addition, if certain types of investments the Fund buys as tax-exempt are later determined not to meet the applicable requirements, a portion of the Fund’s income could become subject to regular personal income taxes.

Credit – Changes in the credit quality rating of a security or changes in an issuer’s financial condition can affect the Fund. A default on a security held by the Fund could cause the value of your investment in the Fund to decline. Investments in bank loans and lower rated debt securities involve higher credit risks. There is a relatively higher risk that the issuer of such loans or debt securities will fail to make timely payments of interest or principal, or go bankrupt. Credit risk may be high for the Fund because it invests in lower rated investment quality fixed income securities. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer.

Interest Rates –The value of fixed income securities will fall if interest rates rise. Fixed income securities with longer maturities generally entail greater risk than those with shorter maturities. The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. Recent and potential future changes in monetary policy made by central banks and governments are likely to impact the level of interest rates.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund’s investment strategies may not work as intended or otherwise fail to produce the desired results, and the Fund may underperform the markets in which it invests or similar funds.

Liquidity – High-yield bonds and lower rated securities may experience illiquidity, particularly during certain periods of financial or economic distress, causing the value of the Fund’s investments to decline. It may be more difficult for the Fund to sell its investments when they are less liquid or illiquid, and the Fund may receive less than expected. Additionally, one or more of the instruments in which the Fund invests may be permanently illiquid in nature and market prices for these instruments are unlikely to be readily available at any time. In the absence of readily available market prices or, as may be the case for certain illiquid asset-backed investments, the absence of any pricing service or observable pricing inputs, the valuation process will depend on the evaluation of factors such as prevailing interest rates, creditworthiness of the issuer, the relative value of the cash flows represented by the underlying assets and other factors. The sales price the Fund may receive for an illiquid security may differ from the Fund’s valuation of the illiquid security.

Credit Enhancement – The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

Prepayment or Call Risk – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund also may lose any premium it paid on the security.

LIBOR Risk – Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR, although it is possible that all or a part of this phase out may be delayed. The unavailability and/or discontinuation of LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. While some instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, the unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. The potential effect of the transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined and may adversely affect the Fund’s performance or net asset value.

CITY NATIONAL ROCHDALE FUNDS | PAGE 25

Private Activity Bonds – Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Rating Agencies – Credit ratings are issued by rating agencies, which are private entities that provide ratings of the credit quality of debt obligations. A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the issuers of the securities they rate.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Fund and its shareholders.

An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Muni High Income Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the Muni High Income Fund Servicing Class shares based on a calendar year.

Best Quarter 4.50% Q1 2014	Worst Quarter -6.87% Q4 2016

This table shows the average annual total returns of each class of the Muni High Income Fund for the periods ended December 31, 2020. The table also shows how the Fund’s performance compares with the returns of an index comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2020)	One Year	Five Years	Since Inception (12/30/2013)
Servicing Class
Return Before Taxes	3.41%	4.08%	5.27%
Return After Taxes on Distributions	3.36%	4.04%	5.24%
Return After Taxes on Distributions and Sale of Fund Shares	3.39%	3.97%	4.99%
Class N
Return Before Taxes	3.15%	3.80%	5.00%
S&P Municipal Yield Index (Reflects no deduction for fees, expenses or taxes)	5.76%	6.16%	6.89%

CITY NATIONAL ROCHDALE FUNDS | PAGE 26

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Servicing Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Servicing Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

City National Rochdale, LLC

PORTFOLIO MANAGER

William Black, Managing Director and Senior Portfolio Manager of the Adviser, Douglas Gibbs, Director and Portfolio Manager / Senior High Yield Municipal Analyst of the Adviser, and Brian Winters, Director and Portfolio Manager / Senior High Yield Municipal Analyst of the Advisor, are primarily responsible for the day-to-day management of the Fund. Mr. Black has served as portfolio manager for the Fund since April 2016. Messrs. Gibbs and Winters have served as portfolio managers for the Fund since January 2017.

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts, including separately managed accounts advised by the Adviser, maintained at City National Bank and certain retirement plan platforms. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts, including separately managed accounts of the Adviser not maintained at City National Bank. The Muni High Income Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Muni High Income Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Muni High Income Fund intends to distribute income that is exempt from regular federal income taxes. A portion of the Fund’s distributions, however, may be subject to such taxes, and a significant portion is expected to be a Tax Preference Item subject to the AMT.

Supplemental tax reporting information concerning the City National Rochdale Funds is posted online at www.citynationalrochdalefunds.com under the “Important Tax Information” tab.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Muni High Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 27

City National Rochdale Intermediate Fixed Income Fund

INVESTMENT GOAL

The City National Rochdale Intermediate Fixed Income Fund (the “Intermediate Fixed Income Fund” or the “Fund”) seeks current income and, to the extent consistent with this goal, capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Intermediate Fixed Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class N
Management Fees	0.40%	0.40%
Distribution (12b-1) Fee	None	0.25%
Other Expenses
Shareholder Servicing Fee	None	0.25%
Other Fund Expenses	0.26%	0.25%
Total Other Expenses	0.26%	0.50%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.70%	1.19%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Intermediate Fixed Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$72	$224	$390	$871
Class N	$121	$378	$654	$1,443

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the portfolio turnover rate of the Fund was 49% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Intermediate Fixed Income Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities. The Fund’s investments in fixed income securities consist primarily of fixed rate and variable rate corporate debt obligations, debt obligations of the U.S. Government and its agencies, municipal securities, bank obligations, commercial paper, repurchase agreements and Eurodollar obligations. In investing its assets, the Fund seeks to purchase debt obligations of corporate and government issuers that provide an attractive rate of current income or provide for an attractive return based on the maturity, duration, and credit quality of the issuer relative to comparable issuers included in the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index. The Fund also invests in bank loans and agency and non-agency mortgage-backed securities and asset-backed securities.

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Under normal market conditions, the Fund’s assets will principally be invested in investment grade fixed-income securities (i.e., obligations rated BBB- or better by Standard & Poor’s or Baa3 or better by Moody’s, or if unrated, determined by the Fund’s investment adviser, City National Rochdale, LLC (the “Adviser”), to be of equal quality). The Fund may also invest a portion of its assets in fixed-income securities rated below investment grade (commonly known as “junk” bonds). Although the Adviser considers credit ratings in selecting investments for the Fund, the Adviser bases its investment decision for a particular instrument primarily on its own credit analysis and not on a credit rating by a nationally recognized statistical rating organization. The Adviser considers, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage. The Adviser expects that the average credit quality of the Fund will be BBB or higher.

The Fund seeks to have an average portfolio maturity and duration between three and ten years, as such debt obligations generally pay a higher rate of current income than shorter maturity debt obligations. The Adviser expects the Fund to maintain a dollar-weighted average maturity and average duration similar to those of the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index (which are 4.08% and 4.05%) respectively, as of December 31, 2020, but may position the Fund’s portfolio to be longer or shorter based on the Adviser’s outlook with respect to interest rates.

The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund’s objectives, the credit quality meets the Adviser’s fundamental criteria and the Adviser believes the valuation is attractive and industry trends remain favorable. Generally, in determining whether to sell a security, the Adviser uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desirable investment for the Fund, including consideration of the security’s current credit quality. The Adviser may also sell a security to reduce the Fund’s holding in that security, to take advantage of what the it believes are more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Intermediate Fixed Income Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – The market price of a security may move up and down, sometimes rapidly and unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political factors, adverse investor sentiment, or local, regional or global events such as epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Recent Market Events – An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) has resulted in a global pandemic and has caused major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 outbreak may cause similar disruptions and effects.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer.

Municipal Securities – U.S. state and local governments issuing municipal securities held by the Fund rely on revenues including taxes and revenues from public and private projects to pay interest and principal on municipal debt. The payment of principal and interest on these obligations may be adversely affected by a variety of factors at the state or local level, including poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security, and could result in losses for the Fund.

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Credit – Changes in the credit quality rating of a security or changes in an issuer’s financial condition can affect the Fund. A default on a security held by the Fund could cause the value of your investment in the Fund to decline. Investments in bank loans and lower rated debt securities involve higher credit risks. There is a relatively higher risk that the issuer of such loans or debt securities will fail to make timely payments of interest or principal, or go bankrupt. Credit risk may be high for the Fund because it invests in lower rated investment quality fixed income securities.

Interest Rates – The value of fixed income securities will fall if interest rates rise. Fixed income securities with longer maturities generally entail greater risk than those with shorter maturities. The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. Recent and potential future changes in monetary policy made by central banks and governments are likely to impact the level of interest rates.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund’s investment strategies may not work as intended or otherwise fail to produce the desired results, and the Fund may underperform the markets in which it invests or similar funds.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed or other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Prepayments – As a general rule, prepayments of principal of loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Liquidity – Bank loans, high-yield bonds, floating rate securities and lower rated securities may experience illiquidity, particularly during certain periods of financial or economic distress, causing the value of the Fund’s investments to decline. It may be more difficult for the Fund to sell its investments when they are less liquid or illiquid, and the Fund may receive less than expected. Additionally, one or more of the instruments in which the Fund invests may be permanently illiquid in nature and market prices for these instruments are unlikely to be readily available at any time. In the absence of readily available market prices or, as may be the case for certain illiquid asset-backed investments, the absence of any pricing service or observable pricing inputs, the valuation process will depend on the evaluation of factors such as prevailing interest rates, creditworthiness of the issuer, the relative value of the cash flows represented by the underlying assets and other factors. The sales price the Fund may receive for an illiquid security may differ from the Fund’s valuation of the illiquid security.

Bank Loans – Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result, bank loans may have relatively less liquidity than other types of fixed income assets, and the Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments. Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Thus, transactions in loan instruments may take longer than seven days to settle. This could pose a liquidity risk to the Fund and, if the Fund’s exposure to such investments is substantial, could impair the Fund’s ability to meet shareholder redemptions in a timely manner.

LIBOR Risk – Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR, although it is possible that all or a part of this phase out may be delayed. The unavailability and/or discontinuation of LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. While some instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, the unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. The potential effect of the transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined and may adversely affect the Fund’s performance or net asset value.

Rating Agencies – Credit ratings are issued by rating agencies, which are private entities that provide ratings of the credit quality of debt obligations. A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the issuers of the securities they rate.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

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Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Fund and its shareholders.

An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The Fund’s predecessor, the Rochdale Intermediate Fixed Income Portfolio, commenced operations on December 31, 1999, as a series of Rochdale Investment Trust, a Delaware statutory trust (the “Predecessor Fund”). The Intermediate Fixed Income Fund commenced operations on March 29, 2013, and offered shares of the Fund for public sale on April 1, 2013, after the reorganization of the Predecessor Fund into the Fund. The Fund has adopted an investment objective and investment strategies and policies identical to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Intermediate Fixed Income Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance does not necessarily indicate how the Intermediate Fixed Income Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

In the bar chart and the performance table, the performance results prior to March 29, 2013, are for the Predecessor Fund. Institutional Class shares and Class N shares of the Intermediate Fixed Income Fund and the Predecessor Fund shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions. This bar chart shows the performance of the Intermediate Fixed Income Fund’s Class N shares based on a calendar year.

Best Quarter 5.24% Q2 2020	Worst Quarter -2.07% Q2 2013

This table shows the average annual total returns of each class of the Intermediate Fixed Income Fund for the periods ended December 31, 2020. The table also shows how the Fund’s performance compares with the returns of indices comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2020)	One Year	Five Years	Ten Years
Class N(1)
Return Before Taxes	6.97%	3.47%	3.16%
Return After Taxes on Distributions	6.17%	2.63%	2.18%
Return After Taxes on Distributions and Sale of Fund Shares	4.16%	2.30%	2.02%
Institutional Class(2)
Return Before Taxes	7.48%	3.99%	3.52%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (Reflects no deduction for fees, expenses or taxes)	6.43%	3.64%	3.11%

(1)	Performance shown for periods prior to March 29, 2013, reflects that of the Predecessor Fund’s Class N shares.

(2)	Institutional Class shares of the Fund were first offered on December 21, 2013. Performance shown for periods between March 29, 2013, and December 21, 2013, reflect the performance of the Class N shares of the Fund. Performance shown for periods prior to March 29, 2013, reflect the performance of the Predecessor Fund’s Class N shares.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

City National Rochdale, LLC

PORTFOLIO MANAGER

Charles Luke, Managing Director and Senior Portfolio Manager of the Adviser, and David Krouth, Portfolio Manager of the Adviser, are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers for the Fund since 2020 and 2015, respectively.

PURCHASE AND SALE OF FUND SHARES

Shares of the Intermediate Fixed Income Fund may be purchased, redeemed or exchanged through the Fund’s transfer agent or through an approved broker-dealer or other financial institution (each an “Authorized Institution”). Institutional Class shares of the Fund will be available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirement of $1,000,000 and certain tax deferred retirement plans (including 401(k) plans, employer sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There is no minimum for subsequent investments in Institutional Class shares. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts, including separately managed accounts advised by the Adviser, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There are no minimum purchase or minimum shareholder account balance requirements for Class N shares of the Fund; however, you will have to comply with any purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Intermediate Fixed Income Fund are redeemable on any day that the NYSE is open for business. Contact the Fund’s transfer agent at 1-866-209-1967 or your Authorized Institution for instructions on how you may redeem or exchange shares of the Fund. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Intermediate Fixed Income Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Supplemental tax reporting information concerning the City National Rochdale Funds is posted online at www.citynationalrochdalefunds.com under the “Important Tax Information” tab.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Intermediate Fixed Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 32

City National Rochdale Short Term Emerging Markets Debt Fund

INVESTMENT GOAL

The City National Rochdale Short Term Emerging Markets Debt Fund (the “Short Term Emerging Markets Debt Fund” or “Fund”) seeks to generate interest income and preserve capital in order to achieve positive total returns.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy, hold, and sell shares of the Short Term Emerging Markets Debt Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees
(fees paid directly from your investment)

Class Y
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class Y
Management Fees	0.50%
Distribution (12b-1) Fee	None
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses	0.18%
Total Other Expenses	0.43%
Total Annual Fund Operating Expenses(1)	0.93%

(1)

City National Rochdale, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.00% of the average daily net assets of the Class Y shares of the Fund. This agreement is in effect until the Fund liquidates, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Short Term Emerging Markets Debt Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class Y	$95	$296

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the portfolio turnover rate of the Fund was 129% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the Short Term Emerging Markets Debt Fund’s net assets (plus any borrowings for investment purposes) consists of bonds and other debt instruments issued by corporate, municipal, sovereign, sub-sovereign and quasi-sovereign issuers in emerging market countries. In particular, the Fund invests principally in short-term high yield debt instruments (also known as “junk bonds”) of corporate and sovereign issuers in or operating principally in emerging market countries. The Fund’s investments in securities of emerging market issuers may include securities of companies operating principally in frontier markets. Although there is no minimum amount of the Fund’s assets that is required to be invested in frontier market issuers, the Fund expects such investments will not typically exceed 15% of its net assets.

The Fund considers a company to be operating principally in an emerging market or frontier market country if (i) the company is incorporated or has its principal business activities in such a country, or (ii) the company derives 50% or more of its revenues from, or has 50% or more of its assets in, such a country. The Fund considers a country to be an emerging market country if it has been determined by an international organization, such as the World Bank, to have a low to middle income economy, or if it is included in the MSCI Emerging Markets Index. The Fund considers a country to be a frontier market country if it is included in the MSCI Frontier Markets Index. The Fund principally invests in U.S. dollar denominated securities, although it may invest in securities denominated in currencies of other developed markets or in local currencies of emerging and frontier market countries. The Fund may use foreign currency forward contracts to attempt to hedge against adverse changes in currency exchange rates.

The Fund’s investment strategy is to invest in corporate bonds and debentures, convertible debt securities (securities that may be exchanged, at the option of the holder, for equity securities), preferred securities, zero coupon obligations and debt securities that are issued by foreign issuers, including municipal and sovereign governments. The Fund’s sub-adviser seeks to invest in securities that offer a high risk-adjusted current yield as well as total return potential. In an effort to control risks, the sub-adviser purchases investments diversified across issuers and industries. The average maturity of the Fund’s investments varies, and generally the Fund will invest in bonds with maturities of no greater than two years. The Fund has no restrictions on individual security or portfolio duration. The Fund invests in fixed income securities rated at least B- by Standard & Poor’s Ratings Services, at least B3 by Moody’s Investors Service or at least B- by Fitch Ratings Inc. at the time of investment, or, if unrated, determined by the Fund’s investment adviser, City National Rochdale, LLC (the “Adviser”), or sub-adviser to be of comparable quality. The Fund may also invest up to 10% of its net assets in securities and debt of distressed issuers, provided that the sub-adviser believes there is a strong likelihood of repayment. Although the Fund’s sub-adviser considers credit ratings in selecting investments for the Fund, the sub-adviser bases its investment decision for a particular instrument primarily on its own credit analysis and not on a credit rating by a nationally recognized statistical rating organization. The sub-adviser considers, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage. The Fund may retain a security after it has been downgraded to any rating below the minimum credit ratings if the Adviser or sub-adviser determines that doing so is in the best interests of the Fund.

The Fund accepted investments until January 10, 2020. After that date, the Fund closed to all investments by investors. Beginning shortly after the Fund closed to investment, the Adviser and sub-adviser intend to generally make no new portfolio investments for the Fund. During the investment period the Adviser and sub-adviser intended to invest the Fund’s assets pursuant to the Fund’s principal investment strategies in securities with stated maturities of two years or less, which securities are intended to generate steady cash flows and principal repayments over such two-year period. The Adviser and sub-adviser intend to distribute over that two-year period recognized income and return of capital (i.e., principal repayments in respect of securities) to shareholders on a monthly basis. Generally, the Adviser and sub-adviser expect the Fund to hold each portfolio investment until maturity, although the sub-adviser may sell a security in certain circumstances including to reduce or eliminate the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities, or to raise cash to meet redemption requests. If the Fund sells a security, the Fund may invest in another security, which generally will have a stated maturity equal to or less than the stated maturity of the security sold by the Fund. The Adviser and sub-adviser expect that the Fund will liquidate approximately 2 ½ years after the Fund’s inception date of May 14, 2019.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. None of the Short Term Emerging Markets Debt Fund, the Adviser or the sub-adviser can guarantee that the Fund will meet its investment goal. The Fund exposes you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – The market price of a security may move up and down, sometimes rapidly and unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political factors, adverse investor sentiment, or local, regional or global events such as epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.

CITY NATIONAL ROCHDALE FUNDS | PAGE 34

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular bond with another, lower-yield security.

Recent Market Events – An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) has resulted in a global pandemic and has caused major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 outbreak may cause similar disruptions and effects.

Foreign Securities – Investments in securities of foreign issuers tend to be more volatile than domestic securities because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in currency rates and exchange control regulations, and the imposition of sanctions, withholding taxes on income, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the value of the Fund’s investments in foreign securities. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. Foreign securities may be less liquid and more difficult to value than domestic securities.

Emerging Market Securities – Many of the risks with respect to foreign securities are more pronounced for investments in developing or emerging market countries. Emerging market countries may have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable securities markets and economic, political, and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies may also depend heavily upon international trade and may be adversely affected by protective trade barriers and economic conditions of their trading partners.

Frontier Markets Securities – Frontier market countries are a sub-set of emerging market countries the capital markets of which are less developed, generally less liquid and have lower market capitalization than those of the more developed, “traditional” emerging markets but which still demonstrate a relative market openness to and accessibility for foreign investors. Frontier market countries generally have smaller economies and even less developed capital markets with relatively newer and less tested regulatory and legal systems than traditional emerging markets, and, as a result, the risks discussed above with respect to emerging markets are magnified in frontier market countries. Securities issued by borrowers in frontier market countries are often subject to extreme price volatility and illiquidity and effects stemming from government ownership or control of parts of the private sector and of certain companies, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and relatively new and unsettled securities laws.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer.

Foreign Currency – As long as the Fund holds a foreign security, its value may be affected by the values of one or more foreign currencies relative to the U.S. dollar. For example, an issuer may issue bonds (borrow) denominated in U.S. dollars, but have revenues primarily denominated in the issuer’s local currency. The value of a foreign currency may decline in relation to the U.S. dollar while the Fund holds securities denominated in such currency, and currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the United States or foreign governments or central banks. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency. The Fund may be unable or may choose not to hedge its foreign currency exposure.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security, and could result in losses for the Fund.

Credit – Changes in the credit quality rating of a security or changes in an issuer’s financial condition can affect the Fund. A default on a security held by the Fund could cause the value of your investment in the Fund to decline. Investments in lower rated debt securities involve higher credit risks. There is a relatively higher risk that the issuer of such debt securities will fail to make timely payments of interest or principal, or go bankrupt. Credit risk may be high for the Fund because it invests in fixed income securities which have lower investment quality ratings.

CITY NATIONAL ROCHDALE FUNDS | PAGE 35

Interest Rates –The value of fixed income securities will fall if interest rates rise. Fixed income securities with longer maturities generally entail greater risk than those with shorter maturities. The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. Recent and potential future changes in monetary policy made by central banks and governments are likely to impact the level of interest rates.

Liquidity – High-yield bonds and lower rated securities may experience illiquidity, particularly during certain periods of financial or economic distress, causing the value of the Fund’s investments to decline. It may be more difficult for the Fund to sell its investments when they are less liquid or illiquid, and the Fund may receive less than expected. Additionally, one or more of the instruments in which the Fund invests may be permanently illiquid in nature and market prices for these instruments are unlikely to be readily available at any time. In the absence of readily available market prices or, as may be the case for certain illiquid asset-backed investments, the absence of any pricing service or observable pricing inputs, the valuation process will depend on the evaluation of factors such as prevailing interest rates, creditworthiness of the issuer, the relative value of the cash flows represented by the underlying assets and other factors. The sales price the Fund may receive for an illiquid security may differ from the Fund’s valuation of the illiquid security.

Management – The Fund’s performance depends on the Adviser’s and the sub-adviser’s skill in making appropriate investments. As a result, the Fund’s investment strategies may not work as intended or otherwise fail to produce the desired results, and the Fund may underperform the markets in which it invests or similar funds.

Interest Rate Risk of Preferred Stock – Like fixed income securities, preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

Derivatives – Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Forward contracts are one of the major types of derivatives. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous.

Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. Convertible securities tend to be subordinate to other debt securities issued by the same issuer. Also, issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities generally provide yields higher than the underlying stocks, but generally lower than comparable non-convertible securities.

LIBOR Risk – Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR, although it is possible that all or a part of this phase out may be delayed. The unavailability and/or discontinuation of LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. While some instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, the unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. The potential effect of the transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined and may adversely affect the Fund’s performance or net asset value.

Special Situation Investments – Investments in the securities of distressed issuers (“Special Situation Investments”) involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trade at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full.

Tax Matters – To qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended, the Fund must meet certain requirements regarding the composition of its income, the diversification of its assets, and the amounts of its distributions. In particular, to qualify for the favorable tax treatment generally available to RICs, the Fund must satisfy certain diversification requirements. In particular, the Fund generally may not acquire a security if, as a result of and immediately after the acquisition and at the close of each quarter of the taxable year, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets, and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The Fund intends to generally stop making new portfolio investments shortly after January 10, 2020, which may affect how it meets the diversification requirements or may cause it to inadvertently fail to satisfy the diversification requirements. Similarly, the Fund’s satisfaction of the diversification requirements may affect the Fund’s execution of its investment strategy. If the Fund were to fail to meet the diversification requirements, the Fund would generally be subject to federal income tax on its net income at the regular corporate rate (without any deduction for distributions to shareholders). When distributed, that income would generally be taxable to shareholders as ordinary dividend income to the extent attributable to the Fund’s earnings and profits. If the Fund were to fail to qualify as a RIC, shareholders of the Fund could realize significantly diminished returns from their investments in the Fund. In the alternative, the Fund might be able to preserve its RIC qualification under those circumstances by meeting certain conditions, which might subject the Fund to certain additional taxes.

CITY NATIONAL ROCHDALE FUNDS | PAGE 36

Volatility – Because of the speculative nature of the securities in which the Fund invests, shares of the Fund may fluctuate in price more than other bond and income funds.

Rating Agencies – Credit ratings are issued by rating agencies, which are private entities that provide ratings of the credit quality of debt obligations. A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the issuers of the securities they rate.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, the sub-adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Fund and its shareholders.

Risk of Increased Expenses – Although the Adviser has agreed to limit certain of the Fund’s annual total operating expenses to 1.00% of the Fund’s average daily net assets for the life of the Fund, the expense cap excludes any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, and the Adviser is permitted to seek reimbursement from the Fund for fees waived or payments made to the Fund pursuant to the expense cap, subject to certain limitations. Because the Fund closed to additional investments after January 10, 2020, and the Fund intends to distribute recognized income and return of capital to shareholders over the approximate 2 ½ year life of the Fund, the Fund’s total expense rate will likely increase as the Fund’s assets decrease over time.

An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Short Term Emerging Markets Debt Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the Short Term Emerging Markets Debt Fund Class Y shares based on a calendar year.

Best Quarter 21.23% Q2 2020	Worst Quarter -22.90% Q1 2020

CITY NATIONAL ROCHDALE FUNDS | PAGE 37

This table shows the average annual total returns of Class Y shares of the Short Term Emerging Markets Debt Fund for the periods ended December 31, 2020. The table also shows how the Fund’s performance compares with the returns of an index comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2020)	One Year	Since Inception (May 14, 2019)
Class Y
Return Before Taxes	0.82%	3.32%
Return After Taxes on Distributions	0.84%	3.22%
Return After Taxes on Distributions and Sale of Fund Shares	4.35%	4.54%
ICE BofA Merrill Lynch 0-1 Year Emerging Markets Corporate Plus Index (Reflects no deduction for fees, expenses or taxes)	4.21%	3.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

City National Rochdale, LLC

SUB-ADVISER

GML Capital LLP (“GML”)

PORTFOLIO MANAGERS

Garrett D’Alessandro, the Adviser’s President and Chief Executive Officer, Thomas H. Ehrlein, the Adviser’s Director, Portfolio and Alternative Analytics Group, and Charles Luke, Managing Director and Senior Portfolio Manager of the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. D’Alessandro and Ehrlein have served as portfolio managers for the Fund since its inception on May 14, 2019. Mr. Luke has served as a portfolio manager for the Fund since May 2020.

PURCHASE AND SALE OF FUND SHARES

The Fund is closed to all investments by investors.

The shares of the Short Term Emerging Markets Debt Fund are redeemable on any day that the NYSE is open for business. Contact the Fund’s transfer agent at 1-866-209-1967 or your Authorized Institution for instructions on how you may redeem shares of the Fund. Your approved broker-dealer or other financial institution through which you purchased your shares (each, an “Authorized Institution”) may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Certain distributions may be treated as a return of capital for tax purposes.

Supplemental tax reporting information concerning the City National Rochdale Funds is posted online at www.citynationalrochdalefunds.com under the “Important Tax Information” tab.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Short Term Emerging Markets Debt Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 38

City National Rochdale Fixed Income Opportunities Fund

INVESTMENT GOAL

The City National Rochdale Fixed Income Opportunities Fund (the “Fixed Income Opportunities Fund” or the “Fund”) seeks a high level of current income.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fixed Income Opportunities Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class N
Management Fees	0.50%
Distribution (12b-1) Fee	0.25%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses	0.11%
Total Other Expenses	0.36%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses	1.15%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fixed Income Opportunities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$117	$365	$633	$1,398

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the portfolio turnover rate of the Fund was 143% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in fixed income securities. The Fund invests in both fixed rate and floating rate fixed income securities and may invest in fixed income securities of any credit rating. The Fund seeks to invest its net assets opportunistically across a broad spectrum of income yielding securities, including without limitation collateralized loan obligations (“CLOs”). The Fund expects to have exposure to high yield bonds (commonly known as “junk” bonds), first- and second-lien senior floating rate loans and other floating rate debt securities, bonds issued by sovereign issuers or quasi-sovereign issuers (i.e., entities that are fully guaranteed, or 100% directly or indirectly owned or controlled, by sovereign entities), and domestic and foreign corporate bonds including asset-backed securities, bank loans, zero coupon obligations, pay-in-kind bonds and trust preferred securities. The Fund also invests in agency and non-agency mortgage-backed securities and asset-backed securities. The Fund’s portfolio managers determine the portion of the Fund’s assets invested in each income-based asset class. The Fund’s foreign investments include investments in companies that are operating principally in emerging market or frontier market countries. The Fund considers a company to be operating principally in an emerging market or frontier market if (i) the company is incorporated or has its principal business activities in such a market or (ii) the company derives 50% or more of its revenues from, or has 50% or more of its assets in, such a market. The Fund considers a country to be an emerging market country if it has been determined by an international organization, such as the World Bank, to have a low to middle income economy. The Fund considers a country to be a frontier market country if it is included in the MSCI Frontier Markets Index. The Fund’s foreign investments may be denominated in U.S. dollars or in local currencies.

The Fund also invests in other income-producing securities consisting of preferred stocks, high dividend paying stocks, securities issued by other investment companies (including exchange-traded funds (“ETFs”), closed-end funds (“CEFs”), and money market funds), and money market instruments. Up to 100% of the Fund’s assets may be held in instruments that are rated below investment grade by either by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”), or in unrated securities determined by City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, or a Fund sub-adviser to be of equal quality. Although the Adviser and sub-advisers may consider credit ratings in selecting investments for the Fund, the Adviser and the sub-advisers generally base their investment decisions for a particular instrument primarily on their own credit analyses and not on a credit rating by a nationally recognized statistical rating organization. The Adviser and sub-advisers generally consider, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage. The Fund may invest in income producing securities and other instruments without regard to the maturity of any instrument or the average maturity or duration of the Fund as a whole.

The Fund may also invest up to 15% of its net assets in life insurance policies (“Policies”) and interests related thereto purchased through life settlement transactions. In connection with such an investment a Policy owner transfers his or her Policy at a discount to its face value (the amount that is payable upon the death of the insured) in return for an immediate cash settlement. The ultimate purchaser of the Policy (in this case, the Fund) is responsible for premiums payable on the Policy and is entitled to receive the full face value from the insurance company upon the death of the insured. The Fund may invest in life insurance policies and related interests directly or through a wholly owned subsidiary of the Fund organized under the laws of Ireland (the “Irish Subsidiary”). The Fund generally gains exposure to Policies through the Irish Subsidiary.

The Fund may also invest in reinsurance investments providing exposure to the insurance risk of natural catastrophes. The Fund expects to gain exposure to reinsurance investments such as industry loss warranties (“ILWs”) and catastrophe bonds (also known as event-linked bonds) indirectly through structured investments in insurance company segregated accounts and/or through investments in private funds. In selecting the Fund’s investments, the Adviser or the relevant sub-adviser analyzes an issuer’s financial condition, business product strength, competitive position and management experience. The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund’s objective, the credit quality meets the Adviser’s or sub-adviser’s fundamental criteria and the Adviser or sub-adviser believes the valuation is attractive and industry trends remain favorable. Generally, in determining whether to sell a security, the Adviser or relevant sub-adviser uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desirable investment for the Fund, including consideration of the security’s current credit quality. The Adviser or sub-adviser may also sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. None of the Fixed Income Opportunities Fund, the Adviser or the Fund’s sub-advisers can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

CITY NATIONAL ROCHDALE FUNDS | PAGE 40

Market Risk – The market price of a security may move up and down, sometimes rapidly and unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political factors, adverse investor sentiment, or local, regional or global events such as epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Recent Market Events – An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) has resulted in a global pandemic and has caused major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 outbreak may cause similar disruptions and effects.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer.

Credit – Changes in the credit quality rating of a security or changes in an issuer’s financial condition can affect the Fund. A default on a security held by the Fund could cause the value of your investment in the Fund to decline. Investments in lower rated bank loans and lower rated debt securities involve higher credit risks. There is a relatively higher risk that the issuer of such loans or debt securities will fail to make timely payments of interest or principal, or go bankrupt. Credit risk may be high for the Fund because it invests in lower rated investment quality fixed income securities.

Interest Rates –The value of fixed income securities will fall if interest rates rise. Fixed income securities with longer maturities generally entail greater risk than those with shorter maturities. The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. Recent and potential future changes in monetary policy made by central banks and governments are likely to impact the level of interest rates.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security, and could result in losses for the Fund.

Life Insurance Policies – If the Fund is unable to make premium payments on a Policy, the Policy will lapse and the Fund will lose its ownership interest in the Policy. There is currently no established secondary market for Policies, and the Policies are not considered liquid investments by the Fund. If the Fund must sell Policies to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss. In addition, market quotations will not be readily available for the Policies and the Policies will be priced using a fair value methodology adopted by the Trust’s Board. The sales price the Fund could receive for a Policy may differ from the Trust’s valuation of the Policy. There may be a mismatch of cash flows related to the Fund’s investment in Policies (e.g., the Irish Subsidiary may not take in enough new investment and death benefits paid on maturing life settlements to cover premium payments on existing Policies held by the Irish Subsidiary). The longer the insured lives, the lower the Fund’s rate of return on the related Policy will be. The underwriter’s estimate of the insured’s life expectancy may be incorrect. An insurance company may be unable or refuse to pay benefits on a Policy. In addition, the heirs of an insured may challenge the life insurance settlement. Although the Fund intends to only purchase Policies for which the applicable contestability period has expired, it is possible that a Policy may be subject to contest by the insurance company. A Policy is a liability of the issuing life insurance company, and if the life insurance company goes out of business, sufficient funds may not be available to pay that liability.

Reinsurance Investments – The return on reinsurance investments is contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. There is inherent uncertainty as to whether, when or where natural events will occur. If a trigger event involves losses or other metrics exceeding a specific magnitude specified in the relevant reinsurance instrument, the fund may lose a portion or all of its investment. The fund’s reinsurance investments are expected to be illiquid. Certain reinsurance investments may be difficult to value.

CITY NATIONAL ROCHDALE FUNDS | PAGE 41

ILWs are exposed to catastrophic risks that can lead to binary performance of individual transactions. The probability of the occurrence of events that trigger payouts with respect to ILWs may be difficult to predict. The performance of ILWs depends on determination of industry losses by a recognized third-party assessor. This dependency may cause substantial delays in either releasing the ILW collateral and premium funds to the Fund or paying it to the reinsured party, because the third-party assessor may require time to issue its findings of industry losses.

Catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of a catastrophe bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the Fund may lose a portion or all of its accrued interest and/or principal invested in such security.

Market Risk of Equity Securities – By investing directly or indirectly in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of the issuer may be limited. Preferred stock typically has “preference” over common stock in the payment of distributions and the liquidation of a company’s assets, but is subordinated to bonds and other debt instruments. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company.

Management – The Fund’s performance depends on the Adviser’s and sub-advisers’ skill in making appropriate investments. As a result, the Fund’s investment strategies may not work as intended or otherwise fail to produce the desired results, and the Fund may underperform the markets in which it invests or similar funds.

Sub-Adviser Allocation – The Fund’s performance is affected by the Adviser’s decisions concerning how much of the Fund’s portfolio to allocate for management by each of the Fund’s sub-advisers or to retain for management by the Adviser.

Foreign Securities – Investments in securities of foreign issuers tend to be more volatile than domestic securities because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in currency rates and exchange control regulations, and the imposition of sanctions, withholding taxes on income, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the value of the Fund’s investments in foreign securities. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. Foreign securities may be less liquid and more difficult to value than domestic securities.

Emerging Market Securities – Many of the risks with respect to foreign securities are more pronounced for investments in developing or emerging market countries. Emerging market countries may have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable securities markets and economic, political, and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and economic conditions of their trading partners. In addition, there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States issued an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Communist Chinese military companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Adviser or a sub-adviser otherwise believes is attractive, the Fund may incur losses.

Frontier Market Securities – Frontier market countries are a sub-set of emerging market countries the capital markets of which are less developed, generally less liquid and have lower market capitalization than those of the more developed, “traditional” emerging markets but which still demonstrate a relative market openness to and accessibility for foreign investors. Frontier market countries generally have smaller economies and even less developed capital markets with relatively newer and less tested regulatory and legal systems than traditional emerging markets, and, as a result, the risks discussed above with respect to emerging markets are magnified in frontier market countries. Securities issued by borrowers in frontier market countries are often subject to extreme price volatility and illiquidity and effects stemming from government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and relatively new and unsettled securities laws.

CITY NATIONAL ROCHDALE FUNDS | PAGE 42

Liquidity – Bank loans, high yield bonds, floating rate securities and lower rated securities may experience illiquidity, particularly during certain periods of financial or economic distress, causing the value of the Fund’s investments to decline. It may be more difficult for the Fund to sell its investments when they are less liquid or illiquid, and the Fund may receive less than expected. Additionally, one or more of the instruments in which the Fund invests may be permanently illiquid in nature and market prices for these instruments are unlikely to be readily available at any time. In the absence of readily available market prices or, as is expected to be the case for certain illiquid asset-backed investments, the absence of any pricing service or observable pricing inputs, the valuation process will depend on the evaluation of factors such as prevailing interest rates, creditworthiness of the issuer, the relative value of the cash flows represented by the underlying assets and other factors. The sales price the Fund may receive for an illiquid security may differ from the Fund’s valuation of the illiquid security.

Foreign Currency – As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. The value of a foreign currency may decline in relation to the U.S. dollar while the Fund holds securities denominated in such currency, and currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the United States or foreign governments or central banks. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency. The Fund may be unable or may choose not to hedge its foreign currency exposure.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed, asset-backed and other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Prepayments – As a general rule, prepayments of principal of loans underlying mortgage-backed, asset-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Investment through Irish Subsidiary – The Fund may invest in Policies by investing in the Irish Subsidiary. The Irish Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and unless otherwise noted in this Prospectus and the SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or Ireland could affect the ability of the Fund and/or the Irish Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund and its shareholders. The Irish Subsidiary (unlike the Fund) may invest an unlimited portion of its net assets in Policies. However, the Irish Subsidiary otherwise is subject to the Fund’s investment restrictions and other policies.

Irish Subsidiary Tax Matters – Under current IRS guidance, Policy proceeds paid by a U.S. insurance company to a foreign corporation such as the Irish Subsidiary are generally subject to U.S. federal income tax withholding at a 30% rate. The Irish Subsidiary intends to qualify for benefits under the U.S.-Ireland income tax treaty which would include an exemption from such withholding. There is a risk, however, that a U.S. insurance company issuer may not respect the claimed treaty benefits and may withhold the 30% tax on the proceeds paid to the Irish Subsidiary. In such a case, the Irish Subsidiary may be able to obtain a refund from the IRS.

Any changes to the U.S.-Ireland tax treaty, U.S. or Ireland law, or the manner in which the treaty and such laws are applied to the Irish Subsidiary or the Fund, may have an adverse tax effect on the Irish Subsidiary, the Fund and its shareholders.

LIBOR Risk – Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR, although it is possible that all or a part of this phase out may be delayed. The unavailability and/or discontinuation of LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. While some instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, the unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. The potential effect of the transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined and may adversely affect the Fund’s performance or net asset value.

Bank Loans – The Fund may invest in U.S. and non-U.S. bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result, bank loans may have relatively less liquidity than other types of fixed income assets, and the Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

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Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Thus, transactions in loan instruments may take longer than seven days to settle. This could pose a liquidity risk to the Fund and, if the Fund’s exposure to such investments is substantial, could impair the Fund’s ability to meet shareholder redemptions in a timely manner.

The Fund’s investments in non-U.S. bank loans are subject to additional risks including future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the bank loans held by the Fund.

Collateralized Loan Obligations – CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described herein. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.

ETFs – ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index or group of indices it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

By investing in the Fund, shareholders indirectly bear fees and expenses charged by the ETFs in which the Fund invests, in addition to the Fund’s direct fees and expenses. Further, the Fund is subject to the effects of the business and regulatory developments that affect ETFs and the investment company industry generally.

Closed-End Funds – Unlike conventional mutual funds which continually offer new shares for sale to the investing public, CEFs are exchange-traded and issue only a limited number of shares. CEFs may trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. In addition, CEFs may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, CEFs are allowed to invest in a greater amount of illiquid securities than mutual funds, and CEFs may employ leverage to a greater extent than mutual funds.

Financial Services Firms – The Fund invests in obligations of financial services firms, including those of banks. Changes in economic conditions and government regulations can significantly affect these issuers.

Tax Matters – To qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain requirements including requirements regarding the composition of its income. Any income the Fund derives from direct investments in Policies may be considered non-qualifying income and must be limited, along with investments in any other non-qualifying sources, to a maximum of 10% of the Fund’s gross income in any fiscal year. In addition, the Fund may invest in Policies through the Irish Subsidiary. The Irish Subsidiary is treated as a “controlled foreign corporation” (a “CFC”) for U.S. federal income tax purposes. The Fund has obtained an opinion of counsel, based on representations from the Fund and the Irish Subsidiary, that actual distributions made to the Fund by the Irish Subsidiary will, more likely than not, be treated as qualifying income. As a result, either of direct investments in Policies or of investments through the Irish Subsidiary, the Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular fiscal year at levels sufficient to limit its non-qualifying income to 10% of the Fund’s gross income, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. If the Fund fails to meet this 10% requirement, the Fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at the regular corporate rate. Alternatively, if the Fund fails to meet the 10% requirement, the Fund might be able to pay a tax equal to the amount of the non-qualifying income to the extent it exceeds one-ninth of the Fund’s qualifying income. The tax treatment of the Policies and the Fund’s investments in the Irish Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the Fund’s taxable income or gains and of distributions made by the Fund.

Underlying Funds – To the extent the Fund invests in other funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. Further, the Fund is subject to the effects of the business and regulatory developments that affect these underlying funds and the investment company industry generally.

Volatility – Because of the speculative nature of the income securities in which the Fund invests, the Fund may fluctuate in price more than other bond and income funds.

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Rating Agencies – Credit ratings are issued by rating agencies, which are private entities that provide ratings of the credit quality of debt obligations. A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the views of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the issuers of the securities they rate.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goal.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, the sub-advisers, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Fund and its shareholders.

An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The Fund’s predecessor, the Rochdale Fixed Income Opportunities Portfolio, commenced operations on July 1, 2009, as a series of Rochdale Investment Trust, a Delaware statutory trust (the “Predecessor Fund”). The Fixed Income Opportunities Fund commenced operations on March 29, 2013, and offered shares of the Fund for public sale on April 1, 2013, after the reorganization of the Predecessor Fund into the Fixed Income Opportunities Fund. The Fund has adopted an investment objective and investment strategies and policies substantially similar to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Fixed Income Opportunities Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance does not necessarily indicate how the Fixed Income Opportunities Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

In the bar chart and the performance table, the performance results prior to March 29, 2013, are for the Predecessor Fund. Class N shares of the Fixed Income Opportunities Fund and the Predecessor Fund shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions.

This bar chart shows the performance of the Fixed Income Opportunities Fund’s Class N shares based on a calendar year.

Best Quarter 14.57% Q2 2020	Worst Quarter -17.74% Q1 2020

CITY NATIONAL ROCHDALE FUNDS | PAGE 45

This table shows the average annual total returns of each class of the Fixed Income Opportunities Fund for the periods ended December 31, 2020. The table also shows how the Fund’s performance compares with the returns of indices comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2020)	One Year	Five Years	Ten Years
Class N(1)
Return Before Taxes	2.54%	5.19%	4.66%
Return After Taxes on Distributions	-0.27%	2.69%	2.19%
Return After Taxes on Distributions and Sale of Fund Shares	1.42%	2.91%	2.53%
Bloomberg Barclays U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
40/35/25 hybrid of the following three indices:	5.53%	5.65%	4.96%

Bloomberg Barclays Multiverse Total Return Index Value Hedged USD
S&P Global Leveraged Loan Index
Bloomberg Barclays Emerging Markets High Yield Index (Reflects no deduction for fees, expenses or taxes)

(1)	Performance shown for periods prior to March 29, 2013, reflects that of the Predecessor Fund’s Class N shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

City National Rochdale, LLC

SUB-ADVISERS

Seix Investment Advisors LLC

Federated Investment Management Company

GML Capital LLP

Alcentra Limited

Alcentra NY, LLC

Ashmore Investment Management Limited

AllFinancial Partners II, LLC

PORTFOLIO MANAGER

Garrett D’Alessandro, the Adviser’s President and Chief Executive Officer, Thomas H. Ehrlein, the Adviser’s Director, Portfolio and Alternative Analytics Group, and Charles Luke, Managing Director and Senior Portfolio Manager of the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. D’Alessandro has served as portfolio manager for the Fund since May 2016. Messrs. Ehrlein and Luke have served as portfolio managers for the Fund since May 2020.

CITY NATIONAL ROCHDALE FUNDS | PAGE 46

PURCHASE AND SALE OF FUND SHARES

The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts, including separately managed accounts advised by the Adviser, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Shares of the Fixed Income Opportunities Fund may be purchased, redeemed or exchanged through the Fund’s transfer agent or through an approved broker-dealer or other financial institution (each an “Authorized Institution”). There are no minimum purchase or minimum shareholder account balance requirements for Class N shares of the Fund; however, you will have to comply with any purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Fixed Income Opportunities Fund are redeemable on any day that the NYSE is open for business. Contact the Fund’s transfer agent at 1-866-209-1967 or your Authorized Institution for instructions on how you may redeem or exchange shares of the Fund. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Fixed Income Opportunities Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Supplemental tax reporting information concerning the City National Rochdale Funds is posted online at www.citynationalrochdalefunds.com under the “Important Tax Information” tab.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fixed Income Opportunities Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 47

City National Rochdale Dividend & Income Fund

INVESTMENT GOAL

The City National Rochdale Dividend & Income Fund (the “Dividend & Income Fund” or the “Fund”) seeks to provide significant income and, as a secondary focus, long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy, hold, and sell shares of the Dividend & Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class N
Management Fees	0.50%
Distribution (12b-1) Fee	0.25%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses	0.15%
Total Other Expenses	0.40%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	1.18%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Dividend & Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$120	$375	$649	$1,432

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the portfolio turnover rate of the Fund was 20% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Dividend & Income Fund invests primarily in income-generating securities, principally comprised of dividend-paying equity securities. Generally, the Fund invests primarily in dividend-paying equity securities, consisting of common stocks, preferred stocks and shares of beneficial interest of real estate investment trusts (“REITs”). The Fund seeks to create a portfolio of securities with an income yield greater than the dividend yield of the S&P 500 Index. The Fund may invest in securities of companies of any market capitalization. The Fund’s equity investments consist primarily of securities of U.S. companies.

In selecting the Fund’s equity securities, City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, generally seeks companies that pay above-average, stable dividend yields compared to the dividend yield of the S&P 500 Index and have the ability to grow yields over time. The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund’s objectives, and the Adviser believes the valuation is attractive and industry trends remain favorable.

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The Adviser may determine to sell a security under several circumstances, including but not limited to when its target value is realized, the company’s earnings deteriorate, more attractive investment alternatives are identified, or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Dividend & Income Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – The market price of a security may move up and down, sometimes rapidly and unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political factors, adverse investor sentiment, or local, regional or global events such as epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.

Market Risk of Equity Securities – By investing in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of the issuer may be limited. Preferred stock typically has “preference” over common stock in the payment of distributions and the liquidation of a company’s assets, but is subordinated to bonds and other debt instruments. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company.

Recent Market Events – An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) has resulted in a global pandemic and has caused major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 outbreak may cause similar disruptions and effects.

Small- and Medium-Capitalization (Mid-Cap) Companies – Investments in small-capitalization and mid-capitalization companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. The securities of smaller capitalized companies may have greater price volatility and less liquidity than the securities of larger capitalized companies. The Fund may hold a significant percentage of a company’s outstanding shares and may have to sell them at a discount from quoted prices.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund’s investment strategies may not work as intended or otherwise fail to produce the desired results, and the Fund may underperform the markets in which it invests or similar funds.

Real Estate Investment Trusts (“REITs”) – REITs’ share prices may decline because of adverse developments affecting the real estate industry, including changes in interest rates. The returns from REITs may trail returns of the overall market. Additionally, it is possible that a REIT will fail to qualify for favorable tax treatment. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses.

Sector Exposure – Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus may be more susceptible to negative events affecting those sectors. For example, as of December 31, 2020, a significant portion of the Fund’s assets was invested in the consumer staples sector. Companies in the consumer staples sector are subject to government regulation affecting their products which may negatively affect such companies’ performance. Also, the success of consumer staples companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, competition and consumer confidence and spending.

CITY NATIONAL ROCHDALE FUNDS | PAGE 49

Underlying Funds – To the extent the Fund invests in other funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. Further, the Fund is subject to the effects of the business and regulatory developments that affect these underlying funds and the investment company industry generally.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Fund and its shareholders.

An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The Fund’s predecessor, the Rochdale Dividend & Income Portfolio, commenced operations on June 1, 1999, as a series of Rochdale Investment Trust, a Delaware statutory trust (the “Predecessor Fund”). The Fund commenced operations on March 29, 2013, and offered shares of the Fund for public sale on April 1, 2013, after the reorganization of the Predecessor Fund into the Dividend & Income Fund. The Dividend & Income Fund has adopted an investment objective and investment strategies and policies identical to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Dividend & Income Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance does not necessarily indicate how the Dividend & Income Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

In the bar chart and the performance table, the performance results prior to March 29, 2013, are for the Predecessor Fund. Class N shares of the Dividend & Income Fund and the Predecessor Fund shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions.

This bar chart shows the performance of the Dividend & Income Fund’s Class N shares based on a calendar year.

Best Quarter 13.26% Q1 2013	Worst Quarter -21.58% Q1 2020

CITY NATIONAL ROCHDALE FUNDS | PAGE 50

This table shows the average annual total returns of each class of the Dividend & Income Fund for the periods ended December 31, 2020. The table also shows how the Fund’s performance compares with the returns of indices comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2020)	One Year	Five Years	Ten Years
Class N(1)
Return Before Taxes	-7.33%	5.29%	7.47%
Return After Taxes on Distributions	-7.83%	4.27%	6.45%
Return After Taxes on Distributions and Sale of Fund Shares	-4.04%	4.06%	5.83%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%
60/25/15 hybrid of the following three indices:	-1.88%	8.01%	9.72%
Dow Jones U.S. Select Dividend Index BofA Merrill Lynch Core Fixed Rate Preferred Securities Index MSCI U.S. REIT Index (Reflects no deduction for fees, expenses or taxes)

(1)	Performance shown for periods prior to March 29, 2013, reflects that of the Predecessor Fund’s Class N shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

City National Rochdale, LLC

PORTFOLIO MANAGER

Thomas A. Galvin, Chief Investment Officer of the Adviser, is primarily responsible for the day-to-day management of the Fund and has served as a portfolio manager for the Fund since 2021.

PURCHASE AND SALE OF FUND SHARES

The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts, including separately managed accounts advised by the Adviser, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Shares of the Dividend & Income Fund may be purchased, redeemed or exchanged through the Fund’s transfer agent or through an approved broker-dealer or other financial institution (each an “Authorized Institution”). There are no minimum purchase or minimum shareholder account balance requirements for Class N shares of the Fund; however, you will have to comply with any purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Dividend & Income Fund are redeemable on any day that the NYSE is open for business. Contact the Fund’s transfer agent at 1-866-209-1967 or your Authorized Institution for instructions on how you may redeem or exchange shares of the Fund. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Dividend & Income Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains. A portion of distributions may be treated as a return of capital for tax purposes.

Supplemental tax reporting information concerning the City National Rochdale Funds is posted online at www.citynationalrochdalefunds.com under the “Important Tax Information” tab.

CITY NATIONAL ROCHDALE FUNDS | PAGE 51

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Dividend & Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 52

City National Rochdale U.S. Core Equity Fund

INVESTMENT GOAL

The City National Rochdale U.S. Core Equity Fund (the “U.S. Core Equity Fund” or the “Fund”) seeks to provide long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy, hold, and sell shares of the U.S. Core Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Servicing Class	Class N
Management Fees	0.40%	0.40%	0.40%
Distribution (12b-1) Fee	None	None	0.25%
Other Expenses
Shareholder Servicing Fee	None	0.25%	0.25%
Other Fund Expenses	0.16%	0.13%	0.14%
Total Other Expenses	0.16%	0.38%	0.39%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.57%	0.79%	1.05%

EXAMPLE

This example is intended to help you compare the cost of investing in the U.S. Core Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the U.S. Core Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$58	$183	$318	$714
Servicing Class	$81	$252	$439	$978
Class N	$107	$334	$579	$1,283

PORTFOLIO TURNOVER

The U.S. Core Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the portfolio turnover rate of the Fund was 14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the U.S. Core Equity Fund’s net assets (plus any borrowings for investment purposes) consists of common stock of large and middle capitalization corporations domiciled in the United States. For this purpose, City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, considers a large capitalization corporation and a middle capitalization corporation to be a corporation with a market capitalization satisfying Standard & Poor’s Ratings Services (“Standard & Poor’s”) eligibility criteria, at the time of investment, for inclusion in the S&P 500 Index (as of December 31, 2020, $9.8 billion or greater) and the S&P Midcap 400 Index (as of December 31, 2020, $3.2 billion to $9.8 billion), respectively.

CITY NATIONAL ROCHDALE FUNDS | PAGE 53

The Adviser uses a multifactor investment approach employing a combination of macroeconomic, quantitative and fundamental analyses to select companies with share price growth potential that may not be recognized by the market at large. Macroeconomic analysis evaluates investment themes, geopolitical events, monetary and fiscal policy and global economic trends. Quantitative analysis seeks to measure the value of securities by using mathematical and statistical modeling and research. Fundamental analysis of a security involves measuring its intrinsic value by examining related economic, financial and other factors, such as the overall economy and industry conditions, and the financial condition and management of the issuer.

In selecting securities for the Fund, the Adviser utilizes proprietary industry and stock selection models to determine which industries and companies it believes are likely to provide superior risk adjusted returns. The Adviser also employs a proprietary company analysis framework to evaluate individual securities by examining fundamental data such as management quality, revenue and earnings growth, profitability, market share, cash flow and balance sheet strength. The Adviser seeks to manage the portfolio’s risk characteristics to be similar to those of the S&P 500 Index. The Adviser constructs the portfolio to closely resemble the S&P 500 Index with respect to factors such as market capitalization, earnings per share growth rates, return on equity, price to earnings, price to book and other commonly recognized portfolio characteristics.

The Adviser may determine to sell a security under several circumstances, including but not limited to when its target value is realized, when the company’s earnings deteriorate, when more attractive investment alternatives are identified, or when it wishes to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the U.S. Core Equity Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – The market price of a security may move up and down, sometimes rapidly and unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political factors, adverse investor sentiment, or local, regional or global events such as epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.

Market Risk of Equity Securities – By investing in common stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The market may also undervalue the stocks held by the Fund. The value of your investment in the Fund will fluctuate daily based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Recent Market Events – An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) has resulted in a global pandemic and has caused major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 outbreak may cause similar disruptions and effects.

Investment Style – The Adviser primarily uses a core equity style to select investments for the Fund and will often choose equities that it considers to be “growth at a reasonable price” (GARP). These styles may fall out of favor, may underperform other styles and may cause volatility in the Fund’s share price.

Medium-Capitalization (Mid-Cap) Companies – Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund’s investment strategies may not work as intended or otherwise fail to produce the desired results, and the Fund may underperform the markets in which it invests or similar funds.

Sector Exposure – Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus may be more susceptible to negative events affecting those sectors. For example, as of December 31, 2020, a significant portion of the Fund’s assets was invested in the information technology sector. Performance of companies in the information technology sector may be adversely affected by many factors, including, among others, the supply and demand for specific products and services, the pace of technological development and government regulation. Some significant challenges facing companies in the information technology sector include distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services, technological innovations that make existing products and services obsolete, and satisfying consumer demand.

CITY NATIONAL ROCHDALE FUNDS | PAGE 54

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Fund and its shareholders.

An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the U.S. Core Equity Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the U.S. Core Equity Fund’s Institutional Class shares based on a calendar year.

Best Quarter 16.24% Q2 2020	Worst Quarter -18.62% Q1 2020

This table shows the average annual total returns of each class of the U.S. Core Equity Fund for the periods ended December 31, 2020. The table also shows how the Fund’s performance compares with the returns of indices comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2020)	One Year	Five Year	Since Inception (12/3/2012)
Institutional Class
Return Before Taxes	14.84%	15.02%	15.26%
Return After Taxes on Distributions	14.67%	14.08%	14.17%
Return After Taxes on Distributions and Sale of Fund Shares	8.87%	11.85%	12.32%
Servicing Class
Return Before Taxes	14.58%	14.73%	14.87%
Class N
Return Before Taxes	14.26%	14.45%	14.58%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	15.21%

CITY NATIONAL ROCHDALE FUNDS | PAGE 55

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of the Institutional Class shares does not reflect the Servicing Class shares’ expenses or the Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for the Servicing Class shares and Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

City National Rochdale, LLC

PORTFOLIO MANAGER

Thomas A. Galvin, Chief Investment Officer of the Adviser, is primarily responsible for the day-to-day management of the Fund and has served as a portfolio manager for the U.S. Core Equity Fund since the Fund’s inception in 2012.

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts, including separately managed accounts advised by the Adviser, maintained at City National Bank and certain retirement plan platforms. Institutional Class shares of the Fund will be available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirement of $1,000,000, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There is no minimum for subsequent investments in Institutional Class shares. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts, including separately managed accounts of the Adviser not maintained at City National Bank, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There are no minimum purchase or minimum shareholder account balance requirements for Servicing Class or Class N shares; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the U.S. Core Equity Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The U.S. Core Equity Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Supplemental tax reporting information concerning the City National Rochdale Funds is posted online at www.citynationalrochdalefunds.com under the “Important Tax Information” tab.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the U.S. Core Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 56

more about the funds

For ease of reference, this Prospectus refers to certain sub-groups of the City National Rochdale Funds (the “Trust”) as follows:

●

Bond Funds – Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, Muni High Income Fund, Intermediate Fixed Income Fund, Short Term Emerging Markets Debt Fund, Fixed Income Opportunities Fund

●	Equity Funds – Dividend & Income Fund and U.S. Core Equity Fund

●	Funds – Government Money Fund, Bond Funds, Equity Funds

The investment goal of each Fund, except for the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Short Term Emerging Markets Debt Fund and Dividend & Income Fund, can only be changed with shareholder approval. The investment goal of each of the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Short Term Emerging Markets Debt Fund and Dividend & Income Fund is non-fundamental and can be changed without shareholder approval by the Funds’ Board of Trustees upon at least 60 days’ notice to shareholders. For all Funds other than the California Tax Exempt Bond Fund, any policy to invest at least 80% of a Fund’s net assets in specific types of investments may be changed by the Funds’ Board of Trustees upon at least 60 days’ notice to shareholders.

If you wish to learn more about each Fund’s principal investments and other securities in which each Fund may invest, please review the SAI.

More about the Government Money Fund

MORE ABOUT THE PRINCIPAL INVESTMENT STRATEGIES

MATURITY

The Government Money Fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The Government Money Fund maintains a weighted average maturity of not more than 60 days and a weighted average life of not more than 120 days in accordance with applicable regulations. If, after purchase, the maturity on a security is extended, the Adviser or the Board of Trustees (if required by applicable regulations) will decide whether the security should be held or sold.

LIQUIDITY

The Government Money Fund must follow strict rules with respect to the liquidity of its portfolio securities, including, as applicable, daily and weekly liquidity requirements. In addition, the Government Money Fund may not purchase illiquid securities if, as a result of the acquisition, more than 5% of the Fund’s total assets would be invested in illiquid securities. Illiquid securities are those that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Securities that are deemed liquid at the time of purchase by a Fund may become illiquid following purchase.

More about the Bond Funds

The Adviser periodically reviews the creditworthiness of issuers held by the Bond Funds. The Adviser’s credit analysis process includes not only a review of the rating agencies’ assigned ratings but also a review of the specific factors central to those ratings assessments, as well as the factors that could cause a change in the assigned ratings. See the SAI for a discussion of fixed income ratings.

The Adviser and the applicable sub-advisers consider duration, among other factors, in selecting fixed income securities for the Bond Funds. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.

MORE ABOUT THE MUNI HIGH INCOME FUND

The Adviser periodically reviews the creditworthiness of issuers held by the Muni High Income Fund. The Adviser’s credit analysis process includes not only a review of the rating agencies’ assigned ratings but also a review of the specific factors central to those ratings assessments, as well as the factors that could cause a change in the assigned ratings. The Adviser considers, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. See the SAI for a discussion of fixed income ratings.

The Adviser considers duration, among other factors, in selecting fixed income securities for the Muni High Income Fund. Duration estimates how much the value of a bond portfolio would be affected by a change in prevailing interest rates. The longer a portfolio’s duration, the more sensitive it is to changes in interest rates.

The Fund primarily invests in revenue bonds, which are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (“PABs”), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single-family home mortgages and student loan bonds that finance pools of student loans, as well as bonds that finance charter schools. Revenue bonds also include tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues.

CITY NATIONAL ROCHDALE FUNDS | PAGE 57

MORE ABOUT THE INTERMEDIATE FIXED INCOME FUND

The Intermediate Fixed Income Fund’s investments in debt obligations of the U.S. Government and its agencies consist primarily of U.S. Treasury obligations, bonds and mortgage-backed securities issued by the following agencies: Federal Home Loan Banks, Fannie Mae (formerly known as the Federal National Mortgage Association), Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation), Federal Agricultural Mortgage Corporation, Federal Farm Credit Banks, Ginnie Mae (formerly known as the Government National Mortgage Association), and Tennessee Valley Authority. These obligations include securities supported by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks), securities supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency (such as securities issued by Fannie Mae), securities supported only by the credit of the instrumentality (such as securities issued by Freddie Mac), and securities backed solely by the revenue generated by the instrumentality (such as securities issued by Tennessee Valley Authority). In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteed the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

MORE ABOUT THE SHORT TERM EMERGING MARKETS DEBT FUND

The Short Term Emerging Markets Debt Fund invests principally in bonds and other debt instruments issued by corporate, municipal, sovereign, sub-sovereign and quasi-sovereign issuers in, or operating principally in, emerging market countries. In particular, the Fund invests principally in short-term high yield debt instruments (also known as “junk bonds”) of such issues. The Fund’s sub-adviser, GML, seeks to invest in securities that offer a high risk-adjusted current yield as well as total return potential. In an effort to control risks, the sub-adviser purchases investments diversified across issuers and industries. The average maturity of the Fund’s investments varies, and generally the Fund will invest in bonds with maturities of no greater than two years.

GML’s investment process combines “top down” and “bottom up” analyses. The “top down” approach includes analysis of prevailing national and international economic conditions, industry dynamics and political risk. The “bottom up” approach includes analysis of an issuer’s financial reports, cash flows, currency risk, leverage and capital structure. GML’s investment process encompasses financial reviews, meetings with companies’ management, on-the-ground intelligence from GML’s overseas offices, and external research and insights gleaned from legal advisers and industry contacts. GML generally selects investments to provide issuer, industry and country diversification and it expects the average credit rating of the Fund’s portfolio to be B or higher. All investments in the Fund’s portfolio are subject to periodic credit reviews when financial results become available, and when credit rating changes or other material economic developments are observed. GML’s credit analysis process includes not only a review of the rating agencies’ assigned ratings but also a review of the specific factors central to those ratings assessments, as well as the factors that could cause a change in the assigned ratings. See the SAI for a discussion of fixed income ratings.

GML considers duration and final maturity, among other factors, in selecting fixed income securities for the Fund. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. The final maturity of a security is the date on which the final (or single) repayment of principal is scheduled to be made.

MORE ABOUT THE FIXED INCOME OPPORTUNITIES FUND

The Adviser serves as the Fixed Income Opportunities Fund’s primary investment adviser and retains the authority to manage the Fund’s assets. The Adviser has, however, engaged seven sub-advisers, Alcentra Limited (“Alcentra”), Alcentra NY, LLC (“Alcentra NY”), AllFinancial Partners II, LLC (“AllFinancial”), Ashmore Investment Management Limited (“Ashmore”), Federated Investment Management Company (“Federated”), GML Capital LLP (“GML”) and Seix Investment Advisors LLC (“Seix,” and together with Alcentra, Alcentra NY, AllFinancial, Ashmore, Federated and GML, the “Fixed Income Opportunities Fund Sub-advisers”) to make day-to-day investment decisions for portions of the Fund and, in particular, to manage the Fund’s investments in high yield securities, bank loans, CLOs, CEFs, life insurance policies and related instruments. The Adviser is responsible for overseeing and monitoring the Fixed Income Opportunities Fund Sub-advisers.

The investment selection process followed by each of Alcentra, Alcentra NY, Ashmore, Federated, GML and Seix, and information regarding AllFinancial’s role with respect to the Fixed Income Opportunities Fund’s investments in Policies, is summarized below.

The Fund may hold low or non-dividend paying stocks from time to time, including as a result of a restructuring of a debt instrument held by the Fund.

CITY NATIONAL ROCHDALE FUNDS | PAGE 58

THE ALCENTRA INVESTMENT SELECTION PROCESS

Alcentra is primarily responsible for the Fixed Income Opportunities Fund’s investments in European non-investment grade bank loans. Alcentra seeks to identify investment opportunities that combine an attractive current return with a strong probability of ultimate return of capital.

Alcentra employs a rigorous process for reviewing and analyzing potential investment opportunities, drawing on external, independent due diligence material as well as the work and experience of Alcentra analysts in the relevant industry sector. The key components of the investment process are sourcing, due diligence, suitability assessment, on-going monitoring, and portfolio management. The process involves a detailed review of a company’s industry position, cash flow consistency and sustainability, liquidity, capital structure, leverage, and management capabilities, followed by an in-depth review of structure and documentation including collateral pledge and security agreements. Following the completion of the due diligence process, the potential investment is submitted to Alcentra’s Investment Committee for final approval.

THE ALCENTRA NY AND ALCENTRA LIMITED INVESTMENT SELECTION PROCESS

Together with Alcentra Limited, Alcentra NY (together, “Alcentra Group”) is responsible for the Fixed Income Opportunities Fund’s investments in U.S. and European CLO mezzanine securities with a rating at time of purchase ranging from B-/B3 to A+/A1, or equivalent. Alcentra Group seeks to generate attractive risk-adjusted returns by investing predominantly in what Alcentra Group believes to be undervalued mezzanine tranches of U.S. and European CLOs.

Alcentra Group’s CLO investment philosophy is based on a credit focused, bottom-up approach. The key components of the investment process are sourcing, fundamental analysis, team discussion and investment decision, execution and trading, and monitoring. The investment process is underpinned by detailed fundamental credit analysis. The four underlying elements of this fundamental analysis are: 1) collateral analysis; 2) liability analytics; 3) cash flow analytics, and 4) documentation review. During its analysis, Alcentra Group focuses on several areas including default and downgrade rates, yield, price, potential investment return, and the weighted average life of the investment. When analyzing the value and suitability of CLO tranches Alcentra Group also considers the collateral composition, subordination levels and cash flows, and reviews underlying collateral for downgrade and default risk of individual assets, recovery rate expectations, the amount of second lien and mezzanine exposure in the portfolio, the pricing of the underlying assets, distressed assets within the pool and pre-payment rates. The suitability of an investment is a consensus-driven process; however, the ultimate buy/sell decisions are made by the portfolio managers.

THE ASHMORE INVESTMENT SELECTION PROCESS

Ashmore is one of two sub-advisers responsible for the Fixed Income Opportunities Fund’s investments in high yield emerging market securities. Ashmore’s investment philosophy is active, macro and “top down” with a “bottom up” selection process used for corporate debt and a strong focus on value and liquidity management. Ashmore believes that the best way to gain exposure to strong medium and long-term trends in emerging markets is to employ specialist managers using an active approach. Ashmore seeks to combine formal investment discipline with maximum flexibility to respond to events resulting in changing market fundamentals. In the case of emerging markets, these fundamentals can change rapidly, and Ashmore believes that active management with a heavy bias towards high liquidity is often most appropriate.

Research is an integral component of Ashmore’s investment process and its views reflect market fundamentals, technical analysis and policy dynamics as well as its interpretation of investor behavior and positioning. Within this framework, key analytical elements include relevant financial and economic fundamentals affecting ability and willingness to service debt, monetary and fiscal policy history, interest rate dynamics and currency prospects. Ashmore considers, among other things, politics, policy formulation and implementation, motives and incentive structures of key decision makers amid prevailing domestic political pressures and external issues.

THE FEDERATED INVESTMENT SELECTION PROCESS

Federated is primarily responsible for the Fixed Income Opportunities Fund’s investments in high yield securities. In making investment decisions with respect to high yield securities, Federated selects securities it believes have attractive risk-return characteristics. Federated typically analyzes the issuer’s financial condition, business and product strength, competitive position and management expertise in an effort to seek to identify issuers with the ability to meet their obligations and the potential to improve their overall financial health. Federated strives to adhere to a strong sell discipline and generally effects a sale if it believes a security’s future total return has become less attractive relative to other securities, the company begins to perform poorly, the industry outlook changes, or any other event occurs that changes Federated’s investment conclusion.

As part of analysis inherent in its security selection process, among other factors, Federated also evaluates whether environmental, social and governance factors could have positive or negative impact on the risk profiles of many issuers in the universe of securities in which the Fund may invest.

Federated may also consider information derived from active engagements conducted by its in-house stewardship team with certain issuers. This qualitative analysis does not automatically result in including or excluding specific securities but is used by Federated as an additional input to improve portfolio risk/ return characteristics.

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THE GML INVESTMENT SELECTION PROCESS

GML is one of two sub-advisers responsible for the Fixed Income Opportunities Fund’s investments in high yield emerging market securities. GML’s investment process combines “top down” and “bottom up” analyses. The “top down” approach includes analysis of prevailing national and international economic conditions, industry dynamics and political risk. The “bottom up” approach includes analysis of an issuer’s financial reports, cash flows, currency risk, leverage and capital structure. GML’s investment process encompasses financial reviews, meetings with companies’ management, on-the-ground intelligence from GML’s overseas offices, and external research and insights gleaned from legal advisers and industry contacts. GML generally selects investments to provide issuer, industry and country diversification and it expects the average credit rating of its portion of the Fund’s portfolio to be B or higher. All investments in GML’s portion of the portfolio are subject to periodic credit reviews when financial results become available, and when credit rating changes or other material economic developments are observed.

THE SEIX INVESTMENT SELECTION PROCESS

Seix is primarily responsible for the Fixed Income Opportunities Fund’s investments in floating rate securities and high yield bank loans and bonds. In deciding which debt securities to buy or sell, Seix typically emphasizes debt instruments that are in the higher rated segment of the high yield market — i.e., BB & B rated credits (rated either BB or B by Standard & Poor’s Rating Services or Ba or b by Moody’s Investors Service or securities deemed of comparable quality by Seix). Seix uses an investment approach that employs a targeted universe, in-depth company research, active but constrained industry weightings, and what it believes to be optimal security structures.

Security selection is the key component of this process. Seix undertakes rigorous credit research and analysis in an effort to identify value opportunities, and Seix analysts and portfolio managers continuously monitor individual issuers as well as the industries in which the Fund may invest. Seix establishes return expectations and sell targets for each issuer in which Seix invests assets of the Fund.

THE FUND’S INVESTMENTS IN POLICIES

The Fund has retained AllFinancial to provide certain non-discretionary advisory, administrative and oversight services with respect to the Fixed Income Opportunities Fund’s investments in Policies. The Fund may invest in Policies directly or through the Irish Subsidiary. The Irish Subsidiary is advised by the Adviser. The Policies may include whole, universal, variable universal, term and survivorship Policies. The Fund will not invest in Policies resulting from stranger-originated life insurance (STOLI) transactions (transactions in which an investor induces a senior citizen to take out a life insurance policy, not for the purpose of protecting his or her family, but for the purpose of transferring the policy to the investor for a financial benefit). The Fund’s investments in Policies consist primarily of Policies issued by insurance companies rated B+ or better for financial stability by AMBEST and/or BB+ or better by Standard & Poor’s (or a rating of similar quality or better by a different nationally recognized statistical ratings organization). Before the Fund invests in any Policy, AllFinancial performs a due diligence review of the insured owner of the Policy and recommends to the Adviser that the Fund invest in the Policy. AllFinancial generally expects to recommend only Policies issued by U.S. life insurance companies and for which the insured is over the age of 65. The Fund will not purchase Policies directly from insureds. The Fund will not invest in Policies covering an insured who has a terminal illness and is expected to die within two years. The life expectancies of the insureds covered by the Policies held by the Fund are expected to range from one to eleven years and the weighted average life expectancy of the insureds is not expected to exceed five years. The Fund is required to make ongoing premium payments for Policies in which it invests and may set aside a portion of its net assets to be used to make future policy premium payments.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

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more about the funds’ risks

PRINCIPAL RISKS OF THE FUNDS

Set forth below is more information about certain of the principal risks that apply to the Funds:

Bank Loans (Intermediate Fixed Income Fund and Fixed Income Opportunities Fund) – Fixed income assets, including bank loans, pay fixed, variable or floating rates of interest. The value of such assets will change in response to fluctuations in market spreads and interest rates. In particular, a decline in the level of LIBOR or any other applicable floating rate index could reduce the interest payments that a Fund receives with respect to such investments. In addition, the value of certain fixed-income assets can decrease in response to changes or perceptions of changes in issuers’ creditworthiness, foreign exchange rates, political stability or soundness of economic policies, among other considerations.

The purchase and sale of bank loans are subject to the terms and conditions of the underlying credit agreements, which may substantially limit the number of purchasers that may be eligible to purchase such bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result of these limitations, bank loans may have relatively less liquidity than other types of fixed income assets, and a Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments. Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Thus, transactions in loan instruments may take longer than seven days to settle. This could pose a liquidity risk to the Fund and, if the Fund’s exposure to such investments is substantial, could impair the Fund’s ability to meet shareholder redemptions in a timely manner.

California Risk Factors (California Tax Exempt Bond Fund) – The Fund may be subject to greater risks than other tax exempt funds that are diversified across issuers located in a number of states. Because the Fund concentrates its investments in California municipal securities, it is vulnerable to economic, political or other developments that may lessen the ability of California municipal securities issuers to pay interest and principal on their securities. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of California municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of California municipal issuers may also reduce the value of the holdings of the Fund. California municipal securities issuers rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on their securities. In addition, although one of the goals of the Fund is to provide income exempt from federal and California state personal income taxes, some of the Fund’s income is expected to be subject to the AMT.

Closed-End Funds (Fixed Income Opportunities Fund) – Unlike conventional mutual funds which continually offer new shares for sale to the investing public, CEFs are exchange-traded and issue only a limited number of shares. CEFs may trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. In addition, CEFs may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, CEFs are allowed to invest in a greater amount of illiquid securities than mutual funds, and CEFs may employ leverage to a greater extent than mutual funds. Investing in CEFs involves duplication of advisory fees and certain other expenses, and the Fund will pay brokerage commissions in connection with the purchase and sale of shares of CEFs. Further, the Fund is subject to the effects of the business and regulatory developments that affect CEFs and the investment company industry generally.

Collateralized Loan Obligations (Fixed Income Opportunities Fund) – CLO securities are subject to credit, liquidity, prepayment and interest rate risks. Adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the related issuer or obligor to make payments of principal or interest. Such investments may be speculative. In addition, as a holder of CLO securities, the Fund will have limited remedies available upon the default of the CLO. CLOs may invest in concentrated portfolios of assets. The concentration of an underlying portfolio in any one obligor or industry would subject the related CLO securities to a greater degree of risk with respect to defaults by such obligor or to economic downturns relating to such industry.

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CLO securities may be illiquid and dealer marks may not represent prices where assets can actually be purchased or sold in the market from time to time. Accordingly, the mark-to-market value of CLOs may be volatile. The value of the CLO securities owned by the Fund generally will fluctuate with, among other things, the financial condition of the obligors or issuers of the underlying portfolio of assets of the related CLO (“CLO Collateral”), general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry and changes in prevailing interest rates. Holders of CLO securities must rely solely on distributions on the CLO Collateral or proceeds thereof for payment. If distributions on the CLO Collateral are insufficient to make payments on the CLO securities, no other assets will be available for payment of the deficiency and following realization of the CLO securities, the obligations of such issuer to pay such deficiency generally will be extinguished.

Issuers of CLO securities may acquire interests in loans and other debt obligations by way of sale, assignment or participation. The purchaser of an assignment typically becomes a lender under the credit agreement with respect to the loan or debt obligation; however, its rights can be more restricted than those of the assigning institution. In purchasing participations, an issuer of CLO securities will usually have a contractual relationship only with the selling institution, and not the borrower. The CLO generally will have neither the right to directly enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, nor have the right to object to certain changes to the loan agreement agreed to by the selling institution. The CLO may not directly benefit from the collateral supporting the related loan and may be subject to any rights of set-off the borrower has against the selling institution. In addition, in the event of the insolvency of the selling institution, the CLO may be treated as a general creditor of such selling institution. Consequently, the CLO may be subject to the credit risk of the selling institution as well as of the borrower.

Conflicts of Interest (All Funds) – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than those related to managing the Funds. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Funds and their shareholders. Certain actual and potential conflicts are described below. Other conflicts may arise from time to time.

The Adviser and the Funds have adopted practices, policies and procedures that are intended to identify, manage and, when possible, mitigate conflicts of interest. There is no assurance, however, that these practices, policies and procedures will be effective.

The Adviser and its affiliates manage other funds and accounts that have investment objectives similar to those of the Funds and/or engage in transactions in the same types of securities and instruments as the Funds. Such transactions could affect the prices and availability of the securities and instruments in which a Fund invests, and could have an adverse impact on the Fund’s performance. These other funds and accounts may buy or sell positions while a Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund. A position taken by the Adviser or its affiliates, on behalf of one or more other funds or accounts, may be contrary to a position taken on behalf of a Fund or may be adverse to a company or issuer in which the Fund has invested. The results of the investment activities of a Fund may differ significantly from the results achieved for other funds or accounts.

A significant percentage of a Fund’s shares may be owned or controlled by the Adviser, its affiliates and/or other accounts advised by the Adviser. Accordingly, a Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect a Fund’s net asset value, performance and ability to meet shareholder redemption requests and could cause a Fund to purchase or sell securities at a time when it would not normally do so. In addition, large-scale outflows could result in a Fund’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Fund’s expense ratio. The Adviser, in advising other accounts, is subject to potential conflicts of interest in selecting shares of Funds for redemption and in deciding whether and when to redeem such shares. Further, in most cases, the Adviser has proxy voting discretion with respect to Fund shares held in other accounts it advises. The Adviser faces conflicts of interest in voting proxies on behalf of such other accounts, and has adopted policies and procedures designed to mitigate those conflicts.

The Adviser may have a financial incentive to implement or not implement certain changes to the Funds. For example, the Adviser may, from time to time, recommend a change in sub-adviser. The Adviser may benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee.

The Adviser, its affiliates and other financial service providers have conflicts associated with their promotion of the Funds or other dealings with the Funds that would create incentives for them to promote the Funds. The Adviser and/or its affiliates make revenue sharing payments to brokers and other financial intermediaries to promote the distribution of the Funds. The Adviser and its affiliates will benefit from increased assets under management.

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The Adviser and/or its affiliates have existing and may have other future business dealings or arrangements with current or proposed sub-advisers, or other fund service providers (or their affiliates) recommended by the Adviser. Such other business dealings or arrangements present conflicts of interest. For example, the Adviser may have an incentive to hire as a sub-adviser or other service provider an entity with which the Adviser or one or more of its affiliates have, or would like to have, significant or other business dealings or arrangements, and the Adviser may have a disincentive to recommend the termination of such a sub-adviser or service provider.

The range of activities, services and interests of a sub-adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage a Fund and its shareholders.

A further discussion of conflicts of interest appears in the SAI. These discussions are not, and are not intended to be, a complete enumeration or description of all the actual and potential conflicts that may arise.

Convertible Securities (Short Term Emerging Markets Debt Fund) – Convertible securities are subject to risks associated with both fixed income and equity securities. When the underlying common stock falls in value, the market price of the convertible security may be more influenced by the security’s yield and fixed income characteristics. When the underlying common stock rises in value, the market price may be more influenced by the equity conversion features. Since the convertible security derives its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Convertible securities tend to be subordinate to other debt securities issued by the same issuer. Also, issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities generally provide yields higher than the underlying stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit (Government Money Fund) – The Government Money Fund invests exclusively in securities that are rated, when the Fund buys them, in the highest short-term rating category, or if unrated, are of comparable quality in the Adviser’s opinion. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by a Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the Fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded (which could happen rapidly), or the credit quality or value of any underlying assets declines, and the value of your investment in the Fund could decline significantly, particularly in certain market environments. If a Fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the Fund will be subject to the credit risk presented by the counterparty.

Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if the portfolio managers believe that an obligor of such a security may have difficulty meeting its obligations, the Fund may obtain a new or restructured security or underlying assets. In that case, the Fund may become the holder of securities or assets that it could not otherwise purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the Fund may incur expenses and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty. Any of these events may cause you to lose money.

If, after purchase, the credit rating on a security is downgraded by one or more rating agencies or the credit quality deteriorates, the Adviser or the Board of Trustees (where required by applicable regulations) will decide whether the security should be held or sold.

Credit Enhancement (California Tax Exempt Bond Fund and Muni High Income Fund) – The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

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Cybersecurity Risk (All Funds) – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Funds, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset values, and prevent shareholders from redeeming their shares. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Defensive Investments (All Funds) – The securities in which each Fund invests, and the strategies described in this Prospectus, are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, a Fund may invest up to 100% of its assets in cash or cash equivalents, which would not ordinarily be consistent with the Fund’s investment goals. No Fund is required or expected to take such a defensive posture. But if used, such a stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions.

Derivatives (Short Term Emerging Markets Debt Fund) – Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Forward contracts are one of the major types of derivatives. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk (such as documentation issues and settlement issues) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract). Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

The Fund may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the sub-adviser would otherwise recommend, to the possible detriment of the Fund.

The SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Fund. If the proposed rule takes effect, it could limit the ability of the Fund to invest in derivatives.

Emerging Market Securities (Corporate Bond Fund, Fixed Income Opportunities Fund and Short Term Emerging Markets Debt Fund) – Investments in emerging market countries are subject to all of the risks of foreign investing generally and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks may include:

●	Less social, political and economic stability;

●	Smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility;

●	Unpredictable changes in national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;

●	Less transparent and established taxation policies;

●	Less developed regulatory or legal structures governing private and foreign investments, and limited rights and legal remedies available to foreign investors;

●	Less familiarity with a capital market structure or market-oriented economy;

●	Risk of market manipulation, corruption, and fraud;

●	Less publicly available information about issuers in emerging markets than is available about issuers in more developed capital markets;

●

Inadequate, limited and untimely financial reporting, as issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject;

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●	Less financial sophistication, creditworthiness, and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;

●	Insolvency of local banking systems due to concentrated debtor risk, imprudent lending, the effect of inefficiency and fraud in bank transfers and other systemic risks;

●	Less developed local banking infrastructure and limited reliable access to capital;

●	Risk of government seizure of assets;

●	Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States;

●	Greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;

●	Higher rates of inflation and more rapid and extreme fluctuations in inflation rates;

●	Greater sensitivity to interest rate changes;

●	Increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;

●	Greater debt burdens relative to the size of the economy;

●	More delays in settling portfolio transactions and heightened risk of loss from shareholder registration and custody practices;

●	Less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries; and

●

Trade embargoes, sanctions and other restrictions may, from time to time, be imposed by international bodies (for example, the United Nations) or sovereign states (for example, the United States) or their agencies on investments held or to be held by the Fund resulting in an investment or cash flows relating to an investment being frozen or otherwise suspended or restricted.

Any of the above factors may adversely affect a Fund’s performance or the Fund’s ability to pursue its investment objective. In addition, there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States issued an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Communist Chinese military companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Adviser or a sub-adviser otherwise believes is attractive, the Fund may incur losses.

ETFs (Fixed Income Opportunities Fund) – Investing in an ETF will provide a Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. Investments in ETFs are subject to market risk and liquidity risk. In addition, an ETF may not replicate exactly the performance of the benchmark index or indices it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index or indices with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. Further, the Fund is subject to the effects of the business and regulatory developments that affect ETFs and the investment company industry generally.

Extension (Government Bond Fund, Corporate Bond Fund, Intermediate Fixed Income Fund and Fixed Income Opportunities Fund) – Rising interest rates can cause the average maturity of a Fund’s holdings of mortgage-backed, asset-backed or other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of a Fund to rising rates and the potential for price declines of portfolio securities. Extending the average life of a mortgage-backed or other pass-through security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed, asset-backed and other pass-through securities may be less effective than other types of U.S. Government securities as a means of “locking in” interest rates.

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Financial Services Firms (Fixed Income Opportunities Fund) – Financial institutions are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial institutions. Financial services firms, like banks, depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance lending and other operations. As a result, these firms generally are sensitive to changes in money market and general economic conditions. For instance, when a bank’s borrowers experience financial difficulties, their failure to repay the bank will adversely affect the bank’s financial situation. Financial services firms are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

Foreign Currency Risk (Fixed Income Opportunities Fund and Short Term Emerging Markets Debt Fund) – The Fund’s direct or indirect investments in securities denominated in foreign currencies are subject to currency risk, which means that the value of those securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. The Fund may invest in foreign currencies to hedge against the risks of variation in currency exchange rates relative to the U.S. dollar. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the ability of the Adviser to predict movements in exchange rates. The Fund may be unable or may choose not to hedge its foreign currency exposure. Some countries in which the Fund may directly or indirectly invest may have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments.

Foreign Securities (Corporate Bond Fund, Fixed Income Opportunities Fund and Short Term Emerging Markets Debt Fund) – Investments in securities of foreign issuers tend to be more volatile than domestic securities and are subject to risks that are not typically associated with domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, unfavorable political and economic developments, the seizure or nationalization of companies, and the imposition of sanctions, withholding taxes on income, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. Some risks of investing in securities of foreign companies include: (1) unfavorable changes in currency exchange rates, (2) economic and political instability, (3) less publicly available information, (4) less strict auditing and financial reporting requirements, (5) less governmental supervision and regulation of securities markets, (6) higher transaction costs, and (7) greater possibility of not being able to sell securities on a timely basis. Foreign securities may also be less liquid and more difficult to value than domestic securities.

Frontier Market Securities (Fixed Income Opportunities Fund and Short Term Emerging Markets Debt Fund) – Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. These countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. These factors make investing in frontier market countries significantly riskier than in other countries.

Governments of many frontier market countries in which the Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also may be adversely affected by economic conditions in the countries with which they trade.

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There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly.

Government-Sponsored Entities (Government Money Fund and Government Bond Fund) – The Funds may invest in securities issued by government-sponsored entities consisting principally of Fannie Mae, FHLB, Freddie Mac and Ginnie Mae, which securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. Fannie Mae guarantees full and timely payment of all interest and principal of its pass-through securities, and Freddie Mac guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. Similarly, FHLB securities are not backed by the U.S. Government. The principal and interest on Ginnie Mae pass-through securities are guaranteed by Ginnie Mae and backed by the full faith and credit of the U.S. Government. To meet its obligations under a guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

High Yield (“Junk”) Bonds (Muni High Income Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund and Short Term Emerging Markets Debt Fund) – High yield bonds involve greater risks of default or downgrade, are more volatile than investment grade securities and are considered speculative by the major credit rating agencies. High yield bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns, which may result in a weakened capacity of the issuer to make principal or interest payments. High yield bonds are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security, and could result in losses for the Fund. High yield bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions. The Muni High Income Fund, Intermediate Fixed Income Fund and Fixed Income Opportunities Fund may invest in unrated securities. There is no lower limit on the ratings of high yield securities that may be purchased or held by an underlying fund. Lower rated securities and unrated equivalents are speculative and may be in default.

Interest Rate Risk of Preferred Stock (Short Term Emerging Markets Debt Fund) – Like fixed income securities, preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

Interest Rates (Government Money Fund) – The Government Money Fund’s yield is affected by short-term interest rate changes. When rates decline, the Government Money Fund’s yield will typically fall, but less quickly than prevailing market rates. When rates increase, the Government Money Fund’s yield will typically rise, but not as quickly as market rates. The Fund’s expenses could absorb all or a significant portion of the Fund’s income, and, if the Fund’s expenses exceed the Fund’s income, the Fund may be unable to maintain its $1.00 share price. In addition, during periods when interest rates are low or there are negative interest rates, the Fund’s yield also may be low or the Fund may be unable to maintain a positive yield or a stable net asset value of $1.00 per share. From time to time, the Adviser and its affiliates may reimburse or otherwise reduce the Fund’s expenses or may waive a portion of its management fee in an effort to maintain a positive yield and a net asset value of $1.00 per share, but there can be no guarantee that such efforts will be successful. Any such expense reimbursements, reductions or waivers are voluntary and temporary and may be terminated by the Adviser or its affiliates at any time without notice. The recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the Fund’s yield. Under these new regulations, the Fund may be required to maintain greater liquidity based on characteristics and anticipated liquidity needs of its shareholders and the Fund may have a lower yield than money market funds with a different shareholder base. In addition, future regulations may also have a negative effect on the Fund’s yield.

Interest and Credit Risk (Bond Funds) – The value of fixed income securities will fall if interest rates rise. Fixed income securities with longer maturities generally entail greater risk than those with shorter maturities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring a Fund to replace a particular loan with another, lower-yield security. The senior loans in which a Fund invests have floating or adjustable interest rates. For this reason, the values of senior loans may fluctuate less than the value of fixed-rate debt securities. However, the interest rate of some senior loans adjust only periodically. Between the times that interest rates on senior loans adjust, the interest rates on those senior loans may not correlate to prevailing interest rates. This will affect the value of the loans and may cause the net asset values of a Fund’s shares to fluctuate.

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In addition to interest rate risk, changes in the creditworthiness of an issuer of fixed income securities and the market’s perception of that issuer’s ability to repay principal and interest when due can also affect the value of fixed income securities held by a Fund. Credit risk relates to the ability of the borrower that has entered into a senior loan or the issuer of a debt security to make interest and principal payments on the loan or security as they become due. If the borrower or issuer fails to meet its obligations (e.g., to pay principal and interest when due) the net asset value of a Fund’s shares might be reduced. A downgrade in an issuer’s credit rating or other adverse news about an issuer can reduce the value of that issuer’s securities. A Fund’s investments in senior loans and other debt securities, particularly those below investment grade, are subject to risks of default. Where instruments held by a Fund are collateralized, the underlying lenders may have difficulty liquidating the collateral or enforcing their rights under the terms of the loan agreement and related documents if a borrower defaults or collateral may be insufficient or set aside by a court. The Funds are also exposed to credit risk to the extent they use over-the-counter derivatives (such as swap contracts) or they engage to a significant extent in the lending of Fund securities or the use of repurchase agreements.

Investment through Irish Subsidiary (Fixed Income Opportunities Fund) – The Fund may invest in Policies by investing in the Irish Subsidiary, which is a wholly-owned subsidiary of the Fund organized under the laws of Ireland. The Irish Subsidiary is not an investment company registered under the 1940 Act and, unless otherwise noted in this Prospectus and the SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or Ireland could affect the ability of the Fund and/or the Irish Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund and its shareholders. The Irish Subsidiary (unlike the Fund) may invest an unlimited portion of its net assets in Policies. However, the Irish Subsidiary otherwise is subject to the Fund’s investment restrictions and other policies. The Irish Subsidiary also may invest in other instruments, including fixed income securities, cash and cash equivalents and U.S. Government securities. To the extent that the Fund invests in the Irish Subsidiary, it will be indirectly exposed to the risks associated with the Irish Subsidiary’s investments, which are discussed elsewhere in this Prospectus and the SAI.

Investment Style (U.S. Core Equity Fund) – A core equity style is primarily used to select investments for the U.S. Core Equity Fund. This style may fall out of favor, may underperform other styles and may increase the volatility of the Fund’s share price.

Issuer Risk (Government Bond Fund, Corporate Bond Fund, Intermediate Fixed Income Fund, Short Term Emerging Markets Debt Fund and Fixed Income Opportunities Fund) – A Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time. The Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer. Additionally, the value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods or services, the historical and prospective earnings of the issuer, and the value of the issuer’s assets.

LIBOR Risk (Corporate Bond Fund, California Tax Exempt Bond Fund, Muni High Income Fund, Intermediate Fixed Income Fund, Short Term Emerging Markets Debt Fund and Fixed Income Opportunities Fund) – Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate. LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time, although it is possible that all or a part of the phase out may be delayed. Various financial industry groups have begun planning for that transition, whether through market wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is ongoing, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the completion of the phase out. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. Any of the aforementioned factors may adversely affect the Fund’s performance or NAV.

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Life Insurance Policies (Fixed Income Opportunities Fund) – The Fund may invest in beneficial interests in Policies. The Policy owner transfers his or her Policy at a discount to its face value (the amount that is payable upon the death of the insured) in return for an immediate cash settlement. The ultimate purchaser of the Policy (in this case, the Fund) is responsible for premiums payable on the Policy and is entitled to receive the full face value from the insurance company upon the death of the insured. If the Fund is unable to make premium payments on a Policy due to liquidity issues or for any other reason, the Policy will lapse and the Fund will lose its ownership interest in the Policy.

There is currently no established secondary market for Policies, and the Policies are not considered liquid investments by the Fund. If the Fund must sell Policies to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss. In addition, market quotations will not be readily available for the Policies in which the Fund invests and the Policies will be priced using a fair value methodology adopted by the Trust’s Board. Many factors may influence the price at which the Fund could sell a Policy and the sales price the Fund could receive for a Policy may differ from the Trust’s valuation of the Policy. Valuing assets using fair value methodologies involves greater reliance on judgment than valuing assets based on market quotations. Among other things, incomplete or inaccurate information regarding an insured can cause the Fund to hold a Policy at a different carrying value than would have been the case had the information been known to the Fund. Privacy laws may also limit the information available about insureds. The Fund obtains life expectancy information from third party life expectancy evaluation firms; however, the life expectancies are only estimates based upon available medical and actuarial data, and no one can predict with certainty when a particular insured will die. The longer the insured lives, the lower the Fund’s rate of return on the related Policy will be. Unanticipated delays in the collection of a substantial number of Policies caused by underestimating an insured’s life expectancy could have a material adverse effect on the Fund.

An insurer may be unable or refuse to pay benefits on a Policy. Although the Fund intends to only purchase Policies for which the applicable contestability period has expired, it is possible that a Policy may be subject to contest by the issuing life insurance company or the insured’s heirs. A Policy is a liability of the issuing life insurance company, and if the life insurance company goes out of business, sufficient funds may not be available to pay that liability. Credit ratings of insurance companies are not a guarantee of quality or a warranty, nor are they a recommendation by the rating agency to buy, sell or hold any financial obligations of such companies.

While the market for Policies has experienced substantial growth, there can be no certainty that this market will remain active and a decrease in the market may result in difficulty purchasing or selling Policies at desired prices and in desired quantities. The market for Policies may also be subject to new government regulation that may impact the Fund’s ability to purchase or sell Policies.

Liquidity (Muni High Income Fund, Intermediate Fixed Income Fund, Short Term Emerging Markets Debt Fund and Fixed Income Opportunities Fund) – Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, which may prevent a Fund from selling particular securities at the price at which the Fund values them. The market for less liquid and illiquid securities is more volatile than the market for liquid securities and it may be more difficult to obtain accurate valuations for a Fund’s less liquid and illiquid investments. Some senior loans are not as easily purchased or sold as publicly-traded securities due to restrictions on transfers in loan agreements and the nature of the private syndication of senior loans. As a result, some senior loans may be illiquid, which means that a Fund’s ability to sell such instruments at an acceptable price may be limited when it wants to do so in order to generate cash or avoid losses. Highly leveraged senior loans (or senior loans in default) also may be less liquid than other senior loans. If a Fund voluntarily or involuntarily sold those types of senior loans, it might not receive the full value it expected.

There is currently no established secondary market for the Policies in which the Fixed Income Opportunities Fund invests, and the Policies are not considered liquid investments by the Fund. If the Fund must sell Policies to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Although most of the Muni High Income Fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Muni High Income Fund holds illiquid investments, its portfolio may be hard to value, especially in changing markets. If the Muni High Income Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Muni High Income Fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. To the extent the Muni High Income Fund holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.

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Management (All Funds) – A Fund’s performance depends on the Adviser’s (and sub-adviser’s, as applicable) skill in making appropriate investments. The Fund is also subject to the risk that the methods and analyses, including models, tools and data, employed by the Adviser or sub-adviser in this process may be flawed or incorrect and may not work as intended or produce the desired results. As a result, the Fund could lose value or it may underperform markets in which it invests or similar funds.

Recent Market Events (All Funds) – An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) has resulted in a global pandemic and has caused major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced and may continue to experience particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; restricted travel; and caused general concern and uncertainty. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Health crises caused by outbreaks, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, and economic risks. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the United States. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The COVID-19 pandemic could continue to adversely affect the value and liquidity of a Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers. Other market events like the COVID-19 outbreak may cause similar disruptions and effects.

Market Risk (All Funds) – The market price of a security may move up and down, sometimes rapidly and unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political factors, adverse investor sentiment, or local, regional or global events such as epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The value of a Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets.

Market Risk of Equity Securities (Fixed Income Opportunities Fund and Equity Funds) – By investing directly or indirectly in stocks, a Fund may expose you to a sudden decline in a holding’s share price or an overall decline in the stock market. In addition, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company’s common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) to those of preferred stockholders, bondholders and other creditors of the issuer. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein). Each Fund is also subject to the risk that its principal equity market segment may underperform other equity market segments or the market as a whole.

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Market Risk of Fixed Income Securities (Government Money Fund and Bond Funds) – By investing directly or indirectly in fixed income securities, a Fund may expose you to declines in a holding’s value. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring a Fund to replace a particular loan or bond with another, lower-yield security.

Municipal Securities (Corporate Bond Fund, California Tax Exempt Bond Fund, Muni High Income Fund and Intermediate Fixed Income Fund) – U.S. state and local governments issuing municipal securities held by the Funds rely on revenues including taxes and revenues from public and private projects to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations.

No Guarantees (Government Money Fund) – An investment in the Government Money Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Although the Government Money Fund seeks to preserve the value of your investment at an NAV of $1.00, it is possible to lose money by investing in the Government Money Fund. Additionally, you should be aware that a very small number of money market funds in other fund complexes have in the past “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should be aware that the Adviser and its affiliates are under no obligation to provide financial support to the Fund or take other measures to ensure that you receive $1.00 per share for your investment in the Fund. You should not invest in the Fund with the expectation that any such action will be taken. You should also be aware that the Adviser and its affiliates have from time to time voluntarily waived, and as of the date of this Prospectus are continuing to waive, fees in order to support the Government Money Fund’s yields, but are under no obligation to continue to do so, and may terminate any such waivers at any time.

Non-Diversification (California Tax Exempt Bond Fund) – The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. In addition, the Fund will be more susceptible to factors which adversely affect issuers of California obligations than a mutual fund which does not have as great a concentration in California municipal securities.

Prepayments (Government Bond Fund, Corporate Bond Fund, Muni High Income Fund, Intermediate Fixed Income Fund and Fixed Income Opportunities Fund) – The principal of the loans underlying mortgage-backed, asset-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Fund may exhibit price characteristics of longer-term debt securities.

Private Activity Bonds (Muni High Income Fund) – Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Rating Agencies (Bond Funds) – Credit ratings are issued by rating agencies, which are private entities that provide ratings of the credit quality of debt obligations. A credit rating is not an absolute standard of quality, but rather a general indication that reflects only the view of the originating rating agency from which an explanation of the significance of its ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the liquidity or market price of the securities in which a Fund invests. Many credit rating agencies, including the largest agencies, are often compensated by the issuers of the securities they rate. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating, as the credit rating agency may be influenced to determine a more favorable rating than warranted to retain the issuer as a client and to obtain new issuer clients.

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Real Estate Investment Trust (“REIT”) Risk (Dividend & Income Fund) – Investments in REITs will subject the Fund to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs are subject to legislative or regulatory changes, adverse market conditions and increased competition. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Qualification as a REIT under the Code in any particular year involves a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be treated as REITs for U.S. federal income tax purposes will qualify for such treatment. If an entity that intends to qualify as a REIT were to fail to qualify, it would be subject to a corporate level tax, it would not be entitled to a deduction for dividends paid to its shareholders and any distributions by the entity of long-term capital gains would not be treated as long-term capital gains by the entity’s shareholders. If the Fund were to invest in such an entity, the entity’s failure to qualify could drastically reduce the Fund’s yield on that investment.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. The Fund’s investments in REITs may include an additional risk to shareholders in that some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero, which will increase the gain or decrease the loss recognized by the Fund on a disposition of the REIT investment. To the extent return-of-capital distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain in an amount equal to that excess.

Redemptions (All Funds) – Each Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could cause the remaining shareholders in the Fund to lose money. Further, if one decision maker has control of Fund shares owned by separate Fund shareholders, the decision maker may cause redemptions by those shareholders, which may further increase the Fund’s redemption risk. In addition, the Fund may suspend redemptions when permitted by applicable regulations. If the Government Money Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the Fund’s ability to maintain a stable $1.00 share price may be affected.

Reinsurance Investments (Fixed Income Opportunities Fund) – The return on reinsurance investments is contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. There is inherent uncertainty as to whether, when or where natural events will occur. If a trigger event involves losses or other metrics exceeding a specific magnitude specified in the relevant reinsurance instrument, the fund may lose a portion or all of its investment. The reinsurance market is highly cyclical, with coverage being written at the beginning of the year and midyear for coverage for the following 12 months. The pricing of reinsurance is also highly cyclical as premiums for reinsurance coverage are driven, in large part, by insurers’ recent loss experience. The fund’s reinsurance investments are expected to be illiquid. Certain reinsurance investments may be difficult to value.

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ILWs are exposed to catastrophic risks that can lead to binary performance of individual transactions. The probability of the occurrence of events that trigger payouts with respect to ILWs may be difficult to predict. The performance of ILWs depends on determination of industry losses by a recognized third-party assessor. This dependency may cause substantial delays in either releasing the ILW collateral and premium funds to the Fund or paying it to the reinsured party, because the third-party assessor may require time to issue its findings of industry losses. Such delays are typically between one to six months but, in unusual circumstances, may extend up to 36 months. Contracts for ILWs typically contain clauses that allow collateral release upon review of certain loss thresholds relative to certain time intervals—the “loss development period.” The Adviser anticipates that the majority of the ILWs in which the Fund will have exposure will be structured so as to release collateral either at the defined date of estimation, assuming no losses or within a 24-month loss development period. The Adviser will seek to gain exposure to ILW commitments structured to limit any conditional lock-up period to the extent commercially reasonable, but there can be no assurance such conditional lock-up period will coincide with the intended duration of the Fund’s investment. It is not expected that any delay will have a material impact on the Fund’s ability to make required distributions in order to qualify as a regulated investment company.

Catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of a catastrophe bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the Fund may lose a portion or all of its accrued interest and/or principal invested in such security. Because catastrophe bonds cover “catastrophic” events that, if they occur, will result in significant losses, catastrophe bonds carry a high degree of risk of loss and carry risk similar to “high yield” or “junk” bonds. The rating of a catastrophe bond, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to the Fund. In addition to the specified trigger events, catastrophe bonds may expose the Fund to certain non-principal risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Repurchase Agreements (Government Money Fund) – The Fund invests in repurchase agreements. Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. Under all repurchase agreements entered into by a Fund, the Fund’s custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the U.S. Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor.

Risk of Increased Expenses (Short Term Emerging Markets Debt Fund) – Although the Adviser has agreed to limit certain of the Fund’s annual total operating expenses to 1.00% of the Fund’s average daily net assets for the life of the Fund, the expense cap excludes any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, and the Adviser is permitted to seek reimbursement from the Fund for fees waived or payments made to the Fund pursuant to the expense cap, subject to certain limitations. Because the Fund closed to additional investments after January 10, 2020, and the Fund intends to distribute recognized income and return of capital to shareholders over the approximate 2 ½ year life of the Fund, the Fund’s total expense rate will likely increase as the Fund’s assets decrease over time.

Sector Exposure (Equity Funds) – Each Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy. To the extent a Fund’s assets are invested in a sector of the economy, the Fund will be subject to market and economic factors affecting companies in that sector.

Small- and Medium-Capitalization (Mid-Cap) Companies (Equity Funds) – Investing in securities of small- and mid-capitalization companies involves greater risk than investing in larger companies, because smaller companies may be subject to more abrupt or erratic share price changes than larger companies. Smaller companies typically have more limited product lines, markets, or financial resources than larger companies, and their management may be dependent on a limited number of key individuals. Small companies may have limited market liquidity, and their prices may be more volatile. These risks are greater when investing in the securities of newer small companies. As a result, small company stocks, and therefore a Fund, may fluctuate significantly more in value than will larger company stocks and mutual funds that focus on them.

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Special Situation Investments (Short Term Emerging Markets Debt Fund) – Investments in the securities of distressed issuers (“Special Situation Investments”) involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trade at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full.

Sub-Adviser Allocation (Fixed Income Opportunities Fund) – The Adviser divides the Fund’s investment portfolio into various “sleeves,” each of which is managed by one of the Fund’s sub-advisers. From time to time, the Adviser adjusts the size of these sleeves based on a variety of factors, including the sleeves’ relative performance. Accordingly, the Fund’s performance is affected by the Adviser’s decisions concerning how much of the Fund’s portfolio it allocates for management by each of the Fund’s sub-advisers or to retain for management by the Adviser.

Tax Matters (Fixed Income Opportunities Fund and Short Term Emerging Markets Debt Fund) – To qualify for treatment as a RIC under the Code, a Fund must meet certain requirements regarding the composition of its income, the diversification of its assets, and the amounts of its distributions. If a Fund were to fail to meet any of these requirements, the Fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at the regular corporate rate (without any deduction for distributions to shareholders). When distributed, that income would generally be taxable to shareholders as ordinary dividend income to the extent attributable to the Fund’s earnings and profits. If a Fund were to fail to qualify as a RIC, shareholders of the Fund could realize significantly diminished returns from their investments in the Fund. In the alternative, a Fund might be able to preserve its RIC qualification under those circumstances by meeting certain conditions, which might subject the Fund to certain additional taxes. The remaining disclosure in this “Tax Matters” section relates only to the Fixed Income Opportunities Fund.

Any income the Fund derives from direct investments in Policies may be considered non-qualifying income and must be limited, along with investments in any other non-qualifying sources, to a maximum of 10% of the Fund’s gross income in any fiscal year. In addition, the Fund may invest in Policies through the Irish Subsidiary. The Irish Subsidiary is a CFC for U.S. federal income tax purposes. The Fund has obtained an opinion of counsel, based on representations from the Fund and the Irish Subsidiary, that actual distributions made to the Fund by the Irish Subsidiary will, more likely than not, be treated as qualifying income. As a result, either of direct investments in Policies or of investments through the Irish Subsidiary, the Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular fiscal year at levels sufficient to limit its non-qualifying income to 10% of the Fund’s gross income, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. If the Fund fails to meet the 10% requirement, the Fund may be subject to the federal income tax consequences described in the preceding paragraph.

Alternatively, if the Fund fails to meet the 10% requirement, the Fund may be able to pay a tax equal to the amount of the non-qualifying income to the extent it exceeds one-ninth of the Fund’s qualifying income.

Under current IRS guidance, Policy proceeds paid by a U.S. insurance company to a foreign corporation, such as the Irish Subsidiary, are generally subject to U.S. federal income tax withholding at a 30% rate. The Irish Subsidiary intends to qualify for benefits under the U.S.-Ireland tax treaty which would include an exemption from such withholding. There is a risk, however, that a U.S. insurance company issuer may not respect the claimed treaty benefits and may withhold the 30% tax on the proceeds paid to the Irish Subsidiary. In such a case, the Irish Subsidiary may be able to obtain a refund from the IRS.

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Provided the Irish Subsidiary qualifies as an Irish tax resident, it intends to take the position that it is entitled to the benefits of Section 110 of the Irish Taxes Consolidation Act 1997 (as amended) (“Section 110”). Companies qualifying under Section 110 are subject to Irish corporation tax at rate of 25% on its taxable profits, which are calculated under trading tax principles. Furthermore, there is no requirement in the legislation for such a company to earn a certain level of taxable profits. Consequently, the Irish Subsidiary has been established with the intention of having minimal taxable profits through the use of a profit participating note (“Note”) held by the Fund. Subject to certain conditions being satisfied, any interest paid on the Note to the Fund should be tax deductible in calculating the Irish taxable profits of the Irish Subsidiary. In general, Irish income tax at the standard rate of 20% is required to be withheld from payments of Irish source interest. Provided the Fund is a resident of the United States for U.S. taxation purposes then no Irish withholding tax is expected to arise on payments of interest on the Note held by the Fund. If the Irish Subsidiary does not satisfy the conditions to benefit under Section 110 then this will have material adverse tax consequences. In particular interest payable/paid on the Note will not be tax deductible.

As part of its anti-tax avoidance package the European Commission published a draft Anti-Tax Avoidance Directive on January 28, 2016, which was formally adopted by the EC Council on July 12, 2016, in Council Directive (EU) 2016/1164 (the “ATAD I”). ATAD I must be implemented by each Member State by 2019, subject to derogations for Member States which have equivalent measures in their domestic law. Ireland had notified the EU Commission of its intention to rely on this derogation with respect to the interest limitations rule (see below) meaning that the provisions of ATAD I on interest deductibility could have been deferred in the case of Ireland until January 1, 2024. However, the European Commission has informed Ireland that it considers that Ireland’s national rules are not “equally effective” and therefore the postponement of ATAD 1 until January 1, 2024, is not justified. The Irish Department of Finance has already held a public consultation on the implementation of the interest limitation rules and it is expected that a further public consultation document will be issued in the first half of 2021, with the intention of transposing ATAD 1 into Irish law to take effect on January 1, 2022.

Among the measures contained in ATAD I is an interest deductibility limitation rule similar to the recommendation contained in the Base Erosion and Profit Shifting (“BEPS”) Action 4 proposals. The ATAD I provides that interest costs in excess of the higher of (a) EUR 3,000,000 or (b) 30% of an entity’s earnings before interest, tax, depreciation and amortization will not be deductible in the year in which they are incurred but would remain available for carry forward. However, the restriction on interest deductibility would only be in respect of the amount by which the borrowing costs exceed “interest revenues and other equivalent taxable revenues from financial assets.” There is also a carve-out in the ATAD I for financial undertakings, although as currently drafted the Issuer would not be treated as a financial undertaking. There is also the possibility of adopting a “single taxpayer approach.” This concept considers the overall position for a “group” and permits member states to apply the interest limitation rules at a group level rather than at an individual entity level. As Ireland’s approach becomes clearer in 2021, it may be necessary to restructure at the level of the Irish Subsidiary.

On February 21, 2017, the Economic and Financial Affairs Council of the European Union agreed to an amendment to the Anti-Tax Avoidance Directive to provide for minimum standards for counteracting hybrid mismatches involving EU Member States and third countries (“ATAD II”). ATAD II requires EU Member States to delay or deny deduction of payments, expenses or losses or include payments as taxable income, in case of hybrid mismatches. Ireland has passed legislation which has transposed ATAD II into Irish law effective January 1, 2020. While the Note held by the Fund is a hybrid instrument (i.e., treated as debt in Ireland and equity in the United States for tax purposes), it is not expected that ATAD II will restrict the amount of interest paid on the Note which is tax deductible in Ireland, as such interest paid is included in the taxable income of the Fund. As a result, it is not expected that any mismatch arises due to the hybrid nature of the Note.

The tax treatment of the Policies and the Fund’s investments in the Irish Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the Fund’s taxable income or gains and of distributions made by the Fund. Any changes to the U.S.-Ireland tax treaty, U.S. or Ireland law, or the manner in which the treaty and such laws are applied to the Irish Subsidiary or the Fund, may also have an adverse tax effect on the Irish Subsidiary, the Fund and its shareholders.

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Tender Option Bonds (California Tax Exempt Bond Fund) – Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust that also contains a liquidity facility. The trust issues two classes of receipts, one of which is a synthetic variable-rate demand obligation (a floater receipt) and one of which is an inverse-rate long-term obligation. Each obligation represents a proportionate interest in the underlying bonds. In the event of certain defaults or a significant downgrade of the credit rating assigned to the issuer of an underlying bond, the liquidity facility provider may not be obligated to accept tendered floater receipts. In this event, the underlying bonds in the trust are priced for sale in the market and the proceeds are used to repay the floater and inverse receipt holders. If the receipt holders cannot be repaid in full from the sale of the underlying bonds then the bonds will be distributed to the receipt holders on a pro rata basis, in which case the holders would likely incur losses. Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of a fund’s investment limitations. Tender option bonds may be considered derivatives and are subject to the risk thereof.

Underlying Funds (Corporate Bond Fund, California Tax Exempt Bond Fund, Fixed Income Opportunities Fund and Dividend & Income Fund) – A Fund may invest in shares of other investment companies, including open-end investment companies or “mutual funds” and closed-end investment companies. A Fund will bear a pro-rata portion of the operating expenses of any such company. These expenses are in addition to the advisory fee and other expenses that a Fund bears directly in connection with its own operations. Further, a Fund is subject to the effects of the business and regulatory developments that affect these underlying funds and the investment company industry generally.

Volatility Risk (Fixed Income Opportunities Fund and Short Term Emerging Markets Debt Fund) – Because of the speculative nature of the income securities in which the Fund invests, the Fund may fluctuate in price more than other bond and income funds. Income securities may exhibit price fluctuations when there are changes in interest rates, bond yield levels, liquidity, general economic conditions, and factors related to specific issuers in which the Fund invests, among other reasons. The fewer the number of issuers in which the Fund invests, the greater potential volatility of its portfolio.

NON-PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS OF THE FUNDS

The following risks of the Funds referred to below are related to non-principal investment strategies of those Funds. These risks are in addition to the principal risks of the Funds discussed above.

Municipal Securities (Government Money Fund) – U.S. state and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations.

Portfolio Turnover (All Funds) – Each Fund will sell a security when its portfolio managers believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund’s annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, a Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of a Fund share than the transaction cost to achieve it. Increased brokerage costs may adversely affect a Fund’s performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high.

Sector Exposure (All Funds) – From time to time a Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy. To the extent a Fund’s assets are invested in a sector of the economy, the Fund will be subject to market and economic factors affecting companies in that sector.

Tobacco-Free Investments (U.S. Core Equity Fund) – The Fund follows a guideline of restricting investment in securities of tobacco-related companies through the research of MSCI ESG Research. This may reduce the total returns of the Fund during certain periods.

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management of the funds

INVESTMENT ADVISER

The Adviser provides the Funds and the Irish Subsidiary with investment management services. The Adviser’s address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

The Adviser is a registered investment adviser that specializes in investment management for high-net-worth individuals, families and foundations. The Adviser has approximately $45.8 billion in assets under management as of October 31, 2020, and is a wholly-owned subsidiary of City National Bank (“CNB”), a federally chartered commercial bank founded in the early 1950s, which has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 50 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of October 31, 2020, CNB and its affiliates had approximately $81.8 billion in assets under administration, which includes approximately $59.1 billion in assets under management. CNB is a wholly-owned subsidiary of RBC USA Holdco Corporation, which is a wholly-owned indirect subsidiary of Royal Bank of Canada.

Subject to the oversight of the Board of Trustees, the Adviser has complete discretion as to the purchase and sale of investments for the Funds it directly manages, consistent with each such Fund’s investment objective, policies and restrictions.

The Adviser is responsible for the evaluation, selection and monitoring of the sub-advisers of the Short Term Emerging Markets Debt Fund and Fixed Income Opportunities Fund (together, the “Sub-advised Funds”). The Adviser selects sub-advisers based on a variety of factors, including investment style, performance record and the characteristics of each sub-adviser’s typical investments. The assets of the Fixed Income Opportunities Fund are divided into various sleeves and the Adviser is responsible for allocating the assets among the sub-advisers in accordance with their specific investment styles.

The sub-advisers manage the Sub-advised Funds’ investments and are responsible for making all investment decisions and placing orders to purchase and sell securities for these Funds. Subject to the oversight of the Adviser and the Board of Trustees, the sub-advisers have complete discretion as to the purchase and sale of investments for these Funds consistent with each Fund’s investment objective, policies and restrictions.

The Adviser received a fee from each Fund below for its investment management services at the annual rates set forth in the following table for the fiscal year ended September 30, 2020. Each annual rate is stated as a percentage of the average annual net assets of the Fund. These fees reflect fee waivers or reimbursements of fees waived by the Adviser. The sub-advisers are compensated out of the investment management fees paid to the Adviser.

Government Money Fund	0.13%
Government Bond Fund	0.00%
Corporate Bond Fund	0.29%
California Tax Exempt Bond Fund	0.05%
Muni High Income Fund	0.50%
Intermediate Fixed Income Fund	0.26%
Short Term Emerging Markets Debt Fund	0.49%
Fixed Income Opportunities Fund	0.49%
Dividend & Income Fund	0.50%
U.S. Core Equity Fund	0.40%

The Adviser has voluntarily agreed to waive a portion of the expenses of the Government Money Fund to the extent needed to maintain a one-day net income yield (yield floor) of not less than 0.01% of the Fund’s average daily net assets. This waiver may be terminated at any time, and amounts waived may not be recaptured by the Adviser.

The Adviser has also voluntarily agreed to limit its fees or reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) at or below the levels set forth in the following table. To the extent that the excluded expenses are incurred, total operating expenses may exceed the agreed upon limits. The Adviser intends to continue these arrangements at least through January 31, 2022; however, the Adviser is under no obligation to continue these arrangements, and may terminate them at any time. Any fee reductions or reimbursements may be repaid to the Adviser within three years after they occur if such repayments can be achieved within a Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied. Any such repayments will be ratified by the City National Rochdale Funds’ Board.

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	Institutional Class	Servicing Class	Class N
Government Bond Fund	N/A	0.78%	1.03%
Corporate Bond Fund	N/A	0.76%	1.01%
California Tax Exempt Bond Fund	N/A	0.63%	0.88%
Intermediate Fixed Income Fund	0.51%	N/A	1.01%
Fixed Income Opportunities Fund	N/A	N/A	1.09%

A discussion regarding the basis for the Board of Trustees’ most recent approval of the Funds’ investment advisory agreement with the Adviser with respect to all Funds is available in the Funds’ Annual Report for the fiscal year ended September 30, 2020.

SUB-ADVISERS AND PORTFOLIO MANAGERS

Following is certain information about the individuals employed by or associated with the Adviser who are primarily responsible for the day-to-day management of each Fund’s investment portfolio (the “Portfolio Managers”), if any, and in the case of the Short Term Emerging Markets Debt Fund and the Fixed Income Opportunities Fund, certain information about the Funds’ sub-advisers. The SAI contains additional information about the Funds’ sub-advisers and the Portfolio Managers, including the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of the Funds.

GOVERNMENT MONEY FUND

All investment decisions for the Government Money Fund are made by the Adviser’s Fixed Income Team of investment professionals, all of whom take an active part in the decision-making process.

GOVERNMENT BOND FUND

Charles Luke and Christopher Martin are portfolio managers for the Government Bond Fund.

Charles Luke is a Managing Director and Senior Portfolio Manager of the Adviser. Mr. Luke has over 15 years of experience in the financial services industry. Prior to joining the Adviser in 2018, Mr. Luke led the fixed income group at Avalon Advisors, where he executed strategic positioning and asset allocation for portfolios of high-net-worth individuals and institutions. Previously, Mr. Luke was responsible for client management and deal execution at SunTrust Robinson Humphrey. He started his career at BBVA Compass, Wealth Management Group. Mr. Luke earned a BBA in Business Management with High Honors from the University of Georgia and holds the Chartered Financial Analyst® designation.

Christopher Martin is a Portfolio Manager of the Adviser. Mr. Martin has over 10 years of experience in investment management. He is responsible for the management of taxable fixed income client portfolios and the Adviser’s taxable fixed income mutual funds. Prior to joining the Adviser in 2010, Mr. Martin served as a trade associate facilitating Pacific Investment Management Company’s trade operations for State Street Investment Manager Services. He is a Chartered Financial Analyst® and holds a BA in is Political Science from the University of California Santa Barbara.

CORPORATE BOND FUND

Charles Luke and David Krouth are portfolio managers for the Corporate Bond Fund.

Information about Mr. Luke’s background and experience is provided above under “Government Bond Fund.”

David Krouth is a Portfolio Manager of the Adviser. Mr. Krouth has over 15 years of analytical experience in the financial industry. He is responsible for various facets of investment grade fixed income management, which include trading, research, and portfolio management. Mr. Krouth joined CNB in 2003. Mr. Krouth earned a BS in Finance from the University of Idaho. Additionally, he holds the Chartered Financial Analyst® designation and is a member of the CFA Institute.

CALIFORNIA TAX EXEMPT BOND FUND

Michael Taila and Pam Nelson are portfolio managers for the California Tax Exempt Bond Fund.

Michael Taila is a Managing Director and Senior Portfolio Manager of the Adviser. He joined City National Bank in 2004 and has over 20 years of experience in the investment industry. He manages client relationships with an emphasis on tax-free fixed income portfolios and specializes in the research, analysis, and selection of fixed income securities. Prior to joining City National Bank, he served as Portfolio Officer at Mellon Private Wealth Management, where he assisted in the management of high-net-worth client portfolios through portfolio risk analysis, asset allocation, equity research, and trading. Other past positions include Operations Specialist for Hotchkis and Wiley Capital Management. Mr. Taila holds a BA in Anthropology from the University of California San Diego, an MBA, with a focus in Finance, from the Anderson Graduate School of Management at the University of California at Los Angeles, and a MA in International Affairs from Ohio University.

Pam Nelson is a Portfolio Manager of the Adviser. She joined City National Bank in 2006 and has over 20 years of professional experience in the investment industry. Prior to joining City National Bank, she was responsible for asset allocation research at U.S. Trust Company. Other past positions include Equity Trader at Hotchkis and Wiley Capital Management and Farmer's Insurance Company as well as Performance Analyst at TSA Capital Management. Ms. Nelson holds a BA in Economics from the University of California at Berkeley. Additionally, she holds the Chartered Financial Analyst® designation and is a member of the CFA Institute.

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MUNI HIGH INCOME FUND

William Black, Douglas Gibbs and Brian Winters are portfolio managers for the Muni High Income Fund.

William Black is a Managing Director and Senior Portfolio Manager of the Adviser. Mr. Black has over 30 years of experience in the financial services industry. Prior to joining the Adviser in March 2016, he served as co-lead portfolio manager for the Invesco High Yield Municipal Bond Fund from 2008 until December 2015. Prior to that, from 1998 to 2008, he was a municipal bond analyst specializing in high yield securities at Van Kampen Investments and Invesco (after it acquired Van Kampen). Mr. Black earned his BS from Washington University in St. Louis and an MBA from the Kellogg Graduate School of Management at Northwestern University. He holds the Chartered Financial Analyst® designation.

Douglas Gibbs is a Director and Portfolio Manager / Senior High Yield Municipal Analyst of the Adviser. Mr. Gibbs has over 25 years of experience in the financial services industry. Prior to joining the Adviser in January 2016, he served as a senior analyst for Invesco (and Van Kampen Investments before it was acquired by Invesco in 2010) where he was responsible for the acquisition and surveillance of non-rated and below investment grade municipal credits for both Invesco open-end mutual funds and closed-end funds from 2000 until December 2015. Prior to that, from 1997 to 2000, he was an investment grade municipal analyst for Van Kampen Investments. Mr. Gibbs earned his BA from Illinois Wesleyan University in Bloomington, Illinois and an MBA from the Kellstadt Graduate School of Business at DePaul University in Chicago.

Brian Winters is a Director and Portfolio Manager / Senior High Yield Municipal Analyst of the Adviser. Mr. Winters has over 30 years of experience in the financial services industry. Prior to joining the Adviser in March 2016, he served as Senior Fixed Income Analyst with Invesco, where he was a senior member of the municipal credit team responsible for investment analysis of high yield municipal bonds. Mr. Winters began his career with Van Kampen Investments (1989-1996) and later Morgan Stanley (1996-2010) where he focused on investment grade and high yield municipal and corporate credit analysis. Mr. Winters received his MS in Finance from the Kellstadt Graduate School of Business and an MA in Economics from the Graduate School of Liberal Arts and Social Sciences, both at DePaul University. He also received a BS in Finance from the University of Illinois at Urbana-Champaign.

INTERMEDIATE FIXED INCOME FUND

Charles Luke and David Krouth are portfolio managers for the Intermediate Fixed Income Fund.

Information about Mr. Luke’s background and experience is provided above under “Government Bond Fund.” Information about Mr. Krouth’s background and experience is provided above under “Corporate Bond Fund.”

SHORT TERM EMERGING MARKETS DEBT FUND

Garrett R. D’Alessandro, Thomas H. Ehrlein, and Charles Luke are the portfolio managers for the Short Term Emerging Markets Debt Fund. Information about Mr. Luke’s background and experience is provided above under “Government Bond Fund.”

Garrett R. D’Alessandro is the Adviser’s President and Chief Executive Officer and has over 30 years of experience in the investment industry. He joined the former Rochdale Investment Management (“Rochdale”), predecessor to the Adviser, in 1986. Mr. D’Alessandro, a Chartered Financial Analyst®, holds an MBA in Finance from the Stern School of Business at New York University.

Thomas H. Ehrlein, the Director of the Portfolio and Alternative Analytics Group of the Adviser, joined Rochdale in 2005. He oversees a number of business segments at the firm including investment oversight for all non-traditional investments and the portfolio analytics and modeling processes. Mr. Ehrlein has been in the investment management industry since 2000. Prior to 2005, Mr. Ehrlein was a Senior Consultant in the Investment Management division of FactSet Research Systems, Inc., where he performed financial market and portfolio management research and quantitative analysis for institutional money management firms, and a middle market lending credit analyst at ABN-Amro, North America. Mr. Ehrlein earned his BS in Finance from the University of Scranton and his MBA in Finance from Hofstra University.

GML Capital LLP. GML currently serves as the Short Term Emerging Markets Debts Fund’s sub-adviser, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with the Adviser. GML is a limited liability partnership organized under the laws of England & Wales. GML’s headquarters is located at The Met Building, 22 Percy Street, London W1T 2BU, United Kingdom and is ultimately controlled by Stefan Pinter. GML also provides investment advisory services to investment companies and other pooled investment vehicles.

A discussion regarding the basis of the Board of Trustees’ approval of the sub-advisory agreement with GML with respect to the Fund is available in the Fund’s Annual Report for the fiscal year ended September 30, 2020.

FIXED INCOME OPPORTUNITIES FUND

Garrett D’Alessandro, Charles Luke, and Thomas Ehrlein are portfolio managers for the Fixed Income Opportunities Fund.

Information about Mr. D’Alessandro’s background and experience is provided above under “Short Term Emerging Markets Debt Fund.”

Information about Messrs. Luke’s and Ehrlein’s backgrounds and experience are provided above under “Government Bond Fund.”

CITY NATIONAL ROCHDALE FUNDS | PAGE 79

Alcentra Limited. Alcentra currently serves as a sub-adviser to the Fixed Income Opportunities Fund, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with the Adviser. Alcentra is located at 160 Queen Victoria Street, London, EC4V 4LA, United Kingdom. Alcentra provides discretionary investment advisory services to individual institutional investors in the form of separate accounts, pooled investment vehicles (private funds) that are exempt from registration in the United States, and other investment advisers through sub-advisory agreements.

Alcentra NY, LLC. Alcentra NY currently serves as a sub-adviser to the Fixed Income Opportunities Fund, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with the Adviser. Alcentra NY is located at 200 Park Avenue, New York, NY, 10166. Alcentra NY provides discretionary/non-discretionary investment advisory services to institutional clients, including U.S. registered investment companies, U.S. private funds, other pooled investment vehicles and other institutions.

AllFinancial Partners II, LLC. AllFinancial currently serves as a sub-adviser to the Fixed Income Opportunities Fund, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with the Adviser. AllFinancial is registered as an investment adviser with the SEC and is an affiliate of AllFinancial Group LLC. AllFinancial is located at 1489 West Palmetto Park Rd, Suite 494, Boca Raton, Florida 33486.

Ashmore Investment Management Limited. Ashmore currently serves as a sub-adviser to the Fixed Income Opportunities Fund, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with the Adviser. Ashmore is located at 61 Aldwych, London, WC2B 4AE, United Kingdom. Ashmore provides investment advisory services through separate accounts, private investment funds and mutual funds.

Federated Investment Management Company. Federated currently serves as a sub-adviser to the Fixed Income Opportunities Fund, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with the Adviser. Federated is a wholly-owned subsidiary of Federated Hermes, Inc. Federated Advisory Services Company (“FASC”), an affiliate of Federated, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated. The fee for such services is paid by Federated and not by the Fund. Both Federated and FASC are headquartered at Federated Hermes Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. Federated also provides investment advisory services to other investment companies.

GML Capital LLP. GML currently serves as a sub-adviser to the Fixed Income Opportunities Fund, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with the Adviser. Additional information about GML is set forth above under the “Short Term Emerging Markets Debt Fund.”

Seix Investment Advisors LLC. Seix currently serves as a sub-adviser to the Fixed Income Opportunities Fund, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with the Adviser. Seix is headquartered at One Maynard Drive, Suite 3200, Park Ridge, NJ 07656. Seix also provides investment advisory services to other investment companies, corporations, endowments, foundations, public funds, collateralized loan obligations and other institutional investors.

Discussions regarding the basis for the Board of Trustees’ approvals of the sub-advisory agreements with each of the sub-advisers are available in the Funds’ Annual Report for the fiscal year ended September 30, 2020.

DIVIDEND & INCOME FUND

Thomas A. Galvin is the portfolio manager for the Dividend & Income Fund.

Thomas A. Galvin is Chief Investment Officer of the Adviser. Mr. Galvin has more than 30 years of equity investment experience. Prior to joining the Adviser in 2012, Mr. Galvin served as Managing Partner at Galvin Asset Management, which he founded in 2007. Prior to founding Galvin Asset Management, he was a Senior Portfolio Manager and Director of Research at UBS Global Asset Management, from 2006 to 2007. From 1991 to 2006, Mr. Galvin was with Forstmann – Leff Associates, where he held a number of positions including Chief Investment Officer and Director of Research. Mr. Galvin earned an MBA in Finance and Investments from Fordham University and a BA in Economics with a minor in Accounting from Queens College.

U.S. CORE EQUITY FUND

Thomas A. Galvin is the portfolio manager for the U.S. Core Equity Fund.

Information about Mr. Galvin's background and experience is provided above under "Dividend & Income Fund."

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ALL FUNDS

Under current law, the appointment or replacement of a new sub-adviser generally would require the approval of a Fund’s shareholders. However, the Trust has received an exemptive order from the SEC which permits the Adviser, subject to certain conditions required by the SEC, to retain an unaffiliated sub-adviser, or terminate or replace a sub-adviser to any of the Funds, with the approval of the Board of Trustees but without obtaining shareholder approval. Shareholders of a Fund will be notified of any change in any such sub-advisers and be provided with information regarding any new sub-adviser. This exemption does not apply to any sub-adviser affiliated with the Adviser.

The order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. The Adviser has the ultimate responsibility to monitor any sub-advisers and recommend their hiring, termination and replacement. The Adviser may also terminate any sub-adviser and assume direct responsibility for the portfolio management of that Fund with the approval of the Board of Trustees, but without obtaining shareholder approval.

ADMINISTRATOR

SEI Investments Global Funds Services (the “Administrator”) serves as administrator and fund accountant to the Funds. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

DISTRIBUTOR

SEI Investments Distribution Co. (the “Distributor”) serves as the Funds’ distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

DISTRIBUTION OF FUND SHARES

The Funds have adopted plans for their Class N and Class S shares, where applicable, under Rule 12b-1 of the 1940 Act. The plans allow the Government Money Fund to pay to the Distributor distribution fees of 0.30% and 0.50% of average daily net assets for the sale and distribution of their Class N and Class S shares, respectively, and all other Funds to pay to the Distributor distribution fees of 0.25% of average daily net assets for the sale and distribution of their Class N shares. The Distributor pays some or all of such distribution fees to broker-dealers and other financial intermediaries (primarily CNB and City National Securities, LLC and CNR Securities LLC, which are affiliates of the Adviser) as compensation for providing distribution-related services. Because the distribution fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any distribution fees it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

Institutional Class and Servicing Class shares of the Funds are not subject to distribution fees under these plans.

For the fiscal year ended September 30, 2020, affiliates of the Adviser voluntarily waived distribution fees in the amounts set forth in the following table.

	Class N	Class S
Government Money Fund	0.30%	0.50%

Effective March 1, 2018, the Government Money Fund contractually agreed to limit the distribution fee payable by Class S shares of the Fund to 0.45% through January 31, 2022.

SHAREHOLDER SERVICING FEES

The Funds (except for the Short Term Emerging Markets Debt Fund) are subject to shareholder service agreements that allow each Fund to pay fees of 0.25% of its average daily net assets for non-distribution services provided to shareholders of each Class of each Fund (except for Institutional Class shares). Class Y shares of the Short Term Emerging Markets Debt Fund are subject to a shareholder service plan that allows such shares to pay up to 0.25% of the average daily net assets attributable to such shares for non-distribution services provided to holders of such shares. Because these fees are paid out of the Funds’ assets, over time these fees will increase the cost of your investment.

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

In addition to payments made by the Funds for distribution and/or shareholder servicing, the Adviser may pay out of its own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

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In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. The Funds and their shareholders may also receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Adviser for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

how to buy, sell and exchange shares

Here are the details you should know about how to purchase, sell (sometimes called “redeem”) and exchange shares.

GENERAL INFORMATION

All classes of shares of all Funds (except for the Short Term Emerging Markets Debt Fund, which is closed to all investments by investors) are offered through approved broker-dealers or other financial institutions (each an “Authorized Institution”). If you purchase shares of a Fund through an Authorized Institution, your Authorized Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Summary Prospectus. You will also generally have to address your correspondence or questions regarding the Fund to your Authorized Institution.

The Muni High Income Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund and Dividend & Income Fund are offered directly as well as through Authorized Institutions.

See “Purchase and Sale of Fund Shares” in the Summary for each Fund for information regarding the persons eligible to invest in each class of Fund shares.

Not all Funds and classes are available in all states. Shares of the Funds have not been registered for sale outside of the United States.

PRICING OF FUND SHARES

How and when we calculate each Fund’s net asset value per share (“NAV”) determines the price at which you will buy or sell shares. We calculate the NAV once each day at the following times:

●

Government Money Fund – Usually at 3:00 p.m., Eastern Time, on any day the Federal Reserve Bank of New York (the “Federal Reserve”) is open, except as follows. In addition to weekends, the Federal Reserve is closed on the following Federal holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran’s Day, Thanksgiving and Christmas Day. On any business day when the Federal Reserve closes early, the Fund will also close trading early and the NAV will be calculated at the early Federal Reserve closing time.

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●

Bond Funds and Equity Funds – As of the close of trading on the New York Stock Exchange (the “NYSE”), usually 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NYSE is open for business Monday through Friday except in observation of the following holidays: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. NYSE holiday schedules are subject to change without notice. On any business day when the NYSE closes early, these Funds will also close trading early and the NAV will be calculated at the early NYSE closing time.

Shares of the Equity Funds and Bond Funds may be purchased (except for the Short Term Emerging Markets Debt Fund, which is closed to all investments by investors) or sold on any day that the NYSE is open for business. Shares of the Government Money Fund may be purchased or sold on any day that the Federal Reserve is open for business. Shares of a Fund, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close early due to an emergency or other unanticipated event, the Government Money Fund and each Bond Fund reserves the right to close early. If the Government Money Fund or Bond Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Government Money Fund’s or Bond Fund’s closing time and credit will be given on the next business day.

If the Fund or your Authorized Institution, as applicable, receives your purchase, redemption or exchange request in good order from you on a business day before the close of the Federal Reserve, for the Government Money Fund, and before the close of trading on the NYSE for all other Funds, we will price your order at that day’s NAV. If the Fund or your Authorized Institution, as applicable, receives your request in good order on a business day from you after these times, we will price your order at the next day’s NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective on the day of transmittal. This allows your Authorized Institution time to process your request and transmit it to the Fund before the trading deadline. “In good order” means that the Fund has received and processed your account application and have received all required information and documentation, including, as applicable, the information described under “Customer Identification and Verification” and “Anti-Money Laundering Program” below and any required signature guarantees. To ensure that your request is in good order, follow the directions for purchasing shares as described under “How to Buy Shares.”

CALCULATION OF NAV

NAV for one share of a class of a Fund is the value of that share’s portion of the net assets (i.e., assets less liabilities) attributable to that class of that Fund. The NAV for shares of the Government Money Fund is expected to remain constant at $1.00. We calculate the NAV of each class of each Fund by dividing the total net value of the assets attributable to the class by the number of outstanding shares of that class. We base the value of the investments of each Equity Fund and each Bond Fund on their market values, usually the last price reported for each security before the close of the market that day. In the case of the Government Money Fund, securities are valued at amortized cost, which is expected to approximate market value. The valuations for fixed income securities are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or other techniques and methodologies. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Adviser to be unreliable, a market price may be obtained by the Adviser using quotations from one or more broker/dealers. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

The Board of Trustees has delegated fair value determinations to the Funds’ investment adviser, City National Rochdale, LLC, which has formed an internal Pricing and Valuation Committee (the “Committee”) to monitor and implement the fair valuation process with respect to the Funds in accordance with these procedures.

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A market price may not be available for securities that trade infrequently. If market prices are not readily available or considered to be unreliable by the Adviser, fair value prices may be determined by the Committee. The Committee in good faith uses methods approved by and under the ultimate supervision of the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before a Fund calculates its NAV, the Committee will determine the security’s fair value. In determining the fair value of a security, the Committee will consider the investment adviser’s (or the relevant sub-adviser’s) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors. Market quotations are not readily available for the Policies in which the Fixed Income Opportunities Fund or the Subsidiary may invest. The Policies are valued using a probabilistic method, for an actuarially derived valuation approach, in order to determine the fair value of each Policy. Previously, the Policies were fair valued using a deterministic method. The fair value procedures recognize that the Policies are illiquid and that no market currently exists for the Policies. Under the probabilistic method, two life expectancies are obtained from established life expectancy providers on the insured(s) of the Policy and an actuarial table is used to determine the probability of survival in each year going forward for the insured(s) for each of the two life expectancies. The probabilities associated with each life expectancy are then utilized along with the premiums due and the death benefit of the Policy for each year of the Policy to determine expected cash flows. These cash flows are then discounted at a rate that seeks to account for the risk associated with the Policy and various other factors. The valuations from each life expectancy are then typically averaged to obtain the fair value for the Policy. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. Any Fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that Fund determines its net asset value. The Board of Trustees reviews all fair value determinations.

Some of the Funds may invest in securities listed on foreign exchanges or traded over-the-counter, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Fund’s shares may be significantly affected on any day when the Fund does not price its shares and when you are not able to purchase or redeem the Fund’s shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined for a Fund, such investments or exchange rates will be valued at their fair value as discussed above.

More details about how we calculate the NAV for each Fund may be found in the SAI.

HOW TO BUY SHARES

All Funds – To purchase shares of a Fund (except for the Short Term Emerging Markets Debt Fund, which is closed to all investments by investors), you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your Authorized Institution may establish higher minimum investment requirements than the Funds, and may charge a fee for its services, in addition to the fees charged by the Funds.

A Fund may reject any purchase order (generally within one business day) if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.

Muni High Income Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund and Dividend & Income Fund – There are two additional ways to purchase shares of these Funds:

By Mail – To open a new account, complete and sign an application. Applications are available by calling (866) 209-1967. Make your check payable to the Fund in which you choose to invest. The check must be drawn on a U.S. bank and payable in U.S. dollars. In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s transfer agent will verify certain information on your account application in accordance with the Trust’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number, and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Funds transfer agent at 1-866-209-1967 if you need additional assistance when completing your application. If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such reasonable belief is established. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.

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Send your completed application and check to:

Regular Mail:

City National Rochdale Funds
c/o U.S. Bank Global Fund Services
P O Box 701
Milwaukee, WI 53201-0701

Overnight Delivery:

City National Rochdale Funds
c/o U.S. Bank Global Fund Services
615 East Michigan Street 3rd Floor
Milwaukee, WI 53202

To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. The check must be drawn on a U.S. bank. Please send your check to:

Regular Mail:

City National Rochdale Funds
c/o U.S. Bank Global Fund Services
P O Box 701
Milwaukee, WI 53201-0701

Overnight Delivery:

City National Rochdale Funds
c/o U.S. Bank Global Fund Services
615 East Michigan Street 3rd Floor
Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the post office box of U.S. Bank Global Fund Services (“U.S. Bank”), of purchase orders does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders is based on when the order is received at the transfer agent’s offices.

By Wire – If you are making an initial investment in a Fund, before you wire funds, please call us at (866) 209-1967 to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. You may then contact your bank to initiate the wire using the following wire instructions:

U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit: U.S. Bank Global Fund Services
Account #112-952-137
For further credit to City National Rochdale Funds
[Name of Fund]
[Shareholder name and account number]

If you wish to add to an existing account by Federal Funds wire payment, please call us at (866) 209-1967, during business hours, to advise of your intent to wire funds. This will ensure prompt and accurate credit to your account upon receipt of your wire.

The Funds do not impose charges for wire services, but your bank may impose such charges. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire System, or from incomplete wiring instructions.

General – The Funds reserve the right to reject any purchase request, including a purchase request that may disrupt a Fund’s operation or performance as described below under “Customer Identification and Verification” and “Anti-Money Laundering Program.” The Funds will not be responsible for any loss of potential investment gains resulting from your inability to invest in a Fund because of the Fund’s rejection of a purchase request based on the Fund’s obligation to deter money laundering under Federal law or the Fund’s determination that the purchase request will disrupt the Fund’s operation. When the Funds reject a purchase request, the funds received from the shareholder or account applicant will not be invested in the Funds. Instead, a check from the Funds for the full amount of the check received by the Funds will be returned to the shareholder or account applicant as soon as possible after receipt by the Funds’ transfer agent of the purchase request. The return of funds to a shareholder or account applicant may be delayed as a result of the Funds’ compliance with Federal law relating to money laundering.

All checks must be in U.S. dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. The Funds do not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

The Funds’ transfer agent may charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

You must certify whether you are subject to withholding for failing to report income to the IRS. The Funds may return investments received without a certified taxpayer identification number.

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RETIREMENT PLANS

The Funds (except for the Short Term Emerging Markets Debt Fund, which is closed to all investments by investors) generally are available in Individual Retirement Account (“IRA”) and Roth IRA plans offered by your Authorized Institution. You may obtain information about opening an IRA account by contacting your financial representative. If you wish to open another type of retirement plan, please contact your Authorized Institution.

AUTOMATIC INVESTMENT PLAN

Once you open your account, you may make subsequent investments (minimum of $25) into the Funds (except for the Short Term Emerging Markets Debt Fund, which is closed to all investments by investors) through an Automatic Investment Plan (“AIP”). You can have money automatically transferred from your checking or savings account on a bi-weekly, monthly, bi-monthly or quarterly basis. To be eligible for this plan, your bank must be a domestic institution that is an Automated Clearing House (“ACH”) member. The Transfer Agent is unable to debit mutual fund or pass through accounts. The Trust may modify or terminate the AIP at any time without notice. The first AIP purchase will take place no earlier than 7 business days after the Transfer Agent has received your request. You may modify or terminate your participation in the AIP by contacting the Transfer Agent five days prior to the effective date. If your bank rejects your payment for any reason, the Transfer Agent will charge a $25 fee to your account. Please contact the Transfer Agent at 1-866-209-1967 for more information about the Funds’ AIP.

TELEPHONE PURCHASES

Investors may purchase additional shares of the Funds (except for the Short Term Emerging Markets Debt Fund, which is closed to all investments by investors) by calling 1-866-209-1967. If you did not decline telephone options on your account application, you may also make additional purchases via Electronic Funds Transfer from your checking/savings account. If your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. Each telephone purchase must be a minimum of $100. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Telephone trades must be received by or prior to a Fund’s deadline or market close. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. You must have submitted a voided check or savings deposit slip to have banking information established on your account prior to making a purchase. Your shares will be purchased at the NAV per share calculated on the day your order is placed, provided that your order is received prior to 4:00 p.m., Eastern Time.

FOREIGN INVESTORS

Shares of the Funds have not been registered for sale outside of the United States. The City National Rochdale Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

HOW TO SELL SHARES

All Funds – You may redeem some or all of your shares of the Equity Funds or Bond Funds on any day the NYSE is open for regular session trading. Shares of the Government Money Fund may be redeemed on any day the NYSE and the Federal Reserve are open for business. If you purchased Fund shares through an Authorized Institution, you may sell your shares only through your Authorized Institution. To sell shares of a Fund, you should contact your Authorized Institution and follow its procedures. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds.

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Redemption requests for the Equity Funds and Bond Funds must be received by the Fund or your Authorized Institution before 4:00 p.m., Eastern Time or the Authorized Institution’s earlier applicable deadline. Redemption requests for the Government Money Fund must be received before 3:00 p.m., Eastern Time, or before the Authorized Institution’s earlier deadline.

As long as the Funds or their agents receive your redemption request in good order before the close of regular trading on the NYSE (usually 4:00 p.m., Eastern time) or the applicable earlier deadline, your shares will be sold at that day’s NAV. A redemption request is in good order if it includes all required information. If the Funds receive your redemption request after the close of regular trading on the NYSE or the applicable earlier deadline, your redemption request will be executed the next business day, and your shares will be sold at the next day’s NAV. Redemption proceeds may be withheld or delayed as required by anti-money laundering laws and regulations.

Normally, the Funds will make payment on your redemption request the next business day after receiving your request, while not expected, payment of redemption proceeds may take up to seven business days.

The Funds generally pay sale (redemption) proceeds in cash. The Funds typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Funds may also satisfy redemption requests by drawing on a line of credit. The Funds use these methods during both normal and stressed market conditions. During conditions where cash redemptions are unwise and/or detrimental to a Fund and its shareholders (e.g., the amount you are redeeming is large enough to affect a Fund’s operation), the Fund reserves the right to make redemptions in readily marketable portfolio securities rather than cash (a “redemption in kind”). The Funds may redeem shares in kind during both normal and stressed market conditions. If your shares were ever redeemed in kind, you would be responsible for paying the transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would be subject to market exposure on securities received from a Fund until you sold them. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

The Funds may suspend redemptions or postpone payments of redemption proceeds for more than seven days during any period when the NYSE is closed for other than customary weekends or holidays; trading on the NYSE is restricted; there are emergency circumstances as determined by the SEC; or the SEC has by order permitted such suspension to protect shareholders of a Fund.

Short Term Emerging Markets Debt Fund - You will be charged a redemption fee of 2.00% of the value of the Fund shares being redeemed if you redeem your shares of the Fund within 90 days of purchase. The first-in-first-out method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from the sale proceeds and is retained by the Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to a shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any such plan, to comply with minimum distribution requirements, (v) effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, or (vi) effected pursuant to an automatic non-discretionary rebalancing program. The Fund reserves the right to waive this fee in other circumstances if the Adviser determines that doing so is in the best interests of the Fund.

Muni High Income Fund, Intermediate Fixed Income Fund, Short Term Emerging Markets Debt Fund, Fixed Income Opportunities Fund and Dividend & Income Fund – If you purchased shares of any of these Funds directly, you may redeem some or all of your shares in the following ways. Redemption proceeds will be sent to you via check to your address of record or will be wired to the bank via the instructions on your account or will be sent via the ACH network to the bank instructions on your account.

By Mail – Complete a written redemption request that includes the Fund’s name, your account number, each account owner’s name and address, the dollar amount or number of shares to be sold, and the signature of each owner as it appears on the account with a signature guarantee, if applicable. Send the written request to:

Regular Mail:

City National Rochdale Funds
c/o U.S. Bank Global Fund Services
P O Box 701
Milwaukee, WI 53201-0701

Overnight Delivery:

City National Rochdale Funds
c/o U.S. Bank Global Fund Services
615 East Michigan Street 3rd Floor
Milwaukee, WI 53202

CITY NATIONAL ROCHDALE FUNDS | PAGE 87

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank’s post office box, of redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire – Redemption proceeds may be wired to the pre-determined bank instructions on your account. The transfer agent charges a $15 fee for each wire transfer. The fee will be deducted from your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

By Telephone – If you did not decline telephone options on your account application or by subsequent arrangement in writing, you may redeem shares up to $50,000 by calling (866) 209-1967. You will need to provide your account number, the exact name(s) in which the account is registered and taxpayer identification number. We may also require additional forms of identification. Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor. The investor does not incur any charge when proceeds are sent via the ACH system and credit is usually available in the investor’s account within 2-3 days.

General – Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, non-profit or retirement accounts. Please call us at (866) 209-1967 before attempting to redeem from these types of accounts.

If you have recently purchased shares by check or electronic funds transfer through the ACH network, a Fund may withhold redemption proceeds until your purchase amount has cleared, which may take up to 15 calendar days from the date of purchase. Shareholders can avoid this delay by utilizing the wire purchase option. Shareholders who have an IRA must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA accounts may be redeemed by telephone at (866) 209-1967. IRA investors will be asked whether or not to withhold taxes from any distribution.

HOW TO EXCHANGE SHARES

All Funds except the Short Term Emerging Markets Debt Fund – You may exchange shares of a Fund for the same class of shares of any other Fund in which you are eligible to invest on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the NAVs of the relevant Funds next calculated after we receive your exchange request. Exchange instructions must be received before 3:00 p.m., Eastern time for the Government Money Fund, and before the close of trading on the NYSE for all other Funds.

If you wish to exchange shares of a Fund that you purchased through an Authorized Institution, you should contact your Authorized Institution. Your Authorized Institution may charge you transaction fees and additional amounts for its services.

Muni High Income Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund and Dividend & Income Fund – You may exchange shares of a Fund for the same class of shares of any other Fund in which you are eligible to invest on any business day. If you wish to exchange between these Funds, you may transfer investments among existing accounts or you may open a new account to accept the exchange from an existing account. When requesting an exchange between these Funds, both accounts must be registered in the same name, with the same address and taxpayer identification number.

By Mail – Send a written request using the procedures for written redemption requests above. No signature guarantee is required. For further information, please call us at (866) 209-1967.

By Telephone – You must have not declined telephone options on your initial account application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to:

City National Rochdale Funds
c/o U.S. Bank Global Fund Services
P O Box 701
Milwaukee, WI 53201-0701

To request an exchange, please call us at (866) 209-1967. Shares exchanged by telephone must have a value of $1,000 or more. Exchange instructions must be received before 4:00 p.m., Eastern time.

CITY NATIONAL ROCHDALE FUNDS | PAGE 88

CONVERSION OF SHARES

A share conversion is a transaction in which shares of one class of a Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax adviser on your particular circumstances.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Fund or your Authorized Institution. To receive the NAV of the new class calculated that day, conversion requests for the Equity Funds and Bond Funds must be received in good order by the Fund or your Authorized Institution before 4:00 p.m., Eastern Time or the Authorized Institution’s earlier applicable deadline. Conversion requests for the Government Money Fund must be received in good order before 3:00 p.m., Eastern Time, or before the Authorized Institution’s earlier deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

The Funds’ market timing policies will not be applicable to share conversions. If you hold your shares through an Authorized Institution, please contact the Authorized Institution for more information on share conversions. Please note that certain Authorized Institutions may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Funds reserve the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. A Fund will notify affected shareholders in writing prior to any mandatory conversion.

INACTIVE AND LOST ACCOUNTS

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

ADDITIONAL INFORMATION ABOUT TELEPHONE TRANSACTIONS

You may give up some level of security by choosing to exchange or sell shares by telephone rather than by mail. To prevent unauthorized transactions in your account, the Funds or their services providers, as applicable, will employ reasonable procedures to confirm that telephone instructions are genuine. If the Funds or their service providers follow these procedures, neither the Funds nor their service providers will be liable for any loss, liability, cost or expense arising from unauthorized or fraudulent telephone instructions. Because you may be responsible for unauthorized telephone requests, you should verify the accuracy of each telephone transaction as soon as you receive your account statement and you should take precautions to keep confidential your account number and tax identification number.

If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Telephone trades must be received by or prior to a Fund’s deadline or market close. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

CITY NATIONAL ROCHDALE FUNDS | PAGE 89

SIGNATURE GUARANTEE REQUIREMENTS

To protect you and the Funds against fraud, signatures on certain requests must have a “signature guarantee.” A signature guarantee verifies the authenticity of your signature. You can obtain one from domestic banks, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee from either a Medallion program member or a non-Medallion program member is required for any of the following:

●	If ownership is being changed on your account;

●	When redemption proceeds are payable or sent to any person, address or bank account not on record;

●	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days;

●	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Funds and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. Additionally, each Fund reserves the right, in its sole discretion, to waive any signature guarantee requirement.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds’ Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds discourage short-term or other excessive trading (such as market timing) into and out of the Funds because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Funds do not accommodate frequent purchases and redemptions of Fund shares, other than the Government Money Fund, and reserve the right to reject or cancel (generally within one business day of receipt of the purchase order) without any prior notice, any purchase or purchase portion of any exchange order, including transactions representing excessive trading and, as applicable, transactions accepted by any shareholder’s Authorized Institution.

Money market funds are generally not effective vehicles for market timing activity since these types of funds seek to maintain a constant NAV of $1.00. In addition, the risks of frequent trading are not generally applicable to money market funds because they are cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as bank sweep vehicles (as the Government Money Fund is used), which generally eliminates the potential for disruptive trading. However, a money market fund may be used in conjunction with an exchange with a non-money market fund in order to facilitate market timing activity in the non-money market fund. With respect to exchanges between the Government Money Fund and any other non-money market Fund, frequent trading will be monitored in conjunction with the Funds’ frequent trading procedures as described below. The Government Money Fund reserves the right to reject or cancel (generally within one business day) without any prior notice, any purchase or purchase portion of any exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s Authorized Institution. The Government Money Fund may exercise such right in the event the Government Money Fund determines that a purchase or exchange order is disruptive to the portfolio management of the Government Money Fund or any other Fund.

The transfer agents for the Funds have procedures in place designed to detect and prevent market timing activity. The Adviser also participates in the enforcement of the Funds’ market timing prevention policy by monitoring transaction activity in the Funds. The Adviser and the transfer agents currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a “round trip”) within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.

CITY NATIONAL ROCHDALE FUNDS | PAGE 90

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or their transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries. However, the Funds do attempt to review excessive trading at the omnibus level and work with each intermediary in enforcing the Funds’ policies and procedures if suspicious activity is detected. In addition, the Distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading. If the Funds or their service providers find what they believe may be market timing activity in an omnibus account with respect to the Funds, they will contact management of the Funds, who will review the activity and determine what action, if any, the Funds will take. Possible actions include contacting the financial intermediary and requesting assistance in identifying shareholders who may be engaging in market timing activity, and restricting or rejecting future purchase or exchange orders with respect to shareholders found to be engaging in such activity. There are no assurances that the Funds or their service providers will successfully identify all omnibus accounts engaged in excessive trading, or that intermediaries will properly administer their excessive trading monitoring policies. If you invest in the Funds through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

COMPLIANCE WITH APPLICABLE CUSTOMER IDENTIFICATION, VERIFICATION, AND ANTI-MONEY LAUNDERING REQUIREMENTS

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: when you open an account, you will be asked to provide certain information, which includes your name, address, date of birth, and other information that will serve as a basis to establish your identity. This information is subject to verification. The Funds are required by law to reject your investment if the required identifying information is not provided.

In certain instances, a Fund, or an Authorized Institution on behalf of a Fund, may be required to collect documents pursuant to certain applicable legal obligations. Documents provided in connection with your application will be used solely to establish and verify your identity. Attempts to collect missing information required on the application will be performed by contacting you or, if applicable, your broker or Authorized Institution. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined after receipt of your application in proper form. However, a Fund reserves the right to close your account if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of a Fund. If a Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

CITY NATIONAL ROCHDALE FUNDS | PAGE 91

dividends and taxes

DIVIDENDS

Government Money Fund. The Government Money Fund declares dividends each day the NAV is calculated, pays dividends monthly, and distributes net capital gains, if any, at least once a year. Your dividends begin to accrue on the day your purchase order is settled for shares bought before 3:00 p.m., Eastern time for the Government Money Fund. The Government Money Fund will not credit you with dividends for shares on the day the Fund makes payment on your redemption request.

Bond Funds (except the Intermediate Fixed Income Fund and Fixed Income Opportunities Fund). Each Bond Fund, with the exception of the Intermediate Fixed Income Fund and Fixed Income Opportunities Fund, declares investment income daily and distributes it monthly as a dividend to shareholders. You will begin earning dividends on a Bond Fund on the business day following your purchase order settlement. The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Bond Fund’s record date, you will be entitled to receive the distribution.

Equity Funds, Intermediate Fixed Income Fund and Fixed Income Opportunities Fund. The Intermediate Fixed Income Fund, Fixed Income Opportunities Fund and Equity Funds declare and distribute investment income, if any, quarterly as a dividend to shareholders. The Equity Funds make distributions of capital gains, if any, at least annually. If you own Equity Fund shares on the Equity Fund’s record date, you will be entitled to receive the distribution.

All Funds. Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.

Each Fund automatically reinvests your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your Authorized Institution or the Fund, as applicable, in writing or by telephone prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your notice is received if given five days prior to the record date of the distribution. To cancel your election, please write or call your Authorized Institution or the Fund, as applicable. Proceeds from dividends or distributions will normally be sent on the business day after dividends or distributions are credited to your account.

TAXES

The following discussion is very general and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a Fund.

You will generally have to pay federal income taxes, as well as any state and local taxes, on distributions (other than exempt-interest dividends paid by the California Tax Exempt Bond Fund and the Muni High Income Fund from interest on municipal securities) received from a Fund, whether the distributions are paid in cash or additional shares. If you sell Fund shares or exchange them for shares of another Fund, it is generally considered a taxable event. If, however, you sell or exchange shares of the Government Money Fund, you generally will not have any gain or loss on the sale or exchange so long as the Government Money Fund maintains an NAV of $1.00 and, while you held such shares, has not made a distribution that is treated as a return of capital for tax purposes. The following table summarizes the tax status of certain transactions related to the Funds:

TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income; certain dividends potentially taxable at long-term capital gain rates
Exempt-interest dividends	Exempt from regular federal income tax

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Certain dividends may be “qualified dividend income,” which for non-corporate shareholders is taxed at reduced rates. A portion of the dividends received from a Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders.

CITY NATIONAL ROCHDALE FUNDS | PAGE 92

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, constitute a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the Fund and constitute a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares of the applicable Fund.

Most distributions from the California Tax Exempt Bond Fund are expected to be exempt-interest dividends, which are exempt from regular federal income tax, but may be subject to state or local income taxes. Exempt-interest dividends from California municipal securities will also be exempt from California state personal income tax. A portion of the California Tax Exempt Bond Fund and Muni High Income Fund’s exempt-interest dividends may be subject to the AMT. The Funds other than the California Tax Exempt Bond Fund and the Muni High Income Fund do not expect to be eligible to distribute exempt-interest dividends.

Distributions derived from interest on U.S. Government securities (but not distributions of gain from the sale of such securities) may be exempt from certain state and local taxes. Consult your tax adviser for restrictions and details.

You may want to avoid buying shares of a Fund when the Fund is about to declare a taxable dividend or distribution that is not declared on a daily basis, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends (other than exempt-interest dividends), interest and certain capital gains are generally taken into account in computing a shareholder’s net investment income.

A Fund’s dividends and other distributions are generally treated as received by shareholders when they are paid. However, if any dividend or other distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or other distribution will be treated as received by each shareholder on December 31 of the year in which it was declared.

After the end of the year, the Funds will provide you with information about the dividends and distributions you received and any redemptions of shares during the previous year.

If you are neither a citizen nor a resident of the United States, certain dividends that you receive from a Fund may be subject to federal withholding tax. To the extent that a Fund’s distributions consist of ordinary dividends or other payments that are subject to withholding, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Most distributions from the California Tax Exempt Bond Fund and the Muni High Income Fund are expected to be exempt-interest dividends, which are not subject to such withholding. Ordinary dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and original issue discount and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss.

If you do not provide the Funds with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds (except for proceeds from redemptions of Government Money Fund shares), dividends (including exempt-interest dividends), and other distributions. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. The backup withholding rate is currently 24%.

More information about taxes is contained in the Funds’ SAI.

Supplemental tax reporting information concerning the City National Rochdale Funds is posted online at www.citynationalrochdalefunds.com under the “Important Tax Information” tab.

CITY NATIONAL ROCHDALE FUNDS | PAGE 93

financial highlights

The following financial highlights tables are intended to help you understand the Funds’ financial performance. Information for the year or periods indicated below, except as described hereafter, has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements are included in the Funds’ 2020 Annual Report (available upon request; see the back cover of this Prospectus). Information presented in the financial highlights tables is for a single City National Rochdale Fund share outstanding throughout the year or period shown. The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

CITY NATIONAL ROCHDALE FUNDS | PAGE 94

financial highlights/consolidated financial highlights
For a Share Outstanding Throughout Each Year For the year ended September 30,

	Net Asset Value Beginning of Year	Net Investment Income†		Net Realized and Unrealized Gains (Losses) on Securities†		Dividends from Net Investment Income	Distributions from Realized Capital Gains	Net Asset Value End of Year	Total Return‡	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets(1)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)	Portfolio Turnover Rate
City National Rochdale Government Money Market Fund
Class N (first offered on June 21, 1999)
2020	$1.00	$0.003		$0.001		$(0.004)	$—	$1.00	0.42%	$523,559	0.38%	0.27%	0.88%	—%
2019	1.00	0.016		0.000	*	(0.016)	—	1.00	1.58	220,083	0.76	1.55	0.87	—
2018	1.00	0.007		0.000	*	(0.007)	—	1.00	0.71	994,591	0.88	0.69	0.86	—
2017	1.00	0.001		0.000	*	(0.001)	—	1.00	0.06	1,099,005	0.60	0.05	0.86	—
2016	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.02	3,870,786	0.30	0.02	0.86	—
Class S (first offered on October 6, 1999)
2020	$1.00	$0.003		$0.000	*	$(0.003)	$—	$1.00	0.35%	$421,153	0.50%	0.31%	1.03%	—%
2019	1.00	0.014		0.000	*	(0.014)	—	1.00	1.43	285,778	0.91	1.43	1.02	—
2018	1.00	0.006		0.000	*	(0.006)	—	1.00	0.62	1,070,474	0.95	0.64	1.03	—
2017	1.00	0.001		0.000	*	(0.001)	—	1.00	0.06	841,246	0.67	0.06	1.06	—
2016	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.02	882,925	0.31	0.02	1.06	—
Servicing Class (first offered on April 3, 2000)^^
2020	$1.00	$0.005		$0.001		$(0.006)	$—	$1.00	0.57%	$3,216,095	0.31%	0.46%	0.57%	—%
2019	1.00	0.019		0.000	*	(0.019)	—	1.00	1.89	2,036,891	0.46	1.87	0.57	—
2018	1.00	0.011		0.000	*	(0.011)	—	1.00	1.11	2,942,980	0.46	1.12	0.56	—
2017	1.00	0.002		0.000	*	(0.002)	—	1.00	0.17	2,301,962	0.53	0.24	0.56	—
2016	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.02	981,967	0.31	0.02	0.56	—
City National Rochdale Government Bond Fund
Class N (first offered on April 13, 2000)
2020	$10.59	$0.08		$0.33		$(0.09)	$—	$10.91	3.90%	$2,890	1.03%	0.78%	1.50%	25%
2019	10.27	0.09		0.33		(0.10)	—	10.59	4.12	2,827	1.03	0.87	1.35	60
2018	10.49	0.07		(0.19)		(0.09)	(0.01)	10.27	(1.21)	1,984	1.03	0.72	1.25	14
2017	10.62	0.05		(0.12)		(0.05)	(0.01)	10.49	(0.68)	1,743	1.03	0.43	1.13	55
2016	10.60	0.03		0.03		(0.04)	—	10.62	0.58	1,453	1.03	0.33	1.08	37
Servicing Class (first offered on January 14, 2000)
2020	$10.57	$0.11		$0.33		$(0.12)	$—	$10.89	4.17%	$37,146	0.78%	1.04%	1.24%	25%
2019	10.26	0.11		0.33		(0.13)	—	10.57	4.28	40,675	0.78	1.10	1.11	60
2018	10.48	0.10		(0.20)		(0.11)	(0.01)	10.26	(0.98)	53,746	0.78	0.97	1.00	14
2017	10.60	0.07		(0.10)		(0.08)	(0.01)	10.48	(0.34)	56,911	0.78	0.68	0.88	55
2016	10.58	0.06		0.03		(0.07)	—	10.60	0.84	83,184	0.78	0.59	0.83	37
City National Rochdale Corporate Bond Fund
Class N (first offered on April 13, 2000)
2020	$10.53	$0.18		$0.26		$(0.18)	$—	$10.79	4.21%	$11,827	1.01%	1.66%	1.12%	35%
2019	10.20	0.21		0.33		(0.21)	—	10.53	5.36	8,947	1.01	2.04	1.06	21
2018	10.43	0.18		(0.24)		(0.17)	—	10.20	(0.55)	7,065	1.01	1.72	1.12	29
2017	10.52	0.16		(0.09)		(0.16)	—	10.43	0.68	5,626	1.01	1.53	1.13	26
2016	10.45	0.16		0.08		(0.15)	(0.02)	10.52	2.39	3,783	1.01	1.52	1.09	30
Servicing Class (first offered on January 14, 2000)
2020	$10.52	$0.20		$0.26		$(0.21)	$—	$10.77	4.38%	$121,827	0.76%	1.93%	0.87%	35%
2019	10.19	0.24		0.33		(0.24)	—	10.52	5.63	124,710	0.76	2.30	0.81	21
2018	10.41	0.20		(0.22)		(0.20)	—	10.19	(0.22)	132,532	0.76	1.95	0.87	29
2017	10.51	0.19		(0.10)		(0.19)	—	10.41	0.84	131,477	0.76	1.79	0.88	26
2016	10.44	0.18		0.09		(0.18)	(0.02)	10.51	2.69	124,717	0.76	1.75	0.84	30

*	Amount represents less than $0.001.
†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^^	Effective November 28, 2012, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.
(1)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

CITY NATIONAL ROCHDALE FUNDS | PAGE 95

financial highlights
For a Share Outstanding Throughout Each Year For the year ended September 30,

	Net Asset Value Beginning of Year	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distributions from Realized Capital Gains		Net Asset Value End of Year	Total Return‡	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)		Portfolio Turnover Rate
City National Rochdale California Tax Exempt Bond Fund
Class N (first offered on April 13, 2000)
2020	$10.80	$0.12	$0.16	$(0.12)	$—		$10.96	2.65%	$7,417	0.88%		1.14%	1.10%		23%
2019	10.43	0.14	0.37	(0.14)	—		10.80	4.90	8,185	0.88		1.29	1.06		24
2018	10.64	0.13	(0.21)	(0.13)	—		10.43	(0.78)	7,760	0.88		1.21	1.08		26
2017	10.82	0.12	(0.12)	(0.12)	(0.06)		10.64	0.05	9,344	0.88		1.11	1.05		45
2016	10.71	0.12	0.11	(0.12)	—	^^	10.82	2.20	7,444	0.88		1.14	0.99		25
Servicing Class (first offered on January 14, 2000)
2020	$10.77	$0.15	$0.16	$(0.15)	$—		$10.93	2.91%	$70,935	0.63%		1.40%	0.86%		23%
2019	10.40	0.16	0.37	(0.16)	—		10.77	5.17	77,045	0.63		1.55	0.81		24
2018	10.61	0.15	(0.21)	(0.15)	—		10.40	(0.53)	78,830	0.63		1.46	0.83		3
2017	10.79	0.14	(0.12)	(0.14)	(0.06)		10.61	0.31	80,435	0.63		1.36	0.80		45
2016	10.68	0.15	0.11	(0.15)	—	^^	10.79	2.48	90,694	0.63		1.39	0.74		25
City National Rochdale Municipal High Income Fund
Class N (first offered on December 30, 2013)
2020	$10.95	$0.35	$(0.34)	$(0.35)	$—		$10.61	0.17%	$1,053,948	1.08%		3.33%	1.08%		45%
2019	10.57	0.38	0.39	(0.39)	—		10.95	7.47	894,519	1.08		3.60	1.08		33
2018	10.76	0.40	(0.22)	(0.37)	—		10.57	1.73	754,819	1.07		3.76	1.07		24
2017	11.14	0.38	(0.38)	(0.38)	—		10.76	0.16	686,922	1.07		3.62	1.07		50
2016	10.67	0.41	0.46	(0.40)	—	^^	11.14	8.34	595,221	1.04		3.76	1.04		28
Servicing Class (first offered on December 30, 2013)
2020	$10.95	$0.38	$(0.33)	$(0.38)	$—		$10.62	0.52%	$608,688	0.83%		3.58%	0.83%		45%
2019	10.57	0.41	0.39	(0.42)	—		10.95	7.74	570,401	0.83		3.85	0.83		33
2018	10.77	0.43	(0.23)	(0.40)	—		10.57	1.89	511,454	0.82		4.01	0.82		24
2017	11.14	0.41	(0.37)	(0.41)	—		10.77	0.50	489,095	0.83		3.87	0.83		50
2016	10.68	0.44	0.45	(0.43)	—	^^	11.14	8.50	443,830	0.79		4.01	0.79		28
City National Rochdale Intermediate Fixed Income Fund
Institutional Class (first offered on December 20, 2013)
2020	$26.52	$0.62	$1.06	$(0.63)	$—		$27.57	6.45%	$5,609	0.51%		2.31%	0.66%		49%
2019	25.33	0.68	1.24	(0.73)	—		26.52	7.66	4,359	0.51		2.61	0.58		35
2018	26.18	0.63	(0.81)	(0.67)	—		25.33	(0.70)	4,528	0.51		2.45	0.55		30
2017	26.56	0.64	(0.38)	(0.64)	—		26.18	1.02	4,589	0.51		2.43	0.53		2
2016	26.12	0.63	0.45	(0.64)	—		26.56	4.20	7,249	0.51		2.38	0.51		25
Class N (first offered on December 31, 1999)
2020	$26.52	$0.49	$1.07	$(0.50)	$—		$27.58	5.95%	$99,695	1.01%		1.83%	1.15%		49%
2019	25.33	0.55	1.23	(0.59)	—		26.52	7.11	114,655	1.01		2.13	1.08		35
2018	26.17	0.50	(0.81)	(0.53)	—		25.33	(1.18)	179,392	1.01		1.95	1.05		30
2017	26.56	0.51	(0.39)	(0.51)	—		26.17	0.48	241,891	1.01		1.95	1.03		2
2016	26.11	0.50	0.46	(0.51)	—		26.56	3.72	253,083	1.01		1.90	1.01		25
City National Rochdale Fixed Income Opportunities Fund (Consolidated)
Class N (first offered on July 1, 2009)
2020	$24.22	$1.53	$(1.83)	$(1.35)	$—		$22.57	(0.94)%	$3,739,101	1.10	%(5)	6.66%	1.11	%(5)	143%
2019	24.72	1.36	(0.45)	(1.41)	—		24.22	3.83	3,416,111	1.09	(5)	5.53	1.10	(5)	180
2018	25.81	1.19	(0.92)	(1.36)	—		24.72	1.09	3,002,607	1.09	(4)	4.65	1.09	(4)	162
2017	25.36	1.30	0.67	(1.52)	—		25.81	7.99	2,740,248	1.10	(1)(3)	5.04	1.09	(3)	140
2016	25.22	1.28	0.65	(1.79)	—		25.36	8.04	2,162,580	1.10	(2)	5.15	1.10	(2)	124

†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^^	Amount represents less than $0.01.
(1)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(2)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.09%, respectively.
(3)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.08%, respectively
(4)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.09%, respectively.
(5)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.09%, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

CITY NATIONAL ROCHDALE FUNDS | PAGE 96

financial highlights
For a Share Outstanding Throughout Each Year or Period For the year ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Redemption Fees		Distributions from Return of Capital		Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
City National Rochdale Short Term Emerging Markets Debt Fund
Class Y (first offered on May 14, 2019)
2020	$9.71	$0.91	$(1.03)	$(0.87)	$(0.04)	$—	(3)	$(0.13)		$8.55	(1.16)%	$257,398	0.92%	10.00%	0.93%	129%
2019	10.00	0.24	(0.30)	(0.23)	—	—		—		9.71	(0.61)	221,112	0.98	6.41	1.01	121
City National Rochdale Dividend & Income Fund
Class N (first offered on June 1, 1999)
2020	$41.01	$0.73	$(4.73)	$(0.79)	$(0.36)	$—		$(0.34)		$35.52	(9.80)%	$222,097	1.15%	1.95%	1.15%	20%
2019	39.32	0.93	3.18	(1.12)	(1.30)	—		—		41.01	11.25	247,154	1.14	2.40	1.14	3
2018	40.40	1.10	0.12	(1.12)	(1.18)	—		—		39.32	3.10	239,439	1.14	2.79	1.14	10
2017	39.68	0.94	0.90	(1.12)	—	—		—		40.40	4.66	253,209	1.13	2.33	1.13	15
2016	34.22	0.94	5.67	(0.97)	(0.03)	—		(0.15)		39.68	19.50	236,957	1.11	2.49	1.12	5
City National Rochdale U.S. Core Equity Fund
Institutional Class (first offered on December 3, 2012)
2020	$19.32	$0.10	$2.21	$(0.14)	$(0.50)	$—		$—	^	$20.99	12.20%	$5,633	0.56%	0.52%	0.56%	14%
2019	18.21	0.20	1.79	(0.19)	(0.69)	—		—		19.32	12.01	443	0.52	1.07	0.52	22
2018	15.83	0.17	2.60	(0.18)	(0.21)	—		—		18.21	17.71	34	0.52	0.97	0.52	18
2017	14.00	0.17	2.43	(0.17)	(0.60)	—		—		15.83	19.40	17	0.53	1.19	0.53	25
2016	13.04	0.13	1.07	(0.15)	(0.09)	—		—		14.00	9.25	14	0.52	0.93	0.52	31
Class N (first offered on December 3, 2012)
2020	$19.10	$0.05	$2.14	$(0.06)	$(0.50)	$—		$—	^	$20.73	11.64%	$171,355	1.04%	0.26%	1.04%	14%
2019	18.01	0.10	1.78	(0.10)	(0.69)	—		—		19.10	11.49	157,700	1.02	0.57	1.02	22
2018	15.66	0.09	2.56	(0.09)	(0.21)	—		—		18.01	17.12	146,533	1.02	0.51	1.02	18
2017	13.86	0.10	2.40	(0.10)	(0.60)	—		—		15.66	18.81	127,086	1.03	0.70	1.03	25
2016	12.92	0.08	1.03	(0.08)	(0.09)	—		—		13.86	8.63	108,807	1.02	0.58	1.02	31
Servicing Class (first offered on December 3, 2012)
2020	$19.13	$0.10	$2.14	$(0.10)	$(0.50)	$—		$—	^	$20.77	11.91%	$155,403	0.78%	0.52%	0.78%	14%
2019	18.04	0.15	1.77	(0.14)	(0.69)	—		—		19.13	11.74	164,894	0.77	0.83	0.77	22
2018	15.69	0.13	2.56	(0.13)	(0.21)	—		—		18.04	17.38	154,589	0.77	0.76	0.77	18
2017	13.88	0.14	2.40	(0.13)	(0.60)	—		—		15.69	19.14	130,372	0.78	0.95	0.78	25
2016	12.93	0.11	1.04	(0.11)	(0.09)	—		—		13.88	8.97	111,013	0.77	0.83	0.77	31

†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.01 per share.
(1)	Annualized for periods less than one year.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(3)	See Note 2 for Redemption Fees

Amounts designated as “—” are either $0 or have been rounded to $0.

CITY NATIONAL ROCHDALE FUNDS | PAGE 97

important terms to know

7-Day Yield — the dividend and interest earned by a Fund, and paid out during the seven-day period, minus any management fees incurred during those seven days.

30-Day SEC Yield — a standard yield calculation developed by the SEC, which reflects the dividends and interest earned by a Fund during a 30-day period, after the deduction of the Fund’s expenses.

Duration — a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.

Effective Yield — the interest rate, compounded weekly, you would receive if you kept your investment in a Fund for a year.

Liquidity — the ability to turn investments into cash.

Quality — the credit rating given to a security by a nationally recognized statistical rating organization.

Yield — the interest rate you would receive if you kept your investment in a Fund for a year. It is based on the current interest rate for a trailing seven-day period.

Bloomberg Barclays CA Intermediate-Short Municipal Index — an index comprised of California state-specific municipal issues which have a fixed rate coupon, have between one and ten years to maturity, an investment grade rating from Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“Standard & Poor’s”) Baa3/BBB- or better, and are publicly registered. The individual issues must also have at least $7 million par outstanding and be part of a deal of $50 million or more. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

Bloomberg Barclays Emerging Markets High Yield Index — an index that includes U.S.-dollar denominated debt of sovereign, quasi-sovereign and corporate issuers in emerging market countries.

Bloomberg Barclays Multiverse Total Return Index Value Hedged USD — an index that provides a broad based measure of the global fixed income bond market. The index is the union of the Bloomberg Barclays Global Aggregate Index and the Bloomberg Barclays Global High Yield Index.

Bloomberg Barclays U.S. 1-5 Year Government Bond Index — an index that includes U.S. Treasury and agency securities with remaining maturities of one to five years.

Bloomberg Barclays U.S. Aggregate Bond Index — an index generally representing fixed-rate, investment-grade government bonds, corporate debt securities, mortgage-backed securities, and asset-backed securities with minimum maturity dates of at least one year.

Bloomberg Barclays U.S. Corporate 1-5 A3 or Higher, 2% Issuer Constrained Index — an index comprised of fixed income securities issued by corporations which have between one and five years to maturity, with a rating of A3 or higher.

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index — a total return index comprised of investment grade corporate debt issues as well as debt issues of U.S. Government agencies and the U.S. Treasury. All debt issues maintain maturities within a range of one to ten years.

BofA Merrill Lynch Core Fixed Rate Preferred Securities Index — an index designed to track the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market.

Dow Jones U.S. Select Dividend Index — an index comprised of 100 stocks selected by dividend yield, subject to screens for dividend-per-share growth rate, dividend payout ratio and average daily dollar trading volume.

MSCI U.S. REIT Index — a free float-adjusted index that is designed to measure U.S. real estate investment trust (REIT) market performance. The index represents approximately 85% of the U.S. REIT universe.

S&P 500 Index — a broad market-weighted average of U.S. blue-chip companies.

S&P Global LeveragedLoan Index — an index designed to measure the performance of the global senior loan market. This fixed-weight index is 75% weighted in the S&P/LSTA Leveraged Loan Index and 25% weighted in the S&P European Leveraged Loan Index.

S&P Municipal Yield Index — an index that provides a measure of an investing strategy that allocates a specific percentage to bonds rated both above and below investment grade.

ICE BofA Merrill Lynch 0-1 Year Emerging Markets Corporate Plus Index — an index designed to track the performance of U.S. dollar and Euro denominated emerging markets non-sovereign debt publicly issued within the major domestic and Eurobond markets. To qualify for inclusion in the index, the issuer of debt must have risk exposure to countries other than members of the FX G10 (United States, Japan, New Zealand, Australia, Canada, Sweden, United Kingdom, Switzerland, Norway, and Euro Currency Members), all Western European countries, and territories of the United States and Western European countries.

CITY NATIONAL ROCHDALE FUNDS | PAGE 98

notice of privacy principles

The City National Rochdale Funds and their affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. The Funds have adopted a Privacy Policy to guide our conduct when we collect, use, maintain or release nonpublic personal information from our shareholders and prospective shareholders. Certain information regarding the Privacy Policy is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. A Fund may obtain nonpublic personal information from and about its shareholders and prospective shareholders from different sources, including the following: (i) information we receive from shareholders and prospective shareholders directly or through their financial intermediaries, on subscription agreements, forms or other documents; (ii) information about shareholder transactions with the Fund, its affiliates, or others; (iii) information about a shareholder’s transactions with nonaffiliated third parties; (iv) information from or about a shareholder collected online; and (v) information we receive from a consumer reporting agency. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to, among other things, understand and better meet their financial needs and requests, administer and maintain their accounts, provide them with our products and services, anticipate their future needs, protect them and us from fraud or unauthorized transactions, and meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues and applicable affiliates to limit the availability of all shareholder information within their respective organizations to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

We generally limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction or a shareholder request for a product or service; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

We maintain physical, electronic, and procedural safeguards that are designed to guard all shareholder information. In addition, we educate all our colleagues about the Privacy Policy and their obligations to maintain confidentiality and privacy of shareholder information as summarized in this Notice and we take appropriate disciplinary measures to enforce these obligations.

A full copy of the Funds’ Privacy Policy is available upon request from the Fund. Should you have any questions regarding the Privacy Policy, please contact your investment professional or the Funds at (888) 889-0799.

CITY NATIONAL ROCHDALE FUNDS | PAGE 99

for more information

CITY NATIONAL ROCHDALE FUNDS

Additional information is available free of charge in the Statement of Additional Information (“SAI”) for the Funds. The SAI is incorporated by reference (legally considered part of this document). In the Annual Report for the Funds, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports, please visit the Funds’ web site at citynationalrochdalefunds.com or contact:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456
(888) 889-0799

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to shareholders at the same address that we reasonably believe are from the same family. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-209-1967 to request individual copies of these documents. Once a Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Reports and other information about the Funds may be obtained:

●	free of charge, on the EDGAR database on the SEC’s website at www.sec.gov; or

●	for a duplication fee, by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call (888) 889-0799.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

The Funds’ Investment Company Act file number: 811-07923.

CNR-PS-022-1800

City National Rochdale Government Money Market Fund

City National Rochdale Government Bond Fund

City National Rochdale Corporate Bond Fund

City National Rochdale California Tax Exempt Bond Fund

City National Rochdale Municipal High Income Fund

City National Rochdale Intermediate Fixed Income Fund

City National Rochdale Short Term Emerging Markets Debt Fund

City National Rochdale Fixed Income Opportunities Fund

City National Rochdale Dividend & Income Fund

City National Rochdale U.S. Core Equity Fund

STATEMENT OF ADDITIONAL INFORMATION

CITY NATIONAL ROCHDALE FUNDS

400 North Roxbury Drive, Beverly Hills, California 90210

CITY NATIONAL ROCHDALE GOVERNMENT MONEY MARKET FUND

Servicing Class (CNIXX)

Class N (CNGXX)

Class S (CNFXX)

CITY NATIONAL ROCHDALE GOVERNMENT BOND FUND

Institutional Class (CNIGX)

Servicing Class (CNBIX)

Class N (CGBAX)

CITY NATIONAL ROCHDALE CORPORATE BOND FUND

Servicing Class (CNCIX)

Class N (CCBAX)

CITY NATIONAL ROCHDALE CALIFORNIA TAX EXEMPT BOND FUND

Servicing Class (CNTIX)

Class N (CCTEX)

CITY NATIONAL ROCHDALE MUNICIPAL HIGH INCOME FUND

Servicing Class (CNRMX)

Class N (CNRNX)

CITY NATIONAL ROCHDALE INTERMEDIATE FIXED INCOME FUND

Institutional Class (CNIRX)

Class N (RIMCX)

CITY NATIONAL ROCHDALE SHORT TERM EMERGING MARKETS DEBT FUND

Class Y (CNRGX)

CITY NATIONAL ROCHDALE FIXED INCOME OPPORTUNITIES FUND

Class N (RIMOX)

CITY NATIONAL ROCHDALE DIVIDEND & INCOME FUND

Class N (RIMHX)

CITY NATIONAL ROCHDALE U.S. CORE EQUITY FUND

Institutional Class (CNRUX)

Servicing Class (CNRVX)

Class N (CNRWX)

January 31, 2021, as amended and restated June 14, 2021

Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank (“CNB”) or Royal Bank of Canada. Investing in mutual funds and other securities involves risks, including possible loss of principal.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated January 31, 2021, as amended and restated June 14, 2021, which may be amended from time to time (the “Prospectus”), for the City National Rochdale Government Money Market Fund (the “Government Money Fund”), the City National Rochdale Government Bond Fund (the “Government Bond Fund”), the City National Rochdale Corporate Bond Fund (the “Corporate Bond Fund”), the City National Rochdale California Tax Exempt Bond Fund (the “California Tax Exempt Bond Fund”), the City National Rochdale Municipal High Income Fund (the “Muni High Income Fund”), the City National Rochdale Short Term Emerging Markets Debt Fund (the “Short Term Emerging Markets Debt Fund”), the City National Rochdale Intermediate Fixed Income Fund (the “Intermediate Fixed Income Fund”), the City National Rochdale Fixed Income Opportunities Fund (the “Fixed Income Opportunities Fund”), the City National Rochdale Dividend & Income Fund (the “Dividend & Income Fund”) and the City National Rochdale U.S. Core Equity Fund (the “U.S. Core Equity Fund”).

The Dividend & Income Fund and the U.S. Core Equity Fund are referred to herein as the “Equity Funds.” The Government Bond Fund, the Corporate Bond Fund, the California Tax Exempt Bond Fund, the Muni High Income Fund, the Short Term Emerging Markets Debt Fund, the Intermediate Fixed Income Fund and the Fixed Income Opportunities Fund are referred to herein as the “Bond Funds.” The Equity Funds, the Bond Funds and the Government Money Fund are referred to herein as the “Funds.”

Each Fund is a series of City National Rochdale Funds (the “Trust”), an open-end, management investment company. Prior to September 10, 2013, the name of the Trust was “CNI Charter Funds.” Audited financial statements for each of the Funds contained in the Annual Report to Shareholders of the Trust for the fiscal year ended September 30, 2020, are incorporated herein by reference.

To obtain a free copy of the above-referenced Prospectus or Annual Report for the Trust, please call (888) 889-0799 or visit citynationalrochdalefunds.com.

TABLE OF CONTENTS

THE FUNDS	2
INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS	3
INVESTMENT RESTRICTIONS	58
MANAGEMENT OF THE TRUST	63
PORTFOLIO TRANSACTIONS	86
DISTRIBUTIONS AND TAXES	90
SHARE PRICE CALCULATION	105
DISTRIBUTION PLAN	107
SHAREHOLDER SERVICES AGREEMENT	109
Marketing and Support Payments	112
EXPENSES	113
CODES OF ETHICS	113
DISCLOSURE OF PORTFOLIO HOLDINGS	113
PROXY VOTING	115
GENERAL INFORMATION	115
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	117
PERFORMANCE INFORMATION	124
PURCHASE AND REDEMPTION OF SHARES	126
OTHER INFORMATION	128
FINANCIAL STATEMENTS	128
APPENDIX A – PROXY VOTING POLICIES	A-1
APPENDIX B – RATINGS OF INVESTMENT SECURITIES	B-1

THE FUNDS

The various classes of shares of each Fund were first offered on the following dates:

Fund	Institutional Class	Servicing Class	Class N	Class S	Class Y
Government Money Fund	N/A	4/3/00	6/21/99	10/6/99	N/A
Government Bond Fund	N/A	1/14/00	4/13/00	N/A	N/A
Corporate Bond Fund	N/A	1/14/00	4/13/00	N/A	N/A
California Tax Exempt Bond Fund	N/A	1/14/00	4/13/00	N/A	N/A
Muni High Income Fund	N/A	12/30/13	12/30/13	N/A	N/A
Short Term Emerging Markets Debt Fund	N/A	N/A	N/A	N/A	5/14/19
Intermediate Fixed Income Fund(1)	12/21/13	N/A	12/31/99	N/A	N/A
Fixed Income Opportunities Fund(1)	N/A	N/A	7/1/09	N/A	N/A
Dividend & Income Fund(1)	N/A	N/A	6/1/99	N/A	N/A
U.S. Core Equity Fund	12/3/12	12/3/12	12/3/12	N/A	N/A

(1)	For each of the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund and the Dividend & Income Fund, the inception dates shown above reflect the inception date of the corresponding share class of its Rochdale Predecessor Fund, as defined below.

Each of the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund and the Dividend & Income Fund commenced operations on March 29, 2013, the effective date of the acquisition by each such Fund of the assets and liabilities of each corresponding series (each a “Rochdale Predecessor Fund” and collectively the “Rochdale Predecessor Funds”) of Rochdale Investment Trust, a registered investment company organized on March 10, 1998, for which Rochdale Investment Management, LLC (“Rochdale”) served as investment adviser. Effective September 10, 2013, Rochdale changed its name to City National Rochdale, LLC (“City National Rochdale” or the “Adviser”). City National Rochdale is an affiliate of CNB. As of the date of the acquisition, all of the holders of issued and outstanding shares of each Rochdale Predecessor Fund received Class N shares of the corresponding Fund. Each of the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund and the Dividend & Income Fund has substantially similar investment objectives, policies and strategies as the corresponding Rochdale Predecessor Fund. As compared to the Funds, the Rochdale Predecessor Funds had a different board of trustees and some different service providers. In addition, the Rochdale Predecessor Funds’ fiscal year ended December 31, while the Funds’ fiscal year ends September 30. City National Rochdale also serves as investment adviser to the wholly-owned subsidiary of the Fixed Income Opportunities Fund.

City National Rochdale currently serves as investment adviser to each Fund. Prior to September 10, 2013, City National Asset Management, Inc. (“CNAM”), a wholly-owned subsidiary of CNB, served as investment adviser to the Government Money Fund, the Government Bond Fund, the Corporate Bond Fund, the California Tax Exempt Bond Fund and the U.S. Core Equity Fund as further described below under “Management of the Trust – Adviser.” Effective September 10, 2013, CNAM reorganized into City National Rochdale. References to the “Adviser” for periods before September 10, 2013, refer to CNAM with respect to the Government Money Fund, the Government Bond Fund, the Corporate Bond Fund, the California Tax Exempt Bond Fund and the U.S. Core Equity Fund, and refer to Rochdale with respect to the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund and the Dividend & Income Fund.

Effective January 31, 2008, the then-existing Class A shares of the Funds were redesignated as Class N shares. There were no changes to the rights, fees or expenses of the Class A shares or services provided to Class A shareholders in connection with the change of designation to Class N.

Effective December 19, 2011, the then-existing Institutional Class shares of each of the Government Bond Fund, the Corporate Bond Fund and the California Tax Exempt Bond Fund were redesignated as Servicing Class shares. There were no changes to the rights, fees or expenses of the Institutional Class shares or services provided to Institutional Class shareholders in connection with the change of designation to Servicing Class.

Effective November 28, 2012, the then-existing Institutional Class shares of the Government Money Fund were redesignated as Servicing Class shares. There were no changes to the rights, fees or expenses of the Institutional Class shares or services provided to Institutional Class shareholders in connection with the change of designation to Servicing Class.

On September 17, 2013, the Board of Trustees of the Trust approved the reorganization of the City National Rochdale Full Maturity Fund (the “Full Maturity Fund”) into the Intermediate Fixed Income Fund series of the Trust (the “Full Maturity Fund Reorganization”) and the reorganization of the City National Rochdale Diversified Equity Fund (the “Diversified Equity Fund”) into the U.S. Core Equity Fund (the “Diversified Fund Reorganization”). The shareholders of the Full Maturity Fund approved the Full Maturity Fund Reorganization and the Full Maturity Fund Reorganization closed on December 20, 2013. The Shareholders of the Diversified Equity Fund approved the Diversified Fund Reorganization and the Diversified Fund Reorganization closed on March 21, 2014.

Each Fund (other than the California Tax Exempt Bond Fund) is a diversified fund, which means that it may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer and in not more than 10% of the outstanding voting securities of an issuer. These limits do not apply to cash, Government securities, and securities of other investment companies. The California Tax Exempt Bond Fund is a non-diversified fund, which means it is not subject to the diversification requirements described above. However, the California Tax Exempt Bond Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

As the investment adviser to the Fixed Income Opportunities Fund and Short Term Emerging Markets Debt Fund, City National Rochdale allocates all or portions of those Funds’ assets among one or more of Alcentra Limited (“Alcentra”), Alcentra NY, LLC (“Alcentra NY”), AllFinancial Partners II, LLC (“AllFinancial”), Ashmore Investment Management Limited (“Ashmore”), Federated Investment Management Company (“Federated”), GML Capital LLP (“GML”) and Seix Investment Advisors LLC (“Seix”) (each a “Sub-Adviser” and collectively the “Sub-Advisers”), respectively. Each of the Sub-Advisers serves as a sub-adviser to one or more Funds, as described more fully below.

INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS

The Prospectus describes the principal and material non-principal strategies and risks of investing in each Fund. This SAI provides additional information about the Funds’ principal strategies and risks and further describes non-principal strategies and risks of the Funds that an investor should also consider.

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis that began in 2007; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; pandemics, epidemics and other similar circumstances in one or more countries or regions; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. In times of market volatility or dramatic reductions in trading activity, among other issues, it is difficult for a Fund to properly value its investments and a Fund may not be able to purchase or sell an investment at an attractive price, if at all. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

GOVERNMENT MONEY FUND

Government Money Fund. The Fund invests at least 99.5% of its total assets in cash, U.S. Treasury securities and other government securities guaranteed or issued by an agency or instrumentality of the U.S. Government, and/or repurchase agreements that are fully collateralized by cash or government securities. In addition, it is a fundamental policy of the Fund to invest, under normal conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Government securities and/or repurchase agreements that are fully collateralized by government securities.

Money Market Fund Risks. The Government Money Fund will invest in securities which the Adviser has determined, according to procedures approved by the Board and factors set forth under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), to present minimal credit risk. The procedures and guidelines approved by the Board are intended to enable the Adviser to minimize the credit risk with respect to the securities in the Government Money Fund’s portfolio, but there can be no absolute assurance that the Adviser will be successful in this regard. If issuer defaults nevertheless occur representing a sufficiently large portion of the Government Money Fund’s portfolio, the Fund may be unable to maintain a stable net asset value of $1.00 per share.

CALIFORNIA TAX EXEMPT BOND FUND

The California Tax Exempt Bond Fund invests in obligations either issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, including industrial development bonds, as well as obligations of certain agencies and instrumentalities of the U.S. Government – in each case that pay interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax (“Municipal Securities”) or exempt from federal and California personal income tax (“California Municipal Securities”). Thus, this Fund generally will have a lower return than if it primarily purchases higher yielding taxable securities. Generally, the value of the Municipal Securities and California Municipal Securities held by this Fund will fluctuate inversely with interest rates.

The California Tax Exempt Bond Fund is a “non-diversified” investment company under the 1940 Act. However, the Fund is subject to diversification requirements under the Code, which means that, with respect to 50% of its total assets, it may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government). The balance of its total assets may be invested in as few as two issuers. Thus, up to 25% of the Fund’s total assets may be invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) the assets and revenues of which back the security, or, with respect to an industrial development bond, that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security also may be considered to be an issuer in connection with such guarantee. By investing in a portfolio of municipal securities, a shareholder in the California Tax Exempt Bond Fund enjoys greater diversification than an investor holding a single municipal security. The investment return on a non-diversified portfolio, however, typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. If the financial condition or market assessment of certain issuers changes, this Fund’s policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of its portfolio to a greater extent than if its portfolio were fully diversified.

INVESTMENTS

Investments by the Funds may include the following types of securities. With respect to the Fixed Income Opportunities Fund and any Fund that invests in Underlying Funds (as defined below), references in this section to investments by a Fund include the Fund’s “direct” investments as well as its “indirect” investments (i.e., investments by the Underlying Fund or by the wholly- owned subsidiary of the Fixed Income Opportunities Fund, as applicable).

Asset-Backed Commercial Paper. The Fixed Income Opportunities Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in asset-backed commercial paper (“ABCP”) and other Eligible Securities (as that term is defined below). ABCP is issued by structured investment vehicles or other conduits, and typically has an original term to maturity of up to 270 days. Payment is supported by cash flows from large pools of assets with large numbers of revolving obligors, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. The structured investment vehicles or other conduits issuing the ABCP are sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities.

The credit quality of most ABCP depends primarily on the credit quality of the underlying assets, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities. Payments or distributions of principal and interest on ABCP depend primarily on the cash collections received from the underlying asset portfolio and the conduit’s ability to issue new ABCP. A fund investing in such securities may incur losses in the event or credit or market value deterioration in the underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from such risks, payment may also be supported with various protections such as credit enhancements, liquidity support, various forms of cash collateral accounts or letters of credit, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default.

Asset-Backed Securities. The Corporate Bond Fund, Intermediate Fixed Income Fund, and Fixed Income Opportunities Fund will (as a principal investment strategy) and all of the other Funds may (as a non-principal investment strategy) invest in asset-backed securities. These types of securities represent a direct or indirect participation in, or are secured by and payable from, cash flows from pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements.

Payment of principal and interest on asset-back securities may largely depend upon the cash flows generated by the assets backing the securities. In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Credit support for asset-backed securities may be based on the underlying assets or credit enhancements provided by a third party. Credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Asset-backed securities are subject to the risk of prepayment. Prepayments of principal of asset-backed securities affect the average life of the asset-backed securities in a Fund’s portfolio. Prepayments are affected by the level of interest rates and other factors, including general economic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the Fund’s yield. Thus, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates.

The values of asset-backed securities are affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and the exhaustion of any credit enhancement. In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Asset backed securities may present certain risks not relevant to mortgage-backed securities. Assets underlying asset-backed securities such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

Asset-backed securities are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities, which may result in difficulty in valuing asset-backed securities.

Bank Loans. The Intermediate Fixed Income Fund and the Fixed Income Opportunities Fund may invest in bank loans as a principal investment strategy. Fixed income assets, including bank loans, pay fixed, variable or floating rates of interest. The value of such assets will change in response to fluctuations in market spreads and interest rates. In particular, a decline in the level of the London Interbank Offered Rate (“LIBOR”) or any other applicable floating rate index could reduce the interest payments that a Fund receives with respect to such investments. In addition, the value of certain fixed-income assets can decrease in response to changes or perceptions of changes in issuers’ creditworthiness, foreign exchange rates, political stability or soundness of economic policies, among other considerations.

The purchase and sale of bank loans are subject to the terms and conditions of the underlying credit agreements, which may substantially limit the number of purchasers that may be eligible to purchase such bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result of these limitations, bank loans may have relatively less liquidity than other types of fixed income assets, and a Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments. The Fixed Income Opportunities Fund may invest in U.S. and non-U.S. bank loans.

Loans and other forms of indebtedness may be structured such that they are not securities under securities laws. As such, it is unclear whether loans and other forms of direct indebtedness offer securities law protections, such as those against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no assurance that fraud or misrepresentation will not occur with respect to the loans and other investments in which a Fund invests, the Funds rely on the Adviser or relevant Sub-Adviser’s research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect a Fund.

Bank Obligations. The Intermediate Fixed Income Fund and the Fixed Income Opportunities Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in all types of bank obligations, including bank notes, bank loans, bankers’ acceptances, certificates of deposit, and interest-bearing time or other interest-bearing deposits in commercial or savings banks. Bank notes are unsecured promissory notes representing debt obligations that are issued by banks in large denominations. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by commercial banks. Bankers’ acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less. A certificate of deposit (a “CD”) is an interest-bearing instrument with a specific maturity. CDs are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Certificates of deposit and time deposits with penalties for early withdrawal will be considered illiquid.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each held by the fund) and are subject to the federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

The purchase and sale of bank loans are subject to the terms and conditions of the underlying credit agreements, which may substantially limit the number of purchasers that may be eligible to purchase such bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result of these limitations, the bank loans may have relatively less liquidity than other types of fixed income assets, and a Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

Borrowing Policy. The Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Short Term Emerging Markets Debt Fund and the Dividend & Income Fund may borrow money as permitted by Section 18 of the 1940 Act and the rules and regulations thereunder, which limit a Fund to borrowing in an amount up to 33 1/3% of the value of the Fund’s total assets. The Fixed Income Opportunities Fund, together with its subsidiary, complies with the requirements of Section 18 on an aggregate basis. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis will not be deemed the borrowing of money. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of a Fund will increase more when such Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.

The Government Money Fund, the Bond Funds (other than the Short Term Emerging Markets Debt Fund, the Fixed Income Opportunities Fund and the Intermediate Fixed Income Fund) and the U.S. Core Equity Fund may not borrow money except as a temporary measure for extraordinary purposes or for ordinary needs for overdraft protection, and then only in an amount up to 33 1/3% of the value of each Fund’s total assets in order to meet redemption requests without immediately selling any portfolio securities. The Trust has entered into a line of credit agreement with the Trust’s custodian for this purpose. A Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

California Municipal Securities. Because the California Tax Exempt Bond Fund invests primarily in California Municipal Securities, the value of their portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of California and its municipalities, authorities, and other instrumentalities that issue such securities, and will be more susceptible to developments adversely affecting issuers of California securities than a fund that does not concentrate its investments in a single state. The information below constitutes only a brief summary and does not purport to be a complete description of risk factors relating to California debt obligations. Certain information is drawn from official statements relating to securities offerings of the State of California and various local agencies in California available as of the date of this SAI and is subject to change. The Fund assumes no obligation to independently verify or update this information.

Many factors, including both state and national economic, political, regulatory, social and environmental policies and conditions, which are not within the control of the issuers of state related bonds, could have an adverse impact on the financial condition of the state, its various agencies and political subdivisions, as well as other municipal issuers in California. A variety of events, such as tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California’s municipal issuers may have an adverse impact on a Fund. In addition, natural disasters, such as earthquakes and droughts, may have an adverse effect on the state’s economy.

California’s economy and general financial condition affect the ability of state and local governments to raise revenues to make timely payments on their obligations. Events such as budgetary problems at the state level, fiscal weakness or an overall slowdown in the California economy could adversely impact a Fund. Such events can negatively impact the state’s credit rating, make it more expensive for the state to borrow money, and impact municipal issuers’ ability to pay their obligations. Such events could also heighten the risk that prices of debt obligations purchased by a Fund, and a Fund’s net asset value, will experience greater volatility.

California is the most populous state in the nation and has a diverse economy. Major employers include the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors. However, certain of California’s significant industries are sensitive to economic disruptions in their export markets. The state’s rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in the housing market or U.S. stock market prices could adversely affect California’s economy by reducing household spending and business investment, particularly in the high technology sector. Moreover, a large and increasing share of the State of California’s General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets.

Future California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could have an adverse effect on the debt obligations of California issuers. The initiative process is used quite often in California, resulting in numerous initiative items on the ballot for most state and many local elections, any of which could affect the ability of municipal issuers to pay their obligations. For example, revenue and expenditure limitations adopted by California voters, such as Propositions 13 (limiting ad valorem taxes on real property and restricting local taxing entities’ ability to raise real property taxes) and 218 (limiting local governments’ ability to impose “property related” fees, assessments and taxes) have constrained local governments’ ability to raise revenue, consequently raising concerns about whether municipalities have sufficient revenue to pay their debt obligations.

While the portfolio managers of each Fund try to reduce risks by investing in a diversified portfolio of securities, including state related bonds, it is not possible to predict the extent to which any or all of the factors described above will affect the ability of the state or other municipal issuers to pay interest or principal on their bonds or the ability of such bonds to maintain market value or marketability.

Collateralized Debt Obligations. The Fixed Income Opportunities Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in collateralized debt obligations (“CDOs”), which are securitized interests in pools of assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Commercial Paper and Other Short-Term Corporate Obligations. The Corporate Bond Fund, the California Tax Exempt Bond Fund and Intermediate Fixed Income Fund (as a principal investment strategy) and the Government Money Fund, the remaining Bond Funds and the Dividend & Income Fund (as a non-principal investment strategy) may invest in commercial paper. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. Other short-term corporate obligations include variable amount master demand notes, which are obligations that permit a Fund to invest at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. The value of commercial paper and other securities in the Funds’ portfolios may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner. Such obligations frequently are not rated by credit rating agencies.

Concentration. None of the Funds may concentrate (i.e., invest more than 25% of a Fund’s net assets) in any industry or group of industries, except that a Fund (other than the Intermediate Fixed Income Fund and the Dividend & Income Fund) may invest more than 25% of its net assets in the securities of other registered investment companies and each Fund may invest more than 25% of its net assets in securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Additionally, the Fixed Income Opportunities Fund may invest more than 25% of its net assets in repurchase agreements secured by obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Convertible Securities and Warrants. The Short Term Emerging Markets Debt Fund may (as a principal investment strategy) invest in convertible securities, and the remaining Bond Funds and the Equity Funds may (as a non-principal investment strategy) invest in convertible securities and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price or stated rate within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Corporate Bonds. The Corporate Bond Fund, the Short Term Emerging Markets Debt Fund, the Intermediate Fixed Income Fund and the Fixed Income Opportunities Fund (as a principal investment strategy) and the remaining Bond Funds and the Equity Funds (as a non-principal investment strategy) may invest in corporate bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay bondholders interest and to repay the principal amount of the bond or note.

Credit Linked Notes. The Fixed Income Opportunities Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in credit linked notes (“CLNs”), which are a type of hybrid instrument in which a special purpose entity (the “Note Issuer”) issues a structured note that is in general intended to replicate a single bond, a portfolio of bonds, or with respect to the unsecured credit of an issuer (the “Reference Instrument”). The purchaser of a CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Instrument. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Instrument nor a restructuring of the issuer of the Reference Instrument (a “Restructuring Event”) or (ii) the value of the Reference Instrument, if an Event of Default or Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Instrument in the event of an Event of Default or a Restructuring Event. Most CLNs use a corporate bond (or a portfolio of corporate bonds) as the Reference Instrument(s). However, almost any type of fixed income security (including foreign government securities) or derivative contract (such as a credit default swap) can be used as the Reference Instrument.

Cybersecurity Risk. Investment companies, such as the Trust, and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting the Funds or its service providers, including the Adviser, the Sub-Advisers, the Funds’ custodian, the Funds’ transfer agent, any intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their net asset values, cause the release of private shareholder information or confidential company information, impede trading, subject the Funds to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such portfolio companies to lose value.

Derivatives. The Short Term Emerging Markets Debt Fund may use various types of derivatives (“Financial Instruments”) as a principal investment strategy, and certain Funds may use various types of Financial Instruments as non-principal investment strategies for various reasons, including as a substitute for other investments, to attempt to enhance a portfolio’s total return or yield, or to hedge or otherwise alter the investment characteristics of a portfolio. Except as otherwise provided in its prospectus, this SAI or by applicable law, each such Fund may purchase and sell any type of Financial Instrument, including those which may become available in the future as the Adviser or a Sub-Adviser develops new techniques and as new Financial Instruments or other techniques are developed. As with any other investment or investment technique, any such Fund may choose not to make use of derivatives for a variety of reasons (including cost considerations), and there can be no assurance that any derivatives strategy employed will be successful.

The regulation of commodity and derivatives markets and transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), signed into law in 2010, granted significant authority to the Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) which, following an implementation period, will replace existing SEC and staff guidance with an updated, comprehensive framework for registered investment companies’ use of derivatives. Among other changes, the Derivatives Rule will require an investment company to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These new requirements will apply unless a Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. Complying with the Derivatives Rule may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Derivatives, Generally. Certain additional risk factors related to derivatives are discussed below:

Counterparty Risk. Counterparty risk with respect to over-the-counter (“OTC”) derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and credit default index swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Each Fund will hold cleared derivatives through accounts at clearing members, which are futures commission merchants that are members of the clearing houses and which have the appropriate regulatory approvals to engage in swap transactions. A Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser or Sub-Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Futures and Options on Futures. The Bond Funds and the Equity Funds may invest in futures contracts and options on futures contracts as a non-principal investment strategy. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain; if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations. These Funds may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. These Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when one of the Funds invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations, or increases in initial margin requirements, may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.

The Funds may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return. No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked-to-market”). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.

Futures and options on futures are regulated by the CFTC. The Adviser has claimed an exclusion from the definition of “commodity pool operator” and the relevant Sub-Advisers have claimed exemption from the definition of “commodity trading advisor” under the Commodity Exchange Act, and therefore none of them is subject to registration or regulation as a commodity pool operator or commodity trading advisor, as applicable, under the Act, in connection with their management of the Funds’ assets. Under amendments to the exemption provided under CFTC Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions). In the future, if a Fund’s use of futures, options as futures, or swaps requires the Adviser to register as a commodity pool operator with the CFTC, the Adviser will do so at that time.

Inverse Floaters. The Funds may as a non-principal investment strategy invest in municipal securities the interest rates of which bear an inverse relationship to the interest rate on another security or the value of an index (“Inverse Floaters”). An investment in Inverse Floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the Inverse Floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse Floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline.

Options on Securities, Securities Indices and Currencies. The Bond Funds and the Equity Funds may as a non-principal investment strategy purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolio and on any securities index based in whole or in part on securities in which that Fund may invest. These Funds also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

Each of these Funds normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. Each of these Funds normally will purchase put options in anticipation of a decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle a Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period. Puts and calls on indices are similar to puts and calls on securities, except that all settlements are in cash and gain or loss depends on changes in the index and the amount of cash is equal to the difference between the closing price of the index and the exercise price times a specified multiple which determines the total dollar value for each point of such difference.

Each of these Funds may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although these Funds do not currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund’s giving another party, in return for a premium, the right to buy specified securities owned by that Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund’s ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction. A covered put option gives the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to “cover” put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund’s total assets.

Options on indices may, depending on circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a Fund to enter into any closing transaction.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds’ option orders.

Over-the-Counter Derivatives Transactions. The Dodd-Frank Act created a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser or Sub-Adviser and verified in appropriate cases. As bilateral OTC transactions are made directly with dealers, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third-party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which a Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. Each Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for a Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as a Fund that execute derivatives contracts through an SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, a Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. The Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a Fund. In general, the use of Financial Instruments may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a Fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

•	Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon an adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency. Even if the adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

•	A Fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a Fund’s position, the Fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a Fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a Fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the Fund will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the Fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

•	A Fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a Fund is not successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A Fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a Fund continues to be subject to investment risk on the Financial Instrument. A Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

•	Certain Financial Instruments transactions may have a leveraging effect on a Fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a Fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

•	Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain OTC options and swaps, may be considered illiquid and therefore subject to a Fund’s limitation on investments in illiquid securities.

•	In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a Fund incurring substantial losses and/or not achieving anticipated gains.

•	Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, a Fund might be in a better position had it not attempted to hedge at all.

•	Financial Instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. If a Fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

•	Certain Financial Instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

•	Certain Financial Instruments transactions, including certain options, swaps, forward contracts, futures and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a Fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

•	Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a Fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.

•	Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, a Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

•	Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

•	Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

•	Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including in a Fund that invests largely in municipal securities.

Swap Agreements. The Bond Funds and the Dividend & Income Fund invest in swap agreements as a non-principal investment strategy. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon measures such as prices, interest rates or indices. The nominal amount on which these cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, a swap agreement has a fixed maturity date that is agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Credit Default Swaps. A typical credit default swap (“CDS”) involves an agreement to make a series of payments by the buyer in exchange for receipt of payment by the seller if the loan defaults. In the event of default the buyer of the CDS receives compensation (usually the face value of the loan), and the seller of the CDS takes possession of the defaulted loan.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Equity Securities. The Equity Funds and the Fixed Income Opportunities Fund will (as a principal investment strategy), and the remaining Bond Funds may (as a non-principal investment strategy), invest in equity securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, preference stock warrants and other rights to acquire such instruments. Holders of equity securities are not creditors of the issuer and, in the event the issuer is liquidated, would be entitled to their pro rata share of the issuer’s asset, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid. Investments in equity securities in general are subject to market risks and fluctuation in value due to earnings, economic conditions and other factors that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the values of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Investments in small or middle capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, it ordinarily does not have voting rights and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Preferred stocks may also permit the issuer to redeem the stock.

Preference stock is a special type of common stock that shares in the earnings of a company, has limited voting rights, may have a dividend preference, and may also have liquidation preference. Preference stocks are more common in emerging markets than in developed markets.

Warrants and rights may be acquired by a Fund in connection with other securities or separately. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed-income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and they therefore present greater potential for capital appreciation and capital loss. The effective price paid for warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Eurodollar Certificates of Deposit. The Bond Funds (other than the Short Term Emerging Markets Debt Fund) and the U.S. Core Equity Fund may invest in Eurodollar certificates of deposit as a non-principal investment strategy. Before investing in Eurodollar certificates of deposit, the Adviser will consider their marketability, possible restrictions on international currency transactions, and any regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks, and associated income may be subject to the imposition of foreign taxes, including withholding taxes.

Exchange-Traded Funds (“ETFs”). The Fixed Income Opportunities Fund may invest in ETFs as a principal investment strategy, and the remaining Bond Funds (other than the Short Term Emerging Markets Debt Fund) and the Equity Funds may invest in ETFs as a non-principal investment strategy. ETFs are registered investment companies that generally seek to track the performance of specific indices. ETFs, such as Barclays Global Investors’ iShares funds, Standard & Poor’s Depositary Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”) and Dow Jones DIAMONDS (“Diamonds”), may be organized as open-end funds or as unit investment trusts (“UITs”). Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices. iShares, SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.

An ETF generally issues index-based investments in large aggregations of shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities designated by the ETF, (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the shares and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon the reorganization, merger, conversion or liquidation of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the investor will receive securities designated by the ETF (“Redemption Securities”) and a cash payment in an amount equal to the difference between the net asset value of the shares being redeemed and the net asset value of the Redemption Securities.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

A Fund’s investments in any ETF may be limited by the 1940 Act and SEC rules. See “Investment Company Shares” below.

Exchange-Traded Notes. The Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund and the Dividend & Income Fund may invest in exchange-traded notes (“ETNs”) as a non-principal investment strategy. ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indices. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The Fund will generally invest in ETNs which are linked to commodities indices. A Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

Fixed Income Securities. The Government Money Fund, the Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in fixed income securities. Fixed income securities are debt obligations issued by the U.S. Government and its agencies, corporations, municipalities and other borrowers. The market values of the Funds’ fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. These fluctuations will generally be greater for longer-term securities than for shorter-term securities. Investors should recognize that, in periods of declining interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing these Funds’ current returns. In periods of rising interest rates, the opposite can be expected to occur. Changes in the ability of an issuer to make payments of interest and principal when due, in the market’s perception of the issuer’s creditworthiness, and in the rating of any fixed income security by NRSROs also affect the market value of that issuer’s debt securities. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Funds’ net asset values. See attached Appendix B for a discussion of fixed income ratings.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

These Funds’ performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

Following the financial crisis that began in 2007, the U.S. Government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including by keeping interest rates at historically low levels and by purchasing large quantities of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities on the open market (“Quantitative Easing”). Similar steps were taken again in 2020 in an effort to support the economy during the coronavirus pandemic. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. In addition, when the Federal Reserve determines to “taper” or reduce Quantitative Easing and/or raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives. In addition, decreases since 2007 in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are at historically low levels. Thus, a Fund that invests in fixed income securities currently faces a heightened level of interest rate risk.

Foreign Securities. The Corporate Bond Fund, the Short Term Emerging Markets Debt Fund and the Fixed Income Opportunities Fund (as a principal investment strategy) and the Intermediate Fixed Income Fund, the Muni High Income Fund and the Equity Funds (as a non-principal investment strategy) may invest in securities issued by companies organized or principally doing business in foreign countries and by governments of foreign countries.

Depositary Receipts. Each Fund other than the U.S. Core Equity Fund makes its foreign investments by investing in American Depositary Receipts (“ADRs”). The U.S. Core Equity Fund may invest in ADRs and securities of foreign issuers registered on the NYSE or NASDAQ. ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are publicly trades on exchanges or over-the-counter in the United States, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. In addition, in a sponsored ADR arrangement the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement the depositary’s transaction fees are paid by the ADR holders. For purposes of a Fund’s investment policies, a Fund’s investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

Economic, Political and Social Factors. Certain foreign countries may be subject to a greater degree of economic, political and social instability than the United States. Such instability my result from, among other things, authoritarian governments or military involvement in political and economic decision making; popular unrest associated with demands for improved economic, political and social conditions; internal insurgencies; hostile relations with neighboring countries; and ethnic, religious and racial conflict. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payment position. Foreign investments also involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); and default in foreign government securities. Such economic, political and social instability could significantly disrupt the financial markets in such countries, the values of foreign investments, and the ability of the issuers in such countries to repay their obligations.

The financial problems in global economies over the past several years, including the European sovereign debt crisis and market turmoil in the Chinese markets, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations.

Emerging Market Securities. The Fixed Income Opportunities Fund, the Short Term Emerging Markets Debt Fund and the Corporate Bond Fund (as a principal investment strategy) and the Dividend & Income Fund, the Government Bond Fund and the California Tax Exempt Bond Fund (as a non-principal investment strategy) may invest in securities of companies in emerging markets. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Central and Eastern Europe and the former Soviet Union, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

The economies of many of these countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have more government exchange controls, more volatile interest or currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available information about issuers in emerging markets than is available about issuers in more developed capital markets, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Emerging market countries may also have currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities and a lack of a banking and securities infrastructure to handle such trading, and less liquid securities markets. Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. A Fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect a Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for a Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments.

In certain of these countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, have, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres (including expropriation, nationalization and confiscation of assets and property, and restrictions on foreign investments and on repatriation of capital invested) and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. A number of these countries are highly dependent on foreign loans for their operation. There have been moratoria on, and rescheduling of, repayments with respect to many countries’ debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

In addition, there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States of America signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Communist Chinese military companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Adviser or a Sub-Adviser otherwise believes is attractive, a Fund may incur losses.

Europe—Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The European Union (“EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic, and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. A Fund may also be susceptible to these events to the extent that the Fund invests in municipal securities with credit support by non-U.S. financial institutions.

Developments in the China Region. After nearly 30 years of unprecedented growth, the People’s Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the United States and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China’s regional trading partners to suffer, and could cause further disruption to regional and international trade. From time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. In the long run, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

Foreign Currencies. Certain securities in which the Short Term Emerging Markets Debt Fund, the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund and the Dividend & Income Fund invests may be denominated in foreign currencies, the values of which will be affected by changes in currency exchange rates and exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s securities denominated in the currency. Such changes also affect the Fund’s income and distributions to shareholders. The Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and the Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Adviser’s ability to predict movements in exchange rates.

Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as viewed from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Some countries in which the Funds may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on a Fund. Many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a “foreign premium” on capital investments available to foreign investors such as the Funds. A Fund may pay a “foreign premium” to establish an investment position which it cannot later recoup because of changes in that country’s foreign investment laws.

The Funds may endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Funds change investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, and by exchange control regulations, as well as indigenous economic and political developments.

The Adviser (and each Sub-Adviser, as relevant) considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Funds’ assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Adviser (and each Sub-Adviser, as relevant) also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories.

Foreign Securities Markets and Regulations. There is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Further, the Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

Brokerage commissions, fees for custodial services and other costs relating to investments in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions, which resulted in settlement difficulty. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Any delay in selling a portfolio security due to settlement problems could result in loss to a Fund if the value of the portfolio security declined, or result in claims against a Fund if it had entered into a contract to sell the security. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. The less liquid a market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at desirable times.

Foreign Sovereign Debt Securities. The Fixed Income Opportunities Fund and the Short Term Emerging Markets Debt Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in fixed and floating rate high yield foreign sovereign debt securities. Such investments will expose a Fund to the direct or indirect consequences of political, social or economic changes in countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

Frontier Market Securities. The Fixed Income Opportunities Fund and the Short Term Emerging Markets Debt Fund may invest in securities of companies in frontier markets as a principal investment strategy. Frontier market countries are a sub-set of emerging market countries the capital markets of which are generally less developed, less liquid and have lower market capitalization than those of the more developed, “traditional” emerging markets but which still demonstrate a relative market openness to and accessibility for foreign investors. These countries typically are located in the Asia-Pacific region, Central and Eastern Europe and the former Soviet Union, the Middle East, Central and South America, and Africa. Frontier market countries generally have smaller economies and even less developed capital markets with relatively newer and less tested regulatory and legal systems than traditional emerging markets, and, as a result, the risks discussed above with respect to emerging markets are magnified in frontier market countries. Securities issued by borrowers in frontier market countries are often subject to extreme price volatility and illiquidity and effects stemming from government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and relatively new and unsettled securities laws.

Investments in Irish Subsidiary. The Fixed Income Opportunities Fund may invest up to 15% of its net assets in life insurance policies and related interests purchased through life settlement transactions. The Fund may invest in life insurance policies directly or by investing in a wholly-owned subsidiary of the Fund organized under the laws of Ireland (the “Irish Subsidiary”). The Fund generally gains exposure to Policies through the Irish Subsidiary. The Irish Subsidiary is treated as a “controlled foreign corporation” (a “CFC”) for U.S. federal income tax purposes.

The principal purpose of investment in the Irish Subsidiary is to allow the Fixed Income Opportunities Fund to gain exposure to life insurance policies within the limitations of the federal tax law requirements applicable to regulated investment companies. The Internal Revenue Service (“IRS”) has previously issued a number of private letter rulings confirming that, in general, income derived from a fund’s offshore subsidiary would not jeopardize the fund’s ability to meet the source-of-income requirements applicable to regulated investment companies under federal tax law. The IRS is no longer issuing rulings to that effect. The Fund has received an opinion of counsel, based on representations from the Fund and the Irish Subsidiary, that actual distributions made to the Fund by the Irish Subsidiary will, more likely than not, be treated as qualifying income. The tax treatment of the policies and the Fixed Income Opportunities Fund’s investments in the Irish Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the Fund’s taxable income or gains and of distributions made by the Fund.

The Irish Subsidiary is a company organized under the laws of Ireland and is overseen by its own board of directors. Although the Subsidiary has its own board of directors, the Irish Subsidiary is wholly-owned and controlled by the Fixed Income Opportunities Fund. The Irish Subsidiary is advised by the Adviser.

The Irish Subsidiary (unlike the Fixed Income Opportunities Fund) may invest an unlimited portion of its net assets in life insurance policies. However, the Irish Subsidiary otherwise is subject to the Fixed Income Opportunities Fund’s investment restrictions and other policies. The Irish Subsidiary also may invest in other instruments, including fixed income securities, cash and cash equivalents and U.S. Government securities. To the extent that the Fixed Income Opportunities Fund invests in the Irish Subsidiary, it will be indirectly exposed to the risks associated with the Irish Subsidiary’s investments, which are discussed elsewhere in the Fund’s Prospectus and this SAI.

The Fixed Income Opportunities Fund and the Irish Subsidiary test for compliance with the Fund’s investment restrictions, including without limitation restrictions on illiquid investment and the use of leverage, on a consolidated basis. However, unlike the Fixed Income Opportunities Fund, the Irish Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code.

The Irish Subsidiary is not an investment company registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Nevertheless, the Irish Subsidiary will comply with the 1940 Act restrictions with respect to affiliated transactions and with respect to custody. U.S. Bank, N.A., the custodian of the Funds’ assets, also serves as custodian of the assets of the Irish Subsidiary. Changes in the laws of the United States and/or Ireland could affect the ability of the Fixed Income Opportunities Fund and/or the Irish Subsidiary to operate as described in the Prospectus and this SAI and could negatively affect the Fixed Income Opportunities Fund and its shareholders.

United Kingdom Exit from the EU. On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU” (commonly referred to as “Brexit”) and entered an 11-month transition period during which the UK remained part of the EU single market and customs union, the laws of which governed the economic, trade, and security relations between the UK and EU. The transition period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The political, regulatory, and economic consequences of Brexit are uncertain, and the ultimate ramifications may not be known for some time. The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU, and globally, which could negatively impact the value of the Funds’ investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Fund investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment.

Forward Foreign Currency Contracts. The Short Term Emerging Markets Debt Fund may enter into forward foreign currency contracts as a principal investment strategy, and the remaining Bond Funds and the Equity Funds may enter into forward foreign currency contracts as a non-principal investment strategy. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. The Funds may enter into contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximately equal to the value of some or all of the securities of the Funds denominated in such foreign currency. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to a Fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, no fees or commissions are involved.

By entering into forward foreign currency contracts, the Funds will seek to protect the value of their investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. These Funds may realize gains or losses from currency transactions.

If a Fund engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the contract has been established. Thus a Fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.

Pursuant to Section 18 of the 1940 Act and SEC staff interpretations thereunder, for forwards that are not contractually required to “cash settle,” a Fund must cover its open positions by segregating liquid assets equal to the contracts’ full notional value. For forwards that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value.

Hedge Funds. The Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund, the Government Bond Fund, the Corporate Bond Fund and the California Tax Exempt Bond Fund (as a non-principal investment strategy) may invest in private investment funds (“Hedge Funds”) managed by various Advisers (“Managers”) that use a variety of investment strategies, including investment in other Hedge Funds. By investing in Hedge Funds indirectly through a Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an investor in Hedge Funds, in addition to the operating expenses of the Fund. The incentive-based allocations assessed by Managers and borne directly by the Fund may create an incentive for Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. In addition, because an incentive-based allocation will generally be calculated on a basis that includes unrealized appreciation of a Hedge Fund’s assets, the allocation may be greater than if it were based solely on realized gains. Because the Managers value the Hedge Funds they manage, which directly affects the amount of incentive-based allocations they receive, Managers face a conflict of interest in performing such valuations. Each Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Hedge Funds and the Fund generally. Accordingly, a Manager that manages a Hedge Fund with positive performance may receive incentive-based compensation from the Fund, which will be borne indirectly by the Fund’s shareholders, even if the Fund’s overall returns are negative. Various risks are associated with the securities and other instruments in which Hedge Funds may invest, their investment strategies and the specialized investment techniques they may use.

Hedge Funds are not registered as investment companies under the 1940 Act. Therefore, the Fund, as an investor in Hedge Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. To the extent the Fund invests in a Hedge Fund that allows its investors to effect withdrawals only at certain specified times, the Fund may not be able to withdraw its investment in such Hedge Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund’s investment return. To the extent the Fund invests in a Hedge Fund that is permitted to distribute securities in kind to investors making withdrawals, upon the Fund’s withdrawal of all or a portion of its interest in such Hedge Fund the Fund may receive securities that are illiquid or difficult to value.

Illiquid Securities. The Funds may invest in illiquid securities as a non-principal investment strategy. Illiquid securities are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Illiquid securities may be difficult to value, and a Fund may have difficulty or be unable to dispose of such securities promptly or at reasonable prices.

Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund’s inability to dispose of such securities promptly or at favorable prices.

Rule 22e-4 under the 1940 Act requires, among other things, that the Equity Funds and Bond Funds establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Equity Funds and Bond Funds have implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of City National Rochdale as the Funds’ LRMP administrator to administer such program, and will review no less frequently than annually a written report prepared by City National Rochdale that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Equity Fund and Bond Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Funds’ investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact a Fund’s performance and its ability to seek its investment objective.

The Government Money Fund will not purchase illiquid securities if, as a result of the purchase, more than 5% of the Fund’s net assets valued at the time of the transaction are invested in such securities. No Equity Fund or Bond Fund will purchase illiquid securities if, as a result of the purchase, more than 15% of the Fund’s net assets valued at the time of the transaction are invested in such securities. If at any time a portfolio manager and/or the LRMP administrator determines that the value of illiquid securities held by an Equity Fund or Bond Fund exceeds 15% of the Fund’s net assets, the Fund’s portfolio managers and the LRMP administrator will take such steps as they consider appropriate to reduce the percentage as soon as reasonably practicable.

Reinsurance Investments. The Fixed Income Opportunities Fund may invest in reinsurance investments providing exposure to insurance risk of natural catastrophes. The Fund expects to gain exposure to reinsurance investments such as industry loss warranties (“ILWs”) and catastrophe bonds (also known as event-linked bonds) indirectly through structured investments in insurance company segregated accounts and/or through investments in private funds.

Reinsurance involves the practice of insurers or reinsurers transferring portions of risk portfolios to other parties by agreement in order to reduce the likelihood of having to pay a large obligation resulting from an insurance claim. The intent of reinsurance is for an insurance or reinsurance company to reduce the risks associated with underwritten policies by spreading risks across alternative institutions. The party seeking reinsurance is known as the ceding party. The party that accepts a portion of the potential obligation in exchange for a share of the insurance premium is known as the reinsurer.

The reinsurance market is highly cyclical, with coverage being written at the beginning of the year and midyear for coverage for the following 12 months. The pricing of reinsurance is also highly cyclical as premiums for reinsurance coverage are driven, in large part, by insurers’ recent loss experience.

The return on reinsurance investments is contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. There is inherent uncertainty as to whether, when or where natural events will occur. If a trigger event involves losses or other metrics exceeding a specific magnitude specified in the relevant reinsurance instrument, the fund may lose a portion or all of its investment. The fund’s reinsurance investments are expected to be illiquid. Certain reinsurance investments may be difficult to value.

Industry Loss Warranties. Although the Fixed Income Opportunities Fund expects to invest primarily indirectly in ILWs through structured investments and/or private funds, the Fund reserves the ability to invest directly in ILWs. ILWs are a type of short-term reinsurance contract whereby one party agrees to a set payment to its counterparty if insurance industry losses, as determined by an independent, third-party assessor, exceed a specified trigger amount. ILWs are instruments that are privately negotiated among insurance companies, corporations, financial investors and public entities that seek to minimize commercial disruption in the event of the occurrence of natural disasters that negatively impact business operations. ILWs typically cover, among other things, natural catastrophe events, such as tornadoes, hurricanes, typhoons and windstorms in the United States, Japan and Europe, and earthquakes in the United States and Japan.

The Adviser expects that all or substantially all of the ILWs in which the Fund directly or indirectly invests will be fully collateralized by third-party counterparties.

The Fund will directly or indirectly invest in ILWs, which, by their nature, are exposed to catastrophic risks that can lead to binary performance of individual transactions. The probability of the occurrence of events that trigger payouts with respect to ILWs may be difficult to predict. The performance of ILWs depends on determination of industry losses by a recognized third-party assessor. This dependency may cause substantial delays in either releasing the ILW collateral and premium funds to the Fund or paying it to the reinsured party, as the third-party assessor may require time to issue its findings of industry losses.

Contracts for ILWs typically contain clauses that allow collateral release upon review of certain loss thresholds relative to certain time intervals—the “loss development period.” For instance, if a third-party assessor estimates at a set point in time that industry-insured losses for the relevant specific event are $15 billion, and the ILW transaction in question is triggered at an industry loss of more than $30 billion, the ILW collateral would normally be released at the time of such determination. In general, if the initial estimated loss is less than 50% of the trigger value, the ILW is released at the defined date of estimation; otherwise, release may be delayed. The Adviser anticipates that the majority of the ILWs in which the Fund will have exposure will be structured so as to release collateral either at the defined date of estimation, assuming no losses or within a 24-month loss development period. The Adviser will seek to gain exposure to ILW commitments structured to limit any conditional lock-up period to the extent commercially reasonable, but there can be no assurance such conditional lock-up period will coincide with the intended duration of the Fund’s investment. It is not expected that any delay will have a material impact on the Fund’s ability to make required distributions in order to qualify as a regulated investment company. ILWs in which the Fund invests may be documented as swaps. Such ILW swaps will be subject to swaps risk.

Generally, there will be no readily-available market for ILWs. ILWs will be considered illiquid securities by the Fund.

Catastrophe Bonds. Although the Fixed Income Opportunities Fund expects to invest primarily indirectly in catastrophe bonds through structured investments and/or private funds, which sometimes are referred to as insurance-linked bonds or event-linked bonds, through its investments in structured investments, the Fund reserves the ability to invest directly in such instruments. Catastrophe bonds are instruments that transfer risk from an issuer (such as an insurance company or a reinsurance company) to capital markets investors.

Catastrophe bonds are often structured as floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. The trigger event’s magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of a catastrophe bond, occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such catastrophe bond or investment in structured investments with exposure to such catastrophe bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Triggering events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss (either actual or modeled) caused by the event, together with a method to measure such loss. Generally, the event is either a natural or non-natural peril of a kind that results in significant physical or economic loss. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires and floods. Non-natural perils include disasters resulting from human activity, such as commercial and industrial accidents or business interruptions. Some catastrophe bonds reference only a single event. Other catastrophe bonds may reference multiple events, the occurrence of any one (or other number) of which would satisfy those criteria. Or, a catastrophe bond may not specify a particular peril. In these cases, only the geographic area and threshold of physical or economic loss determines whether a trigger event has occurred.

Catastrophe bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other U.S. or non-U.S. entities. In addition to the specified trigger events, catastrophe bonds may also expose the Fund to certain unanticipated risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Catastrophe bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the Fund’s total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the catastrophe bond. Lack of a liquid market for these instruments may impose the risk of higher transactions costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Catastrophe bonds are often rated by at least one NRSRO, but also may be unrated. Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of a catastrophe bond, the average rating in the current market for catastrophe bonds is “BB” by Standard & Poor’s Rating Group (or the equivalent rating for another rating agency). However, there are catastrophe bonds rated higher or lower than “BB.” Securities rated BB or lower are considered to be below investment grade. The rating for a catastrophe bond primarily reflects the rating agency’s calculated probability that a trigger event will occur. This rating also assesses the catastrophe bond’s credit risk and the model used to calculate the probability of a trigger event. Catastrophe bonds are often rated below investment grade or unrated. It is expected that the Fund will invest in catastrophe bonds that are rated below investment grade or are unrated, but determined by the Adviser to be of comparable credit quality as below investment grade.

Investment Company Shares. The Corporate Bond Fund, California Tax Exempt Bond Fund, Fixed Income Opportunities Fund, and Dividend & Income Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in shares of Underlying Funds (e.g., mutual funds, ETFs, and closed-end funds), including affiliated funds, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Section 12(d)(1)(A) of the 1940 Act, a Fund may acquire securities of an Underlying Fund in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such Underlying Fund, (ii) 5% of the value of the Fund’s total assets, and (iii) 10% of the value of the Fund’s total assets when combined with all other Underlying Fund securities held by the Fund. The Fund may exceed these statutory limits when permitted by SEC order or other applicable law, rule or regulatory guidance, such as is the case with money market funds and many ETFs. The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which was effective on January 19, 2021, will permit the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters is effective on January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, a Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•	The Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

•	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

•	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

•	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

•	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Underlying Funds in which a Fund invests typically incur fees that are separate from those fees incurred directly by the Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund. The Funds limit investments in securities issued by other investment companies in accordance with the 1940 Act and the rules thereunder.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Adviser determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which a Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

LIBOR Risk. Many financial instruments, financings or other transactions to which a Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate. LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time, although it is possible that all or a part of the phase out may be delayed. Various financial industry groups have begun planning for that transition, whether through market wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is ongoing, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Funds. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the completion of the phase out. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. Any of the aforementioned factors may adversely affect a Fund’s performance or NAV.

Lending of Portfolio Securities. The Bond Funds and the Equity Funds may lend their portfolio securities in order to generate additional income as a non-principal investment strategy. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Adviser on behalf of the Funds. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, Government securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked-to-market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. Upon such termination, that Fund is entitled to obtain the return of the securities loaned as promptly as practicable.

For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will have the ability to recall securities in order to exercise voting rights with respect to those securities and will receive proceeds from the investment of the collateral. Investing the collateral subjects that investment to market appreciation or depreciation. A Fund will bear any loss on the investment of its cash collateral. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Adviser (or Sub-Adviser, if any) to be creditworthy, and when, in the judgment of the Adviser (or Sub-Adviser, if any), the income which can be earned currently from such loans justifies the attendant risk.

Litigation Proceeds Purchase Contracts. Among the asset-backed securities in which the Dividend & Income, the Intermediate Fixed Income and the Fixed Income Opportunities Funds may invest (as a non-principal investment strategy) are securities backed by the income generated by “Litigation Proceeds Purchase Contracts” (“Litigation Advance Notes”). The owner of such a contract is entitled to receive a specified sum of money when and if a “Claimant” (which term means an individual who has filed a lawsuit, is entitled to file a lawsuit, or has settled a lawsuit) and/or the Claimant’s attorney collects on the claim upon which the lawsuit is based. Investments in Litigation Advance Notes involve a number of unique risks. An investment in Litigation Advance Notes is highly speculative. Litigation Advance Notes are illiquid as are the Litigation Proceeds Purchase Contracts backing them, and cannot be readily sold. Additionally, the market for Litigation Proceeds Purchase Contracts is relatively new and evolving. Because there is no readily available market price for the Litigation Advance Notes, and the calculation of each Fund’s net asset value involves many assumptions, valuations assigned to the Litigation Advance Notes in accordance with procedures adopted by the Trust may be inaccurate. In the event that payments are not generated by the Litigation Proceeds Purchase Contracts backing the Litigation Advance Notes as expected, payments due to the Funds under the Litigation Advance Notes may not be made.

Litigation Proceeds Purchase Contracts involve significant risks that may result in the loss of a significant portion of any investment made by a contract owner. A Claimant or the Claimant’s counsel may fail to collect sufficient proceeds in connection with a claim to allow payment under the Litigation Proceeds Purchase Contract. Cases underlying a contract may not result in the expected payout due to difficulties associated with the process by which cases are selected for investment (e.g., improper selection criteria, improper application of selection criteria or that information material to the origination process is unavailable at the time of case selection). Persons against whom a claim is asserted (or their insurers) may be unable or unwilling to satisfy such payment obligations. Litigation Proceeds Purchase Contracts must be effectively administered and the underlying cases monitored. Necessary services may include, without limitation, custody of the documents evidencing the rights of the contract owner, monitoring the progress of cases and payments received by Claimants or their attorneys, and monitoring potential changes in the legal and regulatory environment relating to Litigation Proceeds Purchase Contracts. A lack of proper servicing can increase the risk that a Claimant or counsel has failed to make timely payments of litigation proceeds or otherwise honor obligations under the contract, without this fact being brought to the attention of the contract owner. A contract may not be enforced with respect to any case as a result of changes in applicable law or public policy and/or a specific term of a contract may not be enforced by courts or may otherwise violate applicable law.

The various transactions and legal processes involved in the origination, transfer and servicing of litigation proceeds purchase contracts occur in the context of a highly regulated legal environment. Relevant laws and regulations are subject to constant change. Law and professional regulations (including ethics regulations) associated with acquiring or otherwise taking a financial position or commercial interest with respect to a lawsuit is particularly complex and uncertain. Various jurisdictions prohibit or restrict purchasing claims from claimants, assigning certain kinds of claims, and/or participating in a lawyer’s contingent fee interests (including ethical rules against sharing fees with lawyers and non-lawyers). In addition, some jurisdictions do not have a specific law in place validating the legality of litigation proceeds purchase contracts. This lack of legislation or regulation provides the opportunity for new legislation or regulation to be introduced which may make impermissible or otherwise limit the ability to make such advances within the state. Although the Adviser believes that any such new law would likely not be applied retroactively to currently existing contracts, there can be no guarantee that retroactive application will not be attempted. Claimants may also change residences and cases may be transferred during the course of litigation to jurisdictions that do not permit such transactions and/or in which there is a higher degree of uncertainty regarding such transactions. In certain jurisdictions, such as California, while no binding court decisions specifically disapprove of the practice, a court may still decline to enforce such arrangements if, for example, there is an indication that a non-party to a claim is in any way controlling the prosecution of that lawsuit, or if it appears that a non-lawyer is unlawfully engaged in the practice of law, or if the arrangement otherwise offends the public policy of the jurisdiction. To the extent that any Claimants move to states in which such contracts are illegal or unenforceable, the litigation proceeds expected to be generated by the pool of underlying contracts may be adversely affected.

In addition, lending and usury laws, contracts laws, bankruptcy considerations, and federal tax legislation, among other legal factors, also may play a significant role in the purchase, pledge or enforcement of Litigation Proceeds Purchase Contracts. The lack of specific authority provides the opportunity for future legislative activity, judicial determination or attorney general interpretation to deem that Litigation Proceeds Purchase Contracts are either impermissible or require some form of licensure by the issuer or otherwise violate lending or usury laws. However, the Adviser is unaware of any such current limitation, finding, interpretation, requirement or violation applicable to the Litigation Proceeds Purchase Contracts underlying any Litigation Advance Notes held by the Funds.

Low Grade, High Yield Debt. The Muni High Income Fund, the Short Term Emerging Markets Debt Fund, the Intermediate Fixed Income Fund and the Fixed Income Opportunities Fund will (as a principal investment strategy), and the remaining Bond Funds and the Dividend & Income Fund may (as a non-principal investment strategy), invest in low grade, high yield debt. There is no bottom limit on the ratings of high yield securities that may be purchased or held by the Funds. In addition, those Funds may invest in unrated securities. Lower rated securities are defined as securities below the fourth highest rating category by an NRSRO, as discussed in Appendix A of the Prospectus. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer’s ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Like all fixed income securities, the market values of high yield securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. The risk of loss because of default by issuers of high yield securities is generally greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund’s adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund’s net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither such event will require sale of the securities by the Fund, although the Adviser (or the relevant Sub-adviser) will consider the event in determining whether the Fund should continue to hold the security.

Master Limited Partnerships (MLPs). The Dividend & Income Fund may as a non-principal investment strategy invest in master limited partnerships (“MLPs”). An MLP is an entity receiving partnership taxation treatment under the Code, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies. The general partner manages the partnership has an ownership stake in the partnership (typically a 2% general partner equity interest and additional common units and subordinated units), and in many cases is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and are entitled to receive cash distributions with respect to their units. An MLP typically pays an established minimum quarterly distribution to common unit holders, as provided under the terms of its partnership agreement. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partner, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. Incentive distributions are often paid to the general partner such that as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners.

To qualify for treatment as a partnership for U.S. federal income tax purposes, an MLP must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, and gain from the sale or other disposition of a capital asset held for the production of such income. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. Currently, most MLPs operate in the energy, natural resources, or real estate sectors. The Fund anticipates that a substantial portion of the MLP entities in which the Fund invests will be engaged primarily in the energy industry. The Fund may, however, invest in MLP entities in any sector of the economy. Due to their federal income tax treatment as partnerships, MLPs generally do not pay income taxes, but investors holding interests in MLPs are generally subject to tax on their shares of the MLPs’ income and gains.

Holders of MLP units are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute “control” of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities were to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and the ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

Mortgage-Related Securities and Derivative Securities. The Intermediate Fixed Income Fund, the Corporate Bond Fund, the Fixed Income Opportunities Fund, the Government Money Fund and the Government Bond Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and can be considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Different types of these mortgage-related securities are subject to different combinations of prepayment, extension, interest rate and other market risks. Certain mortgage-related securities are subject to high volatility. The Funds use these securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Funds.

If a Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

In general, mortgage loan repayments may be adversely affected by matters such as a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in high mortgage payments by holders of adjustable rate mortgages. For example, the value of mortgage-related securities has been adversely affected by the recent disruptions in the credit markets, the increase in the default rate on prime and subprime residential mortgages, and the overall decrease in residential home prices from the price levels reached during the 2003-2007 time period. It is possible that, as a result of these and other circumstances, the value of mortgage-related securities will continue to be adversely affected for some time. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Adjustable-Rate Mortgage-Related Securities. Because the interest rates on the mortgages underlying ARMs reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. The Adviser expects that the amount of privately issued mortgage-backed securities that may be purchased by a Fund will not exceed 10% of the value of the Fund’s total assets, and the securities of any one such issuer purchased by a Fund will not exceed 5% of the value of the Fund’s total assets.

Agency Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae (formerly known as the Federal National Mortgage Association) and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation). Ginnie Mae creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Administration or Veterans Administration) mortgages. Fannie Mae and Freddie Mac issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on Ginnie Mae pass-through securities are guaranteed by Ginnie Mae and backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable “lives” largely due to the risks associated with prepayment on the underlying mortgages.

Adjustable rate mortgage securities (“ARMs”) are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

Mortgage-Related Securities – Fannie Mae. Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. Fannie Mae was transformed into a private sector corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed as the conservator of Freddie Mac and Fannie Mae for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.

Mortgage-Related Securities – Freddie Mac. Freddie Mac is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. Freddie Mac was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of Freddie Mac currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying Freddie Mac securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another Freddie Mac security.

See the discussion of Fannie Mae in the previous section for information about the 2008 appointment of FHFA as the conservator of Freddie Mac.

Mortgage-Related Securities – Ginnie Mae. Ginnie Mae is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a Ginnie Mae guarantee, the underlying collateral must be mortgages insured by the Federal Housing Administration (the “FHA”) under the Housing Act (“FHA Loans”), or Title V of the Housing Act of 1949, as amended (“VA Loans”), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Ginnie Mae pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Collateralized Mortgage Obligation Residuals. Collateralized mortgage obligation (“CMO”) residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Mortgage Dollar Rolls. In forward roll transactions, also known as mortgage “dollar rolls,” a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. A fund may enter into a mortgage dollar roll commitment with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified future date, the fund sells the security and then agrees to repurchase a similar security at a later time. In this case, the fund forgoes interest on the security during the roll period and is compensated by the interest earned on the cash proceeds of the initial sale of the security and by the difference between the sale price and the lower repurchase price at the future date. At the time a fund enters into a mortgage dollar roll commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

Forward roll transactions may have a leveraging effect on a fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure.

Stripped Mortgage Backed Securities. Stripped mortgage backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Other types of mortgage-related derivative securities include various types of structured securities with interest rates or, in some cases, principal payable at maturity that change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators (“reference prices”). A structured mortgage-backed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the security is a multiple of the change in the reference price. Such securities may include IO and PO securities, floating rate and inverse floating rate securities, floating rate securities linked to the Cost of Funds Index (“COFI floaters”), floating rate securities that are subject to a maximum interest rate (“capped floaters”), dual index floaters (which are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates) and range floaters (the coupons on which are subject to reduction if a designated interest rate floats outside of a specified interest rate band or collar). These securities may be illiquid and their values may be very volatile.

Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and “CMOs” collateralized by mortgage-related securities issued by Ginnie Mae, Fannie Mae, Freddie Mac or by pools of conventional mortgages, multifamily or commercial mortgage loans.

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned amortization class CMOs (“PAC Bonds”) are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. Some mortgage-related securities are offered through private placements that are restricted as to further sale and there may be a limited market for such securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In addition, privately issued mortgage-related securities are not subject to the underwriting requirements for the underlying mortgages that are applicable to mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans). For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Risks Associated with Prepayments. Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in the Fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, a Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by the Adviser or a Sub-Adviser in managing interest rate risks, including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates “term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of pre-maturity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affects the security’s response to interest rate changes. “Duration” is considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve the Adviser’s or a Sub-Adviser’s estimates of future economic parameters, which may vary from actual future values. Fixed income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Municipal Securities. The Corporate Bond Fund, the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the California Tax Exempt Bond Fund, the Short Term Emerging Markets Debt Fund and the Muni High Income Fund (as a principal investment strategy) and the remaining Bond Funds, the Dividend & Income Fund and the Government Money Fund (as a non-principal investment strategy) may invest in municipal securities. Municipal securities consist of (1) debt obligations issued by state and local governments or by public authorities to obtain funds to be used for a wide variety of public facilities, for refunding outstanding obligations, for general operating expenses, for lending such funds to other public institutions and facilities, and in anticipation of the receipt of revenue or the issuance of other obligations, and (2) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General debt obligation securities are backed by the taxing power of the issuing municipality. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue obligations are backed by the revenue of a project or facility (for example, tolls from a toll bridge) or class of facilities, or in some cases from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (“PABs”) and industrial development obligations which are not payable from the unrestricted revenues of the issuer. The payment of principal and interest on PABs and industrial development obligations generally depends solely on the ability of the revenues generated by the use of the specified facilities. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Auction Rate Securities. The Muni High Income Fund may buy auction rate securities as a non-principal investment strategy. Auction rate securities are debt securities with an interest rate set at auction. Auction rate securities may be issued by state and local governments, agencies and authorities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The rate is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum rate. The rate set by the auction is the lowest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. In addition, there may be no active secondary market for these securities between auctions, and sales conducted on a secondary market may not be on terms favorable to the seller. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so, and therefore, there is no guarantee that a liquid market will exist for the Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

Municipal Leases. The Fixed Income Opportunities Fund, the Intermediate Fixed Income Fund, the Dividend & Income Fund, the California Tax Exempt Bond Fund and the Muni High Income Fund may invest in municipal lease obligations – instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. Specifically, in the state of California there are often legal covenants to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years if the project is not available for use and occupancy. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes (notes sold to provide interim financing until long-term bond financing can be arranged), tax and revenue anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. The maturities of the instruments at the time of issue will generally range from 90 days to 397 days.

Private Activity and Industrial Development Bonds. The Fixed Income Opportunities Fund, the Intermediate Fixed Income Fund, the Dividend & Income Fund, the California Tax Exempt Bond Fund and the Muni High Income Fund may purchase certain PABs or industrial development bonds, the interest paid on which is exempt from federal income tax (although such interest may be an item of tax preference for purposes of the federal alternative minimum tax). These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is secured primarily by revenues derived from loan repayments or lease payments by entity owning or operating the facility, which may or may not be guaranteed by a parent company or otherwise secured. Such bonds generally are not secured by a pledge of the taxing power of the issuer of the bonds, and therefore depend on the revenue of a private entity. The continued ability of such an entity to generate sufficient revenues for the payment of principal and interest on such bonds may be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the extent of the entity’s dependence on revenues from the operation of the particular facility being financed, and may be dependent solely on the revenues generated by the use of the facility.

Risks of Certain Types of Municipal Bonds. At any one time, the Muni High Income Fund may invest significantly in revenue bonds, the principal and interest on which are payable from revenues derived from similar projects, including the following: electrical utilities, health care and life care facilities and small industries. A substantial amount of the assets of the Fund may therefore be invested in securities that are related in such a way that an economic, business or political development or change affecting one such security may likewise affect the other securities. For example, a declining market for health care facilities might adversely affect the ability of municipalities to make timely payments of principal and interest on revenue bonds to be paid from hospital revenues. The Fund also could have more than 25% of its total assets invested in issuers in the same geographic area, but will not have more than 25% of its total assets in securities of issuers located in any one state.

Many of the lower-rated municipal bonds in which the Fund seeks to invest may be PABs. As discussed above, the entity responsible for payment of the principal and interest on PABs is usually the nongovernmental user of the facility being financed by the bond issue. Consequently, to the extent the Fund invests in bonds payable from revenues from facilities or projects in any one industry, it will be subject to the risks inherent in that industry. For example, a hospital’s gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management and medical capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges. Significant events impacting the hospital industry in any one of these areas might adversely affect the industry’s ability to service its debt or to pay principal when due.

Life care facilities are an alternative form of long-term housing for the elderly. They are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in the process. The facilities may also be impacted by the regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

Tobacco Settlement Revenue Bonds. The Muni High Income Fund may invest in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is a settlement agreement between certain states and U.S. tobacco manufacturers representing approximately 95% of the combined market share of tobacco manufacturers. The MSA provides for payments by the tobacco manufacturers to the states, in perpetuity, in exchange for a release of claims against the manufacturers and a pledge of no further tobacco-related litigation.

A number of states have securitized the future flow of these payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. These bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, which in turn is dependent on many factors, including, but not limited to, annual U.S. cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be negatively affected if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. An MSA-participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Certain tobacco settlement revenue bonds are supported by an annual state appropriation to pay any shortfalls in the payment of principal and interest on the bonds and are backed by the revenues of the state. Bonds having this additional layer of credit support present less risk to the Fund than stand-alone MSA bonds.

Music Royalties and Healthcare Royalties. The Fixed Income Opportunities Fund may (as a non-principal investment strategy) invest in music royalties and healthcare royalties, either directly or through pooled vehicles or other entities that hold the assets generating the royalties. Investments in music royalties and healthcare royalties are subject to a number of general market risks, may expose the Fund to increased valuation, liquidity and tax risks, and expose the Fund to risks specific to the royalties. Music royalty risks include risks related to the popularity and reputation of the relevant recorded music artists, the risk of a decreased use in music streaming services, risks related to the health of the music industry as a whole, risks related to intellectual property rights and competitive and contractual risks. Healthcare royalty risks include risks related to the specific medical devices or treatments, the risk of the creditworthiness of counterparties, the risk of competitive medical solutions, risks related to the health of the population as a whole, risks related to intellectual property rights and competitive and contractual risks. The market performance of the Fund's music royalty or healthcare royalty exposures may be diminished by any number of factors that are beyond the Fund's control.

Pay-In-Kind Bonds. The Fixed Income Opportunities Fund (as a principal investment strategy), and the other Bond Funds and the Dividend & Income Fund (as a non-principal investment strategy) may invest in pay-in-kind bonds. These are securities which, at the issuer’s option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

Privatizations. The Bond Funds (other than the Short Term Emerging Markets Debt Fund) and the Equity Funds may invest as a non-principal investment strategy in “privatizations” – foreign governmental programs of selling interests in government-owned or -controlled enterprises – which may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as these Funds, to participate in privatizations may be limited by local law, or the terms for their participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

REITs. The Dividend & Income Fund (as a principal investment strategy) and the Bond Funds (other than the Short Term Emerging Markets Debt Fund), and the Equity Funds (as a non-principal investment strategy) may invest in real estate investment trusts (“REITs”). REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with statutory requirements relating to its organization, ownership, assets and income, and with an additional statutory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may fail to qualify for its expected tax treatment under the Code or may fail to maintain exemption from registration under the 1940 Act.

Repurchase Agreements. The Government Money Fund (as a principal investment strategy) and the Bond Funds and the Dividend & Income Fund (as a non-principal investment strategy) may enter into repurchase agreements. The Funds expect that there will be no limitation upon the maturity of the securities underlying the repurchase agreements.

Repurchase agreements, which may be viewed as a type of secured lending, typically involve the acquisition by a Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

The Adviser (or Sub-Adviser, if applicable) will enter into repurchase agreements on behalf of a Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Board. These guidelines currently permit the Funds to enter into repurchase agreements with any bank the Adviser (or Sub-Adviser, if any) may recommend if it determines such bank to be creditworthy. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked-to-market daily. The Adviser (or Sub-Adviser, if any) will monitor compliance with this requirement.

Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Funds may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Funds are treated as unsecured creditors. Repurchase agreements, in some circumstances, may not be tax-exempt.

None of these Funds, as a policy, will invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 15% of its assets. Investments in repurchase agreements may at times be substantial when, in the view of the Adviser or relevant Sub-Adviser, as applicable, liquidity or other considerations warrant.

Section 4(a)(2) Commercial Paper. The Funds (other than the Short Term Emerging Markets Debt Fund) (as a non-principal investment strategy) may invest in Section 4(a)(2) commercial paper. Section 4(a)(2) commercial paper is issued in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”). Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper.

Commercial paper and short-term notes (of Funds other than the Fixed Income Opportunities Fund) will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Services, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another NRSRO or if unrated, will be determined by the Adviser (or the relevant Sub-Adviser) to be of comparable quality. These rating symbols are described in Appendix A of the Prospectus.

Securities Ratings. Credit ratings evaluate the safety of principal and interest payments of securities, not their market values. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As NRSROs may fail to timely change credit ratings of securities to reflect subsequent events, the Adviser or Sub-Adviser will also monitor issuers of such securities.

Short Sales. The Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Short Term Emerging Markets Debt Fund and the Dividend & Income Fund may engage in short sales of securities as a non-principal part of its overall portfolio management strategy. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. At the time a short sale is effected, the Fund incurs an obligation to replace the borrowed security at its price at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. Any gain will be decreased, and any loss increased, by the transaction costs incurred in effecting the short sale.

Until the security is replaced, the Fund may be required to pay the lender amounts equal to any dividend or interest which accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until the Fund closes its short position or replaces the borrowed security, the Fund will (a) maintain cash or liquid securities at such levels that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short, or (b) otherwise cover the Fund’s short position.

Special Purpose Acquisition Companies. The Fixed Income Opportunities Fund may (as a non-principal investment strategy) invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund's ability to meet its investment objective. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity's shareholders, less certain permitted expense, and any warrants issued by the SPAC will expire worthless. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Special Situations. The Short Term Emerging Markets Debt Fund may invest as a principal investment strategy in “special situations,” and the remaining Bond Funds and the Equity Funds may invest as a non-principal investment strategy in “special situations” – joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles. Such Funds believe that carefully selected special situations could enhance their capital appreciation potential. The Funds also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Funds to invest directly. Investments in special situations may be illiquid.

Standby Commitments and Put Transactions. The Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund, and the California Tax Exempt Bond Fund (as a principal investment strategy) and the Government Money Fund, the Government Bond Fund, the Corporate Bond Fund and the Muni High Income Fund (as a non-principal investment strategy) may engage in standby commitments and put transactions. The Adviser and each Sub-Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when these Funds can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit these Funds to meet redemptions and remain as fully invested as possible in municipal securities.

The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to institutions which the Adviser (or Sub-Adviser, if any) believes present minimum credit risks, and the Adviser (or Sub-Adviser, if any) will use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the puts by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. If any writer is unable to honor a put for financial reasons, the investing Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities under certain circumstances (e.g., provisions excusing the writer from repurchasing securities if there is a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer’s credit, or provisions that puts will not be exercised except in certain special cases, such as to maintain portfolio liquidity). The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put, the Fund could seek to negotiate terms for its extension. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put.

Tax Exempt Commercial Paper. The California Tax Exempt Bond Fund (as a principal investment strategy), and all of the other Funds (as a non-principal investment strategy) may invest in tax-exempt commercial paper. Tax exempt commercial paper is an unsecured short-term obligation issued by a government or political sub-division.

Technology Risk. The Adviser and the Sub-advisers may use various technology in managing the Funds, consistent with their investment objectives and strategies described in the Prospectus and this SAI. For example, proprietary and third-party data and systems may be utilized to support decision making for the Funds. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

Trust Preferred Securities. The Fixed Income Opportunities Fund will (as a principal investment strategy), and all of the other Funds may (as a non-principal investment strategy) invest in trust preferred securities, which are convertible preferred shares issued by a trust where proceeds from the sale are used to purchase convertible subordinated debt from the issuer. The convertible subordinated debt is the sole asset of the trust. The coupon from the issuer to the trust exactly mirrors the preferred dividend paid by the trust. Upon conversion by the investors, the trust in turn converts the convertible debentures and passes through the shares to the investors.

U.S. Government Agency and Instrumentality Obligations. The Government Money Fund, the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund and the Government Bond Fund (as a principal investment strategy), and all of the other Funds (as a non-principal investment strategy) may invest in U.S. Government agency and instrumentality obligations. Various agencies of the U.S. Government issue obligations, including but not limited to the Federal Home Loan Bank (“FHLB”), the Student Loan Marketing Association, the Private Export Funding Corporation (an entity established by the U.S. Treasury and the Export/Import Bank of the United States), Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Ginnie Mae, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Funds may purchase securities guaranteed by Ginnie Mae which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, FHLB, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the U.S. Postal Service. These obligations include securities supported by the full faith and credit of the U.S. Treasury (i.e., Ginnie Mae), securities supported by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks), securities supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency (such as securities issued by Fannie Mae), and securities supported only by the credit of the instrumentality (such as securities issued by Freddie Mac).

U.S. Government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. Government agencies as part of government initiatives in response to market crises or otherwise. In the case of obligations not backed by the full faith and credit of the Unites States, a Fund must look principally to the agency or instrumentality issuing or guaranteed the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. No government agencies or instrumentalities guarantees the market value of the securities it issues, and the market value such securities will fluctuate in response to changes in interest rates. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. Treasury Obligations. The Government Money Fund, the Government Bond Fund and the Intermediate Fixed Income Fund (as a principal investment strategy), and all of the other Funds (as a non-principal investment strategy) may invest in U.S. Treasury obligations, which consist of bills (maturity of one year or less), notes (maturity of one to ten years) and bonds (maturities generally greater than ten years) issued by the U.S. Treasury. The U.S. Government does not guarantee the market value of Treasury securities, which fluctuate in response to changes in interest rates. The Funds may also invest in separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), that are transferable through the federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

Variable and Floating Rate Instruments. The Funds may invest in variable and floating rate instruments as a non-principal investment strategy. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. While such instruments may provide a Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaults on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights.

The California Tax Exempt Bond Fund and the Muni High Income Fund may invest in tender option bonds the interest on which will, in the opinion of bond counsel or counsel for the issuer of interests therein, be exempt from regular federal income tax. Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of a Fund’s investment limitations. Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust that also contains a liquidity facility. The trust issues two classes of receipts, one of which is a synthetic variable-rate demand obligation and one of which is an inverse-rate long-term obligation. Each obligation represents a proportionate interest in the underlying bonds. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. The synthetic variable-rate demand obligations, or “floater receipts”, grant the investors (“floater holders”) the right to require the liquidity provider to purchase the receipts at par, on a periodic (e.g., daily, weekly or monthly) basis. The trust receives the interest income paid by the issuer of the underlying bonds and, after paying fees to the trustee, remarketing agent and liquidity provider, the remaining income is paid to the floater holders based on the prevailing market rate set by the remarketing agent and the remaining (or inverse) amount is paid to the long-term investor. The trust is collapsed prior to the maturity of the bonds and the receipts holders may participate in any gain realized from the sale of the bonds at that time. In the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond, the liquidity facility provider may not be obligated to accept tendered floater receipts. In this event, the underlying bonds in the trust are priced for sale in the market and the proceeds are used to repay the floater and inverse receipt holders. If the receipts holders cannot be repaid in full from the sale of the underlying bonds then the bonds will be distributed to the receipts holders on a pro-rata basis, in which case the holders would anticipate a loss. Tender option bonds may be considered derivatives and are subject to the risk thereof.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Variable Rate Demand Notes. The California Tax Exempt Bond Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in variable rate demand notes (“VRDNs”). VRDNs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are generally adjustable at intervals ranging from daily to one year. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Funds also may invest in VRDNs in the form of participation interests (“Participating VRDNs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank (“institution”). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days’ notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, these Funds may invest in such VRDNs, the issuers or underlying institutions of which the Adviser (or Sub-Adviser, if any) believes are creditworthy and satisfy the quality requirements of these Funds. The Adviser (or Sub-Adviser, if any) periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. Some VRDNs have minimum or maximum rates, or maximum rates set by state law, which limit the degree to which interest on such VRDNs may fluctuate; to the extent they do, increases or decreases in value may be somewhat lesser than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities. VRDNs may earn lower yields than other types of fixed income securities in which the Funds may invest.

When-Issued Securities and Forward Commitments. The Fixed Income Opportunities Fund (as a principal investment strategy) and the other Bond Funds, the Government Money Fund and the Dividend & Income Fund (as a non-principal investment strategy) may all invest in securities on a when-issued or forward commitment basis. These investments involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed; in that case there could be an unrealized loss at the time of delivery. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. Each Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to these Funds before settlement. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Funds may dispose of a when-issued security or forward commitment prior to settlement if the Adviser (or Sub-Adviser, if any) deems it appropriate to do so. Because a Fund’s liquidity and ability to manage its portfolio holdings might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Adviser and each Sub-Adviser, as applicable, expects that commitments to purchase when-issued securities and forward commitments will not exceed 10% of the value of a Fund’s total assets absent unusual market conditions.

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the funds as initial criteria for the selection of portfolio securities, but the Funds also will rely upon the independent advice of the advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a Fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a Fund may become the holders of underlying assets. In that case, the Fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Zero Coupon Bonds. The Fixed Income Opportunities Fund and the Short Term Emerging Markets Debt Fund (as a principal investment strategy), and the other Bond Funds and the Dividend & Income Fund (as a non-principal investment strategy) may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The securities are redeemed at face value on the specified maturity date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The “original issue discount” on the zero coupon bonds must be included ratably in the income of the Fund as the income accrues even though payment has not been received. The Funds nevertheless intend to distribute amounts of cash equal to the currently accrued original issue discount, and this may require liquidating other securities at times the Funds might not otherwise do so and may result in capital loss.

INVESTMENT RESTRICTIONS

INVESTMENT RESTRICTIONS – GOVERNMENT MONEY FUND

Except as otherwise noted with an asterisk (*), the restrictions of the Government Money Fund below are non-fundamental and can be changed by the Board without a vote of shareholders.

The Government Money Fund may not:

1.	*Subject to the provisions of Rule 2a-7 under the 1940 Act, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its total assets would be invested in the securities of such issuer.

2.	Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

3.	*Concentrate 25% or more of the value of its total assets in any one industry or group of industries; provided, however, that a Fund may invest up to 100% of its assets in certificates of deposit or bankers’ acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the Fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities in accordance with its investment objective and policies.

4.	Enter into repurchase agreements if, as a result thereof, more than 10% of its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days and invested in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(a)(2) of the 1933 Act). The Government Money Fund will invest no more than 5% of its net assets in illiquid securities.

5.	*Invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

6.	Invest for the purpose of exercising control or management of another issuer.

7.	Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization, or acquisition of assets, or as may otherwise be permitted by a Fund’s prospectus and the 1940 Act.

8.	*Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objectives and policies).

9.	*Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. A Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. Any borrowings by a Fund will not be collateralized. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary to meet that limitation.

10.	Write, purchase or sell puts, calls or combinations thereof except as otherwise noted in this SAI.

11.	Make short sales of securities or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

12.	*Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter under the federal securities laws in connection with the disposition of securities from its investment portfolio.

13.	*Issue senior securities as defined in the 1940 Act.

14.	Invest in interests or leases in oil, gas or other mineral exploration or development programs.

Except for restrictions (3), (4) and (9), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net or total assets will not be considered a violation of that restriction.

The Government Money Fund will only purchase securities that the Adviser has determined, according to procedures approved by the Board and factors set forth in Rule 2a-7 under the 1940 Act, present minimal credit risk and are “Eligible Securities.” An Eligible Security is a security:

(1)	with a remaining maturity of 397 calendar days or less that the Adviser, acting as the Board’s delegate, determines presents minimal credit risks to the Fund, which determination must include an analysis of the capacity of the security’s issuer or guarantor (including for this paragraph the provider of a conditional demand feature, when applicable) to meet its financial obligations, and such analysis must include, to the extent appropriate, consideration of the following factors with respect to the security’s issuer or guarantor: (a) financial condition; (b) sources of liquidity; (c) ability to react to future market-wide and issuer- or guarantor-specific events, including ability to repay debt in a highly adverse situation; and

(2)	that is issued by a registered investment company that is a money market fund; or

(3)	that is a government security.

The Government Money Fund may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three business days after the acquisition of the securities, provided that the Fund does not invest in the securities of more than one issuer in accordance with this provision at any one time.

INVESTMENT RESTRICTIONS – GOVERNMENT BOND FUND, CORPORATE BOND FUND, CALIFORNIA TAX EXEMPT BOND FUND, MUNI HIGH INCOME FUND, SHORT TERM EMERGING MARKETS DEBT FUND AND u.s. core equity fund

FUNDAMENTAL POLICIES

Except as otherwise indicated, the following investment limitations are fundamental policies of the Government Bond Fund, the Corporate Bond Fund, the California Tax Exempt Bond Fund, the Muni High Income Fund, Short Term Emerging Markets Debt Fund and the U.S. Core Equity Fund and may not be changed without shareholder approval.

No Fund may:

1.	Other than the California Tax Exempt Bond Fund, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2.	Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

3.	Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. To the extent that a Fund’s borrowings exceed 5% of its total assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowing will reduce income; and (ii) asset coverage of at least 300% is required.

4.	Make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5.	Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6.	Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

7.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8.	Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Except as otherwise indicated, these investment limitations and the investment limitations in the Prospectus are fundamental policies of the Trust and may not be changed without shareholder approval.

NON-FUNDAMENTAL POLICIES

The following policies of the Government Bond Fund, the Corporate Bond Fund, the California Tax Exempt Bond Fund, the Muni High Income Fund, the Short Term Emerging Markets Debt Fund and the U.S. Core Equity Fund are non-fundamental and may be changed by the Board without a vote of shareholders.

No Fund may:

1.	Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing.

2.	Invest in companies for the purpose of exercising control.

3.	Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4.	Invest its assets in securities of any investment company, except as permitted by the 1940 Act or an order of exemption therefrom.

5.	Purchase or acquire, in the aggregate, more than 15% of its net assets in illiquid securities.

In addition, the U.S. Core Equity Fund may not purchase the stock or bonds of companies identified by the tobacco service of MSCI ESG Research. This service identifies those companies engaged in growing, processing or otherwise handling tobacco. If the U.S. Core Equity Fund holds any such securities of an issuer which is subsequently identified by MSCI as engaged in such activities, the securities will be sold within a reasonable time period, consistent with prudent investment practice.

The Muni High Income Fund may invest 25% or more of its total assets in PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry or in any one state.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid securities) applies at the time of purchase. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

INVESTMENT RESTRICTIONS – INTERMEDIATE FIXED INCOME FUND, FIXED INCOME OPPORTUNiTIES FUND AND DIVIDEND & INCOME fUND

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund and the Dividend & Income Fund may not be changed without shareholder approval.

No Fund may:

1.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of portfolio securities, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

2.	(a) Borrow money, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that a Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations; or (b) mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings described in (a).

3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities, except that this restriction does not preclude a Fund from obtaining such short term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

4.	Purchase or sell real estate, or commodities or commodity contracts, except that a Fund may purchase or sell currencies (including forward currency exchange contracts), futures contracts, and related options and securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs).

5.	Other than the Fixed Income Opportunities Fund, invest 25% or more of its net assets in the securities of companies engaged in any particular industry or particular group of industries (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). The Fixed Income Opportunities Fund may not invest more than 25% of its net assets in the securities of companies engaged in any particular industry or particular group of industries provided that this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements secured by such obligations or securities issued by other investment companies.

6.	Issue senior securities, as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8.	Invest in any issuer for purposes of exercising control or management.

9.	With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer, except that this restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Up to one-third of a Fund’s total assets may be pledged to secure permitted borrowings by the Fund.

NON-FUNDAMENTAL POLICIES

The following policies of the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund and the Dividend & Income Fund are non-fundamental and may be changed by the Board without a vote of shareholders.

No Fund may:

1.	Invest in securities of other investment companies except as permitted by the 1940 Act.

2.	Invest, in the aggregate, more than 15% of its net assets in illiquid securities.

3.	Make any change in a Fund’s investment policies of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid securities) applies at the time of purchase. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with City National Rochdale, the investment adviser to the Funds, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment adviser, administrator or distributor. Andrew S. Clare (the “Interested Trustee”) is an “interested person” of the Trust, as defined in the 1940 Act. Each Trustee other than Mr. Clare may be referred to in this SAI as an “Independent Trustee” and collectively as he “Independent Trustees.” The business address for each Trustee is c/o City National Rochdale Funds, 400 North Roxbury Drive, Beverly Hills, California 90210, unless otherwise noted. The business address for each officer of the Trust is c/o City National Rochdale LLC, 400 North Roxbury Drive, Beverly Hills, California 90210, unless otherwise noted.

Independent Trustees

Name and Year of Birth	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Daniel A. Hanwacker Year of Birth: 1951	Trustee	Since 2013	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001-present). Managing Director - Asset Management, Putnam Lovell Securities (2000-2001). Co-Founding Partner, Constellation Financial Management Co., LLC (1995-2000).	15	None
Jon C. Hunt Year of Birth: 1951	Trustee	Since 2013	Retired (2013 to present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (2012-2013). Managing Director and Chief Operating Officer, CCM (1998-2012).	15	Advisor’s Inner Circle Fund III (2014 – present); Gallery Trust (2016-present); Schroder Series Trust and Schroder Global Series Trust, Lead Independent Trustee (2017-present).

Julie C. Miller Year of Birth: 1957	Trustee	Since May 2020	Certified Public Accountant (CPA) and Partner, Holthouse, Carlin & Van Trigt LLP (accounting firm) (2006–present).	15		None.
Jay C. Nadel Year of Birth: 1958	Trustee Chairman	Since 2013 Since 2019	Financial Services Consultant (2005-present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	15		Advisor’s Inner Circle Fund III (2016-present); Gallery Trust (2016-present); Schroder Series Trust and Schroder Global Series Trust, Independent Trustee (2017-present).
James R. Wolford Year of Birth: 1954	Trustee	Since 1999	Chief Executive Officer of Corinthian Development Company (2013–present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (2011-2013). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (2010-2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).	15	None

Interested Trustee
Andrew S. Clare (3) Year of Birth: 1945	Trustee	Since 2013	Attorney and partner, Loeb & Loeb LLP, a law firm (1972-present).	15	None

(1)	The Trustees serve for terms of office as follows:

Name of Trustee	End of Term of Office
James R. Wolford	March 29, 2023
Andrew S. Clare	December 31, 2022
Daniel A. Hanwacker	March 29, 2023
Jon C. Hunt	March 29, 2023
Julie C. Miller	May 14, 2030
Jay C. Nadel	March 29, 2023

The Board of Trustees approved the removal of the current term limits, which removal would be effective upon the election of the Trustees by Fund shareholders.

(2)	“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes the series of the Trust as well as the following registered closed-end funds: City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Select Strategies Fund and City National Rochdale Strategic Credit Fund.

(3)	Mr. Clare is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of the provision of significant legal services by him and his law firm to CNB.

Officers

Name and Year of Birth	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
Garrett R. D’Alessandro Year of Birth: 1957	President and Chief Executive Officer	Since 2013	Chief Executive Officer, City National Rochdale (1986–present); Chief Investment Officer, City National Rochdale (2016-2018); President and Chief Executive Officer, City National Rochdale Funds, City National Rochdale High Yield Alternative Strategies Master Fund LLC (the “Master Fund”), City National Rochdale High Yield Alternative Strategies Fund LLC (the “High Yield Feeder Fund”), City National Rochdale High Yield Alternative Strategies Fund TEI LLC (the “High Yield Feeder Fund TEI” and together with the Master Fund and the High Yield Feeder Fund, the “High Yield Funds”) (2013-present), City National Rochdale Select Strategies Fund (the “Select Strategies Fund”) (2016-present), and City National Rochdale Strategic Credit Fund (the “Strategic Credit Fund”) (2018-present).
Stephen Connors SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Year of Birth: 1984	Treasurer (Principal Financial and Accounting Officer and Controller)	Since 2020	Director of Fund Accounting, SEI Investments Company (2014-present) ; Treasurer (Principal Financial and Accounting Officer and Controller), City National Rochdale Funds, Select Strategies Fund, and Strategic Credit Fund (2020-present).
Don Andrews Year of Birth: 1958	Vice President; Chief Compliance Officer (“CCO”) and Anti-Money Laundering Officer(“AML Officer”)	Since 2019	Senior Vice President and CCO, City National Bank Wealth Management Division (2019-present); Vice President, CCO and AML Officer, City National Rochdale Funds, Select Strategies Fund, Strategic Credit Fund, and High Yield Funds (2019-present); CCO, City National Rochdale (2019-2020); Global Practice Leader for Risk and Compliance, Reed Smith (2017–2019); Co-Head of Risk and Compliance, Venable (2015–2017); CCO and CRO, Bessemer Trust (2002–2015).
Mitchell Cepler Year of Birth: 1982	Vice President and Assistant Treasurer	Since 2015	Group Finance Manager, City National Rochdale (2011–present); Vice President and Assistant Treasurer, City National Rochdale Funds (2015-present), Select Strategies Fund (2016-present), and Strategic Credit Fund (2018-present); Treasurer and Chief Financial Officer, High Yield Funds (2016-present).

Anthony Sozio Year of Birth: 1971	Vice President and Secretary	Since 2013	Assistant Vice President of Registered Fund Operations, City National Rochdale (1998-present); Vice President, City National Rochdale Funds (2013-present), Select Strategies Fund (2016-present), and Strategic Credit Fund (2018-present); Secretary, City National Rochdale Funds (2019-present), Select Strategies Fund (2020-present), Strategic Credit Fund (2020-present), and High Yield Funds (2020-present); Assistant Secretary (2013-2019).
Matthew M. Maher SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Year of Birth: 1975	Assistant Secretary	Since 2019

Counsel, SEI Investments Company (2018-present); Assistant Secretary, City National Rochdale Funds, Select Strategies Fund, and Strategic Credit Fund (2019-present); Attorney, Blank Rome LLP (2015-2018); Assistant

Counsel and Vice President, Bank of New York Mellon (2013-2014); Attorney, Dilworth Paxson LLP (2006-2013).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

The Board of Trustees has responsibility for the overall management and operations of the Trust, including oversight of the valuation of the Funds’ portfolio securities. The Board establishes the Trust’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

The Trustees were selected with a view towards establishing a board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and with respect to certain persons, satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

•	Mr. Clare, legal background and experience as a corporate and litigation lawyer.

•	Mr. Hanwacker, experience in the asset management industry and as a trustee of Rochdale Investment Trust, a registered investment company the series of which reorganized into the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund and the Dividend & Income Fund on March 29, 2013.
•	Mr. Hunt, executive investment management experience and experience in management of the Trust and affiliated entities of CNB.

•	Ms. Miller, experience in financial planning and business management in an accounting firm.

•	Mr. Nadel, experience in the financial services field and as a trustee of Rochdale Investment Trust.

•	Mr. Wolford, experience as a chief financial officer of various companies and a Trustee of the Trust.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition, seeking to ensure that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Five of the six Board members are Independent Trustees. Jay C. Nadel, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. Through the committees of the Board the Independent Trustees consider and address important matters involving each Fund, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations and the special obligations of the Independent Trustees. The Board believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

COMMITTEES

The Board has an Audit Committee, comprised solely of the Independent Trustees. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the Trust’s independent registered public accounting firm, approves all auditing and other services provided to the Trust by its independent registered public accounting firm, and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Trust’s financial operations. During the fiscal year ended September 30, 2020, the Audit Committee held four meetings. The Board has designated James R. Wolford as the Trust’s “audit committee financial expert,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of his qualifications.

The Board has an Investment Committee, comprised of all of the Trustees. The Committee monitors on an ongoing basis the investment operations of the various series of the Trust, including matters such as the Funds’ adherence to their investment mandates, historical performance of the Adviser and each sub-adviser as applicable, changes in investment processes and personnel, appropriate benchmarks, and proposed changes in investment objectives and strategies. The Committee also reviews any changes in a Fund’s sub-advisers proposed by the Adviser, including hiring of new sub-advisers and termination of sub-advisers, and makes such recommendations to the Board regarding the proposed changes as it deems appropriate. During the fiscal year ended September 30, 2020, the Investment Committee held four meetings.

The Board has a Nominating and Governance Committee, comprised solely of the Independent Trustees. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees and other relevant issues, and recommends any appropriate changes to the Board of Trustees. During the fiscal year ended September 30, 2020, the Nominating and Governance Committee held five meetings.

The Board has adopted the following procedures by which shareholders may recommend nominees to the Board of Trustees. While the Nominating and Governance Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee beneficially owns more than 5% of the Trust’s voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Trust’s Secretary, and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

RISK MANAGEMENT

Consistent with its responsibility for oversight of the Trust in the interests of shareholders, the Board among other things oversees risk management of the Funds’ investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to City National Rochdale the importance of maintaining vigorous risk management programs and procedures.

The Trust faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or a Fund. Under the overall supervision of the Board, City National Rochdale and other service providers to the Trust employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to ensure such risks are appropriate, and where appropriate to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s CCO, City National Rochdale’s management, and other service providers (such as the Trust’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

EQUITY SECURITIES OWNED BY TRUSTEES

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2020.

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Daniel A. Hanwacker	Government Money Fund $10,001-$50,000 Fixed Income Opportunities Fund $10,001-$50,000	$10,001-$50,000
Jon C. Hunt	Fixed Income Opportunities Fund Over $100,000	Over $100,000
Julie C. Miller	None	None
Jay C. Nadel	Muni High Income Fund Over $100,000 Fixed Income Opportunities Fund Over $100,000	Over $100,000
James R. Wolford	None	Over $100,000

Interested Trustee

Andrew S. Clare	Fixed Income Opportunities Fund Over $100,000	Over $100,000

COMPENSATION

The following table sets forth the compensation of the Independent Trustees for the fiscal year ended September 30, 2020.

Name of Trustee	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustee
Daniel A. Hanwacker	$109,502	N/A	N/A	$112,000
Jon C. Hunt	$97,770	N/A	N/A	$100,000
Julie C. Miller(1)	$26,276	N/A	N/A	$26,875
Jay C. Nadel	$114,880	N/A	N/A	$117,500
James R. Wolford	$109,502	N/A	N/A	$112,000

(1)	Ms. Miller began her service as Trustee in May 2020.

The following table sets forth the compensation of the Interested Trustee for the fiscal year ended September 30, 2020.

Name of Trustee	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustee
Andrew S. Clare	$97,770	N/A	N/A	$100,000

INVESTMENT ADVISER

City National Rochdale serves as the investment adviser to each Fund. The Trust and CNB entered into an Investment Management Agreement (the “CNB Management Agreement”) dated as of April 1, 1999, regarding the Trust. The CNB Management Agreement was effective as to certain of the Funds subsequent to that date. On May 10, 2001, City National Asset Management, Inc. (“CNAM”), a wholly owned subsidiary of CNB, became the investment adviser to the Trust, and the rights and obligations of CNB pursuant to the CNB Management Agreement were assumed by CNAM.

Prior to September 10, 2013, CNAM served as the investment adviser for the Government Money Fund, the Government Bond Fund, the Corporate Bond Fund, the California Tax Exempt Bond Fund and the U.S. Core Equity Fund (the “CNAM Funds”), and Rochdale Investment Management, LLC (“Rochdale”) served as investment adviser for the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund and the Dividend & Income Fund pursuant to an Investment Management Agreement between the Trust and Rochdale dated as of March 28, 2013 (the “Rochdale Management Agreement,” and together with the CNB Management Agreement, the “Management Agreements”). Effective September 10, 2013, Rochdale was renamed City National Rochdale, LLC and CNAM was reorganized into City National Rochdale. Effective August 27, 2015, the CNB Management Agreement and the Rochdale Management Agreement were combined into an Amended and Restated Investment Management between the Trust and City National Rochdale (the “Management Agreement”)

The Adviser provides a continuous investment program of general investment and economic advice regarding the Funds’ investment strategies, manages the Funds’ investment portfolios and provides other services necessary to the operation of the Funds and the Trust. As of October 31, 2020, the Adviser had approximately $45.8 billion in assets under management. CNB, founded in the early 1950s, is a federally chartered commercial bank with approximately $81.8 billion in assets under administration, which includes $59.1 billion in assets under management, as of October 31, 2020. CNB is a wholly-owned indirect subsidiary of RBC USA Holdco Corporation, which is a wholly-owned indirect subsidiary of Royal Bank of Canada. Royal Bank of Canada has approximately $5,891,200 million Canadian dollars in assets under administration, which includes $843,600 million Canadian dollars in assets under management, as of October 31, 2020.

The fees payable under the Management Agreement, and any fee waiver or expense reimbursement arrangements, with respect to the Funds are described in the Prospectus.

The Management Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreement is in effect with respect to each Fund, as applicable, for a two-year term (the “Initial Term”) from its effective date, and thereafter continues in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated with respect to each Fund at any time upon 60 days’ notice by either party or by a vote of a majority of the outstanding shares of that Fund, and will terminate automatically upon its “assignment” (as such term is defined in the 1940 Act).

The Adviser supervises each Fund’s investments, conducts its investment program and provides supervisory and compliance services to each Fund. The Adviser provides the Funds with investment management services, including, subject to the supervision of, and policies established by, the Board of Trustees, the selection, appointment, termination and supervision of any sub-adviser to furnish day-to-day investment advice and recommendations to any of the Funds. In accordance with an exemptive order from the SEC, the Adviser may from time to time with the approval of the Board of Trustees employ, terminate and modify the sub-advisory agreements of unaffiliated sub-advisers according to certain procedures without soliciting shareholders’ approval. The Adviser may also directly manage a portion of the assets of a sub-advised Fund. When acting as a “manager of managers,” the Adviser provides investment management services that include the selection of sub-advisers employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers when the Adviser believes appropriate or advisable; regular monitoring of the sub-advisers’ buying and selling of securities; regular review of holdings; ongoing trade oversight; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when multiple sub-advisers are used; and risk management oversight and analysis.

The Adviser is responsible for payment of all expenses it may incur in performing services pursuant to the Management Agreement, including payment of all Sub-Advisers. The Adviser provides all executive, administrative, clerical and other personnel reasonably necessary to perform its obligations under the Management Agreement and pays the salaries and other employment related costs of employing those persons. The Adviser also furnishes the Funds with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space, facilities and equipment.

The Management Agreement provides that the Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Adviser, as described in the preceding paragraph. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Funds, charges of the custodian and transfer agent, cost of auditing services, Independent Trustees’ fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Fund prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Funds, or costs related to indemnification of Trustees, officers and employees of the Funds.

The Adviser also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies.

The use of the name “City National Rochdale” by the Trust and by the Funds is pursuant to the consent of the Adviser, which may be withdrawn if the Adviser ceases to be the Adviser of the Funds.

For the periods indicated, the Funds paid the Adviser the following investment management fees and the Adviser waived the indicated amounts. For each Fund, the Adviser’s investment management fees are allocated among the classes of the Fund according to the relative net asset values of the classes.

Fund	Fiscal Year Ended September 30, 2020		Fiscal Year Ended September 30, 2019		Fiscal Year Ended September 30, 2018
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Government Money Fund(1)(2)	$9,302,850	$4,694,758	$5,546,686	$4,065,346	$11,819,503	$3,194,000
Government Bond Fund(1)	$181,178	$181,178	$51,870	$161,482	$197,484	$175,170
Corporate Bond Fund(1)	$530,283	$144,186	$466,170	$74,848	$394,864	$158,556
California Tax Exempt Bond Fund (1)	$217,869	$181,013	$76,469	$149,916	$66,167	$176,786
Muni High Income Fund	$7,722,670	$0	$6,580,136	$0	$6,240,268	$0
Intermediate Fixed Income Fund(1)	$448,796	$160,488	$497,746	$112,812	$783,850	$92,902
Short Term Emerging Markets Debt Fund(1)(3)	$1,330,904	$32,356	268,241	15,356	N/A	N/A
Fixed Income Opportunities Fund(1)(4)	$17,813,796	$383,654	$15,520,810	$105,047	$14,661,812	$0
Dividend & Income Fund(1)(5)	$1,152,374	$12,370	$1,172,393	$0	$1,242,247	$0
U.S. Core Equity Fund	$1,267,078	$0	$1,190,081	$0	$1,132,552	$0

(1)	The Adviser has voluntarily waived certain amounts in order to keep total annual fund operating expenses at or below certain percentages of the Funds’ respective average daily net assets. The Adviser has also voluntarily agreed to waive a portion of the expenses of the Government Money Fund to the extent needed to maintain a one-day net income yield (yield floor) of not less than 0.01% of the Fund’s average daily net assets. Effective March 1, 2018, the Adviser discontinued recapturing previously waived fees in the Government Money Fund.

(2)	Includes recovery of previously waived fees amounting to $0 for fiscal year ended September 30, 2020, $0 for fiscal year ended September 30, 2019, and $3,188,000 for fiscal year ended September 30, 2018.

(3)	The Short Term Emerging Markets Debt Fund commenced operations on May 14, 2019.

(4)	Includes recovery of previously waived fees amounting to $16,534 for fiscal year ended September 30, 2019.

(5)	Includes recovery of previously waived fees amounting to $4,747 for fiscal year ended September 30, 2019.

The Adviser has voluntarily agreed to waive a portion of the expenses of the Government Money Fund to the extent needed to maintain a one-day net income yield (yield floor) of not less than 0.01% of the Fund’s average daily net assets. This waiver may be terminated at any time, and amounts waived may not be recaptured by the Adviser.

The Adviser has also voluntarily agreed to limit its fees or reimburse expenses for certain of the Funds. The Adviser intends to continue these arrangements at least through January 31, 2022; however, the Adviser is under no obligation to continue these arrangements, and may terminate them at any time. Any fee reductions or reimbursements may be repaid to the Adviser as described below.

	Expense Level
	(as a % of average daily net assets)
Fund	Institutional Class	Servicing Class	Class N
Government Bond Fund	N/A	0.78%	1.03%
Corporate Bond Fund	N/A	0.76%	1.01%
California Tax Exempt Bond Fund	N/A	0.63%	0.88%
Intermediate Fixed Income Fund	0.51%	N/A	1.01%
Fixed Income Opportunities Fund	N/A	N/A	1.09%

The Adviser may seek potential recovery of amounts waived or reimbursed for a period of three years from the fiscal year in which such amounts were waived or reimbursed provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitations, and subject to various conditions described below.

If the Adviser were to seek to recover amounts previously waived or reimbursed, the Adviser would generally seek reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year. The Adviser’s ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Adviser must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but the full amount of the potential liability will appear in a footnote to each Fund’s financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, that the Adviser intends to seek such reimbursement and that the Board has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Fund for that current period.

For the fiscal year ended September 30, 2020, the Adviser reimbursed other expenses in the following amounts: $14,189 for the Government Bond Fund.

For the fiscal year ended September 30, 2019, the Adviser recaptured fees it had previously waived in the following amounts: $16,534 for the Fixed Income Opportunities Fund and $4,747 for the Dividend & Income Fund.

For the fiscal year ended September 30, 2018, the Adviser recaptured fees it had previously waived in the following amounts: $3,188,000 for the Government Money Fund.

A summary of the Board’s considerations associated with its most recent renewal of the Management Agreement is included in the Trust’s Annual Report for the fiscal year ended September 30, 2020.

Conflicts of Interest

The Adviser and its affiliates, directors, officers, employees and personnel (collectively, for purposes of this section, “City National Rochdale”), including the entities and personnel who may be involved in the management, operations or distribution of the Funds are engaged in a variety of businesses and have interests other than those related to managing the Funds. The broad range of activities and interests of City National Rochdale gives rise to actual, potential and perceived conflicts of interest that could affect the Funds and their shareholders.

Certain actual and potential conflicts are described below. This is not, and is not intended to be, a complete enumeration or description of all the actual and potential conflicts that may arise. Additional, perceived or unanticipated conflicts of interest may arise from time to time in the ordinary course of City National Rochdale’s various business activities.

City National Rochdale and the Funds have adopted practices, policies and procedures that are intended to identify, manage and, when possible, mitigate conflicts of interest. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the Funds’ investment activities and affect their performance.

City National Rochdale manages or advises other funds and accounts in addition to the Funds (collectively, the “Other Accounts”). Certain Other Accounts have investment objectives similar to those of the Funds and/or engage in transactions in the same types of securities and instruments as the Funds. Such transactions could affect the prices and availability of the securities and instruments in which a Fund invests, and could have an adverse impact on the Fund’s performance. Other Accounts may buy or sell positions while a Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund. A position taken by City National Rochdale, on behalf of one or more Other Accounts, may be contrary to a position taken on behalf of a Fund or may be adverse to a company or issuer in which the Fund has invested.

The results of the investment activities of the Funds may differ significantly from the results achieved for Other Accounts. City National Rochdale may give advice, and take action, with respect to any current or future Other Accounts that may compete or conflict with advice City National Rochdale may give to, or actions City National Rochdale may take for, the Funds. City National Rochdale may receive more compensation with respect to certain Other Accounts than that received with respect to the Funds or may receive compensation based on the performance of certain Other Accounts. City National Rochdale personnel may have greater economic and other interests in certain Other Accounts promoted or managed by such personnel as compared to the Funds.

City National Rochdale and other financial service providers have conflicts associated with their promotion of the Funds or other dealings with the Funds that would create incentives for them to promote the Funds. City National Rochdale may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. City National Rochdale will also benefit from increased assets under management. These compensation matters may create a financial incentive on the part of City National Rochdale to recommend the Funds over Other Accounts or products, or to effect transactions differently in the Funds as compared to Other Accounts. City National Rochdale has an interest in increasing Fund assets, including in circumstances when that may not be in the Funds’ or their shareholders’ interests.

City National Rochdale, out of its past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of the Funds and Other Accounts. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments may be substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the Funds or Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit City National Rochdale to the extent the payments result in more assets being invested in the Funds and Other Accounts on which fees are being charged.

City National Rochdale may have a financial incentive to implement certain changes to the Funds or Other Accounts. For example, the Adviser may, from time to time, recommend a change in sub-adviser. City National Rochdale may benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. Any recommendation to the Board concerning the replacement of a sub-adviser for a Fund is subject to the Adviser’s fiduciary duty to act in the best interests of a Fund and its shareholders.

City National Rochdale has existing and may have other future business dealings or arrangements with current or proposed sub-advisers, or other Fund service providers (or their affiliates) recommended by City National Rochdale. For example, an affiliate of SEI Investments provides accounting services to City National Bank, City National Rochdale’s parent corporation. Such other business dealings or arrangements present conflicts of interest that could influence City National Rochdale’s selection, retention or termination of sub-advisers or service providers. For example, City National Rochdale may have an incentive to hire as a sub-adviser or other service provider an entity with which City National Rochdale has, or would like to have, significant or other business dealings or arrangements, and City National Rochdale may have a disincentive to recommend the termination of such a sub-adviser or service provider.

A significant percentage of a Fund’s shares may be owned or controlled by City National Rochdale and/or Other Accounts advised by City National Rochdale. Accordingly, a Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect a Fund’s net asset value, performance and ability to meet shareholder redemption requests and could cause a Fund to purchase or sell securities at a time when it would not normally do so. In addition, large-scale outflows could result in a Fund’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Fund’s expense ratio. City National Rochdale is subject to potential conflicts of interest in selecting shares of Funds for redemption and in deciding whether and when to redeem such shares. Further, in most cases, City National Rochdale has proxy voting discretion with respect to Fund shares held in Other Accounts it advises. City National Rochdale faces conflicts of interest in voting proxies on behalf of the Other Accounts, and has adopted policies and procedures designed to mitigate such conflicts.

City National Rochdale derives ancillary benefits from providing investment management, shareholder servicing and distribution services to the Funds, and providing such services to the Funds may enhance City National Rochdale’s relationships with various parties, facilitate additional business development, and enable City National Rochdale to obtain additional business and generate additional revenue.

The range of activities, services and interests of a sub-adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage a Fund and its shareholders. Among other things, a sub-adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more Funds, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts, and offshore funds. Managing multiple funds and accounts may give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. A sub-adviser’s portfolio managers may also manage funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements may create an incentive for a portfolio manager to favor higher-fee funds or accounts. A sub-adviser and/or its affiliates also may derive ancillary benefits from providing investment sub-advisory services to a Fund, and providing such services to a Fund may enhance the sub-adviser’s and/or its affiliates’ relationships with various parties, facilitate additional business development and enable the sub-adviser and/or its affiliates to obtain additional business and generate additional revenue. Please see Appendix A for a further discussion of sub-adviser conflicts of interest.

Please see “Conflicts of Interest in Portfolio Management” below for a further discussion portfolio management conflicts.

SUB-ADVISERS

The Short Term Emerging Markets Debt Fund

GML entered into a sub-advisory agreement effective January 18, 2019 (the “GML Sub-Advisory Agreement”), with the Adviser pursuant to which GML serves as discretionary investment adviser to the Fund.

The GML Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any error of judgment or import of law, or for any loss suffered by the Trust in connection with the matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties under this agreement or its reckless disregard of its obligations and duties thereunder.

After its initial two-year term, the continuance of the GML Sub-Advisory Agreement must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the GML Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The GML Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event of the assignment or termination of the Management Agreement, and is terminable at any time without penalty by vote of the Board or by vote of the holders of a majority of the Fund’s outstanding voting securities, or by City National Rochdale or GML, on 60 days’ written notice to the other party.

The Adviser pays GML a fee for its services. The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly.

A summary of the Board’s considerations associated with its approval of the GML Sub-Advisory Agreement will be included in the Trust’s Annual Report for the year ended September 30, 2020.

The Fixed Income Opportunities Fund

Each of Alcentra, Alcentra NY, AllFinancial, Ashmore, Federated, GML and Seix serves as a sub-adviser of the Fixed Income Opportunities Fund pursuant to one or more sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) with the Adviser. Federated, GML and Seix have served as sub-advisers to the Fixed Income Opportunities Fund since the reorganization of its Rochdale Predecessor Fund into the Fixed Income Opportunities Fund on March 29, 2013. Alcentra has served as sub-adviser to the Fixed Income Opportunities Fund since March 2014. AllFinancial and Ashmore have served as sub-advisers to the Fixed Income Opportunities Fund since June 2014. Alcentra NY has served as sub-adviser to the Fixed Income Opportunities Fund since December 2017. As of December 31, 2020, the portion of the Fixed Income Opportunities Fund managed by each of Alcentra, AllFinancial, Ashmore, Federated, GML and Seix is set forth in the following table.

Sub-Adviser	Percentage of Fund Managed
GML	20.86%
Ashmore	19.33%
Federated	18.86%
Alcentra	17.86%
Seix	14.52%
AllFinancial	8.57%

The Adviser is responsible for allocating the assets among the Sub-Advisers. Each Sub-Adviser manages the investments of its portion or portions of the Fund, determining which securities or other investments to buy and sell for the Fund, selecting the brokers and dealers to effect the transactions, and negotiating commissions. The Sub-Advisers may also serve as managers or advisers to other investment companies and other clients, including clients of the Adviser.

The Adviser pays each Sub-Adviser a fee for its services. The fee is determined as a percentage of average daily net assets managed by the Sub-Adviser and is accrued daily and paid monthly. The Adviser paid the following sub-advisory fees to the Sub-Advisers named above for the periods indicated.

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Sub-Advisory Fees	$14,202,948.76	$12,300,761.56	$11,609,229.89

Each Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

The continuance of each Sub-Advisory Agreement must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the applicable Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Fund or Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the applicable Fund, on not less than 60 days’ written notice by either party.

Summaries of the Board’s considerations associated with its most recent renewal or approval of Sub-Advisory Agreements with each of Alcentra, Alcentra NY, AllFinancial, Ashmore, Federated, GML and Seix are included in the Funds’ Annual Report for the year ended September 30, 2020.

PORTFOLIO MANAGERS

Information regarding City National Rochdale and each of the Sub-Advisers is contained in the Prospectus under “Management of the Funds.” Following is information with respect to each person who is primarily responsible for the day-to-day management of each Fund’s portfolio (a “portfolio manager”), as identified in the Prospectus: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager’s compensation structure and (iii) the dollar range of the portfolio manager’s investments in each Fund. All information provided below is as of September 30, 2020, unless otherwise indicated.

Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, Intermediate Fixed Income Fund, Short Term Emerging Markets Debt Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and U.S. Core Equity Fund

City National Rochdale manages the investment portfolios of the Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, Intermediate Fixed Income Fund, Short Term Emerging Markets Debt Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and U.S. Core Equity Fund.

City National Rochdale is a wholly-owned subsidiary of CNB. The compensation received from CNB by all City National Rochdale employees, including each of the portfolio managers listed below, consists of base cash salaries and annual cash bonuses based on the investment professional’s assigned portfolios’ investment performance, his/her contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB’s investment division’s activities. Investment professionals are also eligible to participate in CNB’s stock option program, which provides for an annual stock grant based on individual performance, and corporate profit sharing program, which is a qualified defined contribution plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his or her pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions (“employer contributions”) each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB.

Government Bond Fund

The individuals with primary responsibility for managing the Government Bond Fund are Charles Luke and Christopher Martin.

Mr. Luke manages the following accounts (including the Government Bond Fund, Corporate Bond Fund, Intermediate Fixed Income Fund, Short Term Emerging Markets Debt Fund and Fixed Income Opportunities Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	5	$4,698.88	0	$0
Other Pooled Investment Vehicles:	0	0	0	$0
Other Accounts:	24	$1,092	0	$0

Mr. Martin manages the following accounts (including the Government Bond Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$38.71	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	106	$595.77	0	$0

Neither Mr. Luke nor Mr. Martin owns any shares of the Government Bond Fund.

Corporate Bond Fund

The individuals with primary responsibility for managing the Corporate Bond Fund are Charles Luke and David Krouth. Additional information about Mr. Luke is set forth above under “Government Bond Fund.”

Mr. Krouth manages the following accounts (including the Corporate Bond Fund and Intermediate Fixed Income Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$238.41	0	$0
Other Pooled Investment Vehicles:	0	0	0	$0
Other Accounts:	17	$109.51	0	$0

Neither Mr. Luke nor Mr. Krouth owns any shares of the Corporate Bond Fund.

California Tax Exempt Bond Fund

The individuals with primary responsibility for managing the California Tax Exempt Bond Fund are Michael Taila and Pam Nelson.

Mr. Taila manages the following accounts (including the California Tax Exempt Bond Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$80.24	0	$0
Other Pooled Investment Vehicles:	0	0	0	$0
Other Accounts:	0	0	0	$0

Ms. Nelson manages the following accounts (including the California Tax Exempt Bond Fund) as of March 31, 2021:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$78.28	0	$0
Other Pooled Investment Vehicles:	0	0	0	$0
Other Accounts:	197	$741.68	0	$0

Neither Mr. Taila nor Ms. Nelson owns any shares of the California Tax Exempt Bond Fund.

Intermediate Fixed Income Fund

The individuals with primary responsibility for managing the Intermediate Fixed Income Fund are Charles Luke and David Krouth. Additional information about Messrs. Luke and Krouth is set forth above under “Corporate Bond Fund.”

Neither Mr. Luke nor Mr. Krouth owns any shares of the Intermediate Fixed Income Fund.

Fixed Income Opportunities Fund

The individuals with primary responsibility for managing the Fixed Income Opportunities Fund are Garrett D’Alessandro, Charles Luke, and Thomas Ehrlein Additional information about Mr. Luke is set forth above under “Corporate Bond Fund.”

Mr. D’Alessandro manages the following accounts (including the Fixed Income Opportunities Fund and Short Term Emerging Markets Debt Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	3	$4,421.76	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	82	$249.89	0	$0

Mr. Ehrlein manages the following accounts (including the Fixed Income Opportunities Fund and Short Term Emerging Markets Debt Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	4	$4,423.64	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Messrs. D’Alessandro, Luke, and Ehrlein do not own any shares of the Fixed Income Opportunities Fund.

Short Term Emerging Markets Debt Fund

The individuals with primary responsibility for managing the Short Term Emerging Markets Debt Fund are Garrett D’Alessandro, Charles Luke, and Thomas H. Ehrlein.

Additional information about Messrs. D’Alessandro and Ehrlein is set forth above under the “Fixed Income Opportunities Fund.” Additional information about Mr. Luke is set forth above under “Corporate Bond Fund.”

Messrs. D’Alessandro, Luke, and Ehrlein do not own any shares of the Short Term Emerging Markets Debt Fund.

Dividend & Income Fund

The individual with primary responsibility for managing the Dividend & Income Fund is Thomas A. Galvin.

Mr. Galvin manages the following accounts (including the Dividend & Income Fund and the U.S. Core Equity Fund) as of March 31, 2021:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$627.2	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	2	$2.20	0	$0

Mr. Galvin does not own any shares of the Dividend & Income Fund.

U.S. Core Equity Fund

The individual with primary responsibility for managing the U.S. Core Equity Fund is Thomas A. Galvin. Additional information about Mr. Galvin is set forth above under “Dividend & Income Fund.”

Mr. Galvin owns shares of the U.S. Core Equity Fund worth $500,001 - $1,000,000.

Muni High Income Fund

The individuals with primary responsibility for managing the Muni High Income Fund are William Black, Douglas Gibbs and Brian Winters.

Messrs. Black, Gibbs and Winters manage the following accounts (including the Muni High Income Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$1,774.36	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Mr. Black owns shares of the Muni High Income Fund worth $100,001-$500,000. Mr. Gibbs owns shares of the Muni High Income Fund worth 100,001-$500,000. Mr. Winters owns shares of the Muni High Income Fund worth $$10,001-$50,000.

Conflicts of Interest in Portfolio Management

Portfolio managers who have day-to-day management responsibilities with respect to more than one Fund or other account may be presented with several potential or actual conflicts of interest.

First, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. In approving the Management Agreement and each Sub-Advisory Agreement, the Board of Trustees was satisfied that each portfolio manager would be able to devote sufficient attention to the management of the applicable Fund, and that the Adviser and each Sub-Adviser seeks to manage such competing interests for the time and attention of portfolio managers. In addition, most other accounts managed by each identified portfolio manager are managed using the same investment models that are used in connection with the management of the applicable Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts of the Adviser or Sub-Adviser. To deal with these situations, the Adviser and each Sub-Adviser have adopted procedures for allocating portfolio transactions across multiple accounts, which generally provide for pro rata allocation.

With respect to securities transactions for the Funds, the Adviser and each Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Adviser and Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The appearance of a conflict of interest may also arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Adviser or Sub-Adviser could share in investment gains.

The Trust, Adviser and Sub-Advisers have adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of the Adviser and the Sub-Advisers meet periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

ADMINISTRATOR

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two years each, unless terminated by mutual agreement, by either party on not less than 60 days’ prior written notice to the other party, upon the liquidation of a Fund with respect to that Fund, upon the liquidation of the Administrator, or upon 45 days’ written notice following an uncured material breach.

The Administrator is entitled to fees calculated based upon the aggregate average daily net assets (“Assets”) of the Trust, subject to a minimum annual fee. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of certain Funds’ shares.

For the periods indicated, the Funds paid the following administrative fees:

Fund	Fiscal Year Ended September 30, 2020		Fiscal Year Ended September 30, 2019		Fiscal Year Ended September 30, 2018
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Government Money Fund	$753,966	$0	$779,529	$0	$888,998	$0
Government Bond Fund	$170,590	N/A	$159,697	N/A	$177,878	N/A
Corporate Bond Fund	$185,631	N/A	$174,355	N/A	$186,140	N/A
California Tax Exempt Bond Fund	$177,010	N/A	$165,570	N/A	$178,431	N/A
Muni High Income Fund	$420,305	N/A	$408,388	N/A	$330,996	N/A
Short Term Emerging Markets Debt Fund(1)	$207,854	$0	$67,903	0	N/A	N/A
Intermediate Fixed Income Fund	$182,253	N/A	$177,269	N/A	$198,977	N/A
Fixed Income Opportunities Fund	$803,616	N/A	$685,857	N/A	$704,934	N/A
Dividend & Income Fund	$201,974	N/A	$191,163	N/A	$203,450	N/A
U.S. Core Equity Fund	$216,282	N/A	$202,141	N/A	$209,230	N/A

(1)	The Short Term Emerging Markets Debt Fund commenced operations on May 14, 2019.

The Administrator, a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

DISTRIBUTOR

SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to shares of the Funds. The Distribution Agreement is renewable annually by approval of the Board of Trustees and of the Independent Trustees. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees who have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days’ written notice by either party or upon assignment by the Distributor. The Distributor receives distribution fees pursuant to the Distribution Plan on behalf of Class N shares of each Fund and Class S shares of the Government Money Fund. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The Distributor has entered into a Distribution Coordination Agreement with the Trust and CNR Securities LLC (“CNR Securities”), pursuant to which CNR Securities acts as Sub-Distribution Coordinator. CNR Securities is a FINRA registered broker-dealer and wholly owned subsidiary of City National Bank, is an affiliate of City National Rochdale. CNR Securities’ principal place of business is 400 Park Avenue, New York NY 10022. Under the Distribution Coordination Agreement, the entirety of the fees received by the Distributor pursuant to the Distribution Plan is transmitted to CNR Securities. CNR Securities then reallows those fees to broker-dealers and service providers, including City National Rochdale and other affiliates, for payments for distribution services of the type identified in the Distribution Plan, and retains any undistributed balance of fees received from the Distributor.

TRANSFER AGENT

Pursuant to a transfer agency agreement, U.S. Bank Global Fund Services (the “Transfer Agent”) located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Funds.

CUSTODIAN

Pursuant to a custodian agreement, U.S. Bank, N.A. (the “Custodian”), located at 1555 N. Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the custodian of the Trust’s and the Irish Subsidiary’s assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND REPORTS TO SHAREHOLDERS

The Trust’s independent registered public accounting firm, BBD, LLP, audits and reports on the annual financial statements of the Funds and may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of BBD, LLP is 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. The address of Morgan, Lewis & Bockius LLP is 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626.

Dechert LLP serves as counsel to the Independent Trustees. The address of Dechert LLP is 650 Town Center Drive, Suite 700, Costa Mesa, California 92626.

SERVICER

The Fixed Income Opportunities Fund and its Subsidiary have retained Financial Life Services, LLC (“FLS”) to provide certain services to the Fund regarding life insurance policies pursuant to the terms of a Servicing Agreement. The address of FLS is 60 Long Ridge Road, Suite 205, Stamford, Connecticut 06902.

The Fixed Income Opportunities Fund or its Subsidiary pays FLS an annual servicing fee on each policy held by the Fund or Subsidiary, as applicable. FLS will perform certain administrative services with respect of each policy, including: maintaining copies of documents evidencing the Fund’s purchase of policies; obtaining medical records, life expectancy reports and certain actuarial analyses; monitoring insurance premium billings and payments; confirming that premium payments are received and properly credited; tracking the life status and contact information of the insureds; and obtaining certain premium payment projections. FLS will also provide certain reports to the Fixed Income Opportunities Fund and its Subsidiary relating to the policies.

LIFE SETTLEMENT POLICY VALUATION CONSULTANT

The Trust, on behalf of the Fixed Income Opportunities Fund, has retained Colva Insurance Services (“Colva”), a life insurance and life settlement actuarial consulting firm, to provide actuarial advice and an independent fair market valuation and assessment of the Fund’s life settlement portfolio. Colva is owned by Alpha Growth plc (“Alpha Growth”).

The Fixed Income Opportunities Fund paid Colva a one-time set up fee and continues to pay Colva a monthly fee based on the number of life settlement policies valued and an hourly fee for actuarial support.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to: pursue the investment objective of the Funds; invest money obtained from the sale of the Funds’ shares; reinvest proceeds from maturing, or the sale of, portfolio securities; and meet redemptions of the Funds’ shares. Portfolio transactions may increase or decrease the returns of the Funds depending upon management’s ability correctly to time and execute them.

The Adviser and the Sub-Advisers, in effecting purchases and sales of portfolio securities for the accounts of the Funds, seek to obtain best execution under the circumstances then prevailing. Subject to the supervision of the Board, the Adviser and the Sub-Advisers generally select broker-dealers for the Funds primarily on the basis of the quality and reliability of services provided, including but not limited to execution capability and financial responsibility. Each of the Adviser and the Sub-Advisers annually performs a formal review of the broker-dealers used by it with respect to the Funds, and performs informal reviews of the broker-dealers on an on-going basis.

While the Funds’ general policy is to seek to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish research, brokerage and statistical services to the Funds or to the Adviser or Sub-Adviser(s), even if the specific services were not provided just to the Funds and may be lawfully and appropriately used by the Adviser or Sub-Adviser(s) in advising other clients. The Adviser and Sub-Adviser(s) consider such information, which is in addition to, and not in lieu of, the services required to be performed by them under the Management Agreement or Sub-Advisory Agreement, as appropriate, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Adviser or relevant Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Adviser or Sub-Adviser in carrying out its responsibilities to that Fund or to other discretionary advisory clients of the Adviser or relevant Sub-Adviser. The Investment Manger complies with Section 28(e) of the Securities Exchange Act of 1934 in this regard.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers will include the spread between the bid and asked prices.

Investment decisions for the Funds are reached independently from those for other accounts managed by the Adviser and the Sub-Advisers. Such other accounts may also make investments in instruments or securities at the same time as the Funds. On occasions when the Adviser or a Sub-Adviser determines the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Adviser or the Sub-Advisers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser or a Sub-Adviser in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Funds and to its other participating clients. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

The Funds do not direct securities transactions to broker-dealers in recognition of the sale of Fund shares. However, broker-dealers who execute brokerage transactions for the Funds may effect purchases of shares of the Funds for their customers. The Funds do not use the Distributor to execute its portfolio transactions.

REGULAR BROKERS OR DEALERS

“Regular brokers or dealers” (as such term is defined in the 1940 Act) of a Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. For the fiscal year ended September 30, 2020, no Fund held any securities of its “regular brokers or dealers.”

PORTFOLIO TURNOVER

Each Fund buys and sells securities (or “turns over” its portfolio) as necessary to seek to achieve the Fund’s investment objective. A Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

Each Fund’s portfolio turnover rates (rounded to a whole number) for the periods indicated, are shown in the table below.

Fund	Portfolio Turnover Rate for the Fiscal Year Ended September 30, 2020	Portfolio Turnover Rate for the Fiscal Year Ended September 30, 2019
Government Bond Fund	25%	60%
Corporate Bond Fund	35%	21%
California Tax Exempt Bond Fund	23%	24%
Muni High Income Fund	45%	33%
Intermediate Fixed Income Fund	49%	35%
Short Term Emerging Markets Debt Fund	129%	121%
Fixed Income Opportunities Fund	143%	180%
Dividend & Income Fund	20%	3%
U.S. Core Equity Fund	14%	22%

BROKERAGE

For the periods indicated, the indicated Funds paid the following brokerage commissions:

Year Ended September 30, 2020	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Muni High Income Fund	N/A	N/A	N/A	N/A
Intermediate Fixed Income Fund	N/A	N/A	N/A	N/A
Short Term Emerging Markets Debt Fund	N/A	N/A	N/A	N/A
Fixed Income Opportunities Fund	$524,299.79	N/A	N/A	N/A
Dividend & Income Fund	$12,004.12	N/A	N/A	N/A
U.S. Core Equity Fund	$47,054.88	N/A	N/A	N/A

Year Ended September 30, 2019	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Muni High Income Fund	N/A	N/A	N/A	N/A
Intermediate Fixed Income Fund	$3,937.52	N/A	N/A	N/A
Short Term Emerging Markets Debt Fund(1)	N/A	N/A	N/A	N/A
Fixed Income Opportunities Fund	$212,335.31	N/A	N/A	N/A
Dividend & Income Fund	$4,323.31	N/A	N/A	N/A
U.S. Core Equity Fund	$74,652.76	N/A	N/A	N/A

(1)	The Short Term Emerging Markets Debt Fund commenced operations on May 14, 2019.

Year Ended September 30, 2018	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Muni High Income Fund	N/A	N/A	N/A	N/A
Intermediate Fixed Income Fund	N/A	N/A	N/A	N/A
Fixed Income Opportunities Fund	$1,105.41	N/A	N/A	N/A
Dividend & Income Fund	$5,961.57	N/A	N/A	N/A
U.S. Core Equity Fund	$36,633.42	N/A	N/A	N/A

For the fiscal year ended September 30, 2020, 100% of the total brokerage commissions paid by the U.S. Core Equity Fund were paid to firms which provided research services to the Adviser as well as execution services. For the fiscal year ended September 30, 2020, 100% of the total brokerage commissions paid by the Dividend & Income Fund were paid to firms which provided research services to the Adviser as well as execution services.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. If cash payment is requested, checks will normally be mailed on the business day following the dividend reinvestment date. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

Your dividends begin to accrue on the day of purchase for shares bought if purchased before 4:00 p.m., Eastern Time. Your dividends begin to accrue on the following day for shares purchased after this cut-off time. We will not credit you with dividends for shares on the day you sell them.

On each day that the Government Money Fund’s net asset values per share are determined (each a “Business Day”), the Fund’s net investment incomes are declared as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) as a dividend to shareholders of record as of the last calculation of net asset value prior to the declaration and to shareholders investing on that day subject to the following conditions: (1) receipt of the purchase order by the Transfer Agent before 3:00 p.m., Eastern Time; and (2) payment in immediately available funds wired to the Transfer Agent by the close of business the same day.

The Government Money Fund calculates dividends based on daily net investment income. For this purpose, the net investment income of the Fund consists of: (1) accrued interest income, plus or minus amortized discount or premium, less (2) accrued expenses allocated to that Fund. If the Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees.

Should the net asset values of the Government Money Fund deviate significantly from market value, the Board of Trustees could decide to value the investments at market value, and any unrealized gains and losses could affect the amount of the Fund’s distributions.

FEDERAL INCOME TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in a Fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each Fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market (generally including MLPs), other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships”(generally including MLPs).

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships (generally including MLPs), may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders.

Net short-term and long-term capital losses incurred by a Fund may be carried forward to offset future capital gains for an unlimited period. Capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2020, the Funds had the following capital losses:

Fund	Short-Term Loss (000)	Long-Term Loss (000)	Total (000)
Government Bond Fund	$(52)	$(716)	$(768)
Corporate Bond Fund	$--	$(848)	$(848)
Muni High Income Fund	$(17,657)	$(3,083)	$(20,740)
Intermediate Fixed Income Fund	$--	$(90)	$(90)
Fixed Income Opportunities Fund	$--	$(27,723)	$(27,723)
Dividend & Income Fund	$--	$(180)	$(180)

Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

A Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount. These rules may also affect the amount, timing, and character of income and gain recognized by the Funds and of distributions to shareholders. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

A Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on high yield obligations may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible by the issuer, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

If a Fund invests in the equity securities of an MLP, the Fund will generally be a partner in such MLP. Accordingly, the Fund will be required to take into account the Fund’s allocable share of the income, gains, losses, deductions, expenses and credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. MLP distributions to partners are not taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed to a partner exceeds the partner’s basis in its MLP interest. The Funds expect that any cash distributions they may receive with respect to investments in equity securities of MLPs will exceed net taxable income allocated to them from such MLPs because of tax deductions such as depreciation, amortization and depletion that will be allocated by the MLPs. No assurance, however, can be given in this regard.

Additionally, depreciation or other cost recovery deductions passed through to a Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the applicable Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of recapture. In order to distribute recapture income or to fund redemption requests, a Fund may need to liquidate investments, which may lead to additional recapture income.

Non-corporate taxpayers are generally eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” Subject to any future guidance to the contrary, a Fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests, and shareholders will not be able to claim such a deduction in respect of Fund dividends attributable to any such income.

Foreign Investments

Dividends, interest or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of a Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. If at least 50% of the value of a Fund’s assets is represented by interests in other RICs at the close of each quarter of its taxable year, the Fund may make the same election, treating both qualified foreign taxes paid by the Fund and qualified foreign taxes paid by underlying RICs in which the Fund invests as paid by its shareholders. For any year that a Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in its income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund and RICs in which the Fund invests, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes may be claimed, however, by non-corporate shareholders who do not itemize deductions, and no deduction for foreign taxes will be permitted to individuals in computing their alternative minimum tax liability. Shareholders that are exempt from tax under Section 501(a) of the Code, such as certain pension plans, generally will derive no benefit from this election. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies

If a Fund purchases shares in certain foreign entities, called “passive foreign investment companies” (“PFICs”), and does not make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

If a Fund were to invest in a PFIC and make a mark-to-market election, the Fund would be treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement for treatment as a regulated investment company and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Investments in Other RICs

A Fund’s investment in one or more other RICs could adversely affect the amount, timing and character of distributions to its shareholders. Each underlying RIC in which a Fund invests will be required to distribute the underlying RIC’s income and gains on an annual basis, but cannot distribute losses. As a result, a Fund that invests in other RICs generally will not be able to offset losses of one underlying RIC against income or gains of another underlying RIC, unless in certain circumstances it sells or redeems shares of the underlying RIC with the loss. Additionally, a Fund that invests in other RICs will not be able to offset its own income or gains with the losses from an underlying RIC in which it invests, unless in certain circumstances it sells or redeems shares of the underlying RIC with the loss.

A Fund’s sales or redemptions of shares in underlying RICs could cause it to recognize taxable gain or loss. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to the Fund’s shareholders. Further, a portion of losses on sales or redemptions of shares in the underlying RIC may be deferred.

Short-term capital gains earned by an underlying RIC will be treated as ordinary dividends when distributed to a Fund holding shares of the underlying RIC and therefore will not be offset by capital losses incurred on other investments made by the Fund. This may result in more ordinary dividends for Fund shareholders and/or a shifting of capital gain dividends to ordinary dividends compared to the dividends that would have been paid if the Fund had invested directly in the assets held by the underlying RIC.

Taxation of U.S. Shareholders

Dividends and other distributions by a Fund are generally treated under the Code as received by its shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). If, however, a Fund retains an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gain in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gains included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon timely filing appropriate returns or claims for refund with the IRS.

The Code permits tax-exempt interest received by a Fund to flow through as tax-exempt “exempt-interest dividends” to the Fund’s shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations that pay interest excluded from gross income under Section 103(a) of the Code. A Fund may also report exempt-interest dividends if at least 50% of the value of its assets is represented by interests in other RICs at the close of each quarter of its taxable year. Exempt-interest dividends are excluded from a shareholder’s gross income under the Code but are nevertheless required to be reported on the shareholder’s U.S. federal income tax return. The percentage of income reported as exempt-interest dividends for a month may differ from the percentage of distributions consisting of tax-exempt interest during that month. That portion of a Fund’s dividends and distributions not reported as exempt-interest dividends will generally be taxable as described below.

Exempt-interest dividends paid by a Fund are exempt from regular federal income taxes. Other distributions from a Fund’s net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. Such distributions will not be eligible for the dividends-received deduction for a corporate shareholder.

Exempt-interest dividends derived from interest on certain “private activity bonds” will be a tax preference item, which increases alternative minimum taxable income for individuals that are subject to the U.S. federal alternative minimum tax. Bonds issued in 2009 or 2010 generally will not be treated as private activity bonds, and exempt-interest dividends derived from interest earned on such bonds generally will not be treated as a tax preference item. A significant portion of exempt-interest dividends distributed by the Muni High Income Fund is expected to be a tax preference item for purposes of the federal alternative minimum tax.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends (other than exempt-interest dividends), interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends (other than exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Special rules apply to certain dividends that are reported by a Fund as “qualified dividend income.” Such dividends are subject to tax for non-corporate shareholders at rates of up to 20%, provided that the distributing Fund and the shareholder satisfy certain holding period and other requirements. Qualified dividend income is not actually treated as capital gain, however, and thus generally cannot be offset by capital losses. The portion of dividends eligible to be treated as qualified dividend income will be: (i) 100% of the dividends paid by a Fund in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the dividends paid by a Fund to a non-corporate shareholder in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Qualified foreign corporations are foreign corporations that are incorporated in a possession of the United States or that are eligible for benefits under certain U.S. income tax treaties. Certain other dividends received from foreign corporations will be treated as qualified dividends if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a REIT or from another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends will not be qualified dividend income.

If an individual receives a dividend subject to tax at long-term capital gain rates that constitutes an “extraordinary dividend” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Certain dividends received by a Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a Fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to shares, they may be denied a portion of the dividends-received deduction with respect to those shares.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated receipts, and shareholders may receive dividends in an earlier year than would otherwise be the case.

For tax years beginning after December 31, 2017, and before January 1, 2026, a non-corporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If a Fund receives dividends (other than capital gain dividends) in respect of REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for a Fund’s dividends to be eligible for this deduction when received by a non-corporate shareholder, the Fund must meet certain holding period requirements with respect to the REIT shares on which the Fund received the eligible dividends, and the non-corporate shareholder must meet certain holding period requirements with respect to the Fund shares.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives dividends or other distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the applicable Fund will be increased by such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution (other than daily dividends paid by the Government Money Fund or the Bond Funds) should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Interest on indebtedness incurred by shareholders, directly or indirectly to purchase or carry shares in Funds that distribute exempt-interest dividends is not deductible for U.S. federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from a Fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, any portion of an exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof.

Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Sales of Shares

Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less, will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

Shareholders holding shares of the Government Money Fund will not have any gain or loss on a sale or exchange so long as it maintains a net asset value of $1.00 per share and, while the shareholders held such shares, has not made a distribution that is treated as a return of capital for tax purposes. The Government Money Fund does not expect to report any distributions as a return of capital for tax purposes.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Backup Withholding

A Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), other distributions and redemption proceeds (except for proceeds from redemptions of Government Money Fund shares) payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 24%. Backup withholding is not an additional tax, and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities.

Notices

Shareholders will receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions, and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

For sales or exchanges of shares of a Fund (other than the Government Money Fund) acquired (including through the reinvestment of dividends and capital gains distributions) on or after January 1, 2012, that Fund will report to shareholders and the IRS the cost basis and holding period of the shares and the amount of gain or loss on the sale or exchange. If a shareholder has a different basis for different shares of a Fund in the same account (e.g., if a shareholder purchased Fund shares in the same account at different prices per share), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. For purposes of calculating and reporting basis, shares acquired on or after January 1, 2012, are generally treated as held in a separate account from shares acquired prior to January 1, 2012.

Effective January 31, 2014, each Fund’s default method for calculating basis is specific lot identification using the average cost method. Prior to that time, each Fund’s default method for calculating basis was specific lot identification using the “first-in, first-out” (“FIFO”) method. Subject to certain limitations, a shareholder may choose a method other than the default method at the time of shares are sold or exchanged. Shareholders should contact the Trust at (800) 445-1341 for information regarding available methods of basis computation and procedures for electing a method other than the default method. Prior to redeeming shares, shareholders should contact their own tax advisers concerning the consequences of applying the default method or choosing another method of basis calculation.

Shares of all Funds are offered through approved broker dealers or other financial institutions (each an “Authorized Institution”). If you own shares of a Fund through an Authorized Institution, your Authorized Institution is responsible for maintaining your individual account records and calculating your cost basis based upon their default method. Please note your Authorized Institution’s default method may differ from that of the Fund, and you should contact them directly with any questions regarding your account or general cost basis inquiries.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Distributions derived from interest on U.S. Government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax described in the preceding paragraph generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds. This 30% withholding tax also will not apply to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from a Fund’s “qualified interest income,” or (b) short-term capital gain dividend to the extent such dividends are derived from a Fund’s “qualified short-term gain.” Qualified net interest income is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to a Fund’s distributions other than exempt-interest dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Internal Revenue Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by a fund from REITs may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and requiring non-U.S. investors to file nonresident U.S. income tax returns. Also, gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is treated as a corporation for federal income tax purposes. Under certain circumstances, shares of a Fund may qualify as USRPIs, which could result in 15% withholding on certain distributions and gross redemption proceeds paid to certain non-U.S. investors.

TAXATION OF INVESTMENT IN THE IRISH SUBSIDIARY – FIXED INCOME OPPORTUNITIES FUND

In general, a “United States shareholder” of a “controlled foreign corporation” (“CFC”) must include in gross income for U.S. federal income tax purposes its share of certain types of income of the CFC, regardless of whether the CFC distributes that income to the United States shareholder. A “United States shareholder” is a United States person who owns (directly, indirectly or constructively) 10% or more of the total combined (i) voting power of all classes of a foreign corporation’s voting stock or (ii) value of shares of all classes of stock of a foreign corporation. A foreign corporation is a CFC if, on any day during its taxable year, “United States shareholders” own more than 50% of the voting power or value of its stock. The Fund expects that the Irish Subsidiary will be treated as a CFC and that the Fund will be treated as a “United States shareholder” of the Irish Subsidiary. As a “United States shareholder” of the Irish Subsidiary, the Fund will be required to include in its gross income its share of certain types of income earned by the Irish Subsidiary, regardless of whether corresponding cash amounts are distributed to the Fund in a given year. The Fund must distribute to its shareholders, at least annually, all or substantially all of its taxable income, including its share of the Irish Subsidiary’s income that is included in the Fund’s income under these rules, to qualify to for treatment as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund’s investment in the Irish Subsidiary may require the Fund to dispose of portfolio investments or to borrow, in each case potentially under disadvantageous circumstances, to generate cash necessary to satisfy such distribution requirement. Such a disposition of investments will potentially cause the Fund to realize additional taxable gain or loss.

CALIFORNIA INCOME TAX

So long as a Fund continues to qualify as a regulated investment company under the Code, the Fund will incur no California income or franchise tax liability on income and capital gains distributed to shareholders.

The California Tax Exempt Bond Fund intends to invest its assets so that at the close of each quarter of its taxable year at least 50% of the value of its assets will consist of California municipal securities and other obligations the income from which is exempt from both federal income taxes and California state personal income taxes (“California Municipal Securities”). So long as the Fund continues to qualify as a regulated investment company and satisfies that 50% test, the exempt-interest dividends paid by the Fund to individual shareholders that are attributable to interest on California Municipal Securities will be exempt from California personal income tax. For purposes of California personal income taxes, ordinary dividends and exempt-interest dividends attributable to interest on other types of obligations will be taxed as dividends, and distributions of net capital gain will be taxed as long-term capital gains. For personal income tax purposes, California does not provide reduced tax rates for dividends and long-term capital gains. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the California Tax Exempt Bond Fund will not be deductible for California personal income tax purposes. Corporate taxpayers should note that dividends from the California Tax Exempt Bond Fund will not be exempt from California corporate income or franchise taxes.

GENERAL

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the Funds and their shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

IRISH CORPORATE TAXES (IRISH SUBSIDIARY)

As noted, the Fixed Income Opportunities Fund will invest some of its net assets in the Irish Subsidiary.

Taxation Status of Irish Subsidiary as a Section 110 Company

The Irish Subsidiary has adopted the position that it is entitled to the benefits of Section 110 of the Irish Taxes Consolidation Act 1997 (as amended) (“Section 110”). Companies qualifying under Section 110 (“Section 110 Company”) are subject to Irish corporation tax at rate of 25% on their taxable profits, which are calculated under trading tax principles. Furthermore, there is no requirement in the legislation for such a company to earn a certain level of taxable profits. Consequently, the Irish Subsidiary has been established with the intention of having minimal taxable profits through the use of a profit participating note (“Note”) held by the Fund. Subject to certain conditions being satisfied, any interest paid on the Note to the Fund should be tax deductible in calculating the Irish taxable profits of the Irish Subsidiary. In general, Irish income tax at the standard rate of 20% is required to be withheld from payments of Irish source interest. Provided the Fund is a resident of the United States for U.S. taxation purposes then no Irish withholding tax should arise on payments of interest on the Note held by the Fund.

In order for the Irish Subsidiary to qualify as a Section 110 Company and to remain a Section 110 Company, there are various conditions that need to be satisfied. A Section 110 Company is a company:

a)	which is resident in Ireland;

b)	which either:

(i)	acquires qualifying assets from a person;

(ii)	holds, manages or both holds and manages qualifying assets as a result of an arrangement with another person; or

(iii)	has entered into a legally enforceable arrangement with another person which itself constitutes a qualifying asset;

c)	which carries on in Ireland a business of holding, managing, or both the holding and management of, qualifying assets, including, in the case of plant and machinery acquired by the Section 110 Company, a business of leasing that plant and machinery;

d)	which, apart from activities ancillary to that business, carries on no other activities;

e)	which has notified an authorized officer of the Revenue Commissioners in the prescribed form within the prescribed time limit that it is, or intends to be, such a Section 110 Company; and

f)	the market value of all qualifying assets held, managed, or both held and managed by the company or the market value of qualifying assets in respect of which the company has entered into legally enforceable arrangements is not less than EUR 10,000,000 on the day on which the qualifying assets are first acquired, first held, or a legally enforceable arrangement in respect of the qualifying assets is entered into (which is itself a qualifying asset), but a company shall not be a Section 110 Company if any transaction is carried out by it otherwise than by way of a bargain made at arm’s length apart from where that transaction is the payment of consideration for the use of principal in certain circumstances.

For this purpose, qualifying assets means assets which consist of, or of an interest (including a partnership interest) in, financial assets, commodities or plant and machinery.

If a company is a Section 110 Company, then profits arising from its activities shall be chargeable to corporation tax under Case III of Schedule D (which is applicable to non-trading income) at a rate of 25%. However, for that purpose those profits shall be computed in accordance with the provisions applicable to Case I of that Schedule (which is applicable to trading income). Accordingly, expenses, including interest expenses, will be deductible if they are incurred wholly and exclusively by the Issuer for the purposes of its business as a Section 110 Company, subject to any required statutory adjustments. As a result, it is anticipated that the Irish Subsidiary should be subject to Irish corporation tax only on its profits calculated under generally accepted accounting practice, after deducting all of its revenue expenses (including interest payable on the Note to the Fund). If, for any reason, the Irish Subsidiary is not or ceases to be such a Section 110 Company, the Irish Subsidiary could be obliged to account for Irish tax in respect of profits for Irish tax purposes, which are materially in excess of profits calculated under generally accepted accounting practice. This could result in material tax being payable in Ireland.

On February 21, 2017, the Economic and Financial Affairs Council of the European Union agreed to an amendment to the Anti-Tax Avoidance Directive to provide for minimum standards for counteracting hybrid mismatches involving EU Member States and third countries (“ATAD II”). ATAD II requires EU Member States to delay or deny deduction of payments, expenses or losses or include payments as taxable income, in case of hybrid mismatches. Ireland has passed legislation which transposed ATAD II into Irish law effective January 1, 2020. While the Note held by the Fund is a hybrid instrument (i.e., treated as debt in Ireland and equity in the United States for tax purposes), it is not expected that ATAD II will restrict the amount of interest paid on the Note which is tax deductible in Ireland, as such interest paid is included in the taxable income of the Fund. As a result, it is not expected that any mismatch arises due to the hybrid nature of the Note.

Possible Future Tax Changes to Taxation of Section 110 Companies

As part of its anti-tax avoidance package the European Commission published a draft Anti-Tax Avoidance Directive on January 28, 2016, which was formally adopted by the EC Council on July 12, 2016, in Council Directive (EU) 2016/1164 (the “ATAD I”). ATAD I must be implemented by each Member State by 2019, subject to derogations for Member States which have equivalent measures in their domestic law. Ireland had notified the EU Commission of its intention to rely on this derogation with respect to the interest limitations rule (see below), meaning that the provisions of ATAD I on interest deductibility could have been deferred in the case of Ireland until January 1, 2024. However, the European Commission has informed Ireland that it considers that Ireland’s national rules are not “equally effective” and therefore the postponement of ATAD 1 until January 1, 2024, is not justified. The Irish Department of Finance has already held a public consultation on the implementation of the interest limitation rules and it is expected that a further public consultation document will be issued in the first half of 2021, with the intention of transposing ATAD 1 into Irish law to take effect on January 1, 2022.

Amongst the measures contained ATAD I is an interest deductibility limitation rule similar to the recommendation contained in the Base Erosion and Profit Shifting (“BEPS”) Action 4 proposals. The ATAD I provides that interest costs in excess of the higher of (a) EUR 3,000,000 or (b) 30% of an entity’s earnings before interest, tax, depreciation and amortization will not be deductible in the year in which they are incurred but would remain available for carry forward. However, the restriction on interest deductibility would only be in respect of the amount by which the borrowing costs exceed “interest revenues and other equivalent taxable revenues from financial assets.” There is also a carve-out in the ATAD I for financial undertakings, although as currently drafted the Issuer would not be treated as a financial undertaking. There is also the possibility of adopting a “single taxpayer approach.” This concept considers the overall position for a “group” and permits member states to apply the interest limitation rules at a group level rather than at an individual entity level. As Ireland’s approach becomes clearer in 2021, it may be necessary to restructure at the level of the Irish Subsidiary.

SHARE PRICE CALCULATION

THE EQUITY FUNDS AND THE BOND FUNDS

With respect to the Equity Funds and the Bond Funds, the NAV of a class of a Fund is calculated as follows. All Fund liabilities incurred or accrued attributable to that class are deducted from the valuation of the Fund’s total assets, which includes accrued but undistributed income, attributable to that class. The resulting net assets are divided by the number of shares of that class of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share of that class.

In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The net asset value per share of any investment company in which a Fund invests is calculated as described in its prospectus and statement of additional information.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date. If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Prices for securities traded on a securities exchange are provided daily by recognized independent pricing agents. The reliability of the valuations provided by the independent, third-party pricing agents are reviewed daily by the Administrator.

These third-party pricing agents may employ methodologies, primarily regarding debt securities, that utilize actual market transactions, broker-dealer supplied valuations, estimates of market value based on similar securities or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator obtains a bid price from an independent broker who makes a market in the security. The Adviser (or Sub-Adviser, as relevant) supplies the Administrator with the appropriate broker contact, and to ensure independence the Administrator obtains the quote directly from the broker each day.

Foreign securities owned in the Trust are valued at the closing prices (as determined prior to the Equity Funds and the Bond Funds’ determination of net asset value) on the principal exchanges on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates.

Valuation corrections are required where variations in net asset value are the result of mathematical mistakes, the misapplication of accounting principles, misjudgments in the use of fact, and failure to reflect market information that was known or should have been known. Valuation corrections require prospective actions, and may require retroactive actions if the net asset value variation is material. Valuation corrections that require retroactive action will be reported to the Board of Trustees.

The Administrator has primary operational responsibility for the operation of the valuation process. The Administrator uses several systems to monitor the pricing data supplied by various sources. These reports are reviewed daily. Any identified discrepancies are researched and resolved in accordance with these procedures. All discrepancies identified by the price flagging systems, and the resolution and verification steps taken by the Administrator, are documented and retained as part of the Trust’s daily records.

The Board of Trustees has delegated fair value determinations to the Funds’ investment adviser, City National Rochdale, LLC, which has formed an internal Pricing and Valuation Committee (the Committee”) to monitor and implement the fair valuation process with respect to the Funds in accordance with these procedures.

To ensure that the independent broker continues to supply a reliable valuation, at least once per month the Administrator provides the broker-supplied value to the Adviser (or Sub-Adviser, as relevant) for review and approval. In addition, the Adviser (or Sub-Adviser) will consult with the Administrator in the event of a pricing problem, participate on the Committee, and shall notify the Administrator in the event it discovers a pricing discrepancy. Under no circumstances may the Adviser or Sub-Adviser determine the value of a portfolio security outside of the established pricing framework.

If current market quotations are not readily available, the Committee will determine the security’s value using fair value procedures established by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates net asset value, the Committee will determine the security’s fair value. In making a good faith determination of the value of the security, the Committee will consider the Adviser’s (or the Sub-Adviser’s) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors.

Market quotations are not readily available for the life insurance policies in which the Fixed Income Opportunities Fund or the Subsidiary may invest. The life insurance policies are valued using a probabilistic method, for an actuarially derived valuation approach, in order to determine the value of each policy. The fair value procedures approved by the Board of Trustees recognize that the policies are illiquid and that no market currently exists for the policies. Under the probabilistic method, two life expectancies are obtained from established life expectancy providers on the insured(s) of the policy and an actuarial table is used to determine the probability of survival in each year going forward for the insured(s) for each of the two life expectancies. The probabilities associated with each life expectancy are then utilized along with the premiums due and the death benefit of the policy for each year of the policy to determine expected cash flows. These cash flows are then discounted at a rate that accounts for the risk associated with the policy and various other factors. The valuations from each life expectancy are then typically averaged to obtain the desired market valuation for the investor.

THE GOVERNMENT MONEY FUND

The Government Money Fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the Government Money Fund’s investments at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder’s interest.

If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believes may result in a material dilution or other unfair results to investors or existing shareholders, the Board of Trustees is required to cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. If the Government Money Fund’s net asset values per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments for the Fund in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividends for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the “Plan”) for the Class N shares of the Funds and the Class S shares of the Government Money Fund, in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board has determined that the Plan is in the best interests of the shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto (“Qualified Trustees”). The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund or class affected. All material amendments to the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan adopted for the Class N and Class S shares provides that the Trust will pay the Distributor a fee that the Distributor can use to compensate broker-dealers and service providers, including affiliates of the Adviser and the Distributor, that provide distribution-related services to the Class N and Class S shareholders or to their customers who beneficially own the Class N and Class S shares. Under the Plan, the annual distribution fee rate for the Equity Funds’ and the Bond Funds’ Class N shares is 0.25%, and the annual distribution fee rate for the Government Money Fund’s Class N and Class S shares is 0.30% and 0.50%, respectively.

Payments may be made under the Plan for distribution-related services, including, but not limited to, payments made to agents or consultants of the Distributor, payments made to persons who engage in or provide support services in connection with the distribution of Fund shares, payments made under dealer agreements, costs relating to marketing and promotional activities, and costs of printing and distributing materials to prospective Fund shareholders.

Except to the extent that affiliates of the Adviser have received or receive distribution fees from the Distributor, or that the Adviser has benefited or benefits through increased fees from an increase in the net assets of the Trust which may have resulted or results in part from the expenditures, no interested person of the Trust nor any Trustee who is not an interested person of the Trust has or had a direct or indirect financial interest in the operation of the Plan or any related agreements.

The Plan provides that the distribution fees paid by a particular class of a Fund may only be used to pay for the distribution expenses of that class of the Fund.

Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the Plan to pay any distribution expense in excess of the distribution fee. Thus, if the Plan is terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class of the Fund to the Distributor.

The Board, when approving the establishment of the Plan, determined that there are various anticipated benefits to the Funds from such establishment, including the likelihood that the Plan will stimulate sales of shares of the Trust and assist in increasing the asset base of the Trust in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trust of prompt and significant growth of the asset base of the Trust, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The Board annually reviews the Plan and has determined each year that there is a reasonable likelihood that the plan will benefit the Trust and its shareholders. The Plan (and any distribution agreement among the Funds, the Distributor or the Adviser and a selling agent with respect to the shares) may be terminated without penalty upon at least 60 days’ notice by the Distributor or the Adviser, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the class to which the Plan applies.

All distribution fees paid by the Funds under the Plan will be paid in accordance with FINRA Rule 2341, as such Rule may change from time to time. Pursuant to the Plan, the Trustees will review at least quarterly a written report of the distribution expenses paid to the Distributor with respect to each Fund. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be made by the Independent Trustees.

For the period indicated, the Funds paid the Distributor the following distribution fees under the Plan.

Fiscal Year Ended September 30, 2020	Total Fees Paid To the Distributor	Total Fees Paid Directly to Other Broker-Dealers and Financial Intermediaries
Class N Shares
Government Money Fund(1)	$1,192,054	$1,192,054
Government Bond Fund	$7,141	$7,141
Corporate Bond Fund	$25,783	$25,783
California Tax Exempt Bond Fund	$19,204	$19,204
Muni High Income Fund	$2,412,501	$2,412,501
Intermediate Fixed Income Fund	$267,957	$267,957
Fixed Income Opportunities Fund	$8,906,897	$8,906,897
Dividend & Income Fund	$ 576,187	$583,732
U.S. Core Equity Fund	$398,375	$398,375

Class S Shares
Government Money Fund(1)	$1,643,929	$1,643,929

(1)	Prior to March 1, 2018, the Distributor had voluntarily agreed to waive/reduce fees of the Government Money Fund in order to maintain a one-day net income yield (yield floor) of not less than 0.01% of the Fund’s average daily net assets. Effective March 1, 2018, the yield floor was terminated and the Government Money Fund, Distributor and CNR Securities contractually agreed to limit the distribution fee payable by Class S shares of the Fund to 0.45% through January 31, 2022.

SHAREHOLDER SERVICES AGREEMENT

CNB, an affiliate of the Adviser, has entered into a Shareholder Services Agreement with the Trust. Pursuant to the Shareholder Services Agreement, CNB will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of all classes of each Fund, except for the Class Y shares of the Short Term Emerging Markets Debt Fund and Institutional Class shares. As compensation for the provision of such services, each Fund will pay CNB a fee of 0.25% of the average daily net assets of the applicable classes on an annual basis, payable monthly. CNB may pay certain banks, trust companies, broker-dealers, and other institutions (each a “Participating Organization”) out of the fees CNB receives from the Funds under the Shareholder Services Agreement to the extent that the Participating Organization performs shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of the Participating Organization. In certain cases, CNB may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the Funds.

Pursuant to the Shareholder Services Agreement, CNB will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the Funds’ shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Funds to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Funds registered in the name of CNB, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders. The Shareholder Services Agreement provides that no distribution-related services will be provided under the agreement.

CNB may also enter into agreements with Participating Organizations that process substantial volumes of purchases and redemptions of shares of the Funds for their customers. Under these arrangements, the Transfer Agent will ordinarily maintain an omnibus account for a Participating Organization and the Participating Organization will maintain sub-accounts for its customers for whom it processes purchases and redemptions of shares. A Participating Organization may charge its customers a fee, as agreed upon by the Participating Organization and the customer, for the services it provides. Customers of Participating Organizations should read the Funds’ Prospectus in conjunction with the service agreement and other literature describing the services and related fees provided by the Participating Organization to its customers prior to any purchase of shares.

For the periods indicated, pursuant to the Shareholder Services Agreement, the Class N, Class S, and Servicing Class shares of the Funds paid CNB the following fees:

Fees Paid for the Fiscal Year Ended September 30, 2020	Class N	Class S	Servicing Class
Government Money Fund	$993,380	$913,292	$7,038,387
Government Bond Fund	$7,141	$0	$98,186
Corporate Bond Fund	$25,783	$0	$305,643
California Bond Fund	$19,204	$0	$182,527
Muni High Income Fund	$2,412,501	$0	$1,448,833
Intermediate Fixed Income Fund	$267,957	$0	$0
Fixed Income Opportunities Fund	$8,906,897	$0	$0
Dividend & Income Fund	$576,187	$0	$0
U.S. Core Equity Fund	$398,375	$0	$388,998

Fees Paid for the Fiscal Year Ended September 30, 2019	Class N	Class S	Servicing Class
Government Money Fund	$1,239,041	$1,474,036	$6,529,276
Government Bond Fund	$6,322	$0	$117,719
Corporate Bond Fund	$20,777	$0	$317,359
California Bond Fund	$19,552	$0	$190,062
Muni High Income Fund	$1,980,419	$0	$1,309,649
Intermediate Fixed Income Fund	$370,727	$0	$0
Fixed Income Opportunities Fund	$7,812,928	$0	$0
Dividend & Income Fund	$583,823	$0	$0
U.S. Core Equity Fund	$361,019	$0	$382,482

Fees Paid for the Fiscal Year Ended September 30, 2018(1)	Class N	Class S	Servicing Class
Government Money Fund(1)(2)	$2,860,363	$2,400,032	$6,109,257
Government Bond Fund	$4,783	$0	$137,615
Corporate Bond Fund	$17,023	$0	$328,864
California Tax Exempt Bond Fund	$42,801	$0	$203,495
Muni High Income Fund	$1,834,026	$0	$1,286,108
Intermediate Fixed Income Fund	$536,489	$0	$0
Fixed Income Opportunities Fund	$7,306,704	$0	$0
Dividend & Income Fund	$1,235,436	$0	$0
U.S. Core Equity Fund	$347,716	$0	$360,060

(1)	Prior to March 1, 2018, CNB had voluntarily agreed to waive and reduce fees and/or reimburse certain expenses of the Government Money Fund in order to maintain a one-day net income yield (yield floor) of not less than 0.01% of the Fund’s average daily net assets. Effective March 1, 2018, the yield floor was terminated and no shareholder servicing fees are being waived with respect to the Government Money Fund.

(2)	For the fiscal year ended September 30, 2018, CNB and/or City National Rochdale waived shareholder servicing fees in the following amounts: $0, $753,000, and $2,265,000 for Class N shares, Class S shares and Servicing Class shares, respectively, of the Government Money Fund.

As a Participating Organization, each of City National Securities, Inc. (“CNS”) and City National Rochdale, each a wholly-owned subsidiary of CNB, has entered into a Shareholder Service Provider Agreement with CNB to provide shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of CNS and City National Rochdale, respectively.

For the periods indicated, pursuant to the Shareholder Service Provider Agreement, CNB paid CNS the following fees:

Fund	Fiscal Year Ended September 30, 2020	Fiscal Year Ended September 30, 2019	Fiscal Year Ended September 30, 2018
Government Money Fund	$2,952,232.58	$5,682,819.17	$6,043,108.65
Government Bond Fund	$56,149.13	$57,450.64	$60,078.37
Corporate Bond Fund	$112,595.65	$119,880.83	$129,177.15
California Tax Exempt Bond Fund	$70,936.98	$73,380.07	$87,631.72
Muni High Income Fund	$140,586.85	$134,526.23	$138,354.99
Intermediate Fixed Income Fund	$15,713.78	$15,216.97	$13,854.93
Fixed Income Opportunities Fund	$410,829.31	$363,692.78	$344,071.55
Dividend & Income Fund	$118,429.37	$115,486.71	$119,428.04
U.S. Core Equity Fund	$224,088.58	$216,549.32	$212,822.12

For the periods indicated, pursuant to the Shareholder Service Provider Agreement, CNB paid City National Rochdale the following fees:

Fund	Fiscal Year Ended September 30, 2020	Fiscal Year Ended September 30, 2019	Fiscal Year Ended September 30, 2018
Government Money Fund	N/A	N/A	N/A
Government Bond Fund	$5,606.91	$4,567.24	$7,434.55
Corporate Bond Fund	$21,141.27	$15,545.67	$16,248.37
California Tax Exempt Bond Fund	$18,929.90	$16,513.21	$16,638.01
Muni High Income Fund	$2,374,631.70	$1,906,922.60	$1,800,976.96
Intermediate Fixed Income Fund	$251,860.02	$354,841.35	$522,262.97
Fixed Income Opportunities Fund	$6,753,514.18	$5,758,602.07	$5,407,432.04
Dividend & Income Fund	$326,975.57	$332,789.72	$352,213.44
U.S. Core Equity Fund	$318,863.93	$286,492.74	$272,696.36

SHAREHOLDER SERVICES PLAN

The Board has adopted, on behalf of Class Y shares of the Short Term Emerging Markets Debt Fund, a Shareholder Service Plan (the “Service Plan”) under which the Adviser will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”)) to provide, certain specified non-distribution shareholder servicing functions for Class Y shares of the Short Term Emerging Markets Debt Fund owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in the Class; (b) aggregating and processing orders involving Class Y shares; (c) processing dividend and other distribution payments from the Class on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Fund; (f) providing sub-accounting with respect to Class Y shares of the Short Term Emerging Markets Debt Fund or the information to the Fund necessary for sub-accounting; (g) providing customers with a service that invests the assets of their accounts in Class Y shares of the Short Term Emerging Markets Debt Fund pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Adviser may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations. The Service Plan provides that no distribution-related services will be provided under the plan. The Class Y shares of the Short Term Emerging Markets Debt Fund will pay the Adviser or Service Organizations, as applicable, at an annual rate of up to 0.25% of the average daily net assets of Class Y shares owned by its respective customers, payable monthly.

For the periods indicated, the Class Y shares of the Short Term Emerging Markets Debt Fund paid the following fees under the Service Plan:

Fund	Fiscal Year Ended September 30, 2020	Fiscal Year Ended September 30, 2019
Short Term Emerging Markets Debt Fund(1)	$665,452	$141,798

(1)	The Short Term Emerging Markets Debt Fund commenced operations on May 14, 2019.

MARKETING AND SUPPORT PAYMENTS

The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Funds on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Funds.

EXPENSES

The Trust pays the expenses of its operations, including: the fees and expenses of independent auditors, counsel and the Custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and industry association membership dues. In its role as investment adviser, City National Rochdale has agreed to limit its investment management fees or reimburse the expenses of the various classes of the Funds as described above and in the Prospectus.

CODES OF ETHICS

Each of the Trust, the Adviser, the Sub-Advisers and the Distributor has adopted codes of ethics which contains policies on personal securities transactions by “access persons.” These policies comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings as described below.

Disclosure, Generally: All Funds

The Adviser and the Administrator receive information regarding the Funds’ portfolio holdings on a daily basis, and have the ability to disclose such information to other persons. The Funds or the Adviser may disclose the Funds’ entire portfolio holdings as of the end of a calendar month to third parties no sooner than 30 calendar days after the end of the month, provided such disclosure is publicly available to all investors (on the Funds’ website or otherwise) unless earlier or more limited disclosure is specifically allowed as outlined below.

The Funds or the Adviser may disclose selected information and commentary about portfolio holdings that does not identify specific portfolio holdings (“Portfolio Data”) orally or in writing to third parties as of the end of the most recent calendar month no sooner than ten calendar days after month-end. Portfolio Data may include, but is not limited to, information about how each Fund’s investments are generally allocated among asset classes, economic sectors, sub-advisers, industries, countries, and other general fundamental characteristics (e.g., P/E ratios, market capitalizations). For fixed income funds, Portfolio Data may include information about types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may be provided to members of the press, persons considering investing in the Fund, including consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers, and rating and ranking organizations. The Adviser may restrict access to Portfolio Data of a Fund in its sole discretion if the Adviser believes the release of such Portfolio Data may be harmful to the Fund.

Additionally, the Trust files the Funds’ complete portfolio holdings schedules as of the end of each first and third fiscal quarter with the SEC on Form PORT within 60 days of the end of the quarter. With respect to the Trust’s second and fourth fiscal quarters, lists of the Funds’ complete portfolio holdings will be made available in the Funds’ annual and semi-annual reports, which will be mailed to shareholders within 60 days of the end of the quarter and are filed with the SEC on Form N-CSR within ten days of such mailing. The current shareholder reports will also be available on the Funds’ website.

Disclosure, Generally: Government Money Fund

With respect to the Government Money Fund, the Fund and the Adviser may post on the Fund’s website, for a period of no less than six months, and beginning no later than the fifth business day of the month, a schedule of the Fund’s investments as of the last business day of the prior month, including all information about such investments required by Rule 2a-7 under the 1940 Act.

In addition, with respect to the Government Money Fund, the Administrator files with the SEC a monthly report of portfolio holdings on Form N-MFP, current as of the last business day of the previous month, no later than the fifth business day of each month. The information filed with the SEC on Form N-MFP is made available to the public by the SEC 60 days after the end of the month to which the information pertains.

Exceptions

Pursuant to the policies adopted by the Board of Trustees, other than the foregoing disclosure, no information concerning the Funds’ portfolio holdings may be disclosed to any third party except for the following disclosures, which are generally made by the Adviser or the Administrator: 1) the Funds and the Adviser may disclose to third parties the ten largest holdings of any Fund no sooner than a period of ten calendar days after the prior month-end; 2) information about a Fund’s holdings in any particular security can be made available to stock exchanges, regulators or issuers at any time; 3) Fund portfolio holding information can be made available to rating and ranking organizations (e.g., Morningstar), subject to confidentiality requirements; 4) Fund portfolio holding information can be made available to any other third party provided that the recipient has a legitimate business need for the information and pursuant to a written confidentiality agreement between the recipient and the Adviser, including provisions restricting trading on the information provided; 5) the Funds and the Adviser may disclose any portfolio holdings to third parties as may be required by law or by the rules or regulations of the Securities and Exchange Commission or by the laws or regulations of foreign jurisdictions in which the Funds invest. Any exception to the general portfolio holding policy discussed above and any other waiver of the Funds’ Portfolio Holdings Disclosure Policy must be approved in writing by the Funds’ CCO.

As of December 31, 2020, the Trust has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the investment advisers and sub-advisers of the Funds, the Trust’s administrator and custodian pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services pursuant to a proxy voting agreement under which the Trust’s portfolio holdings information is provided weekly, subject to a one-day lag; (iii) accountants, attorneys and other professionals engaged by the Trust to which the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iv) Morningstar, Inc., Lipper Inc., imoney.net, Thomson Financial, Standard and Poor’s, and Bloomberg L.P. pursuant to agreements under which each Fund’s portfolio holdings information is provided quarterly no later than 65 days after the end of the previous quarter, and no earlier than the date such information is posted to the Trust’s website.

The release of all non-public information by the Trust is subject to confidentiality requirements which the Board of Trustees has determined are adequate to safeguard the Funds and their shareholders from improper disclosure of portfolio holdings information. The Adviser’s Code of Ethics prohibits all of its employees from communicating material non-public information to others in violation of law or entering into any transaction based on material non-public information. Each of the Administrator and Glass Lewis & Co. is required to keep confidential all information related to the Trust pursuant to its respective service agreement. The Trust’s custodian, independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations, which the Board of Trustees believes are sufficient to preserve the confidentiality of such information. The Trust currently provides portfolio holdings information to mutual fund rating agencies only after such information is made public by posting on the Funds’ website.

Neither the Trust nor its Adviser, Sub-Advisers or any other person may receive compensation in connection with the disclosure of information about the Trust’s portfolio securities. In the event of a conflict between the interests of Fund shareholders and those of the Trust’s Adviser, Sub-Advisers, distributor, or any affiliated person of the Trust or its Adviser, Sub-Advisers or distributor, the CCO will make a determination in the best interests of the Fund’s shareholders, and will report such determination to the Board of Trustees at the next regular Board meeting. The Board of Trustees oversees the disclosure of information about the Trust’s portfolio holdings principally by receiving oral and written reports from the CCO and through interaction with the CCO at meetings of the Board of Trustees.

The Adviser, the Sub-Advisers and their affiliates provide investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds they manage. These clients also may have portfolios consisting of holdings substantially similar to those of the applicable Funds and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Adviser, the Sub-Adviser or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

PROXY VOTING

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (the “Policy”), pursuant to which the Board has delegated the responsibility for voting such proxies to the Adviser as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight. The Adviser, in accordance with the Policy, has further delegated the responsibility for voting proxies for certain of the Funds to the Sub-Advisers.

A conflict of interest may be deemed to occur when the Adviser or a Sub-Adviser or one of their affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Adviser’s or a Sub-Adviser’s independence of judgment and action in judging the proxy. If such a conflict occurs, the Adviser or a Sub-Adviser is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available (1) without charge, upon request, by calling (888) 889-0799 or (800) 445-1341, (2) on the Funds’ website at www.citynationalrochdalefunds.com, and (3) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of the Adviser and each Sub-Adviser that votes proxies on behalf of the Funds is included as Appendix A below.

GENERAL INFORMATION

The Trust was organized as a business trust under the laws of Delaware on October 28, 1996, and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Currently, the Trust offers shares of 10 series. Each series offers multiple classes of shares as set forth in the following chart. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

Fund	Institutional Class	Servicing Class	Class N	Class S	Class Y
Government Money Fund		X	X	X
Government Bond Fund		X	X
Corporate Bond Fund		X	X
California Tax Exempt Bond Fund		X	X
Intermediate Fixed Income Fund	X		X
Short Term Emerging Markets Debt Fund					X
Fixed Income Opportunities Fund			X
Muni High Income Fund		X	X
Dividend & Income Fund			X
U.S. Core Equity Fund	X	X	X

The Trust is generally not required to hold shareholder meetings. However, as provided in the Agreement and Declaration of Trust of the Trust (the “Declaration”) and the Bylaws of the Trust (the “Bylaws”), shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable including changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees, or the end of their term as described above in the section “Management of the Trust.” In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except when a larger quorum is required by applicable law, by the Bylaws or by the Declaration, and except that where any provision of law, of the Declaration, or of the Bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 4, 2021, the following shareholders are deemed to control the indicated Funds by virtue of owning more than 25% of the outstanding shares of such Funds.1 These control relationships will continue to exist until such time as each of the above-described share ownership represents 25% or less of the outstanding shares of the indicated Fund. Through the exercise of voting rights with respect to shares of the Fund, the controlling persons set forth below may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

California Tax Exempt Bond Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Mutual Fund Administrator c/o City National Bank SEI Private Trust One Freedom Valley Dr Oaks, PA 19456	88.62%

Corporate Bond Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Mutual Fund Administrator c/o City National Bank SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456	91.54%

Dividend & Income Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Mutual Fund Administrator c/o City National Bank SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456	36.89%
Pershing, LLC 1 Pershing Plz Jersey City, NJ 07399	32.18%
National Financial Services LLC Attn: Mutual Funds Department 499 Washington Blvd, Fl 4 Jersey City, NJ 07310	23.68%

[1]	The Funds have no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

Fixed Income Opportunities Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399	34.50%
National Financial Services LLC Attn: Mutual Funds Department 499 Washington Blvd, Fl 4 Jersey City, NJ 07310	29.33%
Mutual Fund Administrator c/o City National Bank SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456	29.13%

Government Bond Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Mutual Fund Administrator c/o City National Bank SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456	91.57%

Government Money Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services LLC 499 Washington Blvd Mailzone NJ4C Jersey City, NJ 07310	68.64%

Intermediate Fixed Income Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399	54.41%
National Financial Services, LLC Attn Mutual Funds Department 499 Washington Blvd Fl 4 Jersey City, NJ 07310	29.31%

Muni High Income Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Mutual Fund Administrator c/o City National Bank SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456	40.83%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399	28.14%
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	25.75%

Short Term Emerging Markets Debt Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399	48.80%
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	31.60%

U.S. Core Equity Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Mutual Fund Administrator c/o City National Bank SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456	47.17%

As of January 4, 2021, the following shareholders were known by the Funds to own of record (with sole or shared voting or investment power) 5% or more of the outstanding shares of any class of any of the Funds.2

[2]	The Funds have no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

California Tax Exempt Bond Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Mutual Fund Administrator c/o City National Bank SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Servicing Class	96.63%
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	Class N	66.31%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	Class N	17.14%
C/o GWP US Advisors SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Class N	6.87%
Morgan Stanley Smith Barney LLC FBO a customer of MSSB 1 New York Plaza New York, NY 10004-1901	Class N	6.43%

Corporate Bond Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Mutual Fund Administrator c/o City National Bank SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Servicing Class	99.76%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	Class N	57.11%
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	Class N	28.91%
C/o GWP US Advisors SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Class N	11.59%

Dividend & Income Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Mutual Fund Administrator c/o City National Bank SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Class N	36.89%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	Class N	32.18%
National Financial Services LLC Attn Mutual Funds Department 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	Class N	23.68%

Fixed Income Opportunities Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	Class N	34.50%
National Financial Services LLC Attn Mutual Funds Department 499 Washington Blvd Fl 4 Jersey City, NJ 07310	Class N	29.33%
Mutual Fund Administrator c/o City National Bank SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Class N	29.13%

Government Bond Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Mutual Fund Administrator c/o City National Bank SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Servicing Class	98.82%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	Class N	60.83%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	Class N	38.62%

Government Money Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
National Financial Services LLC 499 Washington Boulevard Mailzone NJ4C Jersey City, NJ 07310-2010	Servicing Class	73.49%
SEI Private Trust Company c/o City National Bank One Freedom Valley Dr Oaks, PA 19456-9989	Servicing Class	26.06%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-2010	Class N	100.00%
City National Bank as Agent For Various Accounts Attn: Trust Ops/Mutual Funds 555 S Flower St Fl 10 Los Angeles, CA 90071-2300	Class S	100.00%

Intermediate Fixed Income Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Mutual Funds Administrator c/o City National Bank SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456	Institutional Class	55.94%
Meadows Regional Medical Center Attn Financial Services Vidalia, GA 30475	Institutional Class	36.02%
National Financial Services LLC FEBO Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	Institutional Class	7.37%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	Institutional Class	0.02%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	Class N	58.66%
National Financial Services, LLC FEBO Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	Class N	30.96%

Muni High Income Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Mutual Fund Administrator c/o City National Bank SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Servicing Class	96.41%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	Servicing Class	1.87%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-2010	Servicing Class	0.90%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	Class N	43.07%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-2010	Class N	39.86%
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	Class N	9.26%

Short Term Emerging Markets Debt Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	Class Y	48.80%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	Class Y	31.60%
Mutual Fund Administrator c/o City National Bank SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Class Y	13.80%

U.S. Core Equity Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-2010	Institutional Class	95.61%
SEI Private Trust Company Cust FBO City National Bank One Freedom Valley Drive Oaks, PA 19456-9989	Servicing Class	95.75%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399	Class N	46.48%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-2010	Class N	38.14%
SEI Private Trust Company Cust c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	Class N	3.14%

As of January 4, 2021, the Trustees and officers of the Trust owned of record, in aggregate, less than 1% of the outstanding shares of each Fund.

PERFORMANCE INFORMATION

As noted in the Prospectus, the Funds may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for different classes of shares.

YIELD

The Funds’ 30-day yields are calculated according to a formula prescribed by the SEC, expressed as follows:

YIELD = 2[(1+[a-b]/cd)6 - 1]

Where:	a	=	dividends and interest earned during the period.
	b	=	expenses accrued for the period (net of reimbursement).
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends.
	d	=	the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable “a” in the formula) on debt obligations that were purchased by these Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Current yield reflects the interest income per share earned by the Government Money Fund’s investments. Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).

Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. This figure is obtained using the SEC formula:

Effective Yield = [(Base Period Return + 1)365/7] – 1

Investors should recognize that, in periods of declining interest rates, the Funds’ yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of the Funds. In periods of rising interest rates, the opposite result can be expected to occur.

A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in tax-exempt obligations. The tax equivalent yield for the California Tax Exempt Bond Fund is computed by dividing that portion of the current yield (or effective yield) of the Fund (computed for the Funds as indicated above) that is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion (if any) of the yield of the Fund that is not tax-exempt. Assuming a California tax rate of 9.3% and a federal tax rate of 35%, the effective tax rate based on the combination of the state and federal rates is 41.05%. The effective rate used in determining such yield does not reflect the tax costs resulting from the loss of the benefit of personal exemptions and itemized deductions that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding certain levels. The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits.

Each Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund’s performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund’s performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund’s average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund’s inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund’s “average annual total return” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return.
	n	=	number of years.
	ERV	=	Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund’s inception of operations. A Fund’s “average annual total return after taxes on distributions” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ATVD

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions).
	n	=	number of years.
	ATVD	=	ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION

Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund’s inception of operations. A Fund’s “average annual total return after taxes on distributions and redemption” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions and redemption).
	n	=	number of years.
	ATVDR	=	ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions and redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Equity Funds and the Bond Funds may be purchased (except for the Short Term Emerging Markets Debt Fund, which is closed to all investments by investors) and redeemed on days when the New York Stock Exchange (the “NYSE”) is open for business. Currently, the weekdays that the NYSE recognizes as holidays and is closed are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Government Money Fund may be purchased and redeemed on days when the NYSE and the Federal Reserve Bank of New York (the “Federal Reserve”) are open for business. The Funds reserve the right to open for business on days that the NYSE is closed due to an emergency or other unanticipated event, but the Federal Reserve is open. Purchases and redemptions will be made in full and fractional shares.

Shares of the Funds have not been registered for sale outside of the United States. The City National Rochdale Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the broker-dealer or other financial institution responsible for maintaining your account (your “Authorized Institution”) will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided. In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity. Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

The Funds (except for the Short Term Emerging Markets Debt Fund, which is closed to all investments by investors) will accept investments in cash only in U.S. dollars. The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Funds and valued as they are for purposes of computing the Funds’ net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (1) $250,000, or (2) one percent of the net asset value of the Funds at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

The Funds may be required to withhold federal income tax at a rate of 24% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Funds with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not provide a social security number, in compliance with anti-money laundering rules, including the Fund’s customer identification program, the transfer agent typically will not establish an account without a completed application.

The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Funds’ shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such suspension or rejection is in the best interest of a Fund.

Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the 1940 Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund’s shareholders.

OTHER INFORMATION

The Prospectus and this SAI do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Copies of the registration statements may be obtained from the SEC upon payment of the prescribed fee.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Audited financial statements for the Funds, as contained in the Annual Report to Shareholders of the Funds for the fiscal year ended September 30, 2020, are available on request and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report on the authority of BBD, LLP as experts in accounting and auditing.

appendix A

[City National Rochdale

Summary of Proxy Voting Policy]

The proxy voting policy of City National Rochdale (the “Adviser” or “CNR”) is to ensure that proxies are voted in the best interests of the Funds, in accordance with CNR’s fiduciary duties and applicable regulatory requirements. CNR will primarily vote proxies in conformity with the recommendations of a disinterested third party.

The Adviser has adopted the proxy voting guidelines of Glass Lewis & Co. (“Glass Lewis”), a third-party service provider that provides recommendations for proxy votes based on its guidelines, with no input from CNR. If Glass Lewis has not provided a recommendation with respect to a proxy vote, CNR will abstain with respect to that proposal. CNR has engaged ProxyEdge, a third-party service provider, to vote proxies, on behalf of CNR, in accordance with Glass Lewis’ guidelines with respect to equity securities held by the Funds.

The Adviser’s Proxy Voting Committee is responsible for the implementation and monitoring of the Adviser’s proxy voting policy and disclosures.

CNR reserves the right to withdraw any proxy from ProxyEdge and vote the proxy itself if the Proxy Voting Committee determines that (i) no material conflict of interest exists, and (ii) doing so would be in the best interests of the applicable Fund(s). The Proxy Voting Committee will determine how to vote such a proxy, and written records memorializing the determination to withdraw a proxy from ProxyEdge and the basis for CNR’s voting decision will be maintained by the Committee.

If CNR has proxy voting discretion with respect to shares of any Fund held by a separately managed account client of CNR, CNR will vote the Fund shares held by such separately managed account clients, for which it does not receive voting instructions, in the same proportion as the vote of its other separately managed account clients that do provide voting instructions (i.e., “echo vote”).

CNR Compliance will review, at least annually, a sample of voting records to verify that proxy votes are being cast in accordance with CNR’s guidelines.

GLASS LEWIS PROXY POLICY

Except for conflicts, and as also may be noted in the CNR proxy policies, CNR has adopted the Glass Lewis Proxy Paper Guidelines – Investment Manager Policy (the “Guidelines”) which have been incorporated in CNR’s proxy policies. The Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision-making. The guidelines are designed to increase investor’s potential financial gain through the use of the shareholder vote while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm.

The guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisers and investment companies on behalf of individual investor clients including mutual fund shareholders. The guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.

MANAGEMENT PROPOSALS

ELECTION OF DIRECTORS

In analyzing directors and boards, Glass Lewis’ Investment Manager Guidelines generally support the election of incumbent directors except when a majority of the company’s directors are not independent or where directors fail to attend at least 75% of board and committee meetings. In a contested election, we will apply the standard Glass Lewis recommendation.

AUDITOR

The Glass Lewis Investment Manager Guidelines will generally support auditor ratification except when the non-audit fees exceed the audit fees paid to the auditor.

COMPENSATION

Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. We evaluate equity compensation plans based upon their specific features and will vote against plans than would result in total overhang greater than 20% or that allow the repricing of options without shareholder approval.

The Glass Lewis Investment Manager Guidelines will follow the general Glass Lewis recommendation when voting on management advisory votes on compensation (“say-on-pay”) and on executive compensation arrangements in connection with merger transactions (i.e., golden parachutes). Further, the Investment Manager Guidelines will follow the Glass Lewis recommendation when voting on the preferred frequency of advisory compensation votes.

AUTHORIZED SHARES

Having sufficient available authorized shares allows management to avail itself of rapidly developing opportunities as well as to effectively operate the business. However, we believe that for significant transactions management should seek shareholders’ approval to justify the use of additional shares. Therefore shareholders should not approve the creation of a large pool of unallocated shares without some rational of the purpose of such shares. Accordingly, where we find that the company has not provided an appropriate plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically vote against the authorization of additional shares. We also vote against the creation of or increase in (i) blank check preferred shares and (ii) dual or multiple class capitalizations.

SHAREHOLDER RIGHTS

Glass Lewis Investment Manager Guidelines will generally support proposals increasing or enhancing shareholder rights such as declassifying the board, allowing shareholders to call a special meeting, eliminating supermajority voting and adopting majority voting for the election of directors. Similarly, the Investment Manager Guidelines will generally vote against proposals to eliminate or reduce shareholder rights.

MERGERS/ACQUISITIONS

Glass Lewis undertakes a thorough examination of the economic implications of a proposed merger or acquisition to determine the transaction’s likelihood of maximizing shareholder return. We examine the process used to negotiate the transaction as well as the terms of the transaction in making our voting recommendation.

SHAREHOLDER PROPOSALS

Glass Lewis reviews and votes on shareholder proposals on a case-by-case basis. Glass Lewis recommends supporting shareholder proposals if the requested action would increase shareholder value, mitigate risk or enhance shareholder rights but generally recommend voting against those that would not ultimately impact performance.

GOVERNANCE

The Glass Lewis Investment Manager Guidelines will support reasonable initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, elimination in/reduction of supermajority provisions, the declassification of the board and requiring the submission of shareholder rights’ plans to a shareholder vote. The guidelines generally support reasonable, well- targeted proposals to allow increased shareholder participation at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company’s board of directors. However, the Investment Manager Guidelines will vote against proposals to require separating the roles of ceo and chairman.

COMPENSATION

The Glass Lewis Investment Manager Guidelines will generally oppose any shareholder proposals seeking to limit compensation in amount or design. However, the guidelines will vote for reasonable and properly-targeted shareholder initiatives such as to require shareholder approval to reprice options, to link pay with performance, to eliminate or require shareholder approval of golden coffins, to allow a shareholder vote on excessive golden parachutes (i.e., greater than 2.99 times annual compensation) and to claw back unearned bonuses. The Investment Manager Guidelines will vote against requiring companies to allow shareholders an advisory compensation vote.

ENVIRONMENT

Glass Lewis’ Investment Manager Guidelines vote against proposals seeking to cease a certain practice or take certain actions related to a company’s activities or operations. Further, the Glass Lewis’ Investment Manager Guidelines generally vote against proposals regarding enhanced environmental disclosure and reporting, including those seeking sustainability reporting and disclosure about company’s greenhouse gas emissions, as well as those advocating compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES.

SOCIAL

Glass Lewis’ Investment Manager Guidelines generally oppose proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles. The guidelines will also vote against proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers’ rights and human rights in general. Furthermore, the Investment Manager Guidelines oppose increased reporting and review of a company’s political and charitable spending as well as its lobbying practices.

City National Rochdale Oversight

a.	At least annually, the Adviser’s Chief Compliance Officer will review a sample of Glass Lewis’ voting record to verify that proxy votes are being cast in accordance with the Adviser’s adopted guidelines.

b.	Glass Lewis’ Voting Guidelines will be reviewed by the Management Committee annually.

City National Rochdale Funds Board Reporting

a.	At least annually, the Adviser and any sub-adviser with authority to vote proxies on behalf of the Funds for which the Adviser has oversight (the “City National Rochdale Sub-Advisers”) shall present to the City National Rochdale Funds board of trustees (the “Trustees”) its policies, procedures and guidelines for voting proxies. In lieu of such an annual report, the Adviser and each City National Rochdale Sub-Adviser may indicate that it has made no material changes to any of these documents. The Adviser and each City National Rochdale Sub-Adviser shall notify the Trustees promptly of material changes to any of these documents.

b.	At least annually, the Adviser and each City National Rochdale Sub-Adviser shall provide to the Trustees a summary record of all proxies voted with respect to portfolio securities of such Fund during the year, which summary may be a statistical report that details the categories and quantities of items voted, but does not identify each issuer. With respect to those proxies that the Adviser or a City National Rochdale Sub-Adviser has identified as involving a conflict of interest, the Adviser or the City National Rochdale Sub-Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Recordkeeping – The following items will be maintained in accordance with the five year retention requirement as follows:

a.	proxy voting procedures and policies, and all amendments, will be maintained by the Adviser’s Chief Compliance Officer;

b.	Glass Lewis will maintain a copy of each proxy statement and a record of each vote cast on behalf of the securities held by the client (Fund). The Adviser has obtained an undertaking from Glass Lewis to provide such information promptly upon request. The Adviser’s Director of Research will also receive quarterly reports from Glass Lewis for the equity funds for which the Adviser has investment discretion, as described above.

c.	a record of all client requests for proxy voting information and the subsequent responses will be maintained by the Adviser’s Chief Compliance Officer. Any requests received by other Adviser staff members should be forwarded to the Chief Compliance Officer.

d.	records memorializing the determination to withdraw a vote from Glass Lewis and the basis for the Adviser’s voting decision will be maintained by the Management Committee a copy of which will be provided to the Adviser’s Chief Compliance Officer.

Proxy Voting Disclosure

For purposes of the Trust’s registration statement disclosure on Form N-1A, the Adviser and each City National Rochdale Sub-Adviser shall provide the Trust with a description of its policies and procedures to determine how to vote proxies relating to portfolio securities for which it has authority to vote proxies on behalf of the Fund.

FEDERATED INVESTMENT MANAGEMENT COMPANY

Proxy Voting Policies

As an investment sub-adviser with a fiduciary duty to the Fund and its shareholders, the general policy of Federated Investment Management Company (the “Sub-Adviser”) is to cast proxy votes in favor of management proposals and shareholder proposals that the Sub-Adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Sub-Adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “General Policy.”

The Sub-Adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Sub-Adviser may vote differently if a particular client’s investment objectives differ from those of other clients or if a client explicitly instructs the Sub-Adviser to vote differently.

The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Sub-Adviser supports or opposes a proposal will always depend on a thorough understanding of the Fund’s investment objectives and the specific circumstances described in the proxy statement and other available information.

On matters related to the board of directors, generally the Sub-Adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) had not attended at least 75% of the board meetings during the previous year; (2) serves as the company’s chief financial officer; (3) has become overboarded (more than five boards for retired executives and more than two boards for CEOs); (4) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (5) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (6) served on a board that did not implement a shareholder proposal that the Sub-Adviser supported and received more than 50% shareholder support the previous year. In addition, the Sub-Adviser will generally vote in favor of; (7) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (8) shareholder proposals to declassify the board of directors; (9) shareholder proposals to require a majority voting standard in the election of directors; (10) shareholder proposals to separate the roles of chairman of the board and CEO; and (11) a proposal to require a company’s audit committee to be comprised entirely of independent directors.

On other matters of corporate governance, generally the Sub-Adviser will vote in favor of: (1) proposals to grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree; (2) a proposal to require independent tabulation of proxies and/or confidential voting of shareholders; (3) a proposal to ratify the board’s selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company; or (b) the previous auditor was dismissed because of a disagreement with the company; (4) a proposal to repeal a shareholder rights plan (also known as a “poison pill”) and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company; (5) shareholder proposals to eliminate supermajority requirements in company bylaws; and (6) shareholder proposals calling for “Proxy Access,” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors. The Sub-Adviser will generally withhold support from shareholder proposals to grant shareholders the right to act by written consent.

On environmental and social matters, generally the Sub-Adviser will vote in favor of shareholder proposals calling for: (1) enhanced disclosure of the company’s approach to mitigating climate change and other environmental risks; (2) managing risks related to manufacturing or selling of guns and opioids; (3) monitoring gender pay equity; and (4) achieving and maintaining diversity on the board of directors. Generally, the Sub-Adviser will not support shareholder proposals calling for limitations on political activity by the company, including political contributions, lobbying and memberships in trade associations.

On matters of capital structure, generally the Sub-Adviser will vote against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities, and in favor of a proposal to: (1) reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares); and (2) grant authorities to issue shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders. The Sub-Adviser will decide how to vote on proposals to authorize a stock repurchase or special dividend program on a case-by-case basis.

On matters relating to management compensation, generally the Sub-Adviser will vote in favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution, and against: (1) the advisory vote on executive compensation plans (“Say On Pay”) when the plan has failed to align executive compensation with corporate performance; (2) the advisory vote on the frequency of the Say On Pay vote when the frequency is other than annual; (3) proposals that would permit the amendment or replacement of outstanding stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and (4) executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Sub-Adviser will generally vote in favor of mergers, acquisitions and sales of assets if the Sub-Adviser’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.

If a shareholders meeting is contested, that is, shareholders are presented with a set of director candidates nominated by company management and a set of director candidates nominated by a dissident shareholder, the Sub-Adviser will study the proposed business strategies of both groups and vote in a way that maximizes expected total return for the Fund.

In addition, the Sub-Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Sub-Adviser will not vote proxies for such shares. In addition, the Sub-Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.

If proxies are not delivered in a timely or otherwise appropriate basis, the Sub-Adviser may not be able to vote a particular proxy.

Proxy Voting Procedures

The Sub-Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Sub-Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. Besides voting the proxies, this work includes engaging with investee companies on corporate governance matters, managing the proxy voting service, soliciting voting recommendations from the Sub-Adviser’s investment professionals, bringing voting recommendations to the Proxy Committee for approval, filing with regulatory agencies any required proxy voting reports, providing proxy voting reports to clients and investment companies as they are requested from time to time, and keeping the Proxy Committee informed of any issues related to corporate governance and proxy voting.

The Sub-Adviser has compiled a list of specific voting instructions based on the General Policy (the “Standard Voting Instructions”). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions sometimes call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee (a “case-by-case vote”). The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.

The Sub-Adviser has hired a proxy voting service to perform various proxy voting related administrative services such as ballot reconciliation, vote processing, and recordkeeping functions. The Proxy Committee has supplied the proxy voting services with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case handling for a proposal, the PVOT will work with the investment professionals and the proxy voting service to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee’s final voting decision to the proxy voting service. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.

Conflicts of Interest

The Sub-Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Sub-Adviser. This may occur where a significant business relationship exists between the Sub-Adviser (or its affiliates) and a company involved with a proxy vote.

A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”

The Sub-Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Sub-Adviser or its affiliates have influenced proxy votes. Any employee of the Sub-Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Sub-Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Sub-Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Sub-Adviser voted as it did. In certain circumstances it may be appropriate for the Sub-Adviser to vote in the same proportion as all other shareholders, so as to not affect the outcome beyond helping to establish a quorum at the shareholders’ meeting. This is referred to as “proportional voting.” If the Fund owns shares of another Federated Hermes mutual fund, generally the Sub-Adviser will proportionally vote the client’s proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Sub-Adviser may proportionally vote the Fund’s proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, the Sub-Adviser will proportionally vote the Fund’s proxies for that fund.

Downstream Affiliates

If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Sub-Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.

Proxy Advisers’ Conflicts of Interest

Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a proxy voting service client may be a public company with an upcoming shareholders’ meeting and the proxy voting service has published a research report with voting recommendations. In another example, a proxy voting service board member also sits on the board of a public company for which the proxy voting service will write a research report. These and similar situations give rise to an actual or apparent conflict of interest.

In order to avoid concerns that the conflicting interests of the engaged proxy voting service have influenced proxy voting recommendations, the Sub-Adviser will take the following steps:

■ A due diligence team made up of employees of the Sub-Adviser and/or its affiliates will meet with the proxy voting service on an annual basis and determine through a review of their policies and procedures and through inquiry that the proxy voting service has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by the business relationships they have with the subjects of their research.

■ Whenever the standard voting guidelines call for voting a proposal in accordance with the proxy voting service recommendation and the proxy voting service has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report and recommendations published by another proxy voting service for that issuer; (b) the Director of Proxy Voting, or his designee, will review both the engaged proxy voting service research report and the research report of the other proxy voting service and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.

Proxy Voting Report

A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the SEC’s website at www.sec.gov.

SEIX INVESTMENT ADVISORS LLC

Proxy Voting Policies

Under SEC Rule 206(4)-6, investment advisors have fiduciary obligations to their clients if the advisors have authority to vote their clients’ proxies. Under our standard contractual agreements, Seix Investment Advisors LLC (“Seix” or the “Firm”) is authorized to vote proxies on behalf of discretionary accounts.

The rule requires an investment advisor that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the advisor: 1) votes proxies in the best interests of clients, 2) discloses information about those policies and procedures, 3) discloses how clients may obtain information regarding individual security proxy votes cast on their behalf, and 4) maintains appropriate records relating to actual proxy voting.

The Firm has a Proxy Committee (“Committee”) that is responsible for establishing policies and procedures reasonably designed to enable the Firm to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and funds, and ensure compliance with all of the requirements. Annually (or more often as needed), the Committee will review, reaffirm and/or amend guidelines, strategies and proxy policies for all domestic and international client accounts, funds and product lines.

The Firm utilizes a third-party proxy service provider for support services related to the Firm’s proxy voting processes/procedures, which include, but are not limited to:

1. The collection of proxy material from our clients’ custodians.

2. The review of proxy proposals and appropriate voting recommendations on behalf of the Firm.

3. The facilitation of proxy voting, reconciliation, and disclosure, in accordance with the Firm’s proxy policies and the Committee’s direction.

4. Recordkeeping and voting record retention.

The Firm will continue to utilize all available resources to make well-informed and qualified proxy vote decisions.

As reflected in the Firm’s proxy guidelines, the Committee will vote proxies in a manner deemed to be in the best economic interest of its clients, as a whole, as shareholders and beneficiaries of those actions.

The Committee recognizes that each proxy vote must be evaluated on its own merits. Factors such as a company’s organizational structure, executive and operational management, Board of Directors structure, corporate culture and governance process, and the impact of economic, environmental and social implications remain key elements in all voting decisions.

The Committee will consider client-specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. As needed, the Firm will communicate this information to its service provider so those clients’ proxies will be voted accordingly. The Committee will review the service provider’s capabilities as agent for the contracted services noted above.

An Independent, Objective Approach to Proxy Issues

In the absence of express contractual provisions to the contrary, proxies will be voted for all of the Firm’s discretionary investment management clients.

The Firm maintains its own proxy guidelines for U.S. domestic proxy voting issues. ERISA accounts will be voted in accordance with the Firm’s U.S. Domestic Proxy Guidelines; as such guidelines include ERISA-specific guidelines and requirements. “Taft-Hartley” proxy voting guidelines as provided by the service provider are applied as required. Global proxy matters will generally be voted pursuant to recommendations of the service provider. Guidelines are available as described below.

The Firm provides and maintains the following standard proxy voting guidelines:

[ ] U.S. Domestic Proxy Guidelines (applied to both ERISA- and Non-ERISA-related accounts and funds)

[ ] Taft Hartley Proxy Guidelines

Exceptions to Policy

The Firm’s proxy policies, as outlined herein, generally will not be applied where the Firm has further delegated discretionary investment management and the authority to vote shares to a properly appointed subadvisor, such as may be the case in some managed separate accounts, wrap programs and funds.

In those situations, proxy votes cast by the subadvisor may be governed by the subadvisor’s proxy voting policies and procedures. The Firm may choose not to vote proxies in certain situations, or for certain accounts, such as but not limited to when the cost of voting would exceed any anticipated benefit to the respective client(s); when a proxy is received for a client account that has been terminated; when a proxy is received for a security no longer managed; and/or when the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (for example, in certain foreign jurisdictions known as “blocking markets”).

Conflicts of Interest

Due to its diversified client base and numerous product lines, the Committee may determine a potential conflict exists in connection with a proxy vote. The Committee will determine how to address the conflict and that may include voting strictly in accordance with policy, and/or allowing the third party service provider to vote in accordance with its guidelines.

Although the Firm does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

Additional Information

Records Related to Proxy Voting:

All proxy voting records, including policy and procedures, proxy statements, votes cast and any correspondence relative thereto will be maintained in accordance with the applicable provisions of the Investment Advisers Act of 1940 (as amended) and pursuant to the Firm’s Data Retention Policy.

Firm clients:

The Firm follows different voting recommendations for different categories of clients such that votes cast on behalf of some clients may oppose votes cast on behalf of other clients. Extended summaries of the U.S. Domestic Proxy Guidelines (applies to ERISA and non-ERISA accounts and funds,) Taft Hartley Proxy Guidelines (which votes per the general guidelines put forth by the AFL-CIO), and voting records are available to clients upon request. (Complete copies are quite voluminous but are also available.) For this information, or to obtain information about specific voting issues, please e-mail: proxyoperations@virtus.com.

GML CAPITAL LLP

Proxy Voting Policies

GML, as a matter of policy and as a fiduciary acting on behalf of funds and managed accounts in respect of which from time to time GML acts as discretionary Adviser (the “portfolios”), has responsibility for voting proxies for securities held in the portfolios, and considering and accepting or rejecting proposed waivers, amendments and other changes to the terms of investments held by the portfolios, consistent with the best economic interests of the investors in the portfolios. Due to the nature of such investments (which are overwhelmingly fixed income and credit investments), it is unlikely that GML will ever be required to vote “typical” proxies on behalf of portfolios i.e., where voting rights accorded to an equity holder are required to be exercised by vote.

However, GML does frequently participate, as discretionary Adviser to portfolios which are holders of bilateral, club and syndicated loans, in evaluating, and then agreeing or rejecting, in organized voting by participants in loan facilities, proposals for waivers, amendments and other changes to the terms of credit facilities. These proposed changes can range from proposals for simple, technical and non-material amendments, to potentially significant and fundamental amendments, including the restructuring/renegotiating of transaction terms with the borrower (issuer) and mandated lead arranger (“MLA”) for the relevant loan. Typically this process involves GML in its capacity as discretionary Adviser, agreeing or disagreeing with a request from a borrower (typically made via the loan’s Facility Agent/Security Agent) and then, if agreed, arranging for the portfolio or its Custodian to enter into written amendments, supplements or modifications to the investment’s credit documents for the purpose of adding or deleting provisions of the credit documents or changing in some manner the rights and/or obligations of all or any of the Borrower, Guarantor, Security Provider or Obligor.

Where GML acts as a non-discretionary investment adviser to a portfolio, GML typically evaluates in detail the circumstances which require a vote of shareholders or lenders; however, the voting decision is approved by a third party with requisite authority (for example, the fund manager of a portfolio in respect of which GML acts as sub-adviser, or the directors of a relevant fund/portfolio).

Each proposed waiver, amendment or change, and particularly each proposed restructuring/renegotiation is analyzed on its own merits and GML as discretionary Adviser votes (or – as non-discretionary Adviser – recommends a voting course of action to a third party) with the sole intention to maximize portfolio value in accordance with the objectives of the particular investment mandate concerned.

Proxy Voting Procedures

Each portfolio in respect of which this policy relates is managed or advised by a Portfolio Team which is led by a Lead Portfolio Manager (“LPM”). The ongoing monitoring and management of a particular portfolio investment is the responsibility of a particular Adviser within the Portfolio Team (a “PM”).

Responsibility for proxy voting or voting on waivers, amendments and other changes on a case-by-case basis rests with the PM responsible for the investment to which the vote relates. The PM considers the issues to which the vote relates on the merits based on the PM’s evaluation of, inter alia, prevailing economic conditions to which the issuer/obligor is subject and the technical characteristics of the proposal which is the subject of the vote, and will seek to vote (or – for non-discretionary mandates – to recommend a voting course of action) such that the portfolio or portfolios are afforded the greatest benefit.

The PM is responsible for maintaining appropriate voting records, including requests for voting, the rationale underpinning the voting decision, written documentation detailing any internal discussions that have taken place and the communication of the voting decision. In the case of portfolios with a trade finance strategy, such communications are provided to the MLA/Facility Agent via the portfolio’s Custodian (or to a portfolio’s fund manager, where GML acts as non-discretionary investment adviser to the portfolio). On occasion, these communications are provided directly by GML to the MLA/Facility Agent.

Oversight over voting decisions is provided prima facie by the LPM of the portfolio(s). The LPM’s principal role in this regard is to ensure consistency of approach, i.e., ensuring case-by-case decisions are made to the holistic benefit of the portfolio(s).

Conflicts of Interest

GML has adopted procedures to address situations where a matter on which a vote is required may present a potential conflict between the interests of the portfolio (and its underlying investors, as applicable) and those of GML, or between different portfolios (and their underlying investors, as applicable). This may occur in one or both of the following two scenarios:

•	There is a significant business relationship between GML (or its affiliates) and a company involved with a vote; and/or

•	Portfolios managed by GML participate in both a loan/bond and another security (typically a bond/loan but could also be an equity security) issued by the same or an associated issuer/obligor (an “associated security”) and a vote that acts to the advantage of the loan/bond may be detrimental to the interests of a holder of an associated security (or vice versa).

GML has implemented the following procedures in order to mitigate conflicts of interest risks:

1.	Should the PM or the LPM have a business relationship with the company involved with that vote (an “Interested Company”), that falls outside of his capacity as investment adviser or manager to the portfolio(s), that business relationship must be declared to the Compliance Officer and Risk Officer of GML. Decisions concerning votes must be discussed in advance with the Compliance Officer and the Risk Officer. Where either the Compliance Officer or the Risk Officer disagrees with the intended course of action, the ‘dissent procedures’ (detailed below) shall apply. In any event, full details of the conflict, and measures taken to mitigate or resolve it, shall be detailed in the Conflicts of Interest Log (which is maintained by the Compliance Officer).

2.	Under no circumstances will the PM, LPM or any other GML staff member, make a commitment to an Interested Company regarding any voting or indicate to an Interested Company how such matters are likely to be voted, in advance of the actual vote.

3.	Where a waiver, amendment or modification of a loan is proposed (that is the subject of a vote) and that loan is held in one or more portfolio(s) managed by a GML investment team (“Investment Team A”) and an associated security is held in one or more different portfolios managed by a different GML investment team (“Investment Team B”), Investment Team A is prohibited from discussing the vote with Investment Team B (and vice versa). Restrictions on information flows between the investment teams are governed by GML’s general conflicts of interest policies and procedures.

4.	Where a waiver, amendment or modification of a loan is proposed (that is the subject of a vote) and an associated security is held in one or more portfolio(s) managed by the same GML investment team, voting intentions for each portfolio must be discussed in advance with the Compliance Officer and the Risk Officer. Where either the Compliance Officer or the Risk Officer disagrees with the intended course of action, the ‘dissent procedures’ (detailed below) shall apply. In any event, full details of the conflict, and measures taken to mitigate or resolve it, shall be detailed in the Conflicts of Interest Log (which is maintained by the Compliance Officer).

5.	Where a conflict of interest arises, as detailed in 1-4 above, and GML is recommending a voting course of action to a third party, the conflict must be disclosed to the third party at the time of making the recommendation.

Dissent Procedures

Where the Risk Officer and/or the Compliance Officer disagrees with a proposed voting decision (in the scenarios detailed above), the matter is referred to a committee comprising the Chief Investment Officer, Risk Officer, LPM concerned and Compliance Officer, who determine the most appropriate course of action (as agreed by majority vote, with the Chief Investment Officer holding the casting vote).

ALCENTRA GROUP PROXY VOTING POLICY

As part of the contractual relationship between us and our clients, typically through an investment advisory agreement, a client may delegate to us its right to exercise voting authority in connection with the securities we manage for that client. Voting rights are most commonly exercised by casting votes by proxy at shareholder meetings on matters that have been submitted to shareholders for approval. Consistent with applicable rules under the Advisers Act, we have adopted and implemented written proxy voting policies and procedures that are reasonably designed: (1) to vote proxies, consistent with our fiduciary obligations, in the best interests of clients; and (2) to prevent conflicts of interest from influencing proxy voting decisions made on behalf of clients. We provide these proxy voting services as part of our investment management service to client accounts and do not separately charge a fee for this service. Clients that have granted us with voting authority are not permitted to direct us on how to vote in a particular solicitation. Clients that have not granted us voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers. We generally do not provide proxy voting recommendations to clients who have not granted us voting authority over their securities. A copy of the Alcentra Global Proxy Voting Policy, as well as information regarding the voting of securities, is available upon request by contacting our Chief Compliance Officer at the address designated on Page 1 of this Form ADV Part 2.

ASHMORE PROXY VOTING POLICY

1	Purpose

1.1 Subject to specific mandate restrictions, Ashmore is generally responsible for voting proxies and taking decisions in connection with corporate actions (referred to herein as “proxies” or a “proxy”) with respect to equities, bonds, loans or other debut instruments (referred to herein as “securities”) held by or held on behalf of the clients for which it serves as investment manager / advisor (“clients”).

1.2 The purpose of this document is to provide appropriate information on Ashmore’s proxy voting policy.

2	Scope

2.1 Ashmore will, at its discretion, apply its proxy voting policy for all Clients, which may include collective investment schemes, investment companies, limited partnerships and other investment funds and vehicles established by Ashmore (“Ashmore Funds”), and segregated institutional client accounts, white label accounts (public funds branded or co-branded in the name of a third-party where the third-party provides some or all of the local infrastructure, marketing, compliance and regulatory framework), structured products, and other accounts established by third-parties (“Segregated Accounts”).

2.2 Ashmore will apply its proxy voting policy in a manner that takes account of the difference circumstances associated with its investment management duties and responsibilities or with any investment objectives, guidelines or restrictions applicable to a particular Client.

2.3 The following forms or proxy votes are typical (but not exhaustive) of those Ashmore is presented with:

•Debt	Accelerations, exchanges and restructurings, corporate reorganisations, restructurings, events of default, bankruptcy proceedings and buy-backs
•Equities	Election of directors, ratification or auditors, management and director compensation, changes to capital structures, takeovers, mergers and corporate restructurings, social, environmental and corporate policy issues

3	Legal and regulatory requirements

This policy addresses our strategy and approach in relation to:

•	The applicable regulatory requirements at both EU and national level (e.g. the EU’s UCITS Directive 2010/43/EU or the UK FCA’s COLL rules on Collective Investment Schemes) on strategies for and exercise of scheme voting rights.

4	Responsibilities

In circumstances where Ashmore has been advised or a requirement for a proxy vote relating to a Security held by or on behalf of a Client, the following responsibilities apply:

•	The Transaction Processing team within the Operations department will notify the Portfolio Manager that has primary responsibility for the Security in question, and who will instruct the Transaction Processing team how to respond. In the absence of the primary Portfolio Manager, it will be referred to the secondary Portfolio Manager.

•	The Portfolio Manager will determine whether or not to raise a proposal with Ashmore’s Investment Committee for discussion and recommendation. This may be the regular weekly Investment Committee meeting or, in relevant circumstances (e.g. a short deadline for response), a quorum of the Investment Management Committee who are in the office at the relevant time. Matters referred to the Investment Committee will also be noted in the Investment Committee’s minutes.

•	The Portfolio Manager will determine whether or not a matter related to a required proxy vote requires review and input from Ashmore’s Legal and Transaction Processing and/or Compliance departments.

•	The Portfolio Manager will determine whether or not to discuss a corporate action with other market participants, issuers and agents, but Ashmore will not disclose how it intends to vote on any particular proxy proposal without the advance approval of Ashmore’s Compliance department. This does not restrict communications in the ordinary course of business with custodians or other agents of Ashmore’s Clients.

5	Policy

5.1 Where Ashmore is given responsibility for proxy voting, it will take reasonable steps under the circumstances to ensure that proxies are voted in the best interests of its Clients. Protecting the financial interests of its Clients is the primary consideration for Ashmore in determining how to act in our clients’ best interests. This generally means proxy voting with a view to enhancing the value of the securities held by or on behalf of Ashmore’s Clients, through maximising the value of securities, taken whether individually or as a whole.

5.2 When considering how to vote a proxy, Ashmore will consider those factors that relate to a Client’s interests, primarily economic, which may result in it voting for a proposal, against a proposal, abstaining from voting or submitting pricing tenders or other commercial undertakings in respect of a proposal.

5.3 Ashmore may also refrain from voting in routine proxy voting issue such as ratification of auditors, particularly if the Ashmore Clients’ aggregate holdings in a particular company are not deemed material in the context of such a vote. For this purpose, “routine” proposals could typically include matters such as an uncontested election of directors, meeting formalities or the approval of an annual report of financial statement.

5.4 Ashmore’s standard form investment management agreement will provide that Ashmore is generally responsible for proxy voting unless the Client has specifically directed Ashmore to the contrary in writing.

6	Conflicts of Interest

6.1 From time to time, proxy voting proposals may raise conflicts between the interests of Ashmore (including its employees, and / or its affiliates) and its Clients.

6.2 Ashmore’s Compliance Department will take certain steps to determine whether such conflict is material and, if so, Ashmore will either vote in favour of the Client or manage the conflict in accordance with Ashmore’s conflicts of interest policy, which may include disclosure of such conflict to the Client for its prior approval as to Ashmore’s proposed vote. If the Client does not respond to such a request or declines the request, Ashmore shall likely abstain from voting the relevant securities.

6.3 If Ashmore is prohibited from disclosing such conflict to a Client (for example, due to confidentiality restrictions) Ashmore shall determine whether to vote in the Client’s interest or abstain from voting.

6.4 Routine proxy proposals shall be presumed not to involve a material conflict of interest for Ashmore, unless Ashmore’s Compliance Department has actual knowledge that a routine proposal should be treated differently.

7	Specific Client Instructions

7.1 Where, under any circumstances, a Client provides Ashmore with specific voting instructions, Ashmore will vote in accordance with those specific instructions, and will not vote in accordance with this policy for that specific client.

7.2 Where a Client’s instruction do not relate to all matters to be voted upon, Ashmore will continue to apply its proxy voting policy to those matters not covered by such specific instructions.

7.3 Clients should be aware that providing specific instructions to Ashmore in relation to a particular matter may prevent Ashmore from taking the steps set out in its proxy voting policy to obtain the best possible result in respect of the matters covered by those instructions.

7.4 Ashmore will accept no responsibility in connection with proxy voting matters that it has received no notice of, or has not received timely or accurate notice of from a custodian or relevant service provider responsible for the holding of its Securities.

8	Monitoring and Review

8.1 Ashmore will monitor the effectiveness of its proxy voting policy on a regular basis, and, where appropriate, correct any deficiencies.

8.2 Any change to this proxy voting policy must be approved by Ashmore’s Risk and Compliance Committee.

appendix b

Ratings of investment securities

Description ratings for Standard & Poor’s Ratings Services (“S&P”); Moody’s Investors Service, Inc., (“Moody’s”) and Fitch Ratings (“Fitch”).

STANDARD & POOR’S RATING SERVICES

LONG-TERM CREDIT RATINGS

AAA	Obligations rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A	Obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB	Obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB	Obligations rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B	Obligations rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC	Obligations rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC	Obligations rated CC are currently highly vulnerable to nonpayment.

C	The rating C is typically applied to situations where a bankruptcy petition or similar action has been filed but payments on the obligation are being continued, or to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently being paid.

D	Obligations rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

SHORT-TERM CREDIT RATINGS

An S&P short term credit rating is a current assessment of the likelihood of timely payment of obligations having an original maturity of no more than 365 days, including commercial paper.

A-1	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3	Issues carrying this designation have an adequate capacity for timely payment. While they have adequate protection parameters, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B-1	Issues carrying this designation are regarded as having significant speculative characteristics, but the relative capacity for timely payment is a relatively strong.

B-2	Issues carrying this designation also are regarded as having significant speculative characteristics, and the relative capacity for timely payment is average compared to other speculative-grade obligors.

B-3	Capacity for timely payment on obligations with this designation is relatively weaker compared to other speculative-grade obligors.

C	This designation is assigned to short-term obligations with doubtful capacity for payment absent favorable business, financial and economic conditions.

D	Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

MOODY’S INVESTORS SERVICE, INC.

LONG-TERM OBLIGATION RATINGS

Aaa	Obligations which are rated Aaa are judged to be of highest quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Obligations which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Obligations which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Obligations which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such obligations lack outstanding investment characteristics and, in fact, may have speculative characteristics as well.

Ba	Obligations which are rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes obligations in this class.

B	Obligations which are rated B generally lack the characteristics of a desirable investment, i.e., they are considered speculative and are subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Obligations which are rated Caa are judged to be of poor standing. Such issues have present elements of danger with respect to principal or interest.

Ca	Obligations which are rated Ca present obligations which are speculative in a high degree. Such issues are often in or very near default or have other marked shortcomings with some prospect of recovery of principal and interest.

C	Obligations which are rated C are the lowest rated class of bonds, are typically in default, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below Caa. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

SHORT-TERM RATINGS

Moody’s short-term ratings are assigned to issues, short-term programs or individual short-term debt instruments generally having an original maturity not exceeding 13 months, unless explicitly noted.

P-1	Issuers (or related supporting institutions) rated Prime-1 are the highest rating assigned by Moody’s. Issuers must have a superior capacity for repayment of short-term debt obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2	Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term debt obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3	Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

NP	Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

FITCH RATINGS

LONG-TERM CORPORATE RATINGS

The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

AAA	Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by reasonably foreseeable events.

AA	Obligations rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A	Obligations rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Obligations rated BBB are considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for obligations with higher ratings.

BB	Obligations rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Obligations rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Obligations rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Obligations rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Obligations rated C are in imminent default in payment of interest or principal.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA long-term category or to long-term categories below B.

SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of less than 13 months for most obligations (including commercial paper, certificates of deposit, medium-term notes, and investment notes) or up to three years for public finance.

Although the credit analysis is similar to Fitch’s long-term rating analysis, the short-term rating places greater emphasis than long-term ratings on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2	Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

F-3	Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B	Speculative credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

C	High default risk. Issues assigned this rating carry a real possibility of default since capacity for meeting financial commitments is solely reliant on a sustained, favorable business and economic environment.

D	Default. Entities or sovereigns assigned this rating have defaulted on payment of all of their financial obligations.

CNR-SX-008-2200

B-4